As filed with the Securities and Exchange Commission on September 17, 2014

Securities Act File No. 333-197857

Investment Company Act File No. 811-22501

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No. 1	☒
Post-Effective Amendment No.	☐
(Check appropriate box or boxes)

BLACKROCK RESOURCES & COMMODITIES STRATEGY TRUST

(Exact Name of Registrant as Specified in Charter)

100 Bellevue Parkway Wilmington, Delaware 19809

(Address of Principal Executive Offices: Number, Street, City, State, Zip Code)

(800) 882-0052

(Area Code and Telephone Number)

John M. Perlowski

President and Chief Executive Officer

BlackRock Resources & Commodities Strategy Trust

55 East 52nd Street

New York, New York 10055

(Name and Address of Agent for Service)

With copies to:

Thomas A. DeCapo, Esq. Skadden, Arps, Slate, Meagher & Flom LLP 500 Boylston Street Boston, Massachusetts 02116	Janey Ahn, Esq. BlackRock Advisors, LLC 40 East 52nd Street New York, New York 10022

AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT

(Approximate Date of Proposed Public Offering)

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered(1)	Proposed Maximum Offering Price Per Unit(2)	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(3)
Common shares $0.001 par value	62,069,999	$13.60	$844,151,986.40	$108,726.78

(1)	Estimated solely for the purpose of calculating the filing registration fee, pursuant to Rule 457(o) under the Securities Act of 1933.
(2)	Net asset value per common share on September 11, 2014.
(3)	$128.80 previously paid in connection with the registration of $1,000,000 worth of common shares on August 5, 2014. The amount stated represents the $128.80 previously paid with respect to the registration of $1,000,000 worth of common shares on August 5, 2014, plus $128.80 per million with respect to the $62,069,999 worth of common shares registered hereby.

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE

This Registration Statement is organized as follows:

a.	Letter to Shareholders of BlackRock Real Asset Equity Trust (“BCF”), BlackRock EcoSolutions Investment Trust (“BQR”) and BlackRock Resources & Commodities Strategy Trust (“BCX”).

b.	Questions and Answers for Shareholders of BCF, BQR and BCX.

c.	Notice of Joint Special Meeting of Shareholders of BCF, BQR and BCX.

d.	Joint Proxy Statement/Prospectus for BCF, BQR and BCX.

e.	Statement of Additional Information regarding the proposed Reorganizations of BCF, BQR and BCX.

f.	Part C: Other Information.

g.	Exhibits.

BLACKROCK REAL ASSET EQUITY TRUST

BLACKROCK ECOSOLUTIONS INVESTMENT TRUST

BLACKROCK RESOURCES & COMMODITIES STRATEGY TRUST

100 Bellevue Parkway

Wilmington, Delaware 19809

(800) 882-0052

September 17, 2014

Dear Shareholder:

You are cordially invited to attend a joint special shareholder meeting (the “Special Meeting”) of BlackRock Real Asset Equity Trust (“BCF”), BlackRock EcoSolutions Investment Trust (“BQR”) and BlackRock Resources & Commodities Strategy Trust (“BCX” and together with BCF and BQR, the “Funds,” and each, a “Fund”), to be held at the offices of BlackRock Advisors, LLC, 1 University Square Drive, Princeton, New Jersey 08540-6455, on November 10, 2014 at 9:00 a.m. (Eastern time). Before the Special Meeting, I would like to provide you with additional background information and ask for your vote on important proposals affecting the Funds which are described in the enclosed Joint Proxy Statement/Prospectus.

Shareholders of BCF and BQR will be asked to consider the following proposal, which is described in the enclosed Joint Proxy Statement/Prospectus, at the Special Meeting: the reorganization of their Fund into BCX, a Fund with similar (but not identical) investment objectives and investment restrictions, and investment policies and strategies that focus on investments in the commodities, natural resources, basic materials and/or energy sectors.

Shareholders of BCX will be asked to consider the following proposal, which is described in the enclosed Joint Proxy Statement/Prospectus, at the Special Meeting: the issuance of additional common shares of BCX in connection with its reorganizations with BCF and BQR.

The Board of Trustees of each Fund believes the proposal applicable to its respective Fund is in the best interests of that Fund and its shareholders and unanimously recommends that you vote “FOR” such proposal.

The enclosed materials explain these proposals in more detail, and I encourage you to review them carefully. As a shareholder, your vote is important, and we hope that you will respond today to ensure that your shares will be represented at the Special Meeting. You may vote using one of the methods below by following the instructions on your proxy card:

•	By touch-tone telephone;

•	By internet;

•	By returning the enclosed proxy card in the postage-paid envelope; or

•	In person at the Special Meeting.

If you do not vote using one of these methods described above, you may be contacted by Georgeson Inc., our proxy solicitor, to vote your shares over the telephone.

As always, we appreciate your support.

Sincerely,

JOHN M. PERLOWSKI

President and Chief Executive Officer of the Funds

Please vote now. Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation(s), we urge you to indicate your voting instructions on the enclosed proxy card, date and sign it and return it promptly in the postage-paid envelope provided, or record your voting instructions by telephone or via the internet, no matter how large or small your holdings may be. If you submit a properly executed proxy but do not indicate how you wish your shares to be voted, your shares will be voted “FOR” each proposal, as applicable. If your shares are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to vote your shares as you instruct at the Special Meeting.

September 17, 2014

IMPORTANT NOTICE

TO SHAREHOLDERS OF

BLACKROCK REAL ASSET EQUITY TRUST

BLACKROCK ECOSOLUTIONS INVESTMENT TRUST

BLACKROCK RESOURCES & COMMODITIES STRATEGY TRUST

QUESTIONS & ANSWERS

Although we urge you to read the entire Joint Proxy Statement/Prospectus, we have provided for your convenience a brief overview of some of the important questions concerning the issues to be voted on.

Q:	Why is a shareholder meeting being held?

A:	Shareholders of BlackRock Real Asset Equity Trust (“BCF”) and BlackRock EcoSolutions Investment Trust (“BQR”): You are being asked to vote on the reorganization (each, a “Reorganization”) of each of BCF and BQR, respectively (each such fund being referred to herein as a “Target Fund”) into BlackRock Resources & Commodities Strategy Trust (“BCX” or the “Acquiring Fund” and, together with the Target Funds, each, a “Fund”). The Funds have similar (but not identical) investment objectives and investment restrictions, the same investment advisor, BlackRock Advisors, LLC (the “Investment Advisor”), and investment policies and strategies that focus on investments in the commodities, natural resources, basic materials and/or energy sectors. See “Comparison of the Funds’ Investments” for additional information about the Funds’ investment objectives and investment policies.

Shareholders of BCF and BQR are being asked to consider the following proposal, which is described in the enclosed Joint Proxy Statement/Prospectus, at the Special Meeting: the Reorganization of their Fund with BCX, the termination of their Fund’s registration under the Investment Company Act of 1940, as amended (the “1940 Act”) and the dissolution of their Fund under Delaware law.

Shareholders of BlackRock Resources & Commodities Strategy Trust (“BCX”): You are being asked to consider the following proposal, which is described in the enclosed Joint Proxy Statement/Prospectus, at the Special Meeting: the issuance of additional common shares of BCX in connection with each Reorganization (each, an “Issuance”).

The term “Combined Fund” will refer to BCX as the surviving Fund after the Reorganizations.

A Reorganization will be consummated if a Target Fund’s shareholders approve the Reorganization with respect to that Target Fund and the Acquiring Fund’s shareholders approve the Reorganization with respect to that Target Fund. A Reorganization is not contingent upon the approval of the other Reorganization. If a Reorganization is not consummated, then the Target Fund for which such Reorganization was not consummated would continue to exist and operate on a stand-alone basis.

In the event a Reorganization is consummated, shareholders of the Combined Fund, including former shareholders of the applicable Target Fund, would be subject to the investment policies of the Acquiring Fund following the Reorganization. See “Comparison of the Funds’ Investments” in the Joint Proxy Statement/Prospectus for a comparison of the Funds’ investment objectives and significant investment strategies and operating policies.

Q:	Why are the Reorganizations being recommended?

A:	The Board of Trustees of each Fund (each, a “Board” and collectively, the “Boards”), considered a number of factors in reaching its determination, including, but not limited to, the following, which are discussed in further detail in the Joint Proxy Statement/Prospectus under “Information about the Reorganizations—Reasons for the Reorganizations”:

•	potential for improved economies of scale and a lower Total Expense Ratio with respect to each Fund;

•	alternatives to the Reorganizations for each Fund;

•	the potential effects of the Reorganizations on the earnings and distributions of each Fund;

•	the potential effects of the Reorganizations on each Fund’s premium/discount to NAV;

•	the compatibility of the Funds’ investment objectives, investment policies and related risks and risk profiles (see “How similar are the Funds?” for additional information);

•	consistency of portfolio management and portfolio composition (see “How similar are the Funds?” for additional information);

•

the potential for improved secondary market trading, including the potential for greater secondary market liquidity for the Combined Fund’s common shares, which may result in tighter bid-ask spreads and better trade execution for the Combined Fund’s shareholders when purchasing or selling the Combined Fund’s common shares;

•	the potential for operating and administrative efficiencies, including the potential for the following benefits:

•	greater investment flexibility and investment options, greater diversification of portfolio investments, the ability to trade in larger positions and more favorable transaction terms;

•

benefits from having fewer closed-end funds offering similar products in the market, including an increased focus by investors on the remaining funds in the market (including the Combined Fund) and additional research coverage; and

•	benefits from having fewer similar funds in the same fund complex, including a simplified operational model and a reduction in risk of operational, legal and financial errors;

•

the anticipated tax-free nature of the Reorganizations (except with respect to taxable distributions from any Fund prior to, or after, the consummation of the Reorganizations) (see “Will I have to pay any U.S. federal taxes as a result of the Reorganizations?” for additional information);

•	the potential effects on the Funds’ capital loss carryforwards;

•	the potential effects on each Fund’s undistributed net investment income;

•	the expected costs of the Reorganizations (see “Will I have to pay any sales load, commission or other similar fees in connection with the Reorganizations?” for additional information);

•	the terms of the Reorganizations and whether the Reorganizations would dilute the interests of shareholders of the Funds;

•	the effect of the Reorganizations on shareholder rights; and

•	any potential benefits of the Reorganizations to the Investment Advisor and its affiliates.

Because the shareholders of each Fund will vote separately on its respective Reorganization or Issuance, as applicable, there are multiple potential combinations of Reorganizations. The Board of each Fund and the Investment Advisor believe that the most likely result of the potential combinations of Reorganizations is the combination of all the Funds. To the extent that one of the Reorganizations is not completed, but the other Reorganization is completed, any expected expense savings by the Combined Fund, or other potential benefits resulting from the Reorganizations, may be reduced.

If the Reorganization of a Target Fund is not approved, the Investment Advisor may, in connection with ongoing management of that Target Fund and its product line, recommend alternative proposals to the Board of that Target Fund.

Q:	How will the Reorganizations affect the fees and expenses of the Funds?

A:

For the fiscal year ended October 31, 2013, the Total Expense Ratios of BCF, BQR and BCX were 1.19%, 1.41% and 1.07%, respectively. For the 12-month period ended April 30, 2014, the Total Expense Ratios of

BCF, BQR and BCX were 1.21%, 1.38% and 1.07%, respectively. “Total Expenses” means a Fund’s total annual operating expenses (including applicable fee waivers). “Total Expense Ratio” means a Fund’s Total Expenses expressed as a percentage of its average net assets attributable to its common shares.

The Funds estimate that the completion of all of the Reorganizations would result in a Total Expense Ratio for the Combined Fund of 1.06% on a historical and pro forma basis for the 12-month period ended April 30, 2014, representing a reduction in the Total Expense Ratio for the shareholders of BCF, BQR and BCX of 0.15%, 0.32% and 0.01%, respectively.

Each Fund entered into an Investment Management Agreement with the Investment Advisor to provide investment advisory services. For such services, BCF pays the Investment Advisor a monthly fee at the annual rate of 1.20% of its average weekly net assets, and each of BQR and BCX pays the Investment Advisor a monthly fee at the annual rate of 1.20% of its respective average daily net assets. The Investment Advisor waives a portion of the investment management fee of each of BCF, BQR and BCX at an annual rate of 0.05%, 0.05% and 0.20%, respectively.

If any of the Reorganizations are consummated, the Investment Advisor will reduce the annual contractual investment management fee rate of the Combined Fund to 1.00% of the average daily net assets of the Combined Fund, which is lower than the contractual investment management fee rate of any individual Fund, lower than the current effective investment management fee rate of BCF and BQR, and the same as the current effective investment management fee rate of BCX. The Combined Fund will not be subject to a separate fee for administration services or benefit from any fee waivers.

Based on a pro-forma Lipper expense group for the Combined Fund, the estimated Total Expense Ratio and net management fee rate are each projected to be in the first quartile.

The level of expense savings (or increases) will vary depending on the combination of the Funds in the proposed Reorganizations, and furthermore, there can be no assurance that future expenses will not increase or that any expense savings for any Fund will be realized as a result of any Reorganization.

Q:	How will the Reorganizations affect the earnings and distributions of the Funds?

A:	The Combined Fund’s earnings yield on NAV is expected to be comparable (i.e., the same or slightly lower or higher) when compared with that of each Fund prior to the Reorganizations; thus, assuming that all of the Reorganizations are consummated and that BCX’s distribution policy remains in place after the Reorganizations, shareholders of each Target Fund are expected to experience a comparable (i.e., the same or slightly lower or higher) distribution yield on NAV after the Reorganizations. The Combined Fund’s earnings and distribution yield on NAV may change over time, and depending on market conditions, may be significantly higher or lower than each Fund’s earnings and distribution yield on NAV prior to the Reorganizations.

Each Fund intends to make monthly distributions to shareholders. Distributions may consist of net investment income, net options premium, net realized and unrealized gains on investments, and/or return of capital.

Each Fund has adopted a plan, consistent with its investment objectives and policies, to support a level distribution of income, capital gains and/or return of capital (a “Plan”). The goal of each Plan is to provide shareholders with consistent and predictable cash flows by setting distribution rates based on expected long-term returns of a Fund. Under its Plan, each Fund will distribute all available investment income to its shareholders in order to maintain a level distribution. Such distributions, under certain circumstances, may exceed a Fund’s total return performance. When distributions exceed total return performance for the period, the difference will reduce the Fund’s total assets and net asset value per share and, therefore, could have the effect of increasing the Fund’s expense ratio and reducing the amount of assets the Fund has available for long term investment. In order to make these distributions, a Fund may have to sell portfolio securities at less than opportune times. Shareholders should not draw any conclusions about a Fund’s investment performance from the amount of the Fund’s distributions or from the terms of a Plan.

The final tax characterization of distributions is determined after the end of a Fund’s fiscal year and is reported to shareholders on Form 1099. Distributions will be characterized as ordinary income, capital gains and/or return of capital. A Fund’s taxable net investment income or net realized capital gains (“taxable income”) may not be sufficient to support the level of distributions paid. To the extent that distributions exceed a Fund’s current and accumulated earnings and profits in the current fiscal year, the excess may be treated as a return of capital. A return of capital distribution does not necessarily reflect a Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’ A return of capital is a return of a portion of an investor’s original investment. A return of capital is generally not taxable, but it reduces a shareholder’s tax basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent disposition by the shareholder of his or her shares. It is possible that a substantial portion of the distributions paid during a calendar year may ultimately be classified as return of capital for income tax purposes when the final determination of the source and character of the distributions is made.

As described above, the portion of distributions that exceeds a Fund’s current and accumulated earnings and profits, which are calculated under tax principles, will constitute a non-taxable return of capital. Although capital loss carryforwards from prior years can offset realized net capital gains, capital loss carryforwards will offset current earnings and profits only if they were generated in the Fund’s 2012 taxable year or thereafter. If distributions in any tax year are less than the Fund’s current earnings and profits but are in excess of net investment income and net realized capital gains (which would occur, for example, if the Fund utilizes pre-2012 capital loss carryforwards to offset capital gains in that tax year), such excess is not treated as a non-taxable return of capital but rather may be taxable to shareholders at ordinary income rates even though it may economically represent a return of capital. Under certain circumstances, such taxable excess distributions could be significant. BCF and BCX currently do not have any pre-2012 capital loss carryforwards, however, a substantial portion of BQR’s capital loss carryforwards are from pre-2012 tax years. The Combined Fund may acquire a portion of BQR’s pre-2012 capital loss carryforwards as a result of the Reorganizations; thus, shareholders of BCF and BCX may be subject to taxable excess distributions as shareholders of the Combined Fund.

Q:	What happens if shareholders of one Target Fund do not approve their Reorganization but shareholders of the other Target Fund approve their Reorganization?

A:	An unfavorable vote on a proposed Reorganization by the shareholders of one Target Fund will not affect the implementation of the Reorganization of the other Target Fund if the other Reorganization is approved by the shareholders of each of the Acquiring Fund and the other Target Fund.

If the Reorganization of a Target Fund is not approved, the Investment Advisor may, in connection with ongoing management of that Target Fund and its product line, recommend alternative proposals to the Board of that Target Fund.

Q:	What happens if shareholders of the Acquiring Fund do not approve the Issuance with respect to the Reorganization of one Target Fund but approve the Issuance with respect to the Reorganization of the other Target Fund?

A:	An unfavorable vote by shareholders of the Acquiring Fund on the Issuance in connection with one Reorganization will not affect the implementation of the other Reorganization, provided the Issuance for such Reorganization is approved by shareholders of the Acquiring Fund and such Reorganization is approved by the shareholders of the Target Fund.

If the Issuance with respect to one Target Fund’s Reorganization is not approved, the Investment Advisor may, in connection with ongoing management of that Target Fund and its product line, recommend alternative proposals to the Board of that Target Fund.

Q:	How similar are the Funds?

A:	The Funds have the same investment advisor and sub-advisor, certain common portfolio managers, and the same board members. Each Fund is organized as a Delaware statutory trust with its common shares listed on the New York Stock Exchange. The investment objectives, significant investment strategies and operating policies, and investment restrictions of the Combined Fund will be those of BCX.

Diversification Status: BQR is a diversified, closed-end management investment company registered under the 1940 Act. BCF and BCX are each a non-diversified, closed-end management investment company registered under the 1940 Act. This means that BCX and BCF may invest a greater percentage of their assets in the obligations of a single issuer than BQR. The Combined Fund will be a “non-diversified” investment company under the 1940 Act. To the extent the Combined Fund invests a relatively high percentage of its assets in the securities of a limited number of issuers, the Combined Fund may be more susceptible than a “diversified” investment company, such as BQR, to any single corporate, economic, political or regulatory occurrence.

Investment Objectives: The Funds have similar (but not identical) investment objectives.

•	BCF’s investment objective seeks to provide total return through a combination of current income, current gains and long-term capital appreciation.

•	BQR’s investment objective seeks to provide total return through a combination of current income, current gains and long-term capital appreciation.

•	BCX’s primary investment objective is to seek high current income and current gains, with a secondary objective of capital appreciation.

Investment Policies: The Funds’ have similar (but not identical) investment policies, except with respect to certain differences summarized below.

•

Sector Concentration. Each Fund’s investments are concentrated in the commodities, natural resources, basic materials and/or energy sectors, which may present more risks than if the Fund was broadly diversified over numerous industries and sectors of the economy. Each Fund may have different concentrations with respect to such sectors. A downturn in any one of the sectors in which a Fund invests a significant portion of its assets would have a larger impact on the Fund than on another Fund that does not concentrate in such sector.

BCX has a broader investment policy with respect to investments in the commodities and natural resources sectors permitting BCX to invest in broader segments of the commodities and natural resources sectors than BCF and BQR. After the Reorganizations, while the Combined Fund’s broader investment policy with respect to the commodities and natural resources sectors may provide benefits of additional diversification, it may also expose former shareholders of BCF and BQR to additional risks in the commodities and natural resources sectors that they are not subject to prior to the Reorganizations.

BCF invests, under normal market conditions, at least 80% of its assets in equity securities of energy, natural resources and basic materials companies and equity derivatives with exposure to companies in the energy, natural resources and basic materials industries.

BQR invests, under normal market conditions, at least 80% of its assets in equity securities issued by companies that are engaged in one or more of New Energy, Water Resources and Agriculture business segments. BQR considers (i) the “New Energy” business segment to include products, technologies and services connected to the efficient use of energy or to the provision or manufacture of alternative forms of energy (e.g., wind, solar and hydroelectric power), including renewable energy, energy infrastructure, energy generation and distribution and energy storage; (ii) the “Water Resources” business segment to include products, technologies and services connected to the provision of potable and non-potable water; the disinfection or desalination of water; the production, filtering, storage and distribution of water; water

v

control; water surveys; water infrastructure; and the improvement of water quality; and (iii) the “Agriculture” business segment to include products, technologies and services connected to agricultural biotechnology and bioengineering; biofuel production and distribution; farm land and forestry; agricultural commodities and food; agricultural infrastructure; farm and other agricultural equipment; fertilizer and other agriculture-related chemicals; and agricultural and food distribution.

BCX invests, under normal market conditions, at least 80% of its total assets in equity securities issued by commodity or natural resources companies, derivatives with exposure to commodity or natural resources companies or investments in securities and derivatives linked to the underlying price movement of commodities or natural resources. BCX’s economic exposure to securities and derivatives linked to the underlying price movements of commodities or natural resources, including commodity-linked derivatives such as commodity-linked notes, commodity futures, forward contracts and swaps and other similar derivative instruments and investment vehicles that invest in commodities, natural resources or commodity-linked derivatives will not exceed 20% of its total assets. While permitted, BCX does not currently expect to invest in securities and derivatives linked to the underlying price movement of commodities or natural resources.

•	Option Writing Strategy. Each Fund may employ a strategy of writing (selling) covered call and put options on common stocks.

•

Non-Investment Grade Debt Securities. BCF and BQR may each invest up to 10% of its total assets in debt securities rated below investment grade. BCX does not have such a limitation and could potentially have greater exposure to the risks associated with below investment grade securities. To the extent the Combined Fund invests a larger proportion of its assets than BCF and BQR in below investment grade securities, former shareholders of BCF and BQR could potentially have greater exposure to the risks associated with below investment grade securities. Below investment grade quality securities (rated Ba/BB or below) are commonly referred to as “high yield” or “junk” bonds and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Issuers of high yield bonds are not perceived to be as strong financially as those with higher credit ratings. These issuers are more vulnerable to financial setbacks and recession than more creditworthy issuers, which may impair their ability to make interest and principal payments.

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Leverage: The Funds’ ability to borrow or use leverage is subject to limitations prescribed in the 1940 Act. In addition to such 1940 Act limitations, each Target Fund has a non-fundamental restriction prohibiting such Target Fund from issuing senior securities or borrowing money for investment purposes (other than in connection with hedging transactions, short sales, when issued or forward commitment transactions and similar investment strategies). BCX does not have such non-fundamental restriction. None of the Funds currently intend to incur indebtedness or issue preferred shares for investment purposes, except the Funds may engage in Strategic Transactions, repurchase agreements, reverse repurchase agreements, when issued or forward commitment transactions and similar investment strategies, which may give rise to a form of leverage.

See “Comparison of the Funds’ Investments” in the Joint Proxy Statement/Prospectus for a comparison of the Funds’ investment objectives, significant investment strategies and operating policies and investment restrictions.

Q:	How will the Reorganizations be effected?

A:	Assuming Target Fund shareholders approve the Reorganizations of the Target Funds and Acquiring Fund shareholders approve each Issuance of the Acquiring Fund, the assets and liabilities of the Target Funds will be combined with those of the Acquiring Fund. Each Target Fund will terminate its registration under the 1940 Act after the completion of its Reorganization and dissolve under Delaware law.

Shareholders of the Target Funds: You will become shareholders of the Acquiring Fund. You will receive newly issued common shares of the Acquiring Fund, par value $0.001 per share, the aggregate NAV (not the market value) of which will equal the aggregate NAV (not the market value) of the common shares of the particular Target Fund you held immediately prior to such Reorganization, less the applicable costs of the Reorganization (though you may receive cash for fractional shares).

Shareholders of the Acquiring Fund: You will remain shareholders of BCX, which will have additional common shares outstanding after the Reorganizations.

Q:	Have common shares of the Target Funds and the Acquiring Fund historically traded at a premium or discount?

A:	The common shares of BCX have historically traded at a discount to NAV and the common shares of BCF and BQR have historically fluctuated between a discount and a premium to NAV. As of August 31, 2014, the NAV per common share of BCF was $10.65 and the market price per common share of BCF was $9.30, representing a discount to NAV of 12.68%, the NAV per common share of BQR was $9.35 and the market price per common share of BQR was $8.25, representing a discount to NAV of 11.76% and the NAV per common share of BCX was $14.04 and the market price per common share of BCX was $12.23, representing a discount to NAV of 12.89%.

To the extent a Target Fund is trading at a wider discount (or a narrower premium) than the Acquiring Fund at the time of the Reorganizations, the shareholders of such Target Fund would have the potential for an economic benefit by the narrowing of the discount/premium if the Reorganizations are consummated. To the extent a Target Fund is trading at a narrower discount (or wider premium) than the Acquiring Fund at the time of the Reorganizations, the shareholders of such Target Fund may be negatively impacted if the Reorganizations are consummated. The Acquiring Fund shareholders would only benefit from a discount perspective to the extent the post-Reorganization discount (or premium) improves. There can be no assurance that, after the Reorganizations, common shares of the Combined Fund will trade at, above or below NAV. In the Reorganizations, shareholders of each Target Fund will receive common shares of the Acquiring Fund based on the relative NAVs (not the market values) of each respective Fund’s common shares. The market value of the common shares of the Combined Fund may be less than the market value of the common shares of your Fund prior to the Reorganizations.

Q:	Will I have to pay any sales load, commission or other similar fees in connection with the Reorganizations?

A:	You will pay no sales loads or commissions in connection with the Reorganizations. Regardless of whether the Reorganizations are completed, however, the costs associated with these proposed Reorganizations, including the costs associated with the shareholder meeting, will be borne directly by each of the respective Funds incurring the expense or will otherwise be allocated among the Funds proportionately or on another reasonable basis as discussed more fully in the Joint Proxy Statement/Prospectus.

The expenses of the Reorganizations (assuming all of the Reorganizations are consummated) are estimated to be $560,000 for BCF, $345,000 for BQR and $565,000 for BCX. Because of the expected expense savings and other benefits for BCF and BQR, the Investment Advisor recommended and the Boards of such Funds have approved that such Funds be responsible for their own Reorganization expenses. See “Information About the Reorganizations—Reasons for the Reorganizations” in the attached Joint Proxy Statement/Prospectus. The Investment Advisor will bear all of the costs of the Reorganizations for BCX because the shareholders of BCX are not expected to experience the same level of economic benefits from the Reorganizations as the shareholders of BCF and BQR.

Neither the Funds nor the Investment Advisor will pay any expenses of shareholders arising out of or in connection with the Reorganizations (e.g., expenses incurred by the shareholder as a result of attending the shareholder meeting, voting on the Reorganizations or other action taken by the shareholder in connection with the Reorganizations). The actual costs associated with the proposed Reorganizations may be more or less than the estimated costs discussed herein.

Q:	Will I have to pay any U.S. federal taxes as a result of the Reorganizations?

A:	Each of the Reorganizations is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). If a Reorganization so qualifies, in general, shareholders of a Target Fund will recognize no gain or loss for U.S. federal income tax purposes upon the exchange of their Target Fund common shares for Acquiring Fund common shares pursuant to the Reorganization (except with respect to cash received in lieu of fractional shares). Additionally, the Target Fund will recognize no gain or loss for U.S. federal income tax purposes by reason of the Reorganization. Neither the Acquiring Fund nor its shareholders will recognize any gain or loss for U.S. federal income tax purposes pursuant to any Reorganization.

On or prior to the closing date of the Reorganizations (the “Closing Date”), each of the Target Funds will declare a distribution to its shareholders that, together with all previous distributions, will have the effect of distributing to each respective Target Fund’s shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), if any, through the Closing Date, all of its net capital gains, if any, through the Closing Date, and all of its net tax-exempt interest income, if any, through the Closing Date. Such a distribution will be taxable to each Target Fund’s shareholders for U.S. federal income tax purposes.

The Funds’ shareholders should consult their own tax advisers regarding the U.S. federal income tax consequences of the Reorganizations, as well as the effects of state, local and non-U.S. tax laws, including possible changes in tax laws.

Q:	Why is the vote of shareholders of the Acquiring Fund being solicited in connection with the Reorganizations?

A:	Although the Acquiring Fund will continue its legal existence and operations after the Reorganizations, the rules of the New York Stock Exchange (on which the Acquiring Fund’s common shares are listed) require the Acquiring Fund’s shareholders to approve the Issuances in connection with the Reorganizations. If the Issuance in connection with a Reorganization is not approved, then such Reorganization will not occur.

Q:	How does the Board of my Fund suggest that I vote?

A:	After careful consideration, the Board of your Fund unanimously recommends that you vote “FOR” each of the items proposed for your Fund.

Q:	How do I vote my proxy?

A:	You may cast your vote by mail, phone, internet or in person at the Special Meeting. To vote by mail, please mark your vote on the enclosed proxy card and sign, date and return the card in the postage-paid envelope provided. If you choose to vote by phone or internet, please refer to the instructions found on the proxy card accompanying the Joint Proxy Statement/Prospectus. To vote by phone or internet, you will need the “control number” that appears on the proxy card.

Q:	Whom do I contact for further information?

A:	You may contact your financial advisor for further information. You may also call Georgeson Inc., the Funds’ proxy solicitor, at 1-866-647-8869.

BLACKROCK REAL ASSET EQUITY TRUST

BLACKROCK ECOSOLUTIONS INVESTMENT TRUST

BLACKROCK RESOURCES & COMMODITIES STRATEGY TRUST

100 Bellevue Parkway

Wilmington, Delaware 19809

(800) 882-0052

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON NOVEMBER 10, 2014

Notice is hereby given that a joint special meeting of shareholders (the “Special Meeting”) of BlackRock Real Asset Equity Trust (“BCF”), BlackRock EcoSolutions Investment Trust (“BQR” and collectively with BCF, the “Target Funds”) and BlackRock Resources & Commodities Strategy Trust (“BCX” or the “Acquiring Fund” and collectively with the Target Funds, the “Funds”) will be held at the offices of BlackRock Advisors, LLC, 1 University Square Drive, Princeton, New Jersey 08540-6455, on November 10, 2014 at 9:00 a.m. (Eastern time) for the following purposes:

1.	The Reorganizations of the Target Funds

Shareholders of BlackRock Real Asset Equity Trust (“BCF”):

Proposal 1(A): The shareholders of BCF are being asked to approve an Agreement and Plan of Reorganization between BCF and BCX (the “BCF Reorganization Agreement”), the termination of BCF’s registration under the Investment Company Act of 1940 (the “1940 Act”) and the dissolution of BCF under Delaware law.

Shareholders of BlackRock EcoSolutions Investment Trust (“BQR”):

Proposal 1(B): The shareholders of BQR are being asked to approve an Agreement and Plan of Reorganization between BQR and BCX (the “BQR Reorganization Agreement”), the termination of BQR’s registration under the 1940 Act and the dissolution of BQR under Delaware law.

2.	The Reorganizations of the Acquiring Fund and the Issuances of the Acquiring Fund’s Common Shares

Shareholders of BlackRock Resources & Commodities Strategy Trust (“BCX”):

Proposal 2(A): The shareholders of BCX are being asked to approve the issuance of additional common shares of BCX in connection with the BCF Reorganization Agreement.

Proposal 2(B): The shareholders of BCX are being asked to approve the issuance of additional common shares of BCX in connection with the BQR Reorganization Agreement.

Shareholders of record as of the close of business on September 12, 2014 are entitled to vote at the Special Meeting or any adjournment or postponement thereof.

THE BOARD OF TRUSTEES (EACH, A “BOARD”) OF EACH OF THE FUNDS RECOMMENDS THAT YOU VOTE YOUR SHARES BY INDICATING YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATING AND SIGNING SUCH PROXY CARD AND RETURNING IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES, OR BY RECORDING YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET.

THE BOARD OF EACH TARGET FUND UNANIMOUSLY RECOMMENDS THAT YOU CAST YOUR VOTE:

-	FOR THE REORGANIZATION OF YOUR TARGET FUND PURSUANT TO YOUR TARGET FUND’S REORGANIZATION AGREEMENT AS DESCRIBED IN THE JOINT PROXY STATEMENT/PROSPECTUS, THE TERMINATION OF YOUR TARGET FUND’S REGISTRATION UNDER THE 1940 ACT AND THE DISSOLUTION OF YOUR TARGET FUND UNDER DELAWARE LAW.

THE BOARD OF BCX UNANIMOUSLY RECOMMENDS THAT YOU CAST YOUR VOTE:

-	FOR THE ISSUANCE OF ADDITIONAL COMMON SHARES OF BCX IN CONNECTION WITH EACH REORGANIZATION AGREEMENT.

IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU MAIL YOUR PROXY CARD OR RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET PROMPTLY.

For the Board of Trustees of the Funds

JOHN M. PERLOWSKI

President and Chief Executive Officer of the Funds

September 17, 2014

YOUR VOTE IS IMPORTANT.

PLEASE VOTE PROMPTLY BY SIGNING AND RETURNING THE

ENCLOSED PROXY CARD OR BY RECORDING YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET, NO MATTER HOW MANY SHARES YOU OWN.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR

THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 10, 2014.

THE PROXY STATEMENT FOR THIS MEETING IS AVAILABLE AT:

HTTPS://WWW.PROXY-DIRECT.COM/BLK-25973

THE INFORMATION IN THIS JOINT PROXY STATEMENT/PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

SUBJECT TO COMPLETION, DATED SEPTEMBER 17, 2014

JOINT PROXY STATEMENT/PROSPECTUS

BLACKROCK REAL ASSET EQUITY TRUST

BLACKROCK ECOSOLUTIONS INVESTMENT TRUST

BLACKROCK RESOURCES & COMMODITIES STRATEGY TRUST

100 Bellevue Parkway

Wilmington, Delaware 19809

(800) 882-0052

JOINT SPECIAL MEETING OF SHAREHOLDERS

NOVEMBER 10, 2014

This Joint Proxy Statement/Prospectus is furnished to you as a shareholder of (i) BlackRock Real Asset Equity Trust (“BCF”), (ii) BlackRock EcoSolutions Investment Trust (“BQR” and collectively with BCF, the “Target Funds”) and/or (iii) BlackRock Resources & Commodities Strategy Trust (“BCX” or the “Acquiring Fund” and collectively with the Target Funds, the “Funds”). Each Fund is organized as a Delaware statutory trust. BCX and BCF are each a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). BQR is a diversified, closed-end management investment company registered under the 1940 Act. A joint special meeting (the “Special Meeting”) of shareholders of each Fund will be held at the offices of BlackRock Advisors, LLC (the “Investment Advisor”), 1 University Square Drive, Princeton, New Jersey 08540-6455, on November 10, 2014 at 9:00 a.m. (Eastern time) to consider the items listed below and discussed in greater detail elsewhere in this Joint Proxy Statement/Prospectus. If you are unable to attend the Special Meeting or any adjournment or postponement thereof, the Board of Trustees of each Fund (each, a “Board”) recommends that you vote your common shares of beneficial interests (“common shares”) by completing and returning the enclosed proxy card or by recording your voting instructions by telephone or via the internet. The approximate mailing date of this Joint Proxy Statement/Prospectus and accompanying form of proxy is September 22, 2014.

The purposes of the Special Meeting are:

1.	The Reorganizations of the Target Funds

Shareholders of BlackRock Real Asset Equity Trust (“BCF”):

Proposal 1(A): The shareholders of BCF are being asked to approve an Agreement and Plan of Reorganization between BCF and BCX (the “BCF Reorganization Agreement”), the termination of BCF’s registration under the 1940 Act and the dissolution of BCF under Delaware law.

Shareholders of BlackRock EcoSolutions Investment Trust (“BQR”):

Proposal 1(B): The shareholders of BQR are being asked to approve an Agreement and Plan of Reorganization between BQR and BCX (the “BQR Reorganization Agreement” and together with the BCF Reorganization Agreement, the “Reorganization Agreements”), the termination of BQR’s registration under the 1940 Act and the dissolution of BQR under Delaware law.

2.	The Reorganizations of the Acquiring Fund and the Issuances of the Acquiring Fund’s Common Shares

Shareholders of BlackRock Resources & Commodities Strategy Trust (“BCX”):

Proposal 2(A): The shareholders of BCX are being asked to approve the issuance of additional common shares of BCX in connection with the BCF Reorganization Agreement.

Proposal 2(B): The shareholders of BCX are being asked to approve the issuance of additional common shares of BCX in connection with the BQR Reorganization Agreement.

Shareholders of record as of the close of business on September 12, 2014 are entitled to vote at the Special Meeting or any adjournment or postponement thereof.

Each Reorganization Agreement that Target Fund shareholders and Acquiring Fund shareholders are being asked to consider involves transactions that will be referred to in this Joint Proxy Statement/Prospectus as a “Reorganization.” The Fund surviving any or all Reorganizations is referred to herein as the “Combined Fund.”

The Reorganizations seek to achieve certain economies of scale and other operational efficiencies by combining three Funds that have similar (but not identical) investment objectives and investment restrictions, the same investment advisor and investment policies and strategies that focus on investments in the commodities, natural resources, basic materials and/or energy sectors. In each Reorganization, the Acquiring Fund will acquire substantially all of the assets and assume substantially all of the liabilities of each Target Fund in exchange for an equal aggregate value of newly-issued common shares of the Acquiring Fund, par value $0.001 per share (“Acquiring Fund Shares”) in the form of book entry interests. Each Target Fund will distribute Acquiring Fund Shares to common shareholders of such Target Fund, and will then terminate its registration under the 1940 Act and dissolve under Delaware law. The Acquiring Fund will continue to operate after the Reorganization as a registered, non-diversified, closed-end management investment company with the investment objectives, investment policies and investment restrictions described in this Joint Proxy Statement/Prospectus.

The aggregate net asset value (“NAV”) (not the market value) of the Acquiring Fund Shares received by the shareholders of the Target Fund in each Reorganization will equal the aggregate NAV (not the market value) of the Target Fund common shares held by such shareholders immediately prior to such Reorganization, less the applicable costs of such Reorganization (although Target Fund shareholders may receive cash for their fractional common shares). The Investment Advisor will bear all of the costs of the Reorganization for BCX because the shareholders of BCX are not expected to experience the same level of economic benefits from the Reorganizations as the shareholders of BCF and BQR. In the Reorganizations, shareholders of each Target Fund will receive common shares of the Acquiring Fund based on the relative NAV (not the market value) of each respective Fund’s common shares. The market value of the common shares of the Combined Fund may be less than the market value of the common shares of a Target Fund prior to the Reorganizations.

The Board of each Fund has determined that including these proposals in one Joint Proxy Statement/Prospectus will reduce costs and is in the best interests of each Fund’s shareholders.

In the event that shareholders of a Target Fund do not approve their Reorganization, such Target Fund would continue to exist and operate on a stand-alone basis. In the event the Acquiring Fund shareholders do not approve a Reorganization, then the affected Target Fund would continue to exist and operate on a stand-alone basis. However, if the Reorganization of a Target Fund is not approved, the Investment Advisor may, in connection with the ongoing management of that Target Fund and its product line, recommend alternative proposals to the Board of that Target Fund. An unfavorable vote by one of the Target Funds or the Acquiring Fund with respect to one of the Reorganizations will not affect the implementation of the Reorganization by the other Target Fund.

This Joint Proxy Statement/Prospectus sets forth concisely the information that shareholders of each Fund should know before voting on the proposals for their Fund and constitutes an offering of Acquiring Fund Shares. Please read it carefully and retain it for future reference. A Statement of Additional Information, dated, 2014, relating to this Joint Proxy Statement/Prospectus (the “Statement of Additional Information”) has been filed with the United States Securities and Exchange Commission (the “SEC”) and is incorporated herein by reference. Copies of each Fund’s most recent annual report and semi-annual report can be obtained on a website maintained by BlackRock, Inc. (“BlackRock”) at www.blackrock.com. In addition, each Fund will furnish, without charge, a copy of the Statement of Additional Information, or its most recent annual report or semi-annual report to any shareholder upon request. Any such request should be directed to BlackRock by calling (800) 882-0052 or by writing to the respective Fund at 100 Bellevue Parkway, Wilmington, Delaware 19809. The Statement of

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Additional Information and the annual and semi-annual reports of each Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov. The address of the principal executive offices of the Funds is 100 Bellevue Parkway, Wilmington, Delaware 19809, and the telephone number is (800) 882-0052.

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934 (the “Exchange Act”) and the Investment Company Act of 1940 and, in accordance therewith, file reports, proxy statements, proxy materials and other information with the SEC. Materials filed with the SEC can be reviewed and copied at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549 or downloaded from the SEC’s website at www.sec.gov. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You may also request copies of these materials, upon payment at the prescribed rates of a duplicating fee, by electronic request to the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549-0102.

BlackRock updates performance information for the Funds, as well as certain other information for the Funds, on a monthly basis on its website in the “Closed-End Funds” section of www.blackrock.com. Shareholders are advised to periodically check the website for updated performance information and other information about the Funds. References to BlackRock’s website are intended to allow investors public access to information regarding the Funds and do not, and are not intended to, incorporate BlackRock’s website in this Joint Proxy Statement/Prospectus.

Please note that only one copy of shareholder documents, including annual or semi-annual reports and proxy materials, may be delivered to two or more shareholders of the Funds who share an address, unless the Funds have received instructions to the contrary. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. To request a separate copy of any shareholder document or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, shareholders should contact the Fund at the address and phone number set forth above.

The common shares of BlackRock Resources & Commodities Strategy Trust are listed on the New York Stock Exchange (“NYSE”) under the ticker symbol “BCX” and will continue to be so listed after the completion of the Reorganizations. The common shares of BlackRock Real Asset Equity Trust are listed on the NYSE under the ticker symbol “BCF.” The common shares of BlackRock EcoSolutions Investment Trust are listed on the NYSE under the ticker symbol “BQR.” Reports, proxy statements and other information concerning the Funds may be inspected at the offices of the NYSE, 20 Broad Street, New York, New York 10005.

This Joint Proxy Statement/Prospectus serves as a prospectus of the Acquiring Fund in connection with the issuance of Acquiring Fund Shares in each of the Reorganizations. No person has been authorized to give any information or make any representation not contained in this Joint Proxy Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Joint Proxy Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

Photographic identification and proof of ownership will be required for admission to the meeting. For directions to the meeting, please contact Georgeson Inc., the firm assisting us in the solicitation of proxies, at 1-866-647-8869.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS JOINT PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The date of this Joint Proxy Statement/Prospectus is September 17, 2014.

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SUMMARY

The following is a summary of certain information contained elsewhere in this Joint Proxy Statement/Prospectus and is qualified in its entirety by reference to the more complete information contained in this Joint Proxy Statement/Prospectus and in the Statement of Additional Information. Shareholders should read the entire Joint Proxy Statement/Prospectus carefully.

The Proposed Reorganizations	The Board of each Fund, including the trustees (the “Board Members”), who are not “interested persons” of each Fund (as defined in the 1940 Act) (the “Independent Board Members”), has unanimously approved its Reorganization or Issuance, as applicable, including its respective Reorganization Agreement(s). Assuming each Target Fund’s shareholders approve its respective Target Fund’s Reorganization and the Acquiring Fund’s shareholders approve the Reorganizations of the Acquiring Fund, the Acquiring Fund will acquire substantially all of the assets and assume substantially all of the liabilities of each Target Fund in exchange for an equal aggregate value of newly-issued Acquiring Fund Shares in the form of book entry interests. Each Target Fund will distribute Acquiring Fund Shares to common shareholders of such Target Fund, and will then terminate its registration under the 1940 Act and dissolve under Delaware law.

In connection with each Reorganization, the Acquiring Fund will issue additional Acquiring Fund Shares to the Target Funds and list such common shares on the NYSE (each, an “Issuance”). Each Target Fund will then distribute the newly-issued Acquiring Fund Shares to its shareholders. The aggregate NAV (not the market value) of the Acquiring Fund Shares received by the Target Fund shareholders in each Reorganization will equal the aggregate NAV (not the market value) of the Target Fund common shares held by such shareholders immediately prior to such Reorganization, less the applicable costs of such Reorganization (although Target Fund shareholders may receive cash for their fractional common shares). The Investment Advisor will bear all of the costs of the Reorganization for BCX because the shareholders of BCX are not expected to experience the same level of economic benefits from the Reorganizations as the shareholders of BCF and BQR. In the Reorganizations, shareholders of each Target Fund will receive common shares of the Acquiring Fund based on the relative NAV, not the market value, of each respective Fund’s common shares. The market value of the common shares of the Combined Fund may be less than the market value of the common shares of a Target Fund prior to the Reorganizations.

The Reorganizations are not expected to result in any reduction in the NAV of the Acquiring Fund Shares, other than to reflect the applicable costs of the Reorganizations, including, but not limited to, the issuance of additional Acquiring Fund Shares in connection with each of the Reorganizations.

Each Fund’s Board has determined that its Reorganization or Issuance, as applicable, is in the best interests of its Fund and the shareholders of such Fund and that the interests of such shareholders will not be diluted with respect to NAV as a result of such Fund’s Reorganization or Issuance, as applicable. As a result of the Reorganizations or the Issuance, as applicable, however, shareholders of each Fund will hold a reduced percentage of ownership in the larger Combined Fund than they did in any of the individual Funds.

The Board of each Target Fund recommends that shareholders of such Target Fund approve their proposed Reorganization at the Special Meeting to be held on November 10, 2014.

The Board of the Acquiring Fund recommends that shareholders of the Acquiring Fund approve the Issuances in connection with the Reorganizations.

Subject to the requisite approval of the shareholders of each Fund with regard to each Reorganization, it is expected that the closing date of the Reorganizations (the “Closing Date”) will be sometime during the fourth quarter 2014, but it may be at a different time as described herein. For information regarding voting requirements, please see “Voting Information and Requirements.”

Please see “Information About the Reorganizations” for additional information.

Background and Reasons for the Proposed Reorganizations	The Reorganizations seek to combine three Funds with similar (but not identical) investment objectives and investment restrictions, and investment policies and strategies that focus on investments in the commodities, natural resources, basic materials and/or energy sectors. The Board of each Target Fund (each, a “Target Fund Board”) and the Board of the Acquiring Fund (the “Acquiring Fund Board”), based upon its evaluation of all relevant information, anticipates that the Reorganizations would benefit shareholders of its Fund. Because shareholders of each Fund will vote separately on their Fund’s respective Reorganization or Issuance, as applicable, there are multiple potential combinations of Reorganizations.

The Board of each Fund, including the Independent Board Members, approved its respective Reorganization or Issuance, as applicable, concluding that such Reorganization or Issuance, as applicable, is in the best interests of its Fund and that the interests of existing shareholders of its Fund will not be diluted with respect to NAV as a result of its respective Reorganization or Issuance, as applicable. This determination was made on the basis of each Board Member’s business judgment after consideration of all of the factors and considerations (discussed below) taken as a whole with respect to its Fund and shareholders, although individual Board Members may have placed different weight on various factors and assigned different degrees of materiality to various factors.

The Board of each Fund considered its respective Reorganization or Issuance, as applicable, at meetings of the Board of each Fund held on July 30, 2014 (the “Meeting”). The Board of each Fund considered a number of factors presented at the time of the Meeting or at a prior meeting in reaching their determinations, including, but not limited to, the following:

•	potential for improved economies of scale and a lower Total Expense Ratio with respect to each Fund;

•	alternatives to the Reorganizations for each Fund;

•	the potential effects of the Reorganizations on the earnings and distributions of each Fund;

•	the potential effects of the Reorganizations on each Fund’s premium/discount to NAV;

•	the compatibility of the Funds’ investment objectives, investment policies and related risks and risk profiles;

•	consistency of portfolio management and portfolio composition;

•

the potential for improved secondary market trading, including the potential for greater secondary market liquidity for the Combined Fund’s common shares, which may result in tighter bid-ask spreads and better trade execution for the Combined Fund’s shareholders when purchasing or selling the Combined Fund’s common shares;

•	the potential for operating and administrative efficiencies for the Combined Fund, including the potential for the following benefits:

•	greater investment flexibility and investment options, greater diversification of portfolio investments, the ability to trade in larger positions and more favorable transaction terms;

•

benefits from having fewer closed-end funds offering similar products in the market, including an increased focus by investors on the remaining funds in the market (including the Combined Fund) and additional research coverage; and

•	benefits from having fewer similar funds in the same fund complex, including a simplified operational model and a reduction in risk of operational, legal and financial errors;

•	the anticipated tax-free nature of the Reorganizations (except with respect to taxable distributions from any Fund prior to, or after, the consummation of the Reorganizations);

•	the potential effects on the Funds’ capital loss carryforwards;

•	the potential effects on each Fund’s undistributed net investment income;

•	the expected costs of the Reorganizations;

•	the terms of the Reorganizations and whether the Reorganizations would dilute the interests of shareholders of the Funds;

•	the effect of the Reorganizations on shareholder rights; and

•	any potential benefits of the Reorganizations to the Investment Advisor and its affiliates.

There can be no assurance that future expenses will not increase or that any expense savings for any Fund will be realized as a result of any Reorganization. Moreover, the level of expense savings (or increases) will vary depending upon the combination of the Funds in the Reorganizations. In addition, a Fund’s earnings and net investment income are variables, which depend on many factors, including its asset mix, portfolio turnover level, performance of its investments, the movement of interest rates and general market conditions. There can be no assurance that the future earnings of a Fund, including the Combined Fund after the Reorganizations, will remain constant. In addition, the Combined Fund’s future earnings will vary depending on the combination of the Funds in the Reorganizations.

The Board of each Fund recommends that shareholders of such Fund approve its respective Reorganization or Issuance, as applicable.

If a Reorganization is not approved by a Target Fund’s shareholders, such Target Fund will continue to operate for the time being as a stand-alone Delaware statutory trust and will continue to be advised by the Investment Advisor. However, if the Reorganization of a Target Fund is not approved, the Investment Advisor may, in connection with ongoing management of the Target Fund and its product line, recommend alternative proposals to the Board of such Target Fund. An unfavorable vote by the shareholders of one of the Target Funds with respect to one of the Reorganizations or the Acquiring Fund with respect to one of the Issuances will not affect the implementation of the other Reorganization.

Please see “Information About the Reorganizations—Reasons for the Reorganizations” for additional information.

Expenses	For the fiscal year ended October 31, 2013, the Total Expense Ratios of BCF, BQR and BCX were 1.19%, 1.41% and 1.07%, respectively.

For the 12-month period ended April 30, 2014, the Total Expense Ratios of BCF, BQR and BCX were 1.21%, 1.38% and 1.07%, respectively. “Total Expenses” means a Fund’s total annual operating expenses (including applicable fee waivers). “Total Expense Ratio” means a Fund’s Total Expenses expressed as a percentage of its average net assets attributable to its common shares.

The Funds estimate that the completion of all of the Reorganizations would result in a Total Expense Ratio for the Combined Fund of 1.06% on a historical and pro forma basis for the 12-month period ended April 30, 2014, representing a reduction in the Total Expense Ratio for the shareholders of BCF, BQR and BCX of 0.15%, 0.32% and 0.01%, respectively.

Based on a pro-forma Lipper expense group for the Combined Fund, the estimated Total Expense Ratio is projected to be in the first quartile.

The level of expense savings (or increases) will vary depending on the combination of the Funds in the proposed Reorganizations, and furthermore, there can be no assurance that future expenses will not increase or that any expense savings for any Fund will be realized as a result of any Reorganization.

Please see “Summary—Comparison of the Funds’ Advisors” and “Expense Table for Shareholders” for additional information.

Earnings and Distributions	The Combined Fund’s earnings yield on NAV is expected to be comparable (i.e., the same or slightly lower or higher) when compared with that of each Fund prior to the Reorganizations; thus, assuming that all the Reorganizations are consummated and that BCX’s distribution policy remains in place after the Reorganizations, shareholders of each Target Fund are expected to experience a comparable (i.e., the same or slightly lower or higher) distribution yield on NAV after the Reorganizations. The Combined Fund’s earnings and distribution yield on NAV may change over time, and depending on market conditions, may be significantly higher or lower than each Fund’s earnings and distribution yield on NAV prior to the Reorganizations.

Appraisal Rights	None of the Funds’ shareholders have appraisal rights for their common shares in their respective Fund. Please see “Appraisal Rights” for additional information.

Federal Tax Consequences of the Reorganizations

Each Reorganization is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). If a Reorganization so qualifies, in general, shareholders of a Target Fund will recognize no gain or loss for U.S. federal income tax purposes upon the exchange of their Target Fund common shares for Acquiring Fund Shares pursuant to the Reorganization (except with respect to cash received in lieu of fractional shares). Additionally, the Target Funds will recognize no gain or loss for U.S. federal income tax purposes by reason of the Reorganizations. Neither the Acquiring Fund nor its shareholders will recognize any gain or loss for U.S. federal income tax purposes pursuant to each Reorganization. Shareholders of each Fund may receive distributions prior to, or after, the consummation of the Reorganizations, including distributions attributable to their proportionate share of Combined Fund built-in gains, if any, recognized after the Reorganizations, when such income and gains are eventually distributed by the Combined Fund. Such distribution may be taxable to shareholders for U.S. federal income tax purposes. It is a condition to the closing of each Reorganization that the respective Target Fund and the Acquiring Fund receive an opinion from Skadden, Arps, Slate, Meagher & Flom LLP (“Skadden Arps”), dated as of the closing date of such Reorganization (the “Closing Date”), regarding the characterization of the Reorganization as a reorganization within the meaning of Section 368(a) of the Code.

The Funds’ shareholders should consult their own tax advisers regarding the U.S. federal income tax consequences of the Reorganizations, as well as the effects of state, local and non-U.S. tax laws, including possible changes in tax laws.

Please see “Certain Federal Income Tax Consequences of the Reorganizations” for additional information.

Comparison of the Funds’ General Information and History	BCF is organized as a Delaware statutory trust and is a non-diversified, closed-end management investment company registered under the 1940 Act.

BQR is organized as a Delaware statutory trust and is a diversified, closed-end management investment company registered under the 1940 Act.

BCX is organized as a Delaware statutory trust and is a non-diversified, closed-end management investment company registered under the 1940 Act.

Each Fund’s common shares are listed on the New York Stock Exchange.

Each Fund has an October 31 fiscal year end.

See “The Funds” for additional information about the history of the Funds.

Comparison of the Funds’ Investment Objectives and Policies	The Funds have similar (but not identical) investment objectives and investment restrictions, and investment policies and strategies that focus on investments in the commodities, natural resources, basic materials and/or energy sectors.

Certain significant differences among the Funds are summarized below.

Diversification Status: BQR is a diversified, closed-end management investment company registered under the 1940 Act. BCF and BCX are each a non-diversified, closed-end management investment company registered under the 1940 Act. This means that BCX and BCF may invest a greater percentage of their assets in the obligations of a single issuer than BQR. The Combined Fund will be a “non-diversified” investment company under the 1940 Act. To the extent the Combined Fund invests a relatively high percentage of its assets in the securities of a limited number of issuers, the Combined Fund may be more susceptible than a “diversified” investment company, such as BQR, to any single corporate, economic, political or regulatory occurrence.

Investment Objectives: The Funds have similar (but not identical) investment objectives.

•	BCF’s investment objective seeks to provide total return through a combination of current income, current gains and long-term capital appreciation.

•	BQR’s investment objective seeks to provide total return through a combination of current income, current gains and long-term capital appreciation.

•	BCX’s primary investment objective is to seek high current income and current gains, with a secondary objective of capital appreciation.

Investment Policies: The Funds’ have similar (but not identical) investment policies, except with respect to certain differences summarized below.

•

Sector Concentration. Each Fund’s investments are concentrated in the commodities, natural resources, basic materials and/or energy sectors, which may present more risks than if the Fund was broadly diversified over numerous industries and sectors of the economy. Each Fund may have different concentrations with respect to such sectors. A downturn in any one of the sectors in which a Fund invests a significant portion of its assets would have a larger impact on the Fund than on another Fund that does not concentrate in such sector.

BCX has a broader investment policy with respect to investments in the commodities and natural resources sectors permitting BCX to invest in broader segments of the commodities and natural resources sectors than BCF and BQR. After the Reorganizations, while the Combined Fund’s broader investment policy with respect to the commodities and natural resources sectors may provide benefits of additional diversification, it may also expose former shareholders of BCF and BQR to additional risks in the commodities and natural resources sectors that they are not subject to prior to the Reorganizations.

BCF invests, under normal market conditions, at least 80% of its assets in equity securities of energy, natural resources and basic materials companies and equity derivatives with exposure to companies in the energy, natural resources and basic materials industries.

BQR invests, under normal market conditions, at least 80% of its assets in equity securities issued by companies that are engaged in one or more of New Energy, Water Resources and Agriculture business segments. BQR considers (i) the “New Energy” business segment to include products, technologies and services connected to the efficient use of energy or to the provision or manufacture of alternative forms of energy (e.g., wind, solar and hydroelectric power), including renewable energy, energy infrastructure, energy generation and distribution and energy storage; (ii) the “Water Resources” business segment to include products, technologies and services connected to the provision of potable and non-potable water; the disinfection or desalination of water; the production, filtering, storage and distribution of water; water control; water surveys; water infrastructure; and the improvement of water quality; and (iii) the “Agriculture” business segment to include products, technologies and services connected to agricultural biotechnology and bioengineering; biofuel production and distribution; farm land and forestry; agricultural commodities and food; agricultural infrastructure; farm and other agricultural equipment; fertilizer and other agriculture-related chemicals; and agricultural and food distribution.

BCX invests, under normal market conditions, at least 80% of its total assets in equity securities issued by commodity or natural resources companies, derivatives with exposure to commodity or natural resources companies or investments in securities and derivatives linked to the underlying price movement of commodities or natural resources. BCX’s economic exposure to securities and derivatives linked to the underlying price movements of commodities or natural resources, including commodity-linked derivatives such as commodity-linked notes, commodity futures, forward contracts and swaps and other similar derivative instruments and investment vehicles that invest in commodities, natural resources or commodity-linked derivatives will not exceed 20% of its total assets. While permitted, BCX does not currently expect to invest in securities and derivatives linked to the underlying price movement of commodities or natural resources.

•	Option Writing Strategy. Each Fund may employ a strategy of writing (selling) covered call and put options on common stocks.

•

Non-Investment Grade Debt Securities. BCF and BQR may each invest up to 10% of its total assets in debt securities rated below investment grade. BCX does not have such a limitation and could potentially have greater exposure to the risks associated with below investment grade securities. To the extent the Combined Fund invests a larger proportion of its assets in below investment grade securities, former shareholders of BCF and BQR could potentially have greater exposure to the risks associated with below investment grade securities. Below investment grade quality securities (rated

Ba/BB or below) are commonly referred to as “high yield” or “junk” bonds and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Issuers of high yield bonds are not perceived to be as strong financially as those with higher credit ratings. These issuers are more vulnerable to financial setbacks and recession than more creditworthy issuers, which may impair their ability to make interest and principal payments.

•

Leverage: The Funds’ ability to borrow or use leverage is subject to limitations prescribed in the 1940 Act. In addition to such 1940 Act limitations, each Target Fund has a non-fundamental restriction prohibiting such Target Fund from issuing senior securities or borrowing money for investment purposes (other than in connection with hedging transactions, short sales, when issued or forward commitment transactions and similar investment strategies). BCX does not have such non-fundamental restriction. None of the Funds currently intend to incur indebtedness or issue preferred shares for investment purposes, except the Funds may engage in Strategic Transactions, repurchase agreements, reverse repurchase agreements, when issued or forward commitment transactions and similar investment strategies, which may give rise to a form of leverage.

The investment objectives, significant investment strategies and operating policies, and investment restrictions of the Combined Fund will be those of BCX.

A more detailed comparison of the Funds’ investment objectives and significant investment strategies and operating policies is set forth in “Comparison of the Funds’ Investments.”

Comparison of the Funds’ Premium/Discount to NAV	The common shares of BCX have historically traded at a discount to NAV and the common shares of BCF and BQR have historically fluctuated between a discount and a premium to NAV. As of August 31, 2014, the NAV per common share of BCF was $10.65 and the market price per common share of BCF was $9.30, representing a discount to NAV of 12.68%, the NAV per common share of BQR was $9.35 and the market price per common share of BQR was $8.25, representing a discount to NAV of 11.76% and the NAV per common share of BCX was $14.04 and the market price per common share of BCX was $12.23, representing a discount to NAV of 12.89%.

To the extent that a Target Fund is trading at a wider discount (or a narrower premium) than the Acquiring Fund at the time of its Reorganization, such Target Fund’s shareholders would have the potential for an economic benefit if the Reorganizations are consummated. To the extent that a Target Fund is trading at a narrower discount (or wider premium) than the Acquiring Fund at the time of its Reorganization, such Target Fund’s shareholders may be negatively impacted if the Reorganizations are consummated. The Acquiring Fund’s shareholders would only benefit from a discount perspective to the extent the post-Reorganization discount (or premium) improves.

There can be no assurance that, after the Reorganizations, common shares of the Combined Fund will trade at, above or below NAV. Upon consummation of the Reorganizations, the Acquiring Fund Shares may trade at a price that is less than the Acquiring Fund’s current trading market price. In the Reorganizations, shareholders of each Target Fund will receive common shares of the Acquiring Fund based on the relative NAVs (not the market values) of each respective Fund’s common shares. The market value of the common shares of the Combined Fund may be less than the market value of the common shares of your Fund prior to the Reorganizations.

Comparison of the Funds’ Distribution Policy	Each Fund intends to make monthly distributions to shareholders. Distributions may consist of net investment income, net options premium, net realized and unrealized gains on investments, and/or return of capital.

Each Fund intends to pay any capital gains distributions at least annually.

Each Fund has adopted a plan, consistent with its investment objectives and policies, to support a level distribution of income, capital gains and/or return of capital (a “Plan”). The goal of each Plan is to provide shareholders with consistent and predictable cash flows by setting distribution rates based on expected long-term returns of a Fund. Under its Plan, each Fund will distribute all available investment income to its shareholders in order to maintain a level distribution. Such distributions, under certain circumstances, may exceed a Fund’s total return performance. When distributions exceed total return performance for the period, the difference will reduce the Fund’s total assets and net asset value per share and, therefore, could have the effect of increasing the Fund’s expense ratio and reducing the amount of assets the Fund has available for long term investment. In order to make these distributions, a Fund may have to sell portfolio securities at less than opportune times. Shareholders should not draw any conclusions about a Fund’s investment performance from the amount of the Fund’s distributions or from the terms of a Plan.

The Board may amend, suspend or terminate a Fund’s Plan without prior notice if it deems such actions to be in the best interests of the Fund or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above net asset value) or widening an existing trading discount. The Funds are subject to risks that could have an adverse impact on their ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, decreased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code.

The final tax characterization of distributions is determined after the end of a Fund’s fiscal year and is reported to shareholders on

Form 1099. Distributions will be characterized as ordinary income, capital gains and/or return of capital. A Fund’s taxable net investment income or net realized capital gains (“taxable income”) may not be sufficient to support the level of distributions paid. To the extent that distributions exceed a Fund’s current and accumulated earnings and profits in the current fiscal year, the excess may be treated as a return of capital.

A return of capital distribution does not necessarily reflect a Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’ A return of capital is a return of a portion of an investor’s original investment. A return of capital is generally not taxable, but it reduces a shareholder’s tax basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent disposition by the shareholder of his or her shares. It is possible that a substantial portion of the distributions paid during a calendar year may ultimately be classified as return of capital for income tax purposes when the final determination of the source and character of the distributions is made.

As described above, the portion of distributions that exceeds the Fund’s current and accumulated earnings and profits, which are calculated under tax principles, will constitute a non-taxable return of capital. Although capital loss carryforwards from prior years can offset realized net capital gains, capital loss carryforwards will offset current earnings and profits only if they were generated in the Fund’s 2012 taxable year or thereafter. If distributions in any tax year are less than the Fund’s current earnings and profits but are in excess of net investment income and net realized capital gains (which would occur, for example, if the Fund utilizes pre-2012 capital loss carryforwards to offset capital gains in that tax year), such excess is not treated as a non-taxable return of capital but rather may be taxable to shareholders at ordinary income rates even though it may economically represent a return of capital. Under certain circumstances, such taxable excess distributions could be significant. Although BCF and BCX currently do not have any pre-2012 capital loss carryforwards, a substantial portion of BQR’s capital loss carryforwards are from pre-2012 tax years. The Combined Fund will acquire BQR’s unused pre-2012 capital loss carryforwards as a result of the Reorganizations, and thus shareholders of BCF and BCX may be subject to taxable excess distributions as a shareholder of the Combined Fund.

Shareholders will automatically have all dividends and distributions reinvested in common shares of a Fund in accordance with the Fund’s dividend reinvestment plan, unless an election is made to receive cash by contacting Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”), each Fund’s reinvestment plan agent, at (800) 699-1236.

Each Fund reserves the right to change its distribution policy and the basis for establishing the rate of its periodic distributions at any time and may do so without prior notice to common shareholders.

Comparison of the Funds’ Management	The Board of each Fund is responsible for the overall supervision of the operations of its respective Fund and performs the various duties imposed on the directors of investment companies by the 1940 Act and under applicable state law. Each Fund has the same Board Members and officers. A list of the Board Members and officers of each Fund, a brief biography for each Board Member and officer, and additional information relating to the Board Members and the officers are included in the Statement of Additional Information.

Comparison of the Funds’ Advisors	BlackRock Advisors, LLC serves as the investment advisor for each Fund and is expected to continue to serve as investment advisor for the Combined Fund. The Investment Advisor is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

Each Fund entered into an Investment Management Agreement with the Investment Advisor to provide investment advisory services. For such services, BCF pays the Investment Advisor a monthly fee at the annual rate of 1.20% of its average weekly net assets, and each of BQR and BCX pays the Investment Advisor a monthly fee at the annual rate of 1.20% of its respective average daily net assets. The Investment Advisor waives a portion of the investment management fee of each of BCF, BQR and BCX at an annual rate of 0.05%, 0.05% and 0.20%, respectively.

The Investment Advisor also provides investment management and other services to BlackRock Cayman Resources & Commodities Strategy Fund, Ltd., a wholly-owned subsidiary of BCX formed in the Cayman Islands (the “Subsidiary”). The Investment Advisor does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, BCX pays the Investment Advisor based on BCX’s net assets which includes the assets of the Subsidiary.

If any of the Reorganizations are consummated, the Investment Advisor will reduce the annual contractual investment management fee rate of the Combined Fund to 1.00% of the average daily net assets of the Combined Fund, which is lower than the contractual investment management fee rate of any individual Fund, lower than the current effective investment management fee rate of BCF and BQR, and the same as the current effective investment management fee rate of BCX. The Combined Fund will not be subject to a separate fee for administration services or benefit from any fee waivers.

Based on a pro-forma Lipper expense group for the Combined Fund, the net management fee rate is projected to be in the first quartile.

The level of expense savings (or increases) will vary depending on the combination of the Funds in the proposed Reorganizations, and furthermore, there can be no assurance that future expenses will not increase or that any expense savings for any Fund will be realized as a result of any Reorganization.

BlackRock International Ltd. (the “Sub-Advisor” and together with the Investment Advisor, the “Advisors”) acts as the sub-advisor for each Fund. The Investment Advisor and each Fund has entered a Sub-Investment Advisory Agreement with the Sub-Advisor under which the Investment Advisor pays the Sub-Advisor for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Investment Advisor.

BlackRock Investment Management, LLC served as the sub-advisor for BQR and BCF until July 1, 2014. BlackRock Capital Management, Inc. served as the sub-advisor for BCF and BCX until July 1, 2014.

Additional information about the Investment Advisor and Sub-Advisor and their arrangements with the Acquiring Fund and the Target Funds are set forth in “Management of the Funds” in this Joint Proxy Statement/Prospectus and in the Statement of Additional Information.

Comparison of the Funds’ Portfolio Management	The table below provides a comparison of the Funds’ portfolio managers.

BCF	BQR	BCX
Poppy Allonby, CFA	Poppy Allonby, CFA	-
Robin Batchelor	Robin Batchelor	-
Kyle G. McClements, CFA	Kyle G. McClements, CFA	Kyle G. McClements, CFA
Christopher Accettella	Christopher Accettella	Christopher Accettella
Joshua Freedman, CFA	Joshua Freedman, CFA	Joshua Freedman, CFA
Alastair Bishop	Alastair Bishop	-
Olivia Markham, CFA	-	-
-	Desmond Cheung, CFA	Desmond Cheung
-	-	Thomas Holl, CFA

BCF is managed by a team of investment professionals comprised of Poppy Allonby, CFA, Managing Director at BlackRock, Robin Batchelor, Managing Director at BlackRock, Kyle G. McClements, CFA, Managing Director at BlackRock, Christopher Accettella, Director at BlackRock, Joshua Freedman, CFA, Vice President at BlackRock, Olivia Markham, CFA, Director at BlackRock, and Alastair Bishop, Director at BlackRock.

Mses. Allonby and Markham and Messrs. Batchelor, McClements, Accettella, Freedman and Bishop are BCF’s portfolio managers and are responsible for the day-to-day management of BCF’s portfolio and the selection of its investments. Mr. McClements has been a member of BCF’s portfolio management team since 2006. Mr. Accettella has been a member of BCF’s portfolio management since 2012. Ms. Allonby and Mr. Batchelor have been members of BCF’s portfolio management team since 2013. Ms. Markham and Messrs. Freedman and Bishop have been members of BCF’s portfolio management team since 2014.

BQR is managed by a team of investment professionals comprised of Poppy Allonby, CFA, Managing Director at BlackRock, Robin Batchelor, Managing Director at BlackRock, Kyle G. McClements, CFA, Managing Director at BlackRock, Christopher Accettella, Director at BlackRock, Joshua Freedman, CFA, Vice President at BlackRock, Desmond Cheung, CFA, Director at BlackRock, and Alastair Bishop, Director at BlackRock.

Messrs. Batchelor, McClements, Accettella, Freedman, Cheung and Bishop and Ms. Allonby are BQR’s portfolio managers and are responsible for the day-to-day management and the selection of its investments. Messrs. Batchelor and McClements and Ms. Allonby have been members of BQR’s portfolio management team since 2007. Mr. Accettella has been a member of BQR’s portfolio management team since 2012. Mr. Freedman, Cheung and Bishop have been members of BQR’s portfolio management team since 2014.

BCX is managed by a team of investment professionals comprised of Kyle G. McClements, CFA, Managing Director at BlackRock, Christopher Accettella, Director at BlackRock, Joshua Freedman, CFA, Vice President at BlackRock, Thomas Holl, CFA, Vice President at BlackRock, and Desmond Cheung, CFA, Director at BlackRock.

Messrs. McClements, Accettella, Freedman, Holl and Cheung are BCX’s portfolio managers and are responsible for the day-to-day management of BCX’s portfolio and the selection of its investments. Messrs. McClements and Accettella have been members of BCX’s portfolio management team since 2011. Messrs. Freedman and Holl have been members of BCX’s portfolio management team since 2013. Mr. Cheung has been a member of BCX’s portfolio management team since 2014.

After the Reorganizations, it is expected that BCX’s current portfolio management team, consisting of Messrs. McClements, Accettella, Freedman, Holl and Cheung, will continue to comprise the team of investment professionals for the Combined Fund.

Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Acquiring Fund and the Target Funds are set forth in the Statement of Additional Information.

Comparison of the Funds’ Other Service Providers	The other professional service providers for the Funds are as follows:

Service	Service Providers to the Funds
Custodian	The Bank of New York Mellon
Transfer Agent, Dividend Disbursing Agent and Registrar	Computershare Trust Company, N.A.
Accounting Services Provider	The Bank of New York Mellon
Independent Registered Public Accounting Firm	Deloitte & Touche LLP
Fund Counsel	Skadden, Arps, Slate, Meagher & Flom LLP
Counsel to the Independent Board Members	Debevoise & Plimpton LLP

It is not anticipated that the Reorganizations will result in any change in the organizations providing services to the Acquiring Fund as set forth above. As a result of the Reorganizations, the service providers to the Acquiring Fund are anticipated to be the service providers to the Combined Fund.

Additional information about the other professional service providers for the Acquiring Fund and the Target Funds are set forth in the Statement of Additional Information.

EXPENSE TABLE FOR SHAREHOLDERS

Total Expenses Table for Shareholders of the Funds as of April 30, 2014

The following tables illustrate the anticipated reduction or increases in the Total Expense Ratio for the shareholders of each Fund expected as a result of the completion of the Reorganizations. The table sets forth (i) the Total Expense Ratio for each Fund for the 12-month period ended April 30, 2014; (ii) the pro forma Total Expense Ratio for the Combined Fund, assuming all of the Reorganizations had taken place on April 30, 2014, which represents the most likely combination of the Reorganizations and the combination of the Reorganizations resulting in the lowest Total Expense Ratio; (iii) the pro forma Total Expense Ratio for the Combined Fund, assuming only the Reorganization of BCF into BCX had taken place on April 30, 2014; and (iv) the pro forma Total Expense Ratio for the Combined Fund, assuming only the Reorganization of BQR into BCX had taken place on April 30, 2014.

The level of expense savings (or increases) will vary depending upon the combination of the Funds in the Reorganizations. Because each of the Reorganizations may occur whether or not the other Reorganization is approved, several combinations are possible. The scenarios presented illustrate the pro forma effects on operating expenses for all possible combinations.

	BCF	BQR	BCX	BCX Pro Forma Combined Fund (BCF & BCX)(a)	BCX Pro Forma Combined Fund (BQR & BCX)(a)	BCX Pro Forma Combined Fund (BCF, BQR & BCX)(a)
Shareholder Transaction Expenses
Maximum Sales Load (as a percentage of the offering price) imposed on purchases of common shares(b)	None	None	None	None	None	None
Dividend Reinvestment and Cash Purchase Plan Fees	Same as BCX	Same as BCX	$0.02 per share for open-market purchases of common shares (c)	Same as BCX	Same as BCX	Same as BCX
Annual Total Expenses (as a percentage of average net assets attributable to common shares)
Investment Management Fees(d)	1.13%	1.15%	1.00%	1.00%	1.00%	1.00%
Other Expenses	0.08%	0.23%	0.07%	0.07%	0.07%	0.06%
Total Annual Fund Operating Expenses(d)	1.21%	1.38%	1.07%	1.07%	1.07%	1.06%

(a)	Assumes the Reorganizations had taken place on April 30, 2014.

(b)	No sales load will be charged in connection with the issuance of the Acquiring Fund Shares as part of the Reorganizations. Common shares are not available for purchase from the Funds but may be purchased on the NYSE through a broker-dealer subject to individually negotiated commission rates. Common shares purchased in the secondary market may be subject to brokerage commissions or other charges.

(c)	The Reinvestment Plan Agent’s fees for the handling of the reinvestment of dividends will be paid by the Fund. However, you will pay a $0.02 per share fee incurred in connection with open-market purchases, which will be deducted from the value of the dividend. You will also be charged a $0.02 per share fee if you direct the Reinvestment Plan Agent to sell your common shares held in a dividend reinvestment account. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay. See “Automatic Dividend Reinvestment Plan” for additional information.

(d)	BCF pays the Investment Advisor a contractual management fee at an annual rate of 1.20% of BCF’s average weekly net assets. BQR and BCX pay the Investment Advisor a contractual management fee at an annual rate of 1.20% of BQR’s and BCX’s respective average daily net assets. The Investment Advisor waived a portion of the investment advisory fee with respect to BCF at an annual rate of 0.10% through September 29, 2013 and 0.05% of BCF’s average weekly net assets thereafter. The Investment Advisor waives a portion of the investment advisory fee with respect to BQR and BCX at an annual rate of 0.05% and 0.20% of BQR’s and BCX’s average daily net assets, respectively.

Without these investment advisory fee waivers, BCF’s, BQR’s and BCX’s “Investment Management Fees” would be 1.20%, 1.20% and 1.20%, respectively, and its “Total Annual Fund Operating Expenses” would be 1.29%, 1.43% and 1.27%, respectively.

The Combined Fund will not be subject to the investment advisory fee waiver. If any of the Reorganizations are consummated, the annual contractual investment advisory fee rate of the Combined Fund will be 1.00% of the average daily net assets of the Combined Fund.

The following example is intended to help you compare the costs of investing in the common shares of the Combined Fund pro forma if the Reorganizations are completed with the costs of investing in BCF, BQR and the Acquiring Fund without the Reorganizations. An investor in common shares would pay the following expenses on a $1,000 investment, assuming (1) the “Total Annual Fund Operating Expenses” for each Fund set forth in the total expenses table above and (2) a 5% annual return throughout the period:

	1 Year	3 Years	5 Years	10 Years
BCF	$12	$38	$67	$147
BQR	$14	$44	$76	$166
BCX	$11	$34	$59	$131
BCX Pro Forma Combined Fund (BCF & BQR into BCX)	$11	$34	$58	$129
BCX Pro Forma Combined Fund (BQR into BCX)	$11	$34	$59	$131
BCX Pro Forma Combined Fund (BCF into BCX)	$11	$34	$59	$131

The examples set forth above assume common shares of each Fund were owned as of the completion of the Reorganizations and the reinvestment of all dividends and distributions and uses a 5% annual rate of return as mandated by SEC regulations. The examples should not be considered a representation of past or future expenses or annual rates of return. Actual expenses or annual rates of return may be more or less than those assumed for purposes of the examples.

The expenses of the Reorganizations (assuming all of the Reorganizations are consummated) are estimated to be $560,000 for BCF, $345,000 for BQR and $565,000 for BCX. The Investment Advisor will bear all of the costs of the Reorganization for BCX because the shareholders of BCX are not expected to experience the same level of economic benefits from the Reorganizations as the shareholders of BCF and BQR.

RISK FACTORS AND SPECIAL CONSIDERATIONS

Comparison of Risks

Because the Funds have similar (but not identical) investment objectives and investment restrictions, and investment policies and strategies that focus on investments in the commodities, natural resources, basic materials and/or energy sectors, the Funds generally are subject to similar investment risks.

The Combined Fund will be managed in accordance with the same investment objective and investment policies, and subject to the same risks, as the Acquiring Fund. Many of the investment risks associated with an investment in the Acquiring Fund are similar to those associated with an investment in the Target Funds. Risks that predominately affect the common shares of the Funds include common stock risk, dividend risk, industry and business sector risk, and risks associated with option writing. In addition, as exchange-traded closed-end funds, the Funds are subject to the risk that the Funds’ common shares may trade at a discount from the Funds’ NAV. Accordingly, the Funds are primarily designed for long-term investors and should not be considered a vehicle for trading purposes. In the normal course of business, each Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments.

The Funds are subject to similar investment risks, except for certain differences. Certain significant differences are summarized below:

•

Sector Concentration. Each Fund’s investments are concentrated in the commodities, natural resources, basic materials and/or energy sectors, which may present more risks than if the Fund was broadly diversified over numerous industries and sectors of the economy. Each Fund may have different concentrations with respect to such sectors. A downturn in any one of the sectors in which a Fund invests a significant portion of its assets would have a larger impact on the Fund than on another Fund that does not concentrate in such sector.

BCX has a broader investment policy with respect to investments in the commodities and natural resources sectors permitting BCX to invest in broader segments of the commodities and natural resources sectors than BCF and BQR. After the Reorganizations, while the Combined Fund’s broader investment policy with respect to the commodities and natural resources sectors may provide benefits of additional diversification, it may also expose former shareholders of BCF and BQR to additional risks in the commodities and natural resources sectors that they are not subject to prior to the Reorganizations.

BCF invests, under normal market conditions, at least 80% of its assets in equity securities of energy, natural resources and basic materials companies and equity derivatives with exposure to companies in the energy, natural resources and basic materials industries.

BQR invests, under normal market conditions, at least 80% of its assets in equity securities issued by companies that are engaged in one or more of New Energy, Water Resources and Agriculture business segments. BQR considers (i) the “New Energy” business segment to include products, technologies and services connected to the efficient use of energy or to the provision or manufacture of alternative forms of energy (e.g., wind, solar and hydroelectric power), including renewable energy, energy infrastructure, energy generation and distribution and energy storage; (ii) the “Water Resources” business segment to include products, technologies and services connected to the provision of potable and non-potable water; the disinfection or desalination of water; the production, filtering, storage and distribution of water; water control; water surveys; water infrastructure; and the improvement of water quality; and (iii) the “Agriculture” business segment to include products, technologies and services connected to agricultural biotechnology and bioengineering; biofuel production and distribution; farm land and forestry; agricultural commodities and food; agricultural infrastructure; farm and other agricultural equipment; fertilizer and other agriculture-related chemicals; and agricultural and food distribution.

BCX invests, under normal market conditions, at least 80% of its total assets in equity securities issued by commodity or natural resources companies, derivatives with exposure to commodity or natural resources companies or investments in securities and derivatives linked to the underlying price movement of commodities or natural resources. BCX’s economic exposure to securities and derivatives linked to the underlying price movements of commodities or natural resources, including commodity-linked derivatives such as commodity-linked notes, commodity futures, forward contracts and swaps and other similar derivative instruments and investment vehicles that invest in commodities, natural resources or commodity-linked derivatives will not exceed 20% of its total assets. While permitted, BCX does not currently expect to invest in securities and derivatives linked to the underlying price movement of commodities or natural resources.

•

Non-Investment Grade Debt Securities. BCF and BQR may each invest up to 10% of its total assets in debt securities rated below investment grade. BCX does not have such a limitation and could potentially have greater exposure to the risks associated with below investment grade securities. To the extent the Combined Fund invests a larger proportion of its assets in below investment grade securities, former shareholders of BCF and BQR could potentially have greater exposure to the risks associated with below investment grade securities. Below investment grade quality securities (rated Ba/BB or below) are commonly referred to as “high yield” or “junk” bonds and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Issuers of high yield bonds are not perceived to be as strong financially as those with higher credit ratings. These issuers are more vulnerable to financial setbacks and recession than more creditworthy issuers, which may impair their ability to make interest and principal payments.

•

Leverage: The Funds’ ability to borrow or use leverage is subject to limitations prescribed in the 1940 Act. In addition to such 1940 Act limitations, each Target Fund has a non-fundamental restriction prohibiting such Target Fund from issuing senior securities or borrowing money for investment purposes (other than in connection with hedging transactions, short sales, when issued or forward commitment transactions and similar investment strategies). BCX does not have such non-fundamental restriction. None of the Funds currently intend to incur indebtedness or issue preferred shares for investment purposes, except the Funds may engage in Strategic Transactions, repurchase agreements, reverse repurchase agreements, when issued or forward commitment transactions and similar investment strategies, which may give rise to a form of leverage.

The foregoing is just a summary of the significant differences in the risks associated with an investment in each Fund’s common shares. Please see “Comparison of the Funds’ Investments” in this Joint Proxy Statement/Prospectus for a more detailed description of the salient differences among the Funds.

Risks Related to the Reorganizations

Expenses.

While the Funds currently estimate that the Reorganizations will result in reduced aggregate expenses of the Combined Fund by approximately $1,257,000 per year if all the Reorganizations are completed (which represents the most likely combination of the Reorganizations), approximately $847,000 if only the Reorganization between BCF and BCX is completed, and approximately $315,000 if only the Reorganization between BQR and BCX is completed, the realization of these reduced expenses will not affect holders of the Funds proportionately, and may take longer than expected to be realized or may not be realized at all.

For the fiscal year ended October 31, 2013, the Total Expense Ratios of BCF, BQR and BCX were 1.19%, 1.41% and 1.07%, respectively. As of April 30, 2014, the historical and pro forma Total Expense Ratios applicable to the Reorganizations are as follows:

BCF	BQR	BCX	BCX Pro Forma Combined Fund (BCF & BCX)	BCX Pro Forma Combined Fund (BQR & BCX)	BCX Pro Forma Combined Fund (BCF, BQR & BCX)
1.21%	1.38%	1.07%	1.07%	1.07%	1.06%

The Funds estimate that the completion of the Reorganizations would result in a Total Expense Ratio for the Combined Fund of 1.06% on a historical and pro forma basis for the 12-month period ended April 30, 2014, representing a reduction in the Total Expense Ratio for the shareholders of BCF, BQR and BCX of 0.15%, 0.32% and 0.01%, respectively.

The Board of each Fund and the Investment Advisor believe that the most likely result of the potential combinations of the Reorganizations is the combination of all of the Funds, which is also expected to result in the lowest Total Expense Ratio. The Reorganization of just BCF into the Acquiring Fund or just BQR into the Acquiring Fund is expected to result in a higher Total Expense Ratio than the Total Expense Ratio that is expected to result from the Reorganizations of all the Funds.

Each Fund entered into an Investment Management Agreement with the Investment Advisor to provide investment advisory services. For such services, BCF pays the Investment Advisor a monthly fee at the annual rate of 1.20% of its average weekly net assets, and each of BQR and BCX pays the Investment Advisor a monthly fee at the annual rate of 1.20% of its respective average daily net assets. The Investment Advisor waives a portion of the investment management fee of each of BCF, BQR and BCX at an annual rate of 0.05%, 0.05% and 0.20%, respectively.

If any of the Reorganizations are consummated, the Investment Advisor will reduce the annual contractual investment management fee rate of the Combined Fund to 1.00% of the average daily net assets of the Combined Fund, which is lower than the contractual investment management fee rate of any individual Fund, lower than the current effective investment management fee rate of BCF and BQR, and the same as the current effective investment management fee rate of BCX. The Combined Fund will not be subject to a separate fee for administration services or benefit from any fee waivers.

Based on a pro-forma Lipper expense group for the Combined Fund, the estimated Total Expense Ratio and net management fee rate are each projected to be in the first quartile.

No matter which Funds complete their Reorganizations, the Combined Fund may incur higher Total Expenses for a period after the completion of the Reorganizations due to expenses associated with the Reorganizations prior to experiencing any such savings or may never experience such savings if the Combined Fund’s fixed costs were to increase or the value of its assets were to decrease.

There can be no assurance that future expenses will not increase or that any expense savings for any Fund will be realized as a result of any Reorganization. Moreover, the level of expense savings (or increases) will vary depending upon the combination of the Funds in the Reorganizations.

Please see the “Expense Table for Shareholders” for additional information about the Funds’ expenses.

Earnings and Distribution Yield.

The Combined Fund’s earnings yield on NAV is expected to be comparable (i.e., the same or slightly lower or higher) when compared with that of each Fund prior to the Reorganizations; thus, assuming that all of the Reorganizations are consummated and that BCX’s distribution policy remains in place after the Reorganizations, shareholders of each Target Fund are expected to experience a comparable (i.e., the same or slightly lower or higher) distribution yield on NAV after the Reorganizations. The Combined Fund’s earnings and distribution yield on NAV may change over time, and depending on market conditions, may be significantly higher or lower than each Fund’s earnings and distribution yield on NAV prior to the Reorganizations.

A Fund’s earnings and net investment income are variables, which depend on many factors, including its asset mix, portfolio turnover level, performance of its investments, the movement of interest rates and general market conditions. There can be no assurance that the future earnings of a Fund, including the Combined Fund after the Reorganizations, will remain constant. In addition, the Combined Fund’s future earnings will vary depending upon the combination of the proposed Reorganizations.

Premium/Discount to NAV.

As with any capital stock, the price of each Fund’s common shares will fluctuate based on market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. Each Fund’s common shares are designed for long-term investors and should not be treated as trading vehicles. Shares of closed-end management investment companies frequently trade at a discount from their NAV. This risk may be greater for investors who sell their shares in a relatively short period of time after the completion of the Reorganizations.

The common shares of BCX have historically traded at a discount to NAV and the common shares of BCF and BQR have historically fluctuated between a discount and a premium to NAV. As of August 31, 2014, the NAV per common share of BCF was $10.65 and the market price per common share of BCF was $9.30, representing a discount to NAV of 12.68%, the NAV per common share of BQR was $9.35 and the market price per common share of BQR was $8.25, representing a discount to NAV of 11.76% and the NAV per common share of BCX was $14.04 and the market price per common share of BCX was $12.23, representing a discount to NAV of 12.89%.

To the extent that a Target Fund is trading at a wider discount (or a narrower premium) than the Acquiring Fund at the time of its Reorganization, such Target Fund’s shareholders would have the potential for an economic benefit if the Reorganizations are consummated. To the extent that a Target Fund is trading at a narrower discount (or wider premium) than the Acquiring Fund at the time of its Reorganization, such Target Fund’s shareholders may be negatively impacted if the Reorganizations are consummated. The Acquiring Fund’s shareholders would only benefit from a discount perspective to the extent the post-Reorganization discount (or premium) improves.

There can be no assurance that, after the Reorganizations, common shares of the Combined Fund will trade at, above or below NAV. Upon consummation of the Reorganizations, the common shares of the Combined Fund may trade at a price that is less than the Acquiring Fund’s current trading market price. In the Reorganizations, shareholders of each Target Fund will receive common shares of the Acquiring Fund based on the relative NAVs (not the market values) of each respective Fund’s common shares. The market value of the common shares of the Combined Fund may be less than the market value of the common shares of your Fund prior to the Reorganizations.

Dividends and Distributions.

The final tax characterization of distributions is determined after the end of a Fund’s fiscal year and is reported to shareholders on Form 1099. Distributions will be characterized as ordinary income, capital gains and/or return of capital. A Fund’s taxable net investment income or net realized capital gains (“taxable income”) may not be sufficient to support the level of distributions paid. To the extent that distributions exceed a Fund’s current and accumulated earnings and profits in the current fiscal year, the excess may be treated as a return of capital. A return of capital distribution does not necessarily reflect a Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’ A return of capital is a return of a portion of an investor’s original investment. A return of capital is generally not taxable, but it reduces a shareholder’s tax basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent disposition by the shareholder of his or her shares. It is possible that a substantial portion of the distributions paid during a calendar year may ultimately be classified as return of capital for income tax purposes when the final determination of the source and character of the distributions is made.

As described above, the portion of distributions that exceeds the Fund’s current and accumulated earnings and profits, which are calculated under tax principles, will constitute a non-taxable return of capital. Although capital loss carryforwards from prior years can offset realized net capital gains, capital loss carryforwards will offset current earnings and profits only if they were generated in the Fund’s 2012 taxable year or thereafter. If distributions in any tax year are less than the Fund’s current earnings and profits but are in excess of net investment income and net realized capital gains (which would occur, for example, if the Fund utilizes pre-2012 capital loss carryforwards to offset capital gains in that tax year), such excess is not treated as a non-taxable return of capital but rather may be taxable to shareholders at ordinary income rates even though it may economically represent a return of capital. Under certain circumstances, such taxable excess distributions could be significant. BCF and BCX currently do not have any pre-2012 capital loss carryforwards, however, a substantial portion of BQR’s capital loss carryforwards are from pre-2012 tax years. The Combined Fund may acquire a portion of BQR’s pre-2012 capital loss carryforwards as a result of the Reorganizations; thus, shareholders of BCF and BCX may be subject to taxable distributions as shareholders of the Combined Fund.

Tax Considerations.

Each Reorganization is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Code. If a Reorganization so qualifies, in general, shareholders of a Target Fund will recognize no gain or loss for U.S. federal income tax purposes upon the exchange of their Target Fund common shares for Acquiring Fund Shares pursuant to the Reorganization (except with respect to cash received in lieu of fractional shares). Additionally, the Target Funds will recognize no gain or loss for U.S. federal income tax purposes by reason of the Reorganizations. Neither the Acquiring Fund nor its shareholders will recognize any gain or loss for U.S. federal income tax purposes pursuant to each Reorganization. Shareholders of each Fund may receive distributions prior to, or after, the consummation of the Reorganizations, including distributions attributable to their proportionate share of Combined Fund built-in gains, if any, recognized after the Reorganizations, when such income and gains are eventually distributed by the Combined Fund. Such distribution may be taxable to shareholders for U.S. federal income tax purposes. It is a condition to the closing of each Reorganization that the respective Target Fund and the Acquiring Fund receive an opinion from Skadden Arps, dated as of the Closing Date, regarding the characterization of the Reorganization as a reorganization within the meaning of Section 368(a) of the Code.

The Funds’ shareholders should consult their own tax advisers regarding the U.S. federal income tax consequences of the Reorganizations, as well as the effects of state, local and non-U.S. tax laws, including possible changes in tax laws.

See “Certain Federal Income Tax Consequences of the Reorganizations” for a summary of certain U.S. federal income tax consequences of the Reorganizations.

General Risks of Investing in the Acquiring Fund

The Combined Fund will be managed in accordance with the same investment objective and investment policies, and subject to the same risks, as the Acquiring Fund. Risk is inherent in all investing. The value of your investment in the Acquiring Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. The Acquiring Fund is not meant to provide a vehicle for those who wish to exploit short-term swings in the stock market and is intended for long-term investors. An investment in shares of the Acquiring Fund should not be considered a complete investment program. Each shareholder should take into account the Acquiring Fund’s investment objective as well as the shareholder’s other investments when considering an investment in the Acquiring Fund. You may lose part or all of your investment in the Acquiring Fund or your investment may not perform as well as other similar investments. The risks that predominately affect shares of the Acquiring Fund include the following:

Investment and Market Discount Risk. An investment in the Acquiring Fund’s common shares is subject to investment risk, including the possible loss of the entire amount that you invest. As with any stock, the price of the Acquiring Fund’s common shares will fluctuate with market conditions and other factors. Common shares are designed for long-term investors and the Acquiring Fund should not be treated as a trading vehicle. Shares of closed-end management investment companies frequently trade at a discount from their NAV. This risk is separate and distinct from the risk that the Acquiring Fund’s NAV could decrease as a result of its investment activities. At any point in time an investment in the Acquiring Fund’s common shares may be worth less than the original amount invested, even after taking into account distributions paid by the Acquiring Fund. This risk may be greater for investors who sell their common shares in a relatively short period of time after completion of the Reorganizations.

Non-Diversification Risk. The Acquiring Fund has registered as a “non-diversified” investment company under the 1940 Act. For federal income tax purposes, the Acquiring Fund, with respect to up to 50% of its total assets, will be able to invest more than 5% (but not more than 25%, except for investments in United States government securities and securities of other regulated investment companies, which are generally not limited for tax purposes) of the value of its total assets in the securities of any single issuer or the securities of one or more qualified publicly traded partnerships. To the extent the Acquiring Fund invests a relatively high percentage of its assets in the securities of a limited number of issuers, the Acquiring Fund may be more susceptible than a more widely diversified investment company to any single corporate, economic, political or regulatory occurrence.

Equity Securities Risk. The Acquiring Fund will have exposure to common stocks. Stock markets are volatile, and the price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. Although common stocks have historically generated higher average total returns than fixed income securities over the long-term, common stocks also have experienced significantly more volatility in those returns and, in certain periods, have significantly under-performed relative to fixed income securities. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Acquiring Fund. A common stock may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. The value of a particular common stock held by the Acquiring Fund may decline for a number of other reasons which directly relate to the issuer, such as management performance, financial leverage, the issuer’s historical and prospective earnings, the value of its assets and reduced demand for its goods and services. Also, the price of common stocks is sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Acquiring Fund has exposure. Common stock prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Common equity securities in which the Acquiring Fund may invest are structurally subordinated to preferred stock, bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and are therefore inherently more risky than preferred stock or debt instruments of such issuers.

Dividend Risk. Dividends on common stocks are not fixed but are declared at the discretion of an issuer’s board of directors. There is no guarantee that the issuers of the common stocks in which the Acquiring Fund invests will declare dividends in the future or that if declared they will remain at current levels or increase over time. There is no assurance as to what portion of the Acquiring Fund’s distributions will constitute qualified dividend income.

Sector Risk. Sector risk is the risk that the Acquiring Fund’s concentration in the securities of companies in a specific market sector or industry will cause the Acquiring Fund to be more exposed to the price movements of companies in and developments affecting that sector than a more broadly diversified fund. The Acquiring Fund’s investments will be concentrated in commodity and natural resources companies, which include, but are not limited to, companies in commodities, natural resources and energy businesses and in associated businesses and companies that provide services or have exposure to such businesses (collectively, the “Commodities and Natural Resources Sector”). Because the Acquiring Fund will be concentrated in the Commodities and Natural Resources Sector, it may be subject to more risks than if it were broadly diversified over numerous industries and sectors of the economy. General changes in market sentiment towards the Commodities and Natural Resources Sector may adversely affect the Acquiring Fund, and the performance of the Commodities and Natural Resources Sector may lag behind the broader market as a whole. Also, the Acquiring Fund’s concentration in the Commodities and Natural Resources Sector may subject the Acquiring Fund to a variety risks associated with the Commodities and Natural Resources Sector.

Commodity and Natural Resources Investment Risk. Investing in commodity-linked derivative instruments and equity securities of companies in the Commodities and Natural Resources Sector may subject the Acquiring Fund to greater volatility than investments in traditional securities. The commodities markets have experienced periods of extreme volatility. Similar future market conditions may result in rapid and substantial valuation decreases in the Acquiring Fund’s holdings.

The commodities markets may fluctuate widely based on a variety of factors. Movements in commodity investment prices are outside of the Acquiring Fund’s control and may not be anticipated by Fund management. Price movements may be influenced by, among other things: governmental, agricultural, trade, fiscal, monetary and exchange control programs and policies; changing market and economic conditions; market liquidity; weather and climate conditions; changing supply and demand relationships and levels of domestic production and imported commodities; the availability of local, intrastate and interstate transportation systems; energy conservation; the success of exploration projects; changes in international balances of payments and trade; domestic and foreign rates of inflation; currency devaluations and revaluations; domestic and foreign political and economic events; domestic and foreign interest rates and/or investor expectations concerning interest rates; foreign currency/exchange rates; domestic and foreign governmental regulation and taxation; war, acts of terrorism and other political upheaval and conflicts; governmental expropriation; investment and trading activities of mutual funds, hedge funds and commodities funds; changes in philosophies and emotions of market participants. The frequency and magnitude of such changes cannot be predicted. In addition, the use of commodity and currency derivative instruments by producers has increased in recent years. There have been examples of companies that have mismanaged their exposures resulting, in extreme cases, in financial distress or even bankruptcy.

The commodity markets are subject to temporary distortions and other disruptions due to, among other factors, lack of liquidity, the participation of speculators, and government regulation and other actions. U.S. futures exchanges and some foreign exchanges limit the amount of fluctuation in futures contract prices which may occur in a single business day (generally referred to as “daily price fluctuation limits”). The maximum or minimum price of a contract as a result of these limits is referred to as a “limit price.” If the limit price has been reached in a particular contract, no trades may be made beyond the limit price. Limit prices have the effect of precluding trading in a particular contract or forcing the liquidation of contracts at disadvantageous times or prices.

The Advisors’ judgments about trends in the prices of these securities and commodities may prove to be incorrect. At times, the performance of securities of companies in the Commodities and Natural Resources Sector will lag behind the performance of other industries or the broader market as a whole.

Because the Acquiring Fund’s performance is linked to the performance of volatile commodities and natural resources, investors should consider purchasing shares of the Acquiring Fund only as part of an overall diversified portfolio and should be willing to assume the risks of potentially significant fluctuations in the value of Trust shares.

Additional information about the risks involved in investing in the Commodities and Natural Resources Sector are set forth below.

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Depletion and Exploration Risk. Many commodity and natural resources companies are engaged in the production of one or more physical commodities or are engaged in transporting, storing, distributing and processing these items on behalf of shippers. To maintain or grow their revenues, these companies or their customers need to maintain or expand their reserves through exploration of new sources of supply, through the development of existing sources, through acquisitions or through long-term contracts to acquire reserves. The financial performance of commodity and natural resources companies may be adversely affected if they, or the companies to whom they provide the service, are unable to cost-effectively acquire additional reserves sufficient to replace the natural decline.

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Operational, Geological and Weather Risk. Commodity and natural resources companies are subject to specific operational and geological risks in addition to normal business and management risks. Some examples of operational risks include mine rock falls, underground explosions and pit wall failures. Geological risk would include faulting of the ore body and misinterpretation of geotechnical data. Agricultural commodities may be adversely affected by weather or other natural phenomena, such as drought, floods and pests.

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Precious Metals Pricing Risk. The Acquiring Fund may invest in companies that have a material exposure to precious metals, such as gold, silver and platinum and precious metals related instruments and securities. The price of precious metals can fluctuate widely and be affected by numerous factors beyond the Acquiring Fund’s control including: global or regional political, economic or financial events and situations; investors’ expectations with respect to the future rates of inflation and movements in world equity, financial and property markets; global supply and demand for specific precious metals, which is influenced by such factors as mine production and net forward selling activities by precious metals producers, central bank purchases and sales, jewelry demand and the supply of recycled jewelry, net investment demand and industrial demand, net of recycling; interest rates and currency exchange rates, particularly the strength of and confidence in the U.S. dollar; and investment and trading activities of hedge funds, commodity funds and other speculators. The Acquiring Fund currently does not intend to hold physical precious metals; provided, however, the Acquiring Fund may invest in companies that hold physical precious metals. The Acquiring Fund may also enter into futures contracts and forward contracts on precious metals, and although the Acquiring Fund currently does not intend to take physical delivery of precious metals in connection with settlements of such contracts, it may do so under certain circumstances.

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Distress Gold Sale Risk. The possibility of large-scale distress sales of gold in times of crisis may have a short-term negative impact on the price of gold and adversely affect companies in which the Acquiring Fund may invest. For example, economic, political or social conditions or pressures may require central banks, other governmental agencies and multi-lateral institutions that buy, sell and hold gold as part of their reserve assets, to liquidate their gold assets all at once or in an uncoordinated manner. The demand for gold might not be sufficient to accommodate the sudden increase in the supply of gold to the market.

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Supply and Demand Risk. A decrease in the production of a physical commodity or a decrease in the volume of such commodity available for transportation, mining, processing, storage or distribution may adversely impact the financial performance of a commodity or natural resources company that devotes a portion of its business to that commodity or natural resource. Production declines and volume decreases could be caused by various factors, including catastrophic events affecting production, depletion of resources, labor difficulties, environmental proceedings, increased regulations, equipment failures and unexpected maintenance problems, import supply disruption, governmental expropriation, political upheaval or conflicts or increased competition from alternative energy sources or commodity prices. Alternatively, a sustained decline in demand for such commodities could also adversely affect the financial performance of commodity and natural resources companies. Factors that could lead to a decline in demand include economic recession or other adverse economic conditions, higher taxes on commodities or increased governmental regulations, increases in fuel economy, consumer shifts to the use of alternative commodities or fuel sources, changes in commodity prices, or weather.

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Interest Rate Risk. Rising interest rates could adversely impact the financial performance of commodity and natural resources companies by increasing their costs of capital. This may reduce their ability to execute acquisitions or expansion projects in a cost-effective manner. Rising interest rates may also adversely affect the prices of securities and transactions related to underlying commodities.

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Regulatory Risk. Commodity-related companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for the products and services they provide. The U.S. Commodity Futures Trading Commission (the “CFTC”) and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the retroactive implementation of speculative position limits or higher margin requirements, the establishment of daily limits and the suspension of trading. Any of these actions, if taken, could adversely affect the returns of the Acquiring Fund by limiting or precluding investment decisions the Acquiring Fund might otherwise make. In addition, various national governments have expressed concern regarding the derivatives markets and the need to regulate such markets. Stricter laws, regulations or enforcement policies, with respect to the derivatives market, could be enacted in the future which would likely increase compliance costs and may adversely affect the operations and financial performance of commodity-related companies. The effect of any future regulatory change on the Acquiring Fund is impossible to predict, but could be substantial and adverse to the Acquiring Fund. Also, future regulatory developments may impact the Acquiring Fund’s ability to invest in commodity-linked derivatives.

Commodities-Related Instruments Risk. The Acquiring Fund (directly or through the Subsidiary) may invest in certain derivative instruments which provide a greater amount of economic exposure to the Commodities and Natural Resources Sector. To the extent that the Acquiring Fund obtains economic exposure to the Commodities and Natural Resources Sector in this manner, it may be subject to similar risks of concentration in the Commodities and Natural Resources Sector as if it had invested in the securities of issuers in the Commodities and Natural Resources Sector directly. Risks specific to the commodities-related derivatives that may be used by the Acquiring Fund are discussed below.

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Commodity-Linked Derivatives Risk. The value of a commodity-linked derivative investment typically is based upon the price movements of a commodity, a commodity futures contract or commodity index, or some other readily measurable economic variable. Commodity-linked derivatives provide exposure to the investment returns of commodities that trade in the commodities markets without investing directly in physical commodities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The value of commodity-linked derivatives will rise or fall in response to changes in the underlying commodity or related index. Investments in commodity-linked derivatives may be subject to greater volatility than non-derivative based investments. A highly liquid secondary market may not exist for certain commodity-linked derivatives, and there can be no assurance that one will develop.

Commodity-linked derivatives also may be subject to credit and interest rate risks that in general affect the values of fixed-income securities. Therefore, at maturity, the Acquiring Fund may receive more or less principal than it originally invested. The Acquiring Fund might receive interest payments that are more or less than the stated coupon interest payments.

In connection with the Acquiring Fund’s direct and indirect investments in commodity-linked derivatives, the Acquiring Fund will attempt to manage its counterparty exposure so as to limit its exposure to any one counterparty. However, due to the limited number of entities that may serve as counterparties (and which the Acquiring Fund believes are creditworthy) at any one time the Acquiring Fund may enter into swap agreements with a limited number of counterparties and may invest in commodity-linked notes issued by a limited number of issuers that will act as counterparties, which may increase the Acquiring Fund’s exposure to counterparty credit risk. There can be no assurance that the Acquiring Fund will be able to limit exposure to any one counterparty at all times.

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Commodity-Linked Notes Risk. The Acquiring Fund’s investments in commodity-linked notes involve substantial risks, including the risk of loss of a significant portion of their principal value. In addition to commodity risk and general derivatives risk, they may be subject to additional special risks, such as risk of loss of interest and principal, lack of secondary market and risk of greater volatility, that do not affect traditional equity and debt securities.

If payment of interest on a commodity-linked note is linked to the value of a particular commodity, commodity index or other economic variable, the Acquiring Fund might not receive all (or a portion) of the interest due on its investment if there is a loss of value of the underlying investment. To the extent that the amount of the principal to be repaid upon maturity is linked to the value of a particular commodity, commodity index or other economic variable, the Acquiring Fund might not receive all or a portion of the principal at maturity of the investment. At any time, the risk of loss associated with a particular note in the Acquiring Fund’s portfolio may be significantly higher than the value of the note.

A liquid secondary market may not exist for the commodity-linked notes that the Acquiring Fund buys, which may make it difficult for the Acquiring Fund to sell them at an acceptable price or to accurately value them. Commodity-linked notes are also subject to the credit risk of the issuer. The Acquiring Fund will be exposed to counterparty credit risk of the issuer. That is, at maturity of a commodity-linked note, there is a risk that the issuer may be unable to perform its obligations under the terms of the commodity-linked note. Issuers of commodity-linked notes are typically large money center banks, broker-dealers, other financial institutions and large corporations. If the issuer becomes bankrupt or otherwise fails to pay, the Acquiring Fund could lose money.

The value of the commodity-linked notes the Acquiring Fund buys may fluctuate significantly because the values of the underlying investments to which they are linked are themselves extremely volatile. Additionally, the particular terms of a commodity-linked note may create economic leverage by requiring payment by the issuer of an amount that is a multiple of the price increase or decrease of the underlying commodity, commodity index or other economic variable. This would have the effect of increasing the volatility of the value of these commodity-linked notes as they may increase or decrease in value more quickly than the underlying commodity, commodity index or other economic variable. Therefore, at the maturity of the note, the Acquiring Fund may receive more or less principal than it originally invested and may receive interest payments on the note that are more or less than the stated coupon interest payments. The Acquiring Fund currently does not intend to invest in commodity-linked notes that involve leverage.

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Commodity-Related Futures Risk. The primary risks associated with the use of futures contracts and options are (a) the imperfect correlation between the change in market value of the instruments held by the Acquiring Fund and the price of the futures contract or option; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Advisors’ inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations.

Commodity futures contracts involves additional risks relating to storage costs, reinvestment risk, economic factors and leverage, as described in further detail below.

Storage Costs—The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity. These storage costs include the time value of money invested in the physical commodity plus the actual costs of storing the commodity less any benefits from ownership of the physical commodity that are not obtained by the holder of a futures contract (this is sometimes referred to as the “convenience yield”). To the extent that these storage costs change for an underlying commodity while the Acquiring Fund is long futures contracts on that commodity, the value of the futures contract may change proportionately.

Reinvestment Risk—In the commodity futures markets, if producers of the underlying commodity wish to hedge the price risk of selling the commodity, they will sell futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to take the corresponding long side of the same futures contract, the commodity producer must be willing to sell the futures contract at a price that is below the expected future spot price. Conversely, if the predominate hedgers in the futures market are the purchasers of the underlying commodity who purchase futures contracts to hedge against a rise in prices, then speculators will only take the short side of the futures contract if the futures price is greater than the expected future spot price of the commodity.

The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price. This can have significant implications for the Acquiring Fund when it is time to replace an expiring contract with a new contract. If the nature of hedgers and speculators in futures markets has shifted such that commodity purchasers are the predominate hedgers in the market, the Acquiring Fund might open the new futures position at a higher price or choose other related commodity investments.

Additional Economic Factors—The values of commodities which underlie commodity futures contracts are subject to additional variables which may be less significant to the values of traditional securities such as stocks and bonds. Variables such as drought, floods, weather, livestock disease, embargoes and tariffs may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, commodity-linked notes, commodity options and commodity swaps, than on traditional securities. These additional variables may create additional investment risks which subject the Acquiring Fund’s investments to greater volatility than investments in traditional securities.

Leverage—There is much greater leverage in futures trading than in stocks. The Acquiring Fund is allowed to purchase futures contracts on margin. The initial margin requirements are typically between 5% and 15% of the notional value of the contract. That means the Acquiring Fund is only required to pay up front between 5% to 15% percent of the notional value of the futures contract. Therefore, the Acquiring Fund has a higher degree of leverage in its futures contract purchases than in its stock purchases. As a result, there may be differences in the volatility of rates of return between securities purchases and futures contract purchases, with the returns from futures contracts being more volatile.

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Subsidiary Risk. By investing in the Subsidiary, the Acquiring Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The Commodity-Related Instruments that will be held by the Subsidiary are generally similar to those that are permitted to be held by the Acquiring Fund and are subject to the same risks that apply to similar investments if held directly by the Acquiring Fund. See “—Commodity and Natural Resources Investment Risk.” The Subsidiary will not be registered under the 1940 Act, and, unless otherwise noted in this this Joint Proxy Statement/Prospectus, will not be subject to any investor protections of the 1940 Act. The Acquiring Fund’s Board of Trustees has oversight responsibility for the investment activities of the Acquiring Fund, including its investment in the Subsidiary, and the Acquiring Fund’s role as sole shareholder of the Subsidiary. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Acquiring Fund and/or the Subsidiary to operate as described in this this Joint Proxy Statement/Prospectus and the Statement of Additional Information and could adversely affect the Acquiring Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Trust shareholders would likely suffer decreased investment returns.

Risks Associated with the Acquiring Fund’s Option Strategy. The ability of the Acquiring Fund to achieve current gains is partially dependent on the successful implementation of its option strategy. Risks that may adversely affect the ability of the Acquiring Fund to successfully implement its option strategy include the following:

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Risks Associated with Options on Securities Generally. There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

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Risks of Writing Options. As the writer of a covered call option, the Acquiring Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. As the Acquiring Fund writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited and the risk of net asset value erosion increases. If the Acquiring Fund experiences net asset value erosion, which itself may have an indirect negative effect on the market price of the Acquiring Fund’s shares, the Acquiring Fund will have a reduced asset base over which to write covered calls, which may eventually lead to reduced distributions to shareholders. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

Writing covered call options entails certain risks, which include, but are not limited to, the following: an increase in the value of the underlying equity security above the strike price can result in the exercise of a written option (sale by the Acquiring Fund to the counterparty) when the Acquiring Fund might not otherwise have sold the security; exercise of the option by the counterparty will result in a sale below the current market value and will result in a gain or loss being realized by the Acquiring Fund; and writing covered call options limits the potential appreciation that could be realized on the underlying equity security to the extent of the strike price of the option. As such, an option over-writing strategy may outperform the general equity market in flat or falling markets but underperform in rising markets.

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Exchange-Listed Option Risks. There can be no assurance that a liquid market will exist when the Acquiring Fund seeks to close out an option position on an options exchange. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. If the Acquiring Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.

The hours of trading for options on an exchange may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. Call options are marked to market daily and their value will be affected by changes in the value and dividend rates of the underlying common stocks, an increase in interest rates, changes in the actual or perceived volatility of the stock market and the underlying common stocks and the remaining time to the options’ expiration. Additionally, the exercise price of an option may be adjusted downward before the option’s expiration as a result of the occurrence of certain corporate events affecting the underlying equity security, such as extraordinary dividends, stock splits, merger or other extraordinary distributions or events. A reduction in the exercise price of an option would reduce the Acquiring Fund’s capital appreciation potential on the underlying security.

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Over-the-Counter Option Risk. The Acquiring Fund may write (sell) unlisted “over-the-counter” or “OTC” options to a significant extent. Options written by the Acquiring Fund with respect to non-U.S. securities, indices or sectors generally tend to be OTC options. OTC options differ from exchange-listed options in that they are two-party contracts, with exercise price, premium and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-listed options. The counterparties to these transactions typically will be major international banks, broker-dealers and financial institutions. The Acquiring Fund may be required to treat as illiquid securities being used to cover certain written OTC options. The OTC options written by the Acquiring Fund will not be issued, guaranteed or cleared by the Options Clearing Corporation. In addition, the Acquiring Fund’s ability to terminate the OTC options may be more limited than with exchange-traded options. Banks, broker-dealers or other financial institutions participating in such transactions may fail to settle a transaction in accordance with the terms of the option as written. In the event of default or insolvency of the counterparty, the Acquiring Fund may be unable to liquidate an OTC option position.

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Index Option Risk. The Acquiring Fund may sell index call and put options from time to time. The purchaser of an index call option has the right to any appreciation in the value of the index over the exercise price of the option on or before the expiration date. The purchaser of an index put option has the right to any depreciation in the value of the index below the exercise price of the option on or before the expiration date. Because the exercise of an index option is settled in cash, sellers of index call options, such as the Acquiring Fund, cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. The Acquiring Fund will lose money if it is required to pay the purchaser of an index option the difference between the cash value of the index on which the option was written and the exercise price and such difference is greater than the premium received by the Acquiring Fund for writing the option. The value of index options written by the Acquiring Fund, which will be priced daily, will be affected by changes in the value and dividend rates of the underlying common stocks in the respective index, changes in the actual or perceived volatility of the stock market and the remaining time to the options’ expiration. The value of the index options also may be adversely affected if the market for the index options becomes less liquid or smaller. Distributions paid by the Acquiring Fund on its common shares may be derived in part from the net index option premiums it receives from selling index call and put options, less the cost of paying settlement amounts to purchasers of the options that exercise their options. Net index option premiums can vary widely over the short term and long term.

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Limitation on Option Writing Risk. The number of call options the Acquiring Fund can write is limited by the total assets the Acquiring Fund holds and is further limited by the fact that all options represent 100 share lots of the underlying common stock. Furthermore, the Acquiring Fund’s options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Acquiring Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Advisors. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

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Tax Risk. Income on options on individual stocks will not be recognized by the Acquiring Fund for tax purposes until an option is exercised, lapses or is subject to a “closing transaction” (as defined by applicable regulations) pursuant to which the Acquiring Fund’s obligations with respect to the option are otherwise terminated. If the option lapses without exercise or is otherwise subject to a closing transaction, the premiums received by the Acquiring Fund from the writing of such options will generally be characterized as short-term capital gain. If an option written by the Acquiring Fund is exercised, the Acquiring Fund may recognize taxable gain depending on the exercise price of the option, the option premium, and the Acquiring Fund’s tax basis in the security underlying the option. The character of any gain on the sale of the underlying security as short-term or long-term capital gain will depend on the holding period of the Acquiring Fund in the underlying security. In general, distributions received by shareholders of the Acquiring Fund that are attributable to short-term capital gains recognized by the Acquiring Fund from its option writing activities will be taxed to such shareholders as ordinary income and will not be eligible for the reduced tax rate applicable to qualified dividend income.

Options on indices of securities and sectors of securities will generally be “marked-to-market” for U.S. federal income tax purposes. As a result, the Acquiring Fund will generally recognize gain or loss on the last day of each taxable year equal to the difference between the value of the option on that date and the adjusted basis of the option. The adjusted basis of the option will consequently be increased by such gain or decreased by such loss. Any gain or loss with respect to options on indices and sectors will be treated as short-term capital gain or loss to the extent of 40% of such gain or loss and long-term capital gain or loss to the extent of 60% of such gain or loss. Because the mark-to-market rules may cause the Acquiring Fund to recognize gain in advance of the receipt of cash, the Acquiring Fund may be required to dispose of investments in order to meet its distribution requirements.

Master Limited Partnerships Risk. An investment in master limited partnership (“MLP”) units involves some risks that differ from an investment in the common stock of a corporation. As compared to common stockholders of a corporation, holders of MLP units have more limited control and limited rights to vote on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest may exist between common unit holders and the general partner, including those arising from incentive distribution payments.

Much of the benefit the Acquiring Fund derives from its investment in equity securities of MLPs is a result of MLPs generally being treated as partnerships for U.S. federal income tax purposes. Partnerships do not pay U.S. federal income tax at the partnership level. Rather, each partner of a partnership, in computing its U.S. federal income tax liability, will include its allocable share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law, or a change in the business of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP and causing any such distributions received by the Acquiring Fund to be taxed as dividend income to the extent of the MLP’s current or accumulated earnings and profits. Thus, if any of the MLPs owned by the Acquiring Fund were treated as corporations for U.S. federal income tax purposes, the after-tax return to the Acquiring Fund with respect to its investment in such MLPs would be materially reduced, which could cause a decline in the value of the common stock.

To the extent that the Acquiring Fund invests in the equity securities of an MLP, the Acquiring Fund will be a partner in such MLP. Accordingly, the Acquiring Fund will be required to include in its taxable income the Acquiring Fund’s allocable share of the income, gains, losses, deductions and expenses recognized by each such MLP, regardless of whether the MLP distributes cash to the Acquiring Fund. Historically, MLPs have been able to offset a significant portion of their income with tax deductions. The Acquiring Fund will incur a current tax liability on its allocable share of an MLP’s income and gains that is not offset by the MLP’s tax deductions, losses and credits. The portion, if any, of a distribution received by the Acquiring Fund from an MLP that is offset by the MLP’s tax deductions, losses or credits is essentially treated as a return of capital. However, those distributions will reduce the Acquiring Fund’s adjusted tax basis in the equity securities of the MLP, which will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the Acquiring Fund for tax purposes upon the sale of any such equity securities or upon subsequent distributions in respect of such equity securities. The percentage of an MLP’s income and gains that is offset by tax deductions, losses and credits will fluctuate over time for various reasons. A significant slowdown in acquisition activity or capital spending by MLPs held in the Acquiring Fund’s portfolio could result in a reduction of accelerated depreciation generated by new acquisitions, which may result in increased current tax liability for the Acquiring Fund.

Because of the Acquiring Fund’s investments in equity securities of MLPs, the Acquiring Fund’s earnings and profits may be calculated using accounting methods that are different from those used for calculating taxable income. Because of these differences, the Acquiring Fund may make distributions out of its current or accumulated earnings and profits, which will be treated as dividends, in years in which the Acquiring Fund’s distributions exceed its taxable income.

In addition, changes in tax laws or regulations, or future interpretations of such laws or regulations, could adversely affect the Acquiring Fund or the MLP investments in which the Acquiring Fund invests.

Canadian Royalty Trust Risk. Canadian royalty trusts are exposed to many of the same risks as commodity and natural resources companies, such as pricing risk, supply and demand risk and depletion and exploration risk.

Small and Mid-Cap Stock Risk. The Acquiring Fund may invest in companies with small or medium capitalizations. Smaller and medium company stocks can be more volatile than, and perform differently from, larger company stocks. There may be less trading in a smaller or medium company’s stock, which means that buy and sell transactions in that stock could have a larger impact on the stock’s price than is the case with larger company stocks. As a result, the purchase or sale of more than a limited number of shares of a small or medium company may affect its market price. The Acquiring Fund may need a considerable amount of time to purchase or sell its positions in these securities. In addition, smaller or medium company stocks may not be well known to the investing public. Smaller and medium companies may have fewer business lines; changes in any one line of business, therefore, may have a greater impact on a smaller and medium company’s stock price than is the case for a larger company.

Investments in Unseasoned Companies. The Acquiring Fund may invest in the securities of smaller, less seasoned companies. These investments may present greater opportunities for growth, but also involve greater risks than customarily are associated with investments in securities of more established companies. Some of the companies in which the Acquiring Fund may invest will be start-up companies which may have insubstantial operational or earnings history or may have limited products, markets, financial resources or management depth. Some may also be emerging companies at the research and development stage with no products or technologies to market or approved for marketing. Securities of emerging companies may lack an active secondary market and may be subject to more abrupt or erratic price movements than securities of larger, more established companies or stock market averages in general. Competitors of certain companies may have substantially greater financial resources than many of the companies in which the Acquiring Fund may invest.

Non-U.S. Securities Risk and Emerging Markets Risk. Investing in non-U.S. securities involves certain risks not involved in domestic investments, including, but not limited to: fluctuations in foreign exchange rates; future foreign economic, financial, political and social developments; different legal systems; the possible imposition of exchange controls or other foreign governmental laws or restrictions, including expropriation; lower trading volume; much greater price volatility and illiquidity of certain non-U.S. securities markets; different trading and settlement practices; less governmental supervision; changes in currency exchange rates; high and volatile rates of inflation; fluctuating interest rates; less publicly available information; and different accounting, auditing and financial recordkeeping standards and requirements.

Certain countries in which the Acquiring Fund may invest, especially emerging market countries, historically have experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty and instability. The cost of servicing external debt will generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates that are adjusted based upon international interest rates. In addition, with respect to certain foreign countries, there is a risk of: the possibility of expropriation or nationalization of assets; confiscatory taxation; difficulty in obtaining or enforcing a court judgment; restrictions on currency repatriation; economic, political or social instability; and diplomatic developments that could affect investments in those countries.

Because the Acquiring Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities in the Acquiring Fund and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Acquiring Fund’s net asset value or current income could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain investments in non-U.S. securities also may be subject to foreign withholding taxes. Dividend income from non-U.S. corporations may not be eligible for the reduced U.S. income tax rate currently available for qualified dividend income. These risks often are heightened for investments in smaller, emerging capital markets. In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as: growth of gross domestic product; rates of inflation; capital reinvestment; resources; self-sufficiency; and balance of payments position.

Investing in securities of issuers based in underdeveloped emerging markets entails all of the risks of investing in securities of non-U.S. issuers to a heightened degree. “Emerging market countries” generally include every nation in the world except developed countries, which are the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. These heightened risks include: greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; the smaller size of the market for such securities and a lower volume of trading, resulting in lack of liquidity and an increase in price volatility; and certain national policies that may restrict the Acquiring Fund’s investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

As a result of these potential risks, the Advisors may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular country. The Acquiring Fund may invest in countries in which foreign investors, including the Advisors, have had no or limited prior experience.

Foreign Currency Risk. Because the Acquiring Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities in the Acquiring Fund and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Acquiring Fund’s NAV could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. The Advisors may, but are not required to, elect for the Acquiring Fund to seek to protect itself from changes in currency exchange rates through hedging transactions depending on market conditions. In addition, certain countries, particularly emerging market countries, may impose foreign currency exchange controls or other restrictions on the transferability, repatriation or convertibility of currency.

Below Investment Grade Securities Risk. The Acquiring Fund may invest in securities that are rated below investment grade, which are commonly referred to as “high yield securities” or “junk bonds” and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Lower grade securities may be particularly susceptible to economic downturns. It is likely that an economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.

Lower grade securities, though high yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The retail secondary market for lower grade securities may be less liquid than that for higher rated securities. Adverse conditions could make it difficult at times for the Acquiring Fund to sell certain securities or could result in lower prices than those used in calculating the Acquiring Fund’s net asset value. Because of the substantial risks associated with investments in lower grade securities, you could lose money on your investment in common shares of the Acquiring Fund, both in the short-term and the long-term.

Ratings are relative, subjective and not absolute standards of quality. Securities ratings are based largely on the issuer’s historical financial condition and the rating agencies’ analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition.

Fixed Income Securities Risk. The market value of fixed income investments changes in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. During periods of rising interest rates, the values of outstanding fixed income securities generally fall. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. As the average maturity or duration of a security lengthens, the risk that the price of such security will become more volatile increases. In contrast to maturity which measures only time until final payment, duration combines consideration of yield, interest payments, final maturity and call features. Additional risk associated with fixed income securities includes:

•	Call Risk. During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or “called”) by the issuer prior to maturity.

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Extension Risk. An issuer may exercise its right to pay principal on an obligation held by the Acquiring Fund later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease.

•	Credit Risk. The possibility that an issuer will be unable to make timely payments of either principal or interest.

•	Event Risk. Securities may suffer declines in credit quality and market value due to issuer restructurings or other factors.

Unrated Securities Risk. Because the Acquiring Fund may purchase securities that are not rated by any rating organization, the Advisors may, after assessing their credit quality, internally assign ratings to certain of those securities in categories of those similar to those of rating organizations. Some unrated securities may not have an active trading market or may be difficult to value, which means the Acquiring Fund might have difficulty selling them promptly at an acceptable price.

Investment Companies and ETFs Risk. Subject to the limitations set forth in the 1940 Act or as otherwise permitted by the SEC, the Acquiring Fund may acquire shares in other investment companies and in ETFs, some of which may be investment companies. The market value of the shares of other investment companies and ETFs may differ from their NAV. As an investor in investment companies and ETFs, the Acquiring Fund would bear its ratable share of that entity’s expenses, including its investment advisory and administration fees, while continuing to pay its own advisory and administration fees and other expenses. As a result, shareholders will be absorbing duplicate levels of fees with respect to investments in other investment companies and ETFs.

The securities of other investment companies and ETFs in which the Acquiring Fund may invest may be leveraged. As a result, the Acquiring Fund may be indirectly exposed to leverage through an investment in such securities. An investment in securities of other investment companies and ETFs that use leverage may expose the Acquiring Fund to higher volatility in the market value of such securities and the possibility that the Acquiring Fund’s long-term returns on such securities (and, indirectly, the long-term returns of the Shares) will be diminished.

Exchange Traded Notes (“ETNs”). ETNs are generally notes representing debt of the issuer, usually a financial institution. ETNs combine both aspects of bonds and ETFs. An ETN’s returns are based on the performance of one or more underlying assets, reference rates or indexes, minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the specific asset, index or rate (“reference instrument”) to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments, and principal is not protected. The value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, the performance of the reference instrument, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the reference instrument. An ETN that is tied to a reference instrument may not replicate the performance of the reference instrument. ETNs also incur certain expenses not incurred by their applicable reference instrument. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Levered ETNs are subject to the same risk as other instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater. Finally, additional losses may be incurred if the investment loses value because, in addition to the money lost on the investment, the loan still needs to be repaid. Because the return on the ETN is dependent on the issuer’s ability or willingness to meet its obligations, the value of the ETN may change due to a change in the issuer’s credit rating, despite no change in the underlying reference instrument. The market value of ETN shares may differ from the value of the reference instrument. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the assets underlying the reference instrument that the ETN seeks to track. There may be restrictions on the Fund’s right to redeem its investment in an ETN, which are generally meant to be held until maturity. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. An investor in an ETN could lose some or all of the amount invested.

Strategic Transactions Risk. Strategic transactions in which the Acquiring Fund (directly or through the Subsidiary) may engage for hedging purposes, risk management, or to enhance total return, including engaging in transactions, such as options, futures, swaps, foreign currency transactions, such as forward foreign currency contracts, currency swaps or options on currency and currency futures and other derivatives transactions (“Strategic Transactions”) also involve certain risks and special considerations. Strategic Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Strategic Transactions depends on the Advisors’ ability to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Acquiring Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Acquiring Fund can realize on an investment, or may cause the Acquiring Fund to hold a security that it might otherwise sell. The use of foreign currency transactions can result in the Acquiring Fund incurring losses as a result of the imposition of exchange controls, suspension of settlements or the inability of the Acquiring Fund to deliver or receive a specified currency. Additionally, amounts paid by the Acquiring Fund as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Acquiring Fund for investment purposes.

Derivatives Risk. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The Acquiring Fund (directly or through the Subsidiary) typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk.

Certain derivative transactions may give rise to a form of leverage. Leverage associated with derivative transactions may cause the Acquiring Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable SEC rules and regulations, or may cause the Acquiring Fund to be more volatile than if the Acquiring Fund had not been leveraged.

The Acquiring Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation.

Derivatives also involve the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. In this regard, the Acquiring Fund seeks to achieve its investment objectives, in part, by investing in derivatives positions that are designed to closely track the performance (or inverse performance) of an index on a daily basis. However, the overall investment strategies of the Acquiring Fund are not designed or expected to produce returns which replicate the performance (or inverse performance) of the particular index, and the degree of variation could be substantial, particularly over longer periods. There are a number of factors which may prevent the Acquiring Fund, or the derivatives or other strategies used by the Acquiring Fund, from achieving desired correlation (or inverse correlation) with an index, such as the impact of fees, expenses and transaction costs, the timing of pricing, and disruptions or illiquidity in the markets for derivative instruments or securities in which the Acquiring Fund invests.

The Acquiring Fund’s investments in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Acquiring Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. Although the Advisors seek to use derivatives to further the Acquiring Fund’s investment objectives, there is no assurance that the use of derivatives will achieve this result.

Counterparty Risk. The Acquiring Fund will be subject to credit risk with respect to the counterparties to the derivative contracts purchased by the Acquiring Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Acquiring Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceedings. The Acquiring Fund may obtain only a limited recovery, or may obtain no recovery, in such circumstances.

Structured Notes and Related Instruments Risk. The Acquiring Fund (directly or through the Subsidiary) may invest in “structured” notes and other related instruments, which are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indexes reflecting bonds. Structured instruments may be issued by corporations, including banks, as well as by governmental agencies. Structured instruments frequently are assembled in the form of medium-term notes, but a variety of forms are available and may be used in particular circumstances. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but ordinarily not below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

Swaps Risk. The Acquiring Fund (directly or through the Subsidiary) may enter into swap transactions. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to indexes, commodities or other instruments. Swap transactions enable the Acquiring Fund to hedge a position or to gain exposure to commodities or an index without investing in specific commodities or instruments. Swap transactions are subject to market risk, risk of default by the other party to the transaction and risk of imperfect correlation between the value of such instruments and the underlying assets and may involve commissions or other costs. If a counterparty to a swap agreement becomes bankrupt or otherwise fails to perform its obligations under the swap due to financial difficulties, the Acquiring Fund could suffer losses. In addition to the risk of default by the counterparty, if the creditworthiness of a counterparty to a swap agreement declines, the value of the swap agreement would be likely to decline, potentially resulting in losses. Swap agreements currently are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Swaps do not have uniform terms and in general are not transferable without the consent of the counterparty. As a result, parties to a swap agreement are not protected by such government regulations as participants in transactions in derivatives traded on organized exchanges. Swaps generally do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Acquiring Fund is contractually obligated to make, or in the case of the other party to a swap defaulting, the net amount of payments that the Acquiring Fund is contractually entitled to receive.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. The Advisors cannot predict the effects of any new governmental regulation on the ability of the Acquiring Fund to use swaps and there can be no assurance that such regulation will not adversely affect the Acquiring Fund’s portfolio. It is possible that regulatory or other developments in the swaps market could adversely affect the Fund’s ability to successfully use swaps. If the Advisors are incorrect in their forecasts of market values, interest rates or currency exchange rates, the investment performance of the Acquiring Fund would be less favorable than it would have been if these investment techniques were not used.

Securities Lending Risk. The Acquiring Fund may lend securities to financial institutions. Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees the Acquiring Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. If a securities lending counterparty were to default, the Acquiring Fund would be subject to the risk of a possible delay in receiving collateral or in recovering the loaned securities, or to a possible loss of rights in the collateral. In the event a borrower does not return the Acquiring Fund’s securities as agreed, the Acquiring Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated, plus the transaction costs incurred in purchasing replacement securities. This event could trigger adverse tax consequences for the Acquiring Fund. The Acquiring Fund could lose money if it’s short-term investment of the collateral declines in value over the period of the loan. Substitute payments for dividends received by the Acquiring Fund for securities loaned out by the Acquiring Fund will not be considered qualified dividend income. The securities lending agent will take the tax effects on shareholders of this difference into account in connection with the Acquiring Fund’s securities lending program. Substitute payments received on tax-exempt securities loaned out will not be tax-exempt income.

Short Selling Risk. Short-selling involves selling securities which may or may not be owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. If the price of the security sold short increases between the time of the short sale and the time the Acquiring Fund replaces the borrowed security, the Acquiring Fund will incur a loss; conversely, if the price declines, the Acquiring Fund will realize a capital gain. Any gain will be decreased, and any loss will be increased, by the transaction costs incurred by the Acquiring Fund, including the costs associated with providing collateral to the broker-dealer (usually cash and liquid securities) and the maintenance of collateral with its custodian. Although the Acquiring Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

Short-selling necessarily involves certain additional risks. However, if the short seller does not own the securities sold short (an uncovered short sale), the borrowed securities must be replaced by securities purchased at market prices in order to close out the short position, and any appreciation in the price of the borrowed securities would result in a loss. Uncovered short sales expose the Acquiring Fund to the risk of uncapped losses until a position can be closed out due to the lack of an upper limit on the price to which a security may rise. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. There is the risk that the securities borrowed by the Acquiring Fund in connection with a short-sale must be returned to the securities lender on short notice. If a request for return of borrowed securities occurs at a time when other short-sellers of the security are receiving similar requests, a “short squeeze” can occur, and the Acquiring Fund may be compelled to replace borrowed securities previously sold short with purchases on the open market at the most disadvantageous time, possibly at prices significantly in excess of the proceeds received at the time the securities were originally sold short.

In September 2008, in response to spreading turmoil in the financial markets, the SEC temporarily banned short selling in the stocks of numerous financial services companies, and also promulgated new disclosure requirements with respect to short positions held by investment managers. The SEC’s temporary ban on short selling of such stocks has since expired, but should similar restrictions and/or additional disclosure requirements be promulgated, especially if market turmoil occurs, the Acquiring Fund may be forced to cover short positions more quickly than otherwise intended and may suffer losses as a result. Such restrictions may also adversely affect the ability of the Acquiring Fund to execute its investment strategies generally. Similar emergency orders have also recently been instituted in non-U.S. markets in response to increased volatility. The SEC recently adopted amendments to Regulation SHO under the Exchange Act that restrict the ability to engage in a short sale at a price that is less than or equal to the current best bid if the price of the covered security has decreased by 10% or more from the covered security’s closing price as of the end of the prior day.

Defensive Investing Risk. For defensive purposes, the Acquiring Fund may allocate assets into cash or short-term fixed income securities without limitation. In doing so, the Acquiring Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objectives. Further, the value of short-term fixed income securities may be affected by changing interest rates and by changes in credit ratings of the investments. If the Acquiring Fund holds cash uninvested it will be subject to the credit risk of the depository institution holding the cash.

Market and Selection Risk. Market risk is the possibility that the market values of securities owned by the Acquiring Fund will decline. There is a risk that equity and/or bond markets will go down in value, including the possibility that such markets will go down sharply and unpredictably. Stock markets are volatile, and the price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Acquiring Fund. Also, the price of common stocks is sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Acquiring Fund has exposure. Common stock prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur.

Selection risk is the risk that the securities that the Acquiring Fund’s management selects will underperform the equity and/or bond market, the market relevant indices or other funds with a similar investment objectives and investment strategies.

Issuer Risk. Issuer risk is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services. The amount of a dividend may decline for reasons related to an issuer, such as changes in an issuer’s financial condition or a decision by the issuer to pay a lower dividend.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investment will be worth less in the future, as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions on those shares can decline. In addition, during any periods of rising inflation, interest rates on any borrowings by the Acquiring Fund would likely increase, which would tend to further reduce returns to the holders of common shares.

Deflation Risk. Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and their revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Acquiring Fund’s portfolio.

Restricted and Illiquid Securities Risk. The Acquiring Fund may invest in illiquid or less liquid securities or securities in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. The Acquiring Fund may not be able to readily dispose of such securities at prices that approximate those at which the Acquiring Fund could sell such securities if they were more widely-traded and, as a result of such illiquidity, the Acquiring Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of securities, thereby adversely affecting the Acquiring Fund’s NAV and ability to make dividend distributions. The financial markets in general have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods, some securities could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time.

Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act, or that may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. When registration is required to sell a security, the Acquiring Fund may be obligated to pay all or part of the registration expenses and considerable time may pass before the Acquiring Fund is permitted to sell a security under an effective registration statement. If adverse market conditions develop during this period, the Acquiring Fund might obtain a less favorable price than the price that prevailed when the Acquiring Fund decided to sell. The Acquiring Fund may be unable to sell restricted and other illiquid securities at opportune times or prices.

Legal, Tax and Regulatory Risks. Legal, tax and regulatory changes could occur that may materially adversely affect the Acquiring Fund. For example, the regulatory and tax environment for derivative instruments in which the Acquiring Fund may participate is evolving, and changes in the regulation or taxation of derivative instruments may materially adversely affect the value of derivative instruments held by the Acquiring Fund and the ability of the Acquiring Fund to pursue its investment strategies.

To qualify for the favorable U.S. federal income tax treatment generally accorded to RICs, the Acquiring Fund must, among other things, derive in each taxable year at least 90% of its gross income from certain prescribed sources and distribute for each taxable year at least 90% of its “investment company taxable income” (generally, ordinary income plus the excess, if any, of net short-term capital gain over net long-term capital loss). If for any taxable year the Acquiring Fund does not qualify as a RIC, all of its taxable income for that year (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions would be taxable as ordinary dividends to the extent of the Acquiring Fund’s current and accumulated earnings and profits.

1940 Act Regulation. The Acquiring Fund is a registered closed-end investment company and as such is subject to regulations under the 1940 Act. Generally speaking, any contract or provision thereof that is made, or where performance involves a violation of the 1940 Act or any rule or regulation thereunder is unenforceable by either party unless a court finds otherwise.

Legislation Risk. At any time after the date of this this Joint Proxy Statement/Prospectus, legislation may be enacted that could negatively affect the assets of the Acquiring Fund. Legislation or regulation may change the way in which the Acquiring Fund itself is regulated. The Advisors cannot predict the effects of any new governmental regulation that may be implemented and there can be no assurance that any new governmental regulation will not adversely affect the Acquiring Fund’s ability to achieve its investment objectives.

LIBOR Risk. According to various reports, certain financial institutions, commencing as early as 2005 and throughout the global financial crisis, routinely made artificially low submissions in the LIBOR rate setting process. Since the LIBOR scandal came to light, several financial institutions have been fined significant amounts by various financial regulators in connection with allegations of manipulation of LIBOR rates. Other financial institutions in various countries are being investigated for similar actions. These developments may have adversely affected the interest rates on securities whose interest payments were determined by reference to LIBOR. Any future similar developments could, in turn, reduce the value of such securities owned by the Acquiring Fund.

Risks Associated with Recent Market Events. In the recent past, the debt and equity capital markets in the United States were negatively impacted by significant write-offs in the financial services sector relating to sub-prime mortgages and the repricing of credit risk in the broadly syndicated market, among other things. These events, along with the downgrade to the United States credit rating, deterioration of the housing market, the failure of major financial institutions and the resulting United States federal government actions led in the recent past, and may lead in the future, to worsening general economic conditions, which did, and could, materially and adversely impact the broader financial and credit markets and reduce the availability of debt and equity capital for the market as a whole and financial firms in particular. These events may increase the volatility of the value of securities owned by the Acquiring Fund and/or result in sudden and significant valuation increases or decreases in its portfolio. These events also may make it more difficult for the Acquiring Fund to accurately value its securities or to sell its securities on a timely basis.

While the extreme volatility and disruption that U.S. and global markets experienced for an extended period of time beginning in 2007 and 2008 has generally subsided, uncertainty and periods of volatility remain, and risks to a robust resumption of growth persist. In 2010, several EU countries, including Greece, Ireland, Italy, Spain and Portugal, began to face budget issues, some of which may have negative long-term effects for the economies of those countries and other EU countries. There is continued concern about national-level support for the Euro and the accompanying coordination of fiscal and wage policy among European Monetary Union (“EMU”) member countries. Recent downgrades to the credit ratings of major banks could result in increased borrowing costs for such banks and negatively affect the broader economy. Moreover, Federal Reserve policy, including with respect to certain interest rates and the decision to begin tapering its quantitative easing policy, may adversely affect the value, volatility and liquidity of dividend and interest paying securities. Market volatility, rising interest rates and/or a return to unfavorable economic conditions could impair the Acquiring Fund’s ability to achieve its investment objectives.

General market uncertainty and consequent repricing of risk have led to market imbalances of sellers and buyers, which in turn have resulted in significant valuation uncertainties in a variety of securities and significant and rapid value decline in certain instances. Additionally, periods of market volatility remain, and may continue to occur in the future, in response to various political, social and economic events both within and outside of the United States. These conditions resulted in, and in many cases continue to result in, greater price volatility, less liquidity, widening credit spreads and a lack of price transparency, with many securities remaining illiquid and of uncertain value. Such market conditions may make valuation of some of the Acquiring Fund’s securities uncertain and/or result in sudden and significant valuation increases or declines in its holdings.

EMU and Redenomination Risk. As the European debt crisis has progressed the possibility of one or more Eurozone countries exiting the EMU, or even the collapse of the Euro as a common currency, has arisen, creating significant volatility at times in currency and financial markets generally. The effects of the collapse of the Euro, or of the exit of one or more countries from the EMU, on the U.S. and global economy and securities markets are impossible to predict and any such events could have a significant adverse impact on the value and risk profile of the Acquiring Fund’s portfolio. Any partial or complete dissolution of the EMU could have significant adverse effects on currency and financial markets, and on the values of the Acquiring Fund’s portfolio investments. If one or more EMU countries were to stop using the Euro as its primary currency, the Acquiring Fund’s investments in such countries may be redenominated into a different or newly adopted currency. As a result, the value of those investments could decline significantly and unpredictably. In addition, securities or other investments that are redenominated may be subject to foreign currency risk, liquidity risk and valuation risk to a greater extent than similar investments currently denominated in Euros. To the extent a currency used for redenomination purposes is not specified in respect of certain EMU-related investments, or should the Euro cease to be used entirely, the currency in which such investments are denominated may be unclear, making such investments particularly difficult to value or dispose of. The Acquiring Fund may incur additional expenses to the extent it is required to seek judicial or other clarification of the denomination or value of such securities.

Market Disruption and Geopolitical Risk. The aftermath of the war in Iraq, instability in Afghanistan, Pakistan, Egypt, Libya, Syria and the Middle East, possible terrorist attacks in the United States and around the world, growing social and political discord in the United States, the European debt crisis, further downgrades of U.S. Government securities and other similar events may result in market volatility, may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Acquiring Fund does not know how long the securities markets may be affected by these events and cannot predict the effects of these events or similar events in the future on the U.S. economy and securities markets. Non-investment grade and equity securities tend to be more volatile than investment grade fixed income securities; therefore these events and other market disruptions may have a greater impact on the prices and volatility of non-investment grade and equity securities than on investment grade fixed income securities. There can be no assurance that these events and other market disruptions will not have other material and adverse implications.

Regulation and Government Intervention Risk. The recent instability in the financial markets discussed above has led the U.S. Government and certain foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity, including through direct purchases of equity and debt securities. Federal, state, and other governments, their regulatory agencies or self-regulatory organizations may take actions that affect the regulation of the issuers in which the Acquiring Fund invests in ways that are unforeseeable. Legislation or regulation may also change the way in which the Acquiring Fund is regulated. Such legislation or regulation could limit or preclude the Acquiring Fund’s ability to achieve its investment objectives.

Congress has enacted sweeping financial legislation, the Dodd-Frank Act, signed into law by President Obama on July 21, 2010, regarding the operation of banks, private fund managers and other financial institutions, which includes provisions regarding the regulation of derivatives. Many provisions of the Dodd-Frank Act have been or will be implemented through regulatory rulemakings and similar processes over a period of time. The impact of the Dodd-Frank Act, and of follow-on regulation, on trading strategies and operations is impossible to predict, and may be adverse. Practices and areas of operation subject to significant change based on the impact, direct or indirect, of the Dodd-Frank Act and follow-on regulation, may change in manners that are unforeseeable, with uncertain effects. By way of example and not limitation, direct and indirect changes from the Dodd-Frank Act and follow-on regulation may occur to a significant degree with regard to, among other areas, financial consumer protection, bank ownership of and involvement with private funds, proprietary trading, registration of investment advisers, and the trading and use of many derivative instruments, including swaps. There can be no assurance that such legislation or regulation will not have a material adverse effect on the Acquiring Fund. In addition, Congress may address tax policy, which also could have uncertain direct and indirect impacts on trading and operations, as well as, potentially, the operations and structure of the Acquiring Fund.

Further, the Dodd-Frank Act created the Financial Stability Oversight Council (“FSOC”), an interagency body charged with identifying and monitoring systemic risks to financial markets. The FSOC has the authority to require that non-bank financial companies that are “predominantly engaged in financial activities,” such as the Acquiring Fund and the Advisors, whose failure it determines would pose systemic risk, be placed under the supervision of the Board of Governors of the Federal Reserve System (“Federal Reserve”). The FSOC has the authority to recommend that the Federal Reserve adopt more stringent prudential standards and reporting and disclosure requirements for non-bank financial companies supervised by the Federal Reserve. The FSOC also has the authority to make recommendations to the Federal Reserve on various other matters that may affect the Acquiring Fund, including requiring financial firms to submit resolution plans, mandating credit exposure reports, establishing concentration limits and limiting short-term debt. The FSOC may also recommend that other federal financial regulators impose more stringent regulation upon, or ban altogether, financial activities of any financial firm that poses what it determines are significant risks to the financial system. In the event that the FSOC designates the Acquiring Fund or the Advisors as a systemic risk to be placed under the Federal Reserve’s supervision, the Acquiring Fund or the Advisors could face stricter prudential standards, including risk-based capital requirements, leverage limits, liquidity requirements, concentration requirements and overall risk management requirements, among other restrictions. Such requirements could hinder the Acquiring Fund’s ability to meet its investment objectives and may place the Acquiring Fund at a disadvantage with respect to its competitors.

Additionally, BlackRock is, for purposes of the Bank Holding Company Act of 1956, as amended, and any rules or regulations promulgated thereunder from time to time, currently considered a subsidiary of The PNC Financial Services Group, Inc. (“PNC”), which is subject to regulation and supervision as a “financial holding company” by the Federal Reserve. The “Volcker Rule” contained in Section 619 of the Dodd-Frank Act will limit the ability of banking entities, which would include BlackRock by virtue of its relationship with PNC, to sponsor, invest in or serve as investment manager of certain private investment funds. On December 10, 2013, U.S. financial regulators adopted final regulations (the “Final Regulations”) to implement the statutory mandate of the Volcker Rule. Pursuant to the Dodd-Frank Act, the Volcker Rule’s effective date was July 21, 2012 and the Final Regulations become effective on April 14, 2014; however, concurrent with the adoption of the Final Regulations the Federal Reserve granted a statutorily permitted conformance period, essentially making the effective date of the Volcker Rule and the Final Regulations July 21, 2015. The Volcker Rule and the Final Regulations could have a significant negative impact on BlackRock and the Advisors. BlackRock may attempt to take certain actions to lessen the impact of the Volcker Rule, although no assurance can be given that such actions would be successful and no assurance can be given that such actions would not have a significant negative impact on the Acquiring Fund. Upon the end of the applicable conformance period, BlackRock’s relationship with PNC may require BlackRock to curtail some or all of the Acquiring Fund’s activities with respect to PNC (if any).

The continuing implementation of the Dodd-Frank Act could also adversely affect the Advisors and the Acquiring Fund by increasing transaction and/or regulatory compliance costs. In addition, greater regulatory scrutiny and the implementation of enhanced and new regulatory requirements may increase the Advisors’ and the Acquiring Fund’s exposure to potential liabilities, and in particular liabilities arising from violating any such enhanced and/or new regulatory requirements. Increased regulatory oversight could also impose administrative burdens on the Advisors and the Acquiring Fund, including, without limitation, responding to investigations and implementing new policies and procedures. The ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain and the Advisors and the Acquiring Fund may be affected by the new legislation and regulation in ways that are currently unforeseeable.

In connection with an ongoing review by the SEC and its staff of the regulation of investment companies’ use of derivatives, on August 31, 2011 the SEC issued a concept release to seek public comment on a wide range of issues raised by the use of derivatives by investment companies. The SEC noted that it intends to consider the comments to help determine whether regulatory initiatives or guidance are needed to improve the current regulatory regime for investment companies and, if so, the nature of any such initiatives or guidance. While the nature of any such regulations is uncertain at this time, it is possible that such regulations could limit the implementation of the Acquiring Fund’s use of derivatives, which could have an adverse impact on the Acquiring Fund. The Advisors cannot predict the effects of these regulations on the Acquiring Fund’s portfolio. The Advisors intend to monitor developments and seek to manage the Acquiring Fund’s portfolio in a manner consistent with achieving the Acquiring Fund’s investment objectives, but there can be no assurance that they will be successful in doing so.

Certain lawmakers support an increase in federal revenue as a component of a plan to address the growing federal budget deficit. Also, comprehensive federal tax reform is the subject of political attention.

In the aftermath of the recent financial crisis, there appears to be a renewed popular, political and judicial focus on finance related consumer protection. Financial institution practices are also subject to greater scrutiny and criticism generally. In the case of transactions between financial institutions and the general public, there may be a greater tendency toward strict interpretation of terms and legal rights in favor of the consuming public, particularly where there is a real or perceived disparity in risk allocation and/or where consumers are perceived as not having had an opportunity to exercise informed consent to the transaction. In the event of conflicting interests between retail investors holding common shares of a closed-end investment company such as the Acquiring Fund and a large financial institution, a court may similarly seek to strictly interpret terms and legal rights in favor of retail investors.

Decision-Making Authority Risk. Investors have no authority to make decisions or to exercise business discretion on behalf of the Acquiring Fund, except as set forth in the Acquiring Fund’s governing documents. The authority for all such decisions is generally delegated to the Board, who in turn, has delegated the day-to-day management of the Acquiring Fund’s investment activities to the Advisors, subject to oversight by the Board.

Management Risk. The Acquiring Fund is subject to management risk because it is an actively managed investment portfolio. The Advisors and the individual portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Acquiring Fund, but there can be no guarantee that these will produce the desired results. The Acquiring Fund may be subject to a relatively high level of management risk because the Acquiring Fund may invest in derivative instruments, which may be highly specialized instruments that require investment techniques and risk analyses different from those associated with equities and bonds.

Reliance on the Advisors. The Acquiring Fund is dependent upon services and resources provided by the Advisors, and therefore the Advisors’ parent, BlackRock. The Advisors are not required to devote their full time to the business of the Acquiring Fund and there is no guarantee or requirement that any investment professional or other employee of the Advisors will allocate a substantial portion of his or her time to the Acquiring Fund. The loss of one or more individuals involved with the Advisors could have a material adverse effect on the performance or the continued operation of the Acquiring Fund.

Reliance on Service Providers. The Acquiring Fund must rely upon the performance of service providers to perform certain functions, which may include functions that are integral to the Acquiring Fund’s operations and financial performance. Failure by any service provider to carry out its obligations to the Acquiring Fund in accordance with the terms of its appointment, to exercise due care and skill or to perform its obligations to the Acquiring Fund at all as a result of insolvency, bankruptcy or other causes could have a material adverse effect on the Acquiring Fund’s performance and returns to shareholders. The termination of the Acquiring Fund’s relationship with any service provider, or any delay in appointing a replacement for such service provider, could materially disrupt the business of the Acquiring Fund and could have a material adverse effect on the Acquiring Fund’s performance and returns to shareholders.

Information Technology Systems. The Acquiring Fund is dependent on the Advisors for certain management services as well as back-office functions. The Advisors depend on information technology systems in order to assess investment opportunities, strategies and markets and to monitor and control risks for the

Acquiring Fund. It is possible that a failure of some kind which causes disruptions to these information technology systems could materially limit the Advisors’ ability to adequately assess and adjust investments, formulate strategies and provide adequate risk control. Any such information technology-related difficulty could harm the performance of the Acquiring Fund. Further, failure of the back-office functions of the Advisors to process trades in a timely fashion could prejudice the investment performance of the Acquiring Fund.

Misconduct of Employees and of Service Providers. Misconduct or misrepresentations by employees of the Advisors or the Acquiring Fund’s service providers could cause significant losses to the Acquiring Fund. Employee misconduct may include binding the Acquiring Fund to transactions that exceed authorized limits or present unacceptable risks and unauthorized trading activities, concealing unsuccessful trading activities (which, in any case, may result in unknown and unmanaged risks or losses) or making misrepresentations regarding any of the foregoing. Losses could also result from actions by the Acquiring Fund’s service providers, including, without limitation, failing to recognize trades and misappropriating assets. In addition, employees and service providers may improperly use or disclose confidential information, which could result in litigation or serious financial harm, including limiting the Acquiring Fund’s business prospects or future marketing activities. Despite the Advisors’ due diligence efforts, misconduct and intentional misrepresentations may be undetected or not fully comprehended, thereby potentially undermining the Advisors’ due diligence efforts. As a result, no assurances can be given that the due diligence performed by the Advisors will identify or prevent any such misconduct.

Potential Conflicts of Interest of the Advisors and Others. BlackRock, the ultimate parent company of the Advisors, and its affiliates, which include the Advisors and PNC Financial Services Group, Inc. (“Affiliates”), are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Acquiring Fund. BlackRock and its Affiliates may provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Acquiring Fund. Subject to the requirements of the 1940 Act, BlackRock and its Affiliates intend to engage in such activities and may receive compensation from third parties for their services. Neither BlackRock nor its Affiliates are under any obligation to share any investment opportunity, idea or strategy with the Acquiring Fund. As a result, BlackRock and its Affiliates may compete with the Acquiring Fund for appropriate investment opportunities. The results of the Acquiring Fund’s investment activities, therefore, may differ from those of an Affiliate or another account managed by an Affiliate and it is possible that the Acquiring Fund could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The 1940 Act imposes limitations on certain transactions between a registered investment company and affiliated persons of the investment company, as well as affiliated persons of such affiliated persons. Among others, affiliated persons of an investment company include its investment adviser; officers; directors/trustees; any person who directly or indirectly controls, is controlled by or is under common control with such investment company; any person directly or indirectly owning, controlling or holding with power to vote, five percent or more of the outstanding voting securities of such investment company; and any person five percent or more of whose outstanding voting securities are directly or indirectly owned, controlled or held with power to vote by such investment company.

BlackRock has adopted policies and procedures designed to address potential conflicts of interests. For additional information about potential conflicts of interest and the way in which BlackRock addresses such conflicts, please see “Conflicts of Interest” in the Statement of Additional Information.

Portfolio Turnover Risk. The Acquiring Fund’s annual portfolio turnover rate may vary greatly from year to year, as well as within a given year. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Acquiring Fund. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Acquiring Fund. High portfolio turnover may result in an increased realization of net short-term capital gains by the Acquiring Fund which, when distributed to common shareholders, will be taxable as ordinary income. Additionally, in a declining market, portfolio turnover may create realized capital losses.

Anti-Takeover Provisions Risk. The Acquiring Fund’s Agreement and Declaration of Trust includes provisions that could limit the ability of other entities or persons to acquire control of the Acquiring Fund or convert the Acquiring Fund to open-end status. These provisions could deprive the holders of common shares of opportunities to sell their common shares at a premium over the then current market price of the common shares or at net asset value. See “Certain Provisions of the Charter.”

INFORMATION ABOUT THE REORGANIZATIONS

The Reorganizations seek to combine three funds that have the same investment advisor and sub-advisor, certain shared portfolio managers, the same Board members, similar (but not identical) investment objectives and investment restrictions, and investment policies and strategies that focus on investments in the commodities, natural resources, basic materials and/or energy sectors.

Under the Reorganization Agreements (a form of which is attached as Appendix A to the Statement of Additional Information), the Acquiring Fund will acquire substantially all of the assets, and will assume substantially all of the liabilities, of the Target Funds, in exchange for Acquiring Fund Shares to be issued by the Acquiring Fund and listed for trading on the NYSE. Acquiring Fund Shares issued to the Target Funds will have an aggregate net asset value equal to the aggregate net asset value (not the market value) of the Target Funds’ common shares, less the direct costs of such Reorganization, as applicable (though cash may be paid in lieu of any fractional common shares). The Target Funds will subsequently distribute Acquiring Fund Shares to the Target Funds’ common shareholders. As soon as practicable after the Closing Date for the Reorganizations, the Target Funds will deregister as investment companies under the 1940 Act and dissolve under Delaware law. The Acquiring Fund will continue to operate as a registered, non-diversified, closed-end investment company with the investment objectives and investment policies described in this Joint Proxy Statement/Prospectus.

The Target Funds will distribute Acquiring Fund Shares received by them pro rata to the holders of record of their common shares, as applicable. The newly-issued Acquiring Fund Shares will be issued in the form of book entry interests. Such distribution of Acquiring Fund Shares to each Target Fund’s shareholders will be accomplished by opening new accounts on the books of the Acquiring Fund in the names of the shareholders of the Target Funds and transferring to those shareholder accounts Acquiring Fund Shares. Each newly-opened account on the books of the Acquiring Fund for the former shareholders of the Target Funds will represent the respective pro rata number of Acquiring Fund Shares (rounded down, in the case of fractional common shares held other than in a Plan account, to the next largest number of whole common shares) due such shareholder. No fractional Acquiring Fund Shares will be issued (except for common shares held in a Plan account). In the event there are fractional common shares in an account other than a Plan account, the Acquiring Fund’s transfer agent will aggregate all such fractional Acquiring Fund Shares and sell the resulting whole common shares on the NYSE, for the account of all holders of such fractional interests, and each such holder will be entitled to the pro rata share of the proceeds from such sale upon surrender of Target Fund common share certificates. See “—Terms of the Reorganization Agreements—Surrender and Exchange of Share Certificates” below for a description of the procedures to be followed by the Target Funds’ shareholders to obtain their Acquiring Fund Shares (and cash in lieu of fractional common shares, if any).

As a result of the Reorganizations, each shareholder of a Target Fund will own Acquiring Fund Shares that (except for cash payments received in lieu of fractional common shares) will have an aggregate NAV (not the market value) immediately after the Closing Date equal to the aggregate NAV (not the market value) of that shareholder’s Target Fund common shares immediately prior to the Closing Date, less the applicable costs of the Reorganizations. The market value of the common shares of the Combined Fund may be less than the market value of the common shares of a Target Fund prior to the Reorganizations. Since Acquiring Fund Shares will be issued at NAV in exchange for the common shares of each Target Fund having a value equal to the aggregate NAV (not the market value) of those Acquiring Fund Shares, the NAV per share of Acquiring Fund Shares should remain virtually unchanged by the Reorganizations except for its share of the applicable costs of the

Reorganizations. Thus, the Reorganizations will result in no dilution of the NAV of Acquiring Fund Shares, other than to reflect the applicable costs of the Reorganization. However, as a result of the Reorganizations, a shareholder of any of the Funds will hold a reduced percentage of ownership in the Combined Fund than he or she did in any of the Target Funds. No sales charge or commission of any kind will be charged to shareholders of the Target Funds in connection with their receipt of Acquiring Fund Shares in the Reorganizations.

If a Reorganization is not approved by a Target Fund’s shareholders, such Target Fund will continue to operate, for the time being, as a stand-alone Delaware statutory trust and will continue to be advised by the Investment Advisor. If, however, the Reorganization of a Target Fund is not approved, the Investment Advisor may, in connection with ongoing management of that Target Fund and its product line, recommend alternative proposals to the Board of such Target Fund. In the event the Acquiring Fund shareholders do not approve an Issuance with respect to a Reorganization, then the affected Target Fund would continue to exist and operate on a stand-alone basis. An unfavorable vote by the shareholders of one of the Target Funds with respect to one of the Reorganizations or the Acquiring Fund with respect to one of the Issuances will not affect the implementation of the other Reorganization.

The Board’s Recommendation

The Board of each Target Fund recommends that shareholders of its Target Fund approve such Target Fund’s proposed Reorganization at the Special Meeting to be held on November 10, 2014 at 9:00 a.m. (Eastern time).

The Board of the Acquiring Fund recommends that shareholders of the Acquiring Fund approve the Acquiring Fund’s proposed Issuances at the Special Meeting to be held on November 10, 2014 at 9:00 a.m. (Eastern time).

Shareholder approval of the BCF Reorganization requires the affirmative vote of a 1940 Act Majority of BCF shareholders.

Shareholder approval of the BQR Reorganization requires the affirmative vote of a 1940 Act Majority of BQR shareholders.

Shareholder approval of each of BCX’s proposed Issuances in connection with the Reorganizations requires the affirmative vote of a majority of the votes cast.

A 1940 Act Majority means the affirmative vote of either (i) 67% or more of the voting securities present at the Special Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the Fund, whichever is less.

Subject to the requisite approval of the shareholders of each Fund with regard to its Reorganization or Issuance, as applicable, it is expected that the Closing Date will be sometime during the fourth quarter of 2014, but it may be at a different time as described herein.

The BCF Board recommends that shareholders of BCF vote “FOR” BCF’s proposed Reorganization.

The BQR Board recommends that shareholders of BQR vote “FOR” BQR’s proposed Reorganization.

The Acquiring Fund Board recommends that shareholders of the Acquiring Fund vote “FOR” each of BCX’s proposed Issuances in connection with the Reorganizations.

For additional information regarding voting requirements, see “Voting Information and Requirements.” Investing in the Combined Fund following the Reorganizations involves risks. For additional information, see “Risk Factors and Special Considerations.”

Reasons for the Reorganizations

The Board of each Fund, including the Independent Board Members, has unanimously approved its Reorganization or the Issuance, as applicable, including its respective Reorganization Agreement(s), at a meeting held on July 30, 2014. Based on the considerations below, the Board of each Fund, including the Independent Board Members, has determined that its Reorganization or the Issuance, as applicable, would be in the best interests of such Fund and that the interests of its existing shareholders would not be diluted with respect to NAV as a result of the Reorganizations or the Issuance, as applicable. As a result of the Reorganizations or the Issuance, as applicable, however, shareholders of each Fund will hold a reduced percentage of ownership in the larger Combined Fund than they did in any of the individual Funds. This determination was made on the basis of each Board Member’s business judgment after consideration of all of the factors taken as a whole with respect to each Fund and its shareholders, although individual Board Members may have placed different weight and assigned different degrees of materiality to various factors. Before reaching these conclusions, the Board of each Fund, including the Independent Board Members, engaged in a thorough review process relating to its proposed Reorganization. The Board of each Fund also received a memorandum outlining, among other things, the legal standards and certain other considerations relevant to the Board’s deliberations.

The Board of each Fund considered its Reorganization or the Issuance, as applicable, over a series of meetings. In preparation for the meeting of each Board held on July 30, 2014 (the “Meeting”) at which the Reorganizations were approved, the Investment Advisor provided each Board with information regarding the proposed Reorganizations, including the rationale therefor and alternatives considered to the Reorganizations.

Each Board considered a number of factors presented at the time of the Meeting or prior meetings in reaching their determinations, including, but not limited to, the following, which are discussed in further detail below:

•	potential for improved economies of scale and a lower Total Expense Ratio with respect to each Fund;

•	the potential effects of the Reorganizations on the earnings and distributions of each Fund;

•	the potential effects of the Reorganizations on each Fund’s premium/discount to NAV;

•	the compatibility of the Funds’ investment objectives, investment policies and related risks and risk profiles;

•	consistency of portfolio management and portfolio composition;

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the potential for improved secondary market trading, including the potential for greater secondary market liquidity for the Combined Fund’s common shares, which may result in tighter bid-ask spreads and better trade execution for the Combined Fund’s shareholders when purchasing or selling the Combined Fund’s common shares;

•	the potential for operating and administrative efficiencies for the Combined Fund, including the potential for the following benefits:

•	greater investment flexibility and investment options, greater diversification of portfolio investments, the ability to trade in larger positions and more favorable transaction terms;

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benefits from having fewer closed-end funds offering similar products in the market, including an increased focus by investors on the remaining funds in the market (including the Combined Fund) and additional research coverage; and

•	benefits from having fewer similar funds in the same fund complex, including a simplified operational model and a reduction in risk of operational, legal and financial errors;

•	the anticipated tax-free nature of the Reorganizations (except with respect to taxable distributions from any Fund prior to, or after, the consummation of the Reorganizations);

•	the potential effects on the Funds’ capital loss carryforwards;

•	the potential effects on each Fund’s undistributed net investment income;

•	the expected costs of the Reorganizations;

•	the terms of the Reorganizations and whether the Reorganizations would dilute the interests of shareholders of the Funds;

•	the effect of the Reorganizations on shareholder rights;

•	alternatives to the Reorganizations for each Fund; and

•	any potential benefits of the Reorganizations to the Investment Advisor and its affiliates.

Potential for Improved Economies of Scale and Potential for a Lower Expense Ratio. Each Board considered the fees and Total Expense Ratio of its Fund (including estimated expenses of the Combined Fund after the Reorganizations). The Funds estimate that the completion of all of the Reorganizations would result in a Total Expense Ratio for the Combined Fund of 1.06% on a historical and pro forma basis for the 12-month period ended April 30, 2014, representing a reduction in the Total Expense Ratio for the shareholders of BCF, BQR and BCX of 0.15%, 0.32% and 0.01%, respectively, as a percentage of average net assets attributable to common shares. Based on a pro-forma Lipper expense group for the Combined Fund, the estimated Total Expense Ratio is projected to be in the first quartile. There can be no assurance that future expenses will not increase or that any expense savings for any Fund will be realized as a result of any Reorganization. Moreover, the level of expense savings (or increases) will vary depending upon the combination of the Funds in the Reorganizations.

Potential Effects of the Reorganizations on Earnings and Distributions. The Boards noted that the Combined Fund’s earnings yield on NAV following the Reorganizations is expected to be comparable (i.e., the same or slightly lower or higher) to each Fund’s current earnings yield on NAV; thus, assuming that all the Reorganizations are consummated and that BCX’s distribution policy remains in place after the Reorganizations, shareholders of each Fund may experience a distribution yield on NAV comparable (i.e., the same or slightly lower or higher) to their current distribution yield on NAV. The Combined Fund’s earnings and distribution yield on NAV will change over time, and depending on market conditions, may be significantly higher or lower than each Fund’s earnings and distribution yield on NAV prior to the Reorganizations. A Fund’s earnings and net investment income are variables which depend on many factors, including its asset mix, portfolio turnover level, performance of its investments, the movement of interest rates and general market conditions.

Potential Effects of the Reorganizations on Premium/Discount to NAV. The Boards noted that the common shares of BCX have historically traded at a discount to NAV and the common shares of BCF and BQR have historically fluctuated between a discount and a premium to NAV. As of August 31, 2014, the NAV per common share of BCF was $10.65 and the market price per common share of BCF was $9.30, representing a discount to NAV of 12.68%, the NAV per common share of BQR was $9.35 and the market price per common share of BQR was $8.25, representing a discount to NAV of 11.76% and the NAV per common share of BCX was $14.04 and the market price per common share of BCX was $12.23, representing a discount to NAV of 12.89%. Each Target Fund Board noted that to the extent its Target Fund is trading at a wider discount (or a narrower premium) than the Acquiring Fund at the time of the Reorganizations, the Target Fund’s shareholders would have the potential for an economic benefit by the narrowing of the discount or widening of the premium if the Reorganizations are consummated. Each Target Fund’s Board also noted that to the extent its Target Fund is trading at a narrower discount (or wider premium) than the Acquiring Fund at the time of the Reorganizations, the Target Fund’s shareholders may be negatively impacted if the Reorganizations are consummated. The Board of the Acquiring Fund noted that Acquiring Fund shareholders would only benefit from a premium/discount perspective to the extent the post-Reorganizations discount (or premium) improves. There can be no assurance that, after the Reorganizations, common shares of the Combined Fund will trade at a narrower discount to NAV or wider premium to NAV than any individual Fund prior to the Reorganizations.

Compatibility of Investment Objectives, Investment Policies and Related Risks and Risk Profiles. Each Board noted that its Fund’s shareholders will remain invested in a NYSE-listed, closed-end management investment company registered under the 1940 Act that will have substantially greater net assets and compatible investment objectives and investment policies, subject to the differences described below and in “Comparison of the Funds’ Investments.” The style and risk/return profile of the Combined Fund is expected to remain comparable to those of each Fund because of the similarities in the investment policies of each Fund. However, the Boards of BCF and BQR noted that the Combined Fund will be subject to investment policies that are broader than those of BCF and BQR.

BQR is a diversified, closed-end management investment company registered under the 1940 Act. BCF and BCX are each a non-diversified, closed-end management investment company registered under the 1940 Act. This means that BCX and BCF may invest a greater percentage of their assets in the obligations of a single issuer than BQR. The Combined Fund will be a “non-diversified” investment company under the 1940 Act. To the extent the Combined Fund invests a relatively high percentage of its assets in the securities of a limited number of issuers, the Combined Fund may be more susceptible than a “diversified” investment company, such as BQR, to any single corporate, economic, political or regulatory occurrence.

BCX has a broader investment policy with respect to investments in the commodities and natural resources sectors permitting BCX to invest in broader segments of the commodities and natural resources sectors than BCF and BQR. While BCX’s broader investment policy with respect to the commodities and natural resources sectors may provide benefits of additional diversification, it may also expose shareholders of BCF and BQR to additional risks in the commodities and natural resources sectors that they are not currently subject to.

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BCF invests, under normal market conditions, at least 80% of its assets in equity securities of energy, natural resources and basic materials companies and equity derivatives with exposure to companies in the energy, natural resources and basic materials industries.

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BQR’s invests, under normal market conditions, at least 80% of its assets in equity securities issued by companies that are engaged in one or more of New Energy, Water Resources and Agriculture business segments.

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BCX’s invests, under normal market conditions, at least 80% of its total assets in equity securities issued by commodity or natural resources companies, derivatives with exposure to commodity or natural resources companies or investments in securities and derivatives linked to the underlying price movement of commodities or natural resources.

Each Fund may employ a strategy of writing (selling) covered call and put options on common stocks.

BCF and BQR may each invest up to 10% of its total assets in debt securities rated below investment grade. BCX does not have such a limitation and could potentially have greater exposure to the risks associated with below investment grade securities. To the extent the Combined Fund invests a larger proportion of its assets in below investment grade securities, former shareholders of BCF and BQR could potentially have greater exposure to the risks associated with below investment grade securities. Below investment grade quality securities (rated Ba/BB or below) are commonly referred to as “high yield” or “junk” bonds and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Issuers of high yield bonds are not perceived to be as strong financially as those with higher credit ratings. These issuers are more vulnerable to financial setbacks and recession than more creditworthy issuers, which may impair their ability to make interest and principal payments.

The Funds’ ability to borrow or use leverage is subject to limitations prescribed in the 1940 Act. In addition to such 1940 Act limitations, each Target Fund has a non-fundamental restriction prohibiting such Target Fund from issuing senior securities or borrowing money for investment purposes (other than in connection with hedging transactions, short sales, when issued or forward commitment transactions and similar investment strategies). BCX does not have such non-fundamental restriction. None of the Funds currently intend to incur indebtedness or issue preferred shares for investment purposes, except the Funds may engage in Strategic Transactions, repurchase agreements, reverse repurchase agreements, when issued or forward commitment transactions and similar investment strategies, which may give rise to a form of leverage.

For additional information, please see “Comparison of Risks” and “General Risks of Investing in the Acquiring Fund” under the section entitled “Risk Factors and Special Considerations.”

Consistency of Portfolio Management and Portfolio Composition. Each Board noted that its Fund will continue to have the same investment advisor. In addition, a majority of the members of the Combined Fund’s portfolio management team are members of each Fund’s current portfolio management team; thus, each Fund’s shareholders will benefit from the continuing experience and expertise of portfolio managers from such Fund’s current portfolio management team. After the Reorganizations, it is expected that BCX’s current portfolio management team, consisting of Kyle G. McClements, Christopher Accettella, Joshua Freedman, Thomas Holl and Desmond Cheung, will continue to comprise the team of investment professionals for the Combined Fund.

The table below provides a comparison of the Funds’ portfolio managers.

BCF	BQR	BCX	Combined Fund
Poppy Allonby, CFA	Poppy Allonby, CFA	-	-
Robin Batchelor	Robin Batchelor	-	-
Kyle G. McClements, CFA	Kyle G. McClements, CFA	Kyle G. McClements, CFA	Kyle G. McClements, CFA
Christopher Accettella	Christopher Accettella	Christopher Accettella	Christopher Accettella
Joshua Freedman, CFA	Joshua Freedman, CFA	Joshua Freedman, CFA	Joshua Freedman, CFA
Alastair Bishop	Alastair Bishop	-	-
Olivia Markham, CFA	-	-	-
-	Desmond Cheung, CFA	Desmond Cheung	Desmond Cheung
-	-	Thomas Holl, CFA	Thomas Holl, CFA

BCF is currently managed by a team of investment professionals comprised of Poppy Allonby, Robin Batchelor, Kyle G. McClements, Christopher Accettella, Joshua Freedman, Olivia Markham, and Alastair Bishop. Shareholders of BCF will continue to have at least three members of its current portfolio management team on the Combined Fund’s portfolio management team (Poppy Allonby, Robin Batchelor, Olivia Markham and Alastair Bishop will not be part of the Combined Fund’s portfolio management team).

BQR is currently managed by a team of investment professionals comprised of Poppy Allonby, Robin Batchelor, Kyle G. McClements, Christopher Accettella, Joshua Freedman, Desmond Cheung, and Alastair Bishop. Shareholders of BQR will continue to have at least four members of its current portfolio management team on the Combined Fund’s portfolio management team (Poppy Allonby, Robin Batch and Alastair Bishop will not be part of the Combined Fund’s portfolio management team).

Each Board also considered the portfolio composition of its Fund and the impact of the Reorganizations on the Fund’s portfolio. The Boards noted that while there is no substantial overlap in the portfolio holdings of the Funds, the portfolio holdings of each Target Fund are generally consistent with the portfolio guidelines of the Acquiring Fund, and the Acquiring Fund may invest in any of the securities held by the Target Funds. As noted above in “Compatibility of Investment Objectives, Investment Policies and Related Risks and Risk Profiles,” the Combined Fund may have a large portion of its portfolio in segments of the commodities and natural resources sectors that shareholders of BCF and BQR are not currently exposed to. Each Board noted that it is not anticipated that there will be any significant disposition of the holdings in its Fund as a result of the Reorganizations because of the similarities among the portfolio guidelines of the Funds.

Potential for Improved Secondary Market Trading. While it is not possible to predict trading levels at the time the Reorganizations close, each Board considered that the Combined Fund may provide greater secondary market liquidity for its common shares as it would be larger than any of the Funds, which may result in tighter bid-ask spreads, better trade execution for the Combined Fund’s shareholders when purchasing or selling Combined Fund common shares and potential for improved premium/discount levels for the Combined Fund’s common shares. However, there can be no assurance that, after the Reorganizations, common shares of the Combined Fund will trade at a narrower discount to NAV or wider premium to NAV than common shares of any individual Fund prior to the Reorganizations.

Potential for Operating and Administrative Efficiencies. Each Board noted that the Combined Fund may achieve certain operating and administrative efficiencies from its larger net asset size, including greater investment flexibility and investment options, greater diversification of portfolio investments, the ability to trade in larger positions, more favorable transaction terms and better trade execution.

Each Board also noted that the Combined Fund may experience potential benefits from having fewer closed-end funds offering similar products in the market, including an increased focus by investors on the remaining funds in the market (including the Combined Fund) and additional research coverage.

Each Board also noted that the Combined Fund may experience potential benefits from having fewer similar funds in the same fund complex, including a simplified operational model, the elimination of complexities involved with having duplicative funds, easier product differentiation for shareholders (including shareholders of the Combined Fund) and reduced risk of operational, legal and financial errors.

Anticipated Tax-Free Reorganization. Each Board noted that it is anticipated that shareholders of its Fund will recognize no gain or loss for U.S. federal income tax purposes as a result of the Reorganizations (except with respect to cash received in lieu of fractional shares), as each Reorganization is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Code. Shareholders of each Fund may receive distributions prior to, or after, the consummation of the Reorganizations, including distributions attributable to their proportionate share of Combined Fund built-in gains, if any, recognized after the Reorganizations, when such income and gains are eventually distributed by the Combined Fund. Such distribution may be taxable to shareholders for U.S. federal income tax purposes.

Capital Loss Carryforward Considerations. Each Board considered that the capital loss carryforwards of the Combined Fund attributable to each Target Fund that participates in a Reorganization (and, if both Reorganizations are consummated, capital loss carryforwards attributable to the Acquiring Fund) will be subject to tax loss limitation rules by reason of such Fund undergoing an ownership change in the Reorganization. Each Board also considered that the ability of its Fund to fully utilize its existing capital loss carryforwards and that the actual effect of the loss limitation rules depends on many variables and assumptions, including projected performance, and is, therefore, highly uncertain.

The portion of a Fund’s distributions that exceeds its current and accumulated earnings and profits, which are calculated under tax principles, will constitute a non-taxable return of capital. Although capital loss carryforwards from prior years can offset realized net capital gains, capital loss carryforwards will offset current earnings and profits only if they were generated in the Fund’s 2012 taxable year or thereafter. If distributions in any tax year are less than the Fund’s current earnings and profits but are in excess of net investment income and net realized capital gains (which would occur, for example, if the Fund utilizes pre-2012 capital loss carryforwards to offset capital gains in that tax year), such excess is not treated as a non-taxable return of capital but rather may be taxable to shareholders at ordinary income rates even though it may economically represent a return of capital. Under certain circumstances, such taxable excess distributions could be significant. Although BCF and BCX currently do not have any pre-2012 capital loss carryforwards, a substantial portion of BQR’s capital loss carryforwards are from pre-2012 tax years. The Combined Fund will acquire BQR’s unused pre-2012 capital loss carryforwards as a result of the Reorganizations, and thus shareholders of BCF and BCX may be subject to taxable excess distributions as a shareholder of the Combined Fund.

Potential Effects of the Reorganizations on Undistributed Net Investment Income. Each Board noted that all of the undistributed net investment income (“UNII”), if any, of its Fund is expected to be distributed to such Fund’s shareholders prior to the Reorganizations if such Fund’s Reorganization is approved by shareholders. Each Board also noted that although the Combined Fund will not have the benefit of a positive UNII balance immediately after the completion of the Reorganizations, the Combined Fund’s future distributions are expected to be aligned with sustainable earnings. However, there can be no assurance that such alignment will occur immediately following the Reorganizations or in the future. The Combined Fund’s earnings and distribution yield on NAV will change over time, and depending on market conditions, may be significantly higher or lower than each Fund’s earnings and distribution yield on NAV prior to the Reorganizations.

Expected Costs of the Reorganization. Each Board considered the terms and conditions of its Reorganization Agreement(s), including the estimated costs associated with each Reorganization, and the allocation of such costs among the Funds. Each Board noted, however, that the Investment Advisor anticipated that the projected costs of a consummated Reorganization may be recovered over time. The Board of BCX noted that the Investment Advisor would bear all of the costs of the Reorganizations for BCX because the shareholders of BCX are not expected to experience the same level of economic benefits from the Reorganizations as the shareholders of BCF and BQR.

Terms of the Reorganization and Impact on Shareholders. Each Board noted that the aggregate NAV (not the market value) of the shares of the Combined Fund that Target Fund shareholders will receive in the Reorganizations is expected to equal the aggregate NAV (not the market value) of the Target Fund shares that Target Fund shareholders owned immediately prior to the Reorganizations, and the NAV of Target Fund shares will not be diluted as a result of the Reorganizations. Fractional Acquiring Fund Shares will generally not be issued to Target Fund shareholders in connection with the Reorganizations, and Target Fund shareholders should expect to receive cash in lieu of such fractional shares.

Effect on Shareholder Rights. Each Board noted that each Fund is organized as a Delaware statutory trust. Each Board also noted that the common shareholders of each Fund have substantially similar voting rights and rights with respect to the payment of dividends and distribution of assets upon liquidation of their respective Fund and have no preemptive, conversion or exchange rights.

Alternatives to the Reorganizations. In reaching its decision to approve each Fund’s respective Reorganization, the Board of such Fund considered various alternatives, including continuing to operate such Fund as a separate Fund and other reorganization combinations involving such Fund.

Potential Benefits to the Investment Advisor and its Affiliates. Each Board recognized that the Reorganizations may result in some benefits and economies of scale for the Investment Advisor and its affiliates. These may include, for example, administrative and operational efficiencies or a reduction in certain operational expenses as a result of the elimination of a Target Fund as a separate fund in the BlackRock closed-end fund complex.

The Board of BCX noted that the Investment Advisor would bear all of the costs of the Reorganizations for BCX because the shareholders of BCX are not expected to experience the same level of economic benefits from the Reorganizations as the shareholders of BCF and BQR.

In addition, if any of the Reorganizations are consummated, the Investment Advisor will reduce the annual contractual investment management fee rate of the Combined Fund to 1.00% of the average daily net assets of the Combined Fund, which is lower than the contractual investment management fee rate of any individual Fund, lower than the current effective investment management fee rate of BCF and BQR, and the same as the current effective investment management fee rate of BCX. The Combined Fund will not be subject to a separate fee for administration services or benefit from any fee waivers.

Conclusion. Each Board, including the Independent Board Members, approved its Reorganization or the Issuance, as applicable, concluding that such Reorganization or the Issuance, as applicable, is in the best interests of its Fund and that the interests of existing shareholders of its Fund will not be diluted with respect to NAV as a result of such Reorganization or the Issuance, as applicable. This determination was made on the basis of each Board Member’s business judgment after consideration of all of the factors taken as a whole with respect to its Fund and the Fund’s shareholders, although individual Board Members may have placed different weight on various factors and assigned different degrees of materiality to various factors.

Terms of the Reorganization Agreements

The following is a summary of the significant terms of the Reorganization Agreements. This summary is qualified in its entirety by reference to the Form of Reorganization Agreement attached as Appendix A to the Statement of Additional Information.

Valuation of Assets and Liabilities

The respective assets of each of the Funds will be valued on the business day prior to the Closing Date of the Reorganizations (the “Valuation Time”). The valuation procedures are the same for each Fund: the NAV per common share of each Fund will be determined after the close of business on the NYSE (generally, 4:00 p.m., Eastern time) at the Valuation Time. For the purpose of determining the NAV of a common share of each Fund, the value of the securities held by such Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) of such Fund is divided by the total number of common shares of such Fund outstanding at such time. Daily expenses, including the fees payable to the Investment Advisor, will accrue at the Valuation Time.

Amendments and Conditions

The Reorganization Agreements may be amended at any time prior to the Closing Date with respect to any of the terms therein upon mutual agreement. However, after adoption of the Reorganization Agreements and approval of the Reorganizations, no amendment or modification may be made which by law requires further approval by such shareholders without such further approval. The obligations of each Fund pursuant to the applicable Reorganization Agreement are subject to various conditions, including a registration statement on Form N-14 being declared effective by the SEC, approval of the Reorganization Agreement by the shareholders of the respective Target Funds, approval of the Issuances by the shareholders of the Acquiring Fund, receipt of an opinion of counsel as to tax matters, receipt of an opinion of counsel as to corporate and securities matters and the continuing accuracy of various representations and warranties of the Funds being confirmed by the respective parties.

Postponement; Termination

Under the Reorganization Agreements, the Board of any Fund may cause its Reorganization to be postponed or abandoned under certain circumstances should such Board determine that it is in the best interests of the shareholders of its respective Fund to do so. A Reorganization Agreement may be terminated, and the corresponding Reorganization abandoned at any time (whether before or after adoption thereof by the shareholders of the Funds that are parties to such Reorganization Agreement) prior to the Closing Date, or the Closing Date may be postponed: (i) by mutual consent of the Boards of such Funds and (ii) by the Board of either Fund if any condition to that Fund’s obligations set forth in the pertinent Reorganization Agreement has not been fulfilled or waived by such Board.

Surrender and Exchange of Share Certificates

The Acquiring Fund will issue to Target Fund shareholders book entry interests for the Acquiring Fund Shares registered in the name of such Target Fund shareholders on the basis of each holder’s proportionate interest in the aggregate NAV (not the market value) of Target Fund common shares. With respect to any Target Fund shareholder holding certificates evidencing ownership of Target Fund shares as of the Closing Date, and subject to the Acquiring Fund being informed thereof in writing by the Target Fund, the Acquiring Fund will not permit such shareholder to receive new book entry interests of the Acquiring Fund Shares, until notified by the Target Fund or its agent that such shareholder has surrendered his or her outstanding certificates evidencing ownership of Target Fund shares or, in the event of lost certificates, posted adequate bond. The Target Fund, at its own expense, will request its shareholders to surrender their outstanding certificates evidencing ownership of Target Fund shares or post adequate bond.

Please do not send in any share certificates at this time. Upon consummation of the Reorganizations, shareholders of the Target Funds will be furnished with instructions for exchanging their share certificates for book entry interests representing Acquiring Fund Shares and, if applicable, cash in lieu of fractional common shares.

From and after the Closing Date, there will be no transfers on the stock transfer books of the Target Funds. If, after the Closing Date, certificates representing common shares of the Target Funds are presented to the Acquiring Fund, they will be cancelled and exchanged for book entry interests representing Acquiring Fund Shares and cash in lieu of fractional common shares, if applicable, distributable with respect to the Target Funds’ common shares in the Reorganizations.

Expenses of the Reorganizations

The expenses of the Reorganizations (assuming all of the Reorganizations are consummated) are estimated to be $560,000 for BCF, $345,000 for BQR and $565,000 for BCX. BCF and BQR will bear their own expenses incurred in connection with the Reorganizations. The Investment Advisor will bear all of the costs of the Reorganization for BCX because the shareholders of BCX are not expected to experience the same level of economic benefits from the Reorganizations as the shareholders of BCF and BQR. The expenses incurred in connection with the Reorganizations include but are not limited to, costs related to the preparation and distribution of materials distributed to each Fund’s Board, expenses incurred in connection with the preparation of the Reorganization Agreements and the registration statement on Form N-14, the printing and distribution of this Joint Proxy Statement/Prospectus and any other materials required to be distributed to shareholders, SEC and state securities commission filing fees, and legal and audit fees in connection with the Reorganizations, including legal fees incurred preparing each Fund’s Board materials, attending each Fund’s Board meetings and preparing the minutes, auditing fees associated with each Fund’s financial statements, stock exchange fees, transfer agency fees, rating agency fees, portfolio transfer taxes (if any) and any similar expenses incurred in connection with the Reorganizations, which will be incurred directly by the respective Fund incurring the expense or allocated among the Funds proportionately or on another reasonable basis, as appropriate. Neither the Funds nor the Advisors will pay any expenses of shareholders arising out of or in connection with the Reorganizations (e.g., expenses incurred by the shareholder as a result of attending the shareholder meeting, voting on the Reorganizations or other action taken by the shareholder in connection with the Reorganizations). The actual costs associated with the proposed Reorganizations may be more or less than the estimated costs discussed herein.

THE FUNDS

Each Fund is organized as a Delaware statutory trust pursuant to its Agreement and Declaration of Trust governed by the laws of the State of Delaware. Each Fund’s common shares are listed on the New York Stock Exchange.

BCF was organized on July 19, 2006 and commenced investment operations on September 29, 2006. BCF is a non-diversified, closed-end management investment company registered under the 1940 Act.

BQR was organized on June 13, 2007 and commenced investment operations on September 28, 2007. BQR is a diversified, closed-end management investment company registered under the 1940 Act.

BCX was organized on November 19, 2010 and commenced investment operations on March 30, 2011. BCX is a non-diversified, closed-end management investment company registered under the 1940 Act.

THE ACQUIRING FUND’S INVESTMENTS

Investment Objectives

The Acquiring Fund’s primary investment objective is to seek high current income and current gains, with a secondary objective of capital appreciation. The Acquiring Fund will seek to achieve its objectives by investing substantially all of its assets in equity securities issued by commodity or natural resources companies, derivatives with exposure to commodity or natural resources companies or investments in securities and derivatives linked to the underlying price movement of commodities or natural resources, including commodity-linked derivatives such as commodity-linked notes, commodity futures, forward contracts and swaps and other similar derivative instruments and investment vehicles that invest in commodities, natural resources or commodity-linked derivatives. There can be no assurance that the Acquiring Fund will achieve its investment objectives. The Acquiring Fund’s investment objectives are not fundamental and may be changed by the Board.

Investment Policies

The Acquiring Fund will seek to achieve its investment objectives, under normal market conditions, by investing at least 80% of its total assets in equity securities issued by commodity or natural resources companies, derivatives with exposure to commodity or natural resources companies or investments in securities and derivatives linked to the underlying price movement of commodities or natural resources, including commodity-linked derivatives such as commodity-linked notes, commodity futures, forward contracts and swaps and other similar derivative instruments and investment vehicles that invest in commodities, natural resources or commodity-linked derivatives. Commodities and natural resources include, without limitation, minerals, metals (including precious, industrial and rare metals), steel, agricultural products and commodities, livestock, environmental commodities, wool, ethanol, chemicals, forest products (including wood, pulp and paper), plastic, rubber, sugar, cotton, cocoa, coffee, basic materials, building materials, water, oil, gas, consumable fuel, energy and other natural resources. Commodity and natural resources companies, include, but are not limited to, companies in commodities, natural resources and energy businesses and in associated businesses and companies that provide services or have exposure to such businesses (collectively, the “Commodities and Natural Resources Sector”). These companies include, without limitation, companies engaged in the exploration, ownership, production, refinement, processing, transportation, distribution or marketing of commodities or natural resources, companies that use commodities and natural resources extensively in their products, including companies that are engaged in businesses such as integrated oil, oil and gas exploration and production, gold, metals and minerals, steel and iron ore production, aluminum and related products, energy services, and technology, metal production, forest products, including timber and related wood and paper products, chemicals, fertilizer and agricultural chemicals, building materials, coal and other consumable fuel, alternative energy sources, environmental services and agricultural products (including crop growers, owners of plantations, and companies that produce and process foods), as well as related transportation companies and equipment manufacturers. The Acquiring Fund will consider a company to be a commodity or natural resources company if: (i) at least 50% of the company’s assets, income, sales or profits are committed to or derived from the Commodities and Natural Resources Sector; or (ii) a third party classification (such as (a) Standard Industry Classifications and the North American Industry Classification System, each of which is published by the Executive Office of the President, Office of Management and Budget and (b) classifications used by third party data providers including, without limitation, FactSet Research Systems Inc. and MSCI Barra), has given the company an industry or sector classification consistent with the Commodities and Natural Resources Sector.

Equity securities held by the Acquiring Fund may include common stocks, preferred stocks, convertible securities, warrants, depository receipts, equity interests in Canadian Royalty Trusts, and equity interests in master limited partnerships (“MLPs”). The Acquiring Fund will not invest more than 25% of the value of its total assets in MLPs. The Acquiring Fund’s economic exposure to securities and derivatives linked to the underlying price movements of commodities or natural resources, including commodity-linked derivatives such as commodity-linked notes, commodity futures, forward contracts and swaps and other similar derivative instruments and investment vehicles that invest in commodities, natural resources or commodity-linked derivatives (“Commodity-Related Instruments”) will not exceed 20% of its total assets. Commodity-Related Instruments may include, but will not be limited to, investments in structured notes, partnership interests, exchange-traded funds that make commodity-related or natural resources-related investments, mutual funds and strategic transactions, including futures contracts on commodities and natural resources, forward contracts on commodities and natural resources and swap contracts on commodities and natural resources.

The Acquiring Fund may invest in such Commodity-Related Instruments either directly or indirectly through the Subsidiary. Investments in the Subsidiary are intended to provide the Acquiring Fund with exposure to commodities market returns within the limitations of the federal tax requirements that apply to the Acquiring Fund. The Acquiring Fund may gain exposure to certain Commodity-Related Instruments and certain other commodity-related and natural resources-related investments that, if the Acquiring Fund invested in such investments directly, would not produce Qualifying Income (as defined herein) by investing in the Subsidiary. The assets of the Subsidiary and the assets of the Acquiring Fund, taken as a whole, are subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Acquiring Fund.

Although the Acquiring Fund is permitted to invest up to 20% of its total assets in Commodity-Related Instruments, the Acquiring Fund is not required to invest in Commodity-Related Instruments and does not currently expect to invest in securities and derivatives linked to the underlying price movement of commodities or natural resources. The Acquiring Fund may invest in Commodity-Related Instruments (either directly or through the Subsidiary) when the Investment Advisor believes it is advantageous for the Acquiring Fund to do so.

While permitted, the Acquiring Fund does not currently expect to invest in securities and derivatives linked to the underlying price movement of commodities or natural resources; therefore, the Acquiring does not currently intend to invest any assets in the Subsidiary.

The CFTC subjects advisers to registered investment companies to regulation by the CFTC if a fund that is advised by the investment adviser either (i) invests directly or indirectly more than a prescribed level of its liquidation value in CFTC-regulated futures, options and swaps (“CFTC Derivatives”), or (ii) markets itself as providing investment exposure to such instruments. To the extent the Acquiring Fund uses CFTC Derivatives, it intends to do so below such prescribed levels and will not market itself as a “commodity pool” or a vehicle for trading such instruments. Accordingly, BlackRock Advisors, LLC has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA. BlackRock Advisors, LLC is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA in respect of the Acquiring Fund.

The Acquiring Fund may invest in companies of any market capitalization located anywhere in the world. The Acquiring Fund expects to invest primarily in companies located in developed countries, but may invest in companies located in emerging markets.

The Acquiring Fund may invest up to 20% of its total assets in debt securities issued by companies in the Commodities and Natural Resources Sector or any type of securities issued by companies that are not in the Commodities and Natural Resources Sector.

As part of its investment strategy, the Acquiring Fund may employ a strategy of writing (selling) covered call options on a portion of the common stocks in its portfolio, writing (selling) covered put options and, to a lesser extent, writing (selling) covered call and put options on indices of securities and sectors of securities. This option strategy is intended to generate current gains from option premiums as a means to enhance distributions payable to the Acquiring Fund’s shareholders.

In addition to the option strategies discussed above, the Acquiring Fund may engage in strategic transactions for hedging purposes or to enhance total return. The Acquiring Fund may also engage in short sales of securities. See “—Investment Restrictions” and “—Portfolio Composition and Other Information—Short Sales” for information about the limitations applicable to the Acquiring Fund’s short sale activities.

The Acquiring Fund may lend securities with a value up to 33 1/3% of its total assets (including such loans) to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral.

The Acquiring Fund may implement various temporary “defensive” strategies at times when the Advisor or Sub-Advisor determines that conditions in the markets make pursuing the Acquiring Fund’s basic investment strategy inconsistent with the best interests of its shareholders. These strategies may include investing all or a portion of the Acquiring Fund’s assets in U.S. Government obligations and short-term debt securities that may be either tax-exempt or taxable. See “—Portfolio Composition and Other Information—Short-Term Debt Securities; and Temporary Defensive Position.”

Under current market conditions, the Acquiring Fund currently does not intend to engage in short sales or incur indebtedness or issue preferred shares for investment purposes, except the Acquiring Fund may engage in Strategic Transactions, repurchase agreements, reverse repurchase agreements, when issued or forward commitment transactions and similar investment strategies, which may give rise to a form of leverage.

Unless otherwise stated herein or in the Statement of Additional Information, the Acquiring Fund’s investment objectives and investment policies are non-fundamental policies and may be changed by the Board. In addition, the percentage limitations applicable to the Acquiring Fund’s portfolio described in this this Joint Proxy Statement/Prospectus apply only at the time of investment, and the Acquiring Fund will not be required to sell investments due to subsequent changes in the value of investments that it owns.

Portfolio Composition and Other Information

The Acquiring Fund’s portfolio will be composed principally of the following investments. A more detailed description of the Acquiring Fund’s investment policies and restrictions and more detailed information about the Acquiring Fund’s portfolio investments are contained in the Statement of Additional Information.

Equity Securities. The Acquiring Fund intends to invest primarily in equity securities, including common and preferred stocks, convertible securities, warrants and depository receipts, of issuers engaged in the commodity-related and the natural resources-related businesses and companies, including Canadian Royalty Trusts and MLPs. The Acquiring Fund will not invest more than 25% of the value of its total assets in MLPs. Common stocks generally represent an equity ownership interest in an issuer. Although common stocks have historically generated higher average total returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in those returns and may under-perform relative to fixed-income securities during certain periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Acquiring Fund. Also, prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Acquiring Fund has exposure. Common stock prices fluctuate for several reasons including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. The Acquiring Fund will employ a strategy, as described below, of writing covered call options on common stocks.

The Acquiring Fund’s investments in preferred stock and convertible securities are not subject to a minimum rating limitation. For more information regarding preferred stocks, convertible securities, warrants and depository receipts, see “Equity Securities,” “Preferred Stock,” “Convertible Securities,” “Warrants,” “Depository Receipts” and Canadian Royalty Trusts under ‘Investment Policies and Techniques” in the Statement of Additional Information.

Commodity and Natural Resources Companies. Commodities and natural resources include, without limitation, minerals, metals (including precious, industrial and rare metals), steel, agricultural products and commodities, livestock, environmental commodities, wool, ethanol, chemicals, forest products (including wood, pulp and paper), plastic, rubber, sugar, cotton, cocoa, coffee, basic materials, building materials, water, oil, gas, consumable fuel, energy and other natural resources. Commodity and natural resources companies, include, but are not limited to, companies in commodities, natural resources, energy and associated industries and companies that provide services or have exposure to such businesses (collectively, the “Commodities and Natural Resources Sector”). These companies include, without limitation, companies engaged in the exploration, ownership, production, refinement, processing, transportation, distribution or marketing of commodities or natural resources, companies that use commodities and natural resources extensively in their products, companies that are engaged in businesses such as integrated oil, oil and gas exploration and production, gold, metals and minerals, steel and iron ore production, aluminum and related products, energy services, and technology, metal production, forest products, including timber and related wood and paper products, chemicals, fertilizer and agricultural chemicals, building materials, coal and other consumable fuel, alternative energy sources, environmental services and agricultural products (including crop growers, owners of plantations, and companies that produce and process foods), as well as related transportation companies and equipment manufacturers. The Acquiring Fund will consider a company to be a commodity or natural resources company if: (i) at least 50% of the company’s assets, income, sales or profits are committed to or derived from the Commodities and Natural Resources Sector; or (ii) a third party classification (such as (a) Standard Industry Classifications and the North American Industry Classification System, each of which is published by the Executive Office of the President, Office of Management and Budget and (b) classifications used by third party data providers including, without limitation, FactSet Research Systems Inc. and MSCI Barra), has given the company an industry or sector classification consistent with the Commodities and Natural Resources Sector.

Commodities-Related Derivatives. Commodities-related derivatives may be used to hedge a position in a commodity or natural resources company or industry or a commodity or natural resource producing country or for non-hedging purposes, such as to gain exposure to a particular type of commodity or natural resource or commodity or natural resource market. Commodities-related derivatives include, but are not limited to, commodities contracts, commodity futures or options thereon (investments in contracts for the future purchase or sale of commodities); commodity exchange-traded funds (exchange-traded funds that track the price of a single commodity, such as gold or oil, or a basket of commodities); total return swaps based on a commodity index (permitting one party to receive/pay the total return on a commodity index against payment/receipt of an agreed upon spread/interest rate); commodity-linked notes (providing a return based on a formula referenced to a commodity index); commodity exchange traded notes (non-interest paying debt instruments whose price fluctuates (by contractual commitment) with an underlying commodities index); sovereign issued oil warrants (a sovereign obligation the coupon on which is contingent on the price of oil); and any other commodities-related derivative permitted by law.

Commodity-Linked Notes. A commodity-linked note is a derivative instrument that has characteristics of a debt security and of a commodity-linked derivative. A commodity-linked note typically provides for interest payments and a principal payment at maturity linked to the price movement of the underlying commodity, commodity index or commodity futures or option contract. These notes are sometimes referred to as “structured notes” because the terms of these notes may be structured by the issuer and the purchaser of the note. The value of these notes will rise or fall in response to changes in the underlying commodity, commodity futures contract, subset of commodities, subset of commodities futures contracts or commodity index. These notes expose the Acquiring Fund economically to movements in commodity prices. These notes also are subject to risks, such as counterparty, credit, market and interest rate risks. In addition, these notes are often leveraged, increasing the volatility of each note’s market value relative to changes in the underlying commodity, commodity futures contract or commodity index. Therefore, at the maturity of the note, the Acquiring Fund may receive more or less principal than it originally invested. The Acquiring Fund might receive interest payments on the note that are more or less than the stated coupon interest payments.

Commodity-linked notes may be principal protected, partially protected, or offer no principal protection. A principal protected commodity-linked note means that the issuer will pay, at a minimum, the par value of the note at maturity. Therefore, if the commodity value to which the commodity-linked note is linked declines over the life of the note, the Acquiring Fund will receive at maturity the face or stated value of the note.

With a principal protected commodity-linked note, the Acquiring Fund will receive at maturity the greater of the par value of the note or the value of the underlying commodity or index. This protection is, in effect, an option whose value is subject to the volatility and price level of the underlying commodity. This optionality can be added to the note’s structure, but only for a cost higher than that of a partially protected (or no protection) commodity-linked note. The Investment Advisor’s decision on whether to use principal protection depends in part on the cost of the protection. In addition, the protection feature depends upon the ability of the issuer to meet its obligation to buy back the security, and therefore depends on the creditworthiness of the issuer.

With full principal protection, the Acquiring Fund is entitled to receive at maturity of the commodity-linked note either the stated par value of the commodity-linked note, or potentially, an amount greater than the stated par value if the underlying commodity, index, futures or option contract or other underlying economic variable increases in value. Partially protected commodity-linked notes may suffer some loss of principal if the underlying commodity, index, futures or options contract or other economic variable declines in value during the term of the note. However, partially protected commodity-linked notes have a specified limit as to the amount of principal that they may lose.

The Acquiring Fund may also invest in commodity-linked notes that offer no principal protection. At maturity, there is a risk that the underlying commodity price, futures or option contract, index or other economic variable may have declined sufficiently in value such that some or all of the face value of the commodity-linked note might not be returned. Some of the commodity-linked notes that the Acquiring Fund may invest in may have no principal protection and the note could lose all of its value.

With a partially-protected or no-principal-protection commodity-linked note, the Acquiring Fund may receive at maturity an amount less than the note’s par value if the commodity, index or other economic variable value to which the note is linked declines over the term of the note. The Investment Advisor, at its discretion, may invest in a partially protected principal commodity-linked note or a note without principal protection. In deciding to purchase a note without principal protection, the Investment Advisor may consider, among other things, the expected performance of the underlying commodity futures or option contract, index or other economic variable over the term of the note, the cost of the note, and any other economic factors which the Investment Advisor believes are relevant.

Certain commodity-linked notes in which the Acquiring Fund may invest may be considered “qualifying hybrid instruments” excluded from regulation under the CEA and the regulations adopted thereunder.

The Acquiring Fund’s use of commodity-linked notes and other commodity-linked derivatives is also subject to regulatory requirements that are intended to reduce the effects of the instruments’ economic leverage. The Acquiring Fund currently does not intend to invest in commodity-linked notes that involve leverage.

Futures. The Acquiring Fund may buy and sell interest rate futures contracts, commodity futures, financial futures, and forward contracts. The Acquiring Fund can hold positions in commodity futures contracts. When the Acquiring Fund purchases a futures contract or writes a put option or purchases a call option thereon, an amount of cash or liquid assets will be segregated or designated on the Acquiring Fund’s books and records so that the amount so segregated or designated, plus the amount of variation margin held in the account of its broker, equals the market value of the futures contract, thereby ensuring that the use of such futures is unleveraged. Amounts delivered to futures commission merchants for margin purposes will be counted as segregated or earmarked for this purpose. Commodity futures may be based upon commodities within five main commodity groups:

1.	energy, which includes crude oil, brent crude oil, gas oil, natural gas, gasoline and heating oil;

2.	livestock, which includes feeder cattle, live cattle and hogs;

3.	agriculture, which includes wheat (Kansas wheat and Chicago wheat), corn, soybeans, cotton, coffee, sugar and cocoa;

4.	industrial metals, which includes aluminum, copper, lead, nickel, and zinc; and

5.	precious metals, which includes gold and silver.

The Acquiring Fund may purchase and sell commodity futures contracts, options on futures contracts and options and futures on commodity indices with respect to these five main commodity groups and the individual commodities within each group, as well as other types of commodities. The Acquiring Fund’s investments in commodity futures contracts and related instruments may involve substantial risks. Some of the special characteristics and risks of these investments are described below.

When purchasing stocks or bonds, the buyer acquires ownership in the security, however buyers of futures contracts are not entitled to ownership of the underlying commodity until and unless they decide to accept delivery at expiration of the contract. In practice, delivery of the underlying commodity to satisfy a futures contract rarely occurs because most futures traders use the liquidity of the central marketplace to sell their futures contract before expiration.

Swaps. The Acquiring Fund will not invest more than 15% of its total assets in swaps. Swap agreements are contracts in which one party agrees to make periodic payments based on the change in market value of a specified security, commodity, basket of securities or commodities, or index or interest rate in return for periodic payments based on a fixed or variable interest rate or change in the market value of a different security, basket of securities, or index. The Acquiring Fund may invest in total return swaps to gain exposure to the overall commodity markets. In a total return commodity swap the Acquiring Fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the Acquiring Fund will pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the Acquiring Fund will pay an adjustable or floating fee. With a “floating” rate, the fee is pegged to a base rate such as the London Interbank Offered Rate (“LIBOR”), and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the Acquiring Fund may be required to pay a higher fee at each swap reset date.

The Cayman Subsidiary. The Acquiring Fund will not invest more than 20% of its total assets in Commodity-Related Instruments. While permitted, the Acquiring Fund does not currently expect to invest in securities and derivatives linked to the underlying price movement of commodities or natural resources; therefore, the Acquiring Fund does not currently intend to invest any assets in the Subsidiary.

Investments in the Subsidiary are expected to provide the Acquiring Fund with exposure to the commodity markets within the limitations of Subchapter M of the Code. The Subsidiary is advised by the Investment Advisor. The Subsidiary (unlike the Acquiring Fund) may invest without limitation in commodity-related instruments. However, the Subsidiary is otherwise subject to the same fundamental, non-fundamental and certain other investment restrictions as the Acquiring Fund. The Subsidiary is a company organized under the laws of the Cayman Islands, whose registered office is located at the offices of Maples Corporate Services Limited, P.O. Box 309, Ugland House, Grand Cayman KYI-1104, Cayman Islands. The Subsidiary’s affairs are overseen by a board of directors, which is comprised of Paul L. Audet and Henry Gabbay, each an interested trustee of the Acquiring Fund. The Acquiring Fund is the sole shareholder of the Subsidiary, and shares of the Subsidiary are not expected to be sold or offered to other investors.

The Subsidiary invests primarily in commodity-related instruments. The Fund may gain exposure to these commodity-related instruments indirectly by investing in the Subsidiary. To the extent that the Investment Advisor believes that these commodity-related instruments provide suitable exposure to the commodities market, the Acquiring Fund’s investment in the Subsidiary will likely increase.

The Investment Advisor manages the assets of the Subsidiary, but receives no additional compensation for doing so. The Investment Advisor also provides certain administrative services for the Subsidiary, but receives no additional compensation for doing so. The Subsidiary entered into contracts for the provision of custody, transfer agency, and accounting agent services with the same or with affiliates of the same service providers that provide those services to the Acquiring Fund.

The Subsidiary is managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the Acquiring Fund. As a result, the Investment Advisor, in managing the Subsidiary’s portfolio, is subject to the same investment policies and restrictions that apply to the management of the Acquiring Fund, and, in particular, to the requirements relating to portfolio leverage, liquidity, brokerage, and the timing and method of the valuation of the Subsidiary’s portfolio investments and shares of the Subsidiary. These policies and restrictions are described elsewhere in detail in this Joint Proxy Statement/Prospectus and the Statement of Additional Information. The Fund’s Chief Compliance Officer oversees implementation of the Subsidiary’s policies and procedures, and makes periodic reports to the Acquiring Fund’s Board of Trustees regarding the Subsidiary’s compliance with its policies and procedures. The Fund and Subsidiary test for compliance with certain investment restrictions on a consolidated basis, except that with respect to its investments in certain securities that may involve leverage, the Subsidiary complies with asset segregation requirements to the same extent as the Acquiring Fund.

The financial statements of the Subsidiary will be consolidated with the Acquiring Fund’s financial statements in the Acquiring Fund’s Annual and Semi-Annual Reports. The Fund’s Annual and Semi-Annual Reports are distributed to shareholders. Copies of the Acquiring Fund’s Annual and Semi-Annual Reports are provided without charge upon request by calling (800) 441-7762 between 8:00 a.m. and 6:00 p.m. Eastern time on any business day.

The Subsidiary is not registered under the 1940 Act and, unless otherwise noted in the Acquiring Fund’s Joint Proxy Statement/Prospectus or this Statement of Additional Information, is not subject to all the investor protections of the 1940 Act. However, the Acquiring Fund wholly owns and controls the Subsidiary, and the Acquiring Fund and the Subsidiary’s assets will both be managed by the Investment Advisor, making it unlikely that the Subsidiary will take action contrary to the interests of the Acquiring Fund and its shareholders. The Board has oversight responsibility for the investment activities of the Acquiring Fund, including its investment in the Subsidiary, and the Acquiring Fund’s role as sole shareholder of the Subsidiary. As noted above, the

Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Acquiring Fund. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Acquiring Fund and/or the Subsidiary to operate as described in the Acquiring Fund’s Joint Proxy Statement/Prospectus and the Statement of Additional Information and could adversely affect the Acquiring Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.

Other Investment Companies. The Acquiring Fund may invest up to 10% of its total assets in securities of other open- or closed-end investment companies that invest primarily in securities of the types in which the Acquiring Fund may invest directly. As a shareholder in an investment company, the Acquiring Fund would bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Acquiring Fund’s advisory and other fees and expenses with respect to assets so invested. Holders of common shares would therefore be subject to duplicative expenses to the extent the Acquiring Fund invests in other investment companies. The Investment Advisor will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available bond investments. The securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks to which the Acquiring Fund is subject. The net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares. Investment companies may have investment policies that differ from those of the Acquiring Fund. In addition, to the extent the Acquiring Fund invests in other investment companies, the Acquiring Fund will be dependent upon the investment and research abilities of persons other than those employed by the Investment Advisor.

Exchange-Traded Funds. The Acquiring Fund may invest in exchange-traded funds (“ETFs”), which are investment companies that aim to track or replicate a desired index, such as a sector, market or global segment. For example, the Acquiring Fund may invest in ETFs, which are typically open-end funds or unit investment trusts, listed on a stock exchange. The Acquiring Fund might do so as a way of gaining exposure to the Commodities and Natural Resources Sector represented by an ETF’s portfolio. ETFs are usually passively managed and their shares are traded on a national exchange or The NASDAQ Stock Market, Inc. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit may sell the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. There can be no assurance that an ETF’s investment objective will be achieved, as ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities or other instruments. The Acquiring Fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF’s expenses, including advisory fees. These expenses are in addition to the direct expenses of the Acquiring Fund’s own operations.

Exchange-Traded Notes. Exchange-traded notes (“ETNs”) are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs are traded on an exchange (e.g., the New York Stock Exchange) during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the applicable market benchmark or strategy factor.

ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When the Acquiring Fund invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN. The Acquiring Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN.

ETNs are also subject to tax risk. No assurance can be given that the Internal Revenue Service (the “IRS”) will accept, or a court will uphold, how the Acquiring Fund characterize and treat ETNs for tax purposes. Further, the IRS and Congress are considering proposals that would change the timing and character of income and gains from ETNs.

An ETN that is tied to a specific market benchmark or strategy may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market benchmark or strategy. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Leveraged ETNs are subject to the same risk as other instruments that use leverage in any form.

The market value of ETN shares may differ from their market benchmark or strategy. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the securities, commodities or other components underlying the market benchmark or strategy that the ETN seeks to track. As a result, there may be times when an ETN share trades at a premium or discount to its market benchmark or strategy.

Options. The Acquiring Fund may purchase and sell call and put options on futures contracts, including commodity futures contracts, commodity indices, financial indices, securities indices, currencies, financial futures, swaps and securities. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Certain options, known as “American style” options may be exercised at any time during the term of the option. Other options, known as “European style” options, may be exercised only on the expiration date of the option.

If an option written by the Acquiring Fund expires unexercised, the Acquiring Fund realizes on the expiration date a capital gain equal to the premium received by the Acquiring Fund at the time the option was written. If an option purchased by the Acquiring Fund expires unexercised, the Acquiring Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Acquiring Fund desires. The Acquiring Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option when purchased. The Acquiring Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Acquiring Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Acquiring Fund will realize a capital gain or, if it is less, the Acquiring Fund will realize a capital loss. Net gains from the Acquiring Fund’s option strategy will be short-term capital gains which, for federal income tax purposes, will constitute net investment company taxable income.

Call Options and Covered Call Writing. The Acquiring Fund follows a strategy known as “covered call option writing,” which is a strategy designed to generate current gains from option premiums as a means to enhance distributions payable to the Acquiring Fund’s shareholders. Under current market conditions, this strategy will be the Acquiring Fund’s primary option investment strategy. As the Acquiring Fund writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited.

As part of its strategy, the Acquiring Fund may not sell “naked” call options on individual securities, i.e., options representing more shares of the stock than are held in the portfolio. A call option written by the Acquiring Fund on a security is “covered” if the Acquiring Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Investment Advisor (in accordance with procedures established by the Board) in such amount are segregated by the Acquiring Fund’s custodian or designated on the Acquiring Fund’s books and records ) upon conversion or exchange of other securities held by the Acquiring Fund. A call option is also covered if the Acquiring Fund holds a call on the same security as the call written where the expiration date of the call held is equal to or greater than the expiration date of the call written and the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Acquiring Fund in segregated or earmarked assets determined to be liquid by the Investment Advisor as described above.

The standard contract size for a single option is 100 shares of the common stock. There are four items needed to identify any option: (1) the underlying security, (2) the expiration month, (3) the strike price and (4) the type (call or put). For example, ten XYZ Co. $40 call options provide the right to purchase 1,000 shares of XYZ Co. on or before October 31 at $40 per share. A call option whose strike price is above the current price of the underlying stock is called “out-of-the-money.” Most of the options that will be sold by the Acquiring Fund are expected to be out-of-the-money, allowing for potential appreciation in addition to the proceeds from the sale of the option. An option whose strike price is below the current price of the underlying stock is called “in-the-money” and could be sold by the Acquiring Fund as a defensive measure to protect against a possible decline in the underlying stock.

The following is a conceptual example of a covered call transaction, making the following assumptions: (1) a common stock currently trading at $37.15 per share; (2) a six-month call option is written with a strike price of $40 (i.e., 7.7% higher than the current market price); and (3) the writer receives $2.45 (or 6.6% of the common stock’s value) as premium income. This example is not meant to represent the performance of any actual common stock, option contract or the Acquiring Fund itself. Under this scenario, before giving effect to any change in the price of the stock, the covered-call writer receives the $2.45 premium, representing 6.6% of the common stock’s value, regardless of the stock’s performance over the six-month period until option expiration. If the stock remains unchanged, the option will expire and there would be a 6.6% return for the 6-month period. If the stock were to decline in price by 6.6%, the strategy would “break even,” thus offering no gain or loss. If the stock were to climb to a price of $40 or above, the option would be exercised at the strike price of $40, and the covered-call writer would benefit from (1) the appreciation of the stock price from $37.15 to $40.00 (i.e., a 7.7% return) and (2) the $2.45 option premium (i.e., a 6.6% return), which together reflects a total return of 14.3%. Under this scenario, the investor would not benefit from any appreciation of the stock above $40, and thus be limited to a 14.3% total return. The premium income from writing the call option serves to offset some of the unrealized loss on the stock in the event that the price of the stock declines, but if the stock were to decline more than 6.6% under this scenario, the investor would experience a loss. The stock’s price could lose its entire value.

For conventional listed call options, the option’s expiration date can be up to nine months from the date the call options are first listed for trading. Longer-term call options can have expiration dates up to three years from the date of listing. It is anticipated that under certain circumstances, when deemed at the Advisors’ discretion to be in the best interests of the Acquiring Fund, options that are written against Acquiring Fund stock holdings may be repurchased prior to the option’s expiration date, generating a gain or loss in the options. If the options were not to be repurchased, the option holders would exercise their rights and buy the stock from the Acquiring Fund at the strike price if the stock traded at a higher price than the strike price. In general, In general, when deemed at the Advisors’ discretion to be in the best interests of the Acquiring Fund, the Acquiring Fund may continue to hold its common stocks rather than allowing them to be called away by the option holders.

Put Options. Put options are contracts that give the holder of the option, in return for a premium, the right to sell to the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option. These strategies may produce a considerably higher return than the Acquiring Fund’s primary strategy of covered call writing, but involve a higher degree of risk and potential volatility.

The Acquiring Fund writes (sells) put options on individual securities only if the put option is “covered.” A put option written by the Acquiring Fund on a security is “covered” if the Acquiring Fund segregates or designates on its books and records assets determined to be liquid by the Investment Advisor, as described above, equal to the exercise price. A put option is also covered if the Acquiring Fund holds a put on the same security as the put written where the expiration date of the put held is equal to or greater than the expiration date of the put written and the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Acquiring Fund in segregated or earmarked assets determined to be liquid by the Investment Advisor, as described above.

The following is a conceptual example of a put transaction, making the following assumptions: (1) a common stock currently trading at $37.15 per share; (2) a six-month put option written with a strike price of $35.00 (i.e., 94.2% of the current market price); and (3) the writer receives $1.10 (or 2.96% of the common stock’s value) as premium income. This example is not meant to represent the performance of any actual common stock, option contract or the Acquiring Fund itself. Under this scenario, before giving effect to any change in the price of the stock, the put writer receives the premium, representing 2.96% of the common stock’s value, regardless of the stock’s performance over the six-month period until the option expires. If the stock remains unchanged, appreciates in value or declines less than 5.8% in value, the option will expire and there would be a 2.96% return for the six-month period. If the stock were to decline by 5.8% or more, the Acquiring Fund would lose an amount equal to the amount by which the stock’s price declined minus the premium paid to the Acquiring Fund. The stock’s price could lose its entire value, in which case the Acquiring Fund would lose $33.90 ($35.00 minus $1.10).

Options on Indices. The Acquiring Fund may sell put and call options on indices of securities. Options on an index differ from options on securities because (i) the exercise of an index option requires cash payments and does not involve the actual purchase or sale of securities, (ii) the holder of an index option has the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater, in the case of a call, or less, in the case of a put, than the exercise price of the option and (iii) index options reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.

As the seller of an index put or call option, the Acquiring Fund receives cash (the premium) from the purchaser. The purchaser of an index put option has the right to any depreciation in the value of the index below a fixed price (the exercise price) on or before a certain date in the future (the expiration date). The purchaser of an index call option has the right to any appreciation in the value of the index over a fixed price (the exercise price) on or before a certain date in the future (the expiration date). The Acquiring Fund, in effect, agrees to accept the potential depreciation (in the case of a put) or sell the potential appreciation (in the case of a call) in the value of the relevant index in exchange for the premium. If, at or before expiration, the purchaser exercises the put or call option sold by the Acquiring Fund, the Acquiring Fund will pay the purchaser the difference between the cash value of the index and the exercise price of the index option. The premium, the exercise price and the market value of the index determine the gain or loss realized by the Acquiring Fund as the seller of the index put or call option.

The Acquiring Fund may execute a closing purchase transaction with respect to an index option it has sold and sell another option (with either a different exercise price or expiration date or both) under certain circumstances, when deemed at the Advisors’ discretion to be in the best interests of the Acquiring Fund. The cost of a closing transaction may reduce the net index option premiums realized from the sale of the index option.

The Acquiring Fund covers its obligations when it sells index options. An index option is considered “covered” if the Acquiring Fund designates on its books and records or maintains with its custodian assets determined to be liquid in an amount equal to the contract value of the index. An index put option also is covered if the Acquiring Fund holds a put on the same index as the put written where the expiration date of the put held is equal to or greater than the expiration date of the put written and the exercise price of the put held is (i) equal to or more than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Acquiring Fund in liquid assets that are segregated or designated on the Acquiring Fund’s books and records. An index call option also is covered if the Acquiring Fund holds a call on the same index as the call written where the expiration date of the call held is equal to or greater than the expiration date of the call written and the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Acquiring Fund in liquid assets that are segregated or designated on the Acquiring Fund’s books and records.

Limitation on Option Writing Strategy. The Acquiring Fund generally intends to write covered call and put options, the notional amount of which will be approximately 30% to 40% of the Acquiring Fund’s total assets, although this percentage may vary from time to time with market conditions. As the Acquiring Fund writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited and the Acquiring Fund will lose money to the extent that it writes call options that are not covered by securities in its portfolio and the securities or index on which it writes the option appreciates above the exercise price of the option by an amount that exceeds the exercise price of the option. The number of covered put and call options on securities the Acquiring Fund can write is limited by the total assets the Acquiring Fund holds, and further limited by the fact that all options represent 100 share lots of the underlying common stock. In connection with its option writing strategy, the Acquiring Fund will not write “naked” or uncovered put or call options, other than those that are “covered” by the segregation or designation on its books and records of liquid assets as described above. Furthermore, the Acquiring Fund’s exchange-listed option transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Acquiring Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Investment Advisor. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Master Limited Partnerships. The Acquiring Fund may invest up to 25% of the value of its total assets in MLPs. The MLPs in which the Acquiring Fund intends to invest will be limited partnerships (or limited liability companies taxable as partnerships), the units of which will be listed and traded on a U.S. securities exchange. In addition, such MLPs will derive income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipeline transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources. The Acquiring Fund may, however, invest in MLP entities in any sector of the economy.

An MLP is an entity receiving partnership taxation treatment under the Code, and whose interests or “units” are traded on securities exchanges like shares of corporate stock. MLPs generally have two classes of owners, the general partner and limited partners. When investing in an MLP, the Acquiring Fund intends to purchase publicly traded common units issued to limited partners of the MLP. The general partner is typically owned by one or more of the following: a major energy company, an investment fund, or the direct management of the MLP. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP; has an ownership stake in the partnership, typically a 2% general partner equity interest and usually additional common units and subordinated units; and is eligible to receive an incentive distribution. Limited partners own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management. The limited partners also receive cash distributions.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis.

The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner that results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where it receives 50% of every incremental dollar paid to common and subordinated unit holders. These incentive distributions encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership’s cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP.

To qualify as an MLP for U.S. federal income tax purposes, an entity must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, gain from the sale or disposition of a capital asset held for the production of income described in the foregoing and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, mining, refining, marketing and transportation (including pipelines), of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. Currently, most MLPs operate in the energy, natural resources, or real estate sectors. Due to their partnership structure, MLPs generally do not pay income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e. corporate level tax and tax on corporate dividends). For more information on MLPs, see “Investment Policies and Techniques—Master Limited Partnership Interests” in the Statement of Additional Information.

Non-U.S. Securities. The Acquiring Fund may invest in companies of any market capitalization located anywhere in the world. The Acquiring Fund expects to invest primarily in companies located in developed countries, but may invest in companies located in emerging markets. Some non-U.S. securities may be less liquid and more volatile than securities of comparable U.S. issuers. Similarly, there is less volume and liquidity in most foreign securities markets than in the United States and, at times, greater price volatility than in the United States.

Because evidences of ownership of such securities usually are held outside the United States, the Acquiring Fund will be subject to additional risks if it invests in non-U.S. securities, which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise. Because non-U.S. securities trade on days when the common shares are not priced, net asset value can change at times when common shares cannot be sold. Since non-U.S. securities may be purchased with and payable in foreign currencies, the value of these assets measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.

Short Sales. The Acquiring Fund may sell securities short directly, including equity and debt securities, or through the use of derivatives. A short sale is a transaction in which the Acquiring Fund sells a security it does not own in anticipation that the market price of that security will decline. The Acquiring Fund may make short sales to strategic positions, for risk management, in order to maintain portfolio flexibility or to enhance income or gain.

When the Acquiring Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Acquiring Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

The Acquiring Fund secures its obligation to replace the borrowed security by depositing collateral with the broker-dealer, usually in cash, U.S. Government securities or other liquid securities similar to those borrowed. The Acquiring Fund will also be required to designate on its books and records or segregate with its custodian similar collateral to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which the Acquiring Fund borrowed the security, regarding payment received by the Acquiring Fund on such security, the Acquiring Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

If the price of the security sold short increases between the time of the short sale and the time the Acquiring Fund replaces the borrowed security, the Acquiring Fund will incur a loss; conversely, if the price declines, the Acquiring Fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Acquiring Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

The Acquiring Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 15% of the value of its total assets or the Acquiring Fund’s aggregate short sales of a particular class of securities exceeds 15% of the outstanding securities of that class. The Acquiring Fund may also make short sales “against the box” without respect to such limitations. In this type of short sale, at the time of the sale, the Acquiring Fund owns or has the immediate and unconditional right to acquire at no additional cost the identical security.

Short-Term Debt Securities; and Temporary Defensive Position. During periods in which the Investment Advisor determines that they are temporarily unable to follow the Acquiring Fund’s investment strategy or that it is impractical to do so or pending re-investment of proceeds received in connection with the sale of a security, the Acquiring Fund may deviate from its investment strategy and invest all or any portion of its assets in cash, cash equivalents or short-term debt instruments. See “Investment Policies and Techniques—Cash Equivalents and Short-Term Debt Securities” in the Statement of Additional Information.

The Investment Advisor’s determination that they are temporarily unable to follow the Acquiring Fund’s investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Acquiring Fund’s investment strategy is extremely limited or absent. In such a case, shares of the Acquiring Fund may be adversely affected and the Acquiring Fund may not pursue or achieve its investment objectives.

Securities Lending and Delayed Settlement Transactions. The Acquiring Fund may lend the securities it owns to others, which allows the Acquiring Fund the opportunity to earn additional income. The Acquiring Fund may lend securities with a value up to 33 1/3% of its total assets (including such loans) to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral. Although the Acquiring Fund will require the borrower of the securities to post collateral for the loan in accordance with market practice and the terms of the loan will require that the Acquiring Fund be able to reacquire the loaned securities if certain events occur, the Acquiring Fund is still subject to the risk that the borrower of the securities may default, which could result in the Acquiring Fund losing money, which would result in a decline in the Acquiring Fund’s net asset value. The Acquiring Fund may also purchase securities for delayed settlement. This means that the Acquiring Fund is generally obligated to purchase the securities at a future date for a set purchase price, regardless of whether the value of the securities is more or less than the purchase price at the time of settlement.

Strategic Transactions. In addition to the option strategies discussed above, the Acquiring Fund may, but is not required to, use various strategic transactions described below to, facilitate portfolio management, mitigate risks and enhance total return. Such strategic transactions are generally accepted under modern portfolio management and are regularly used by many mutual funds, closed-end funds and other institutional investors. Although the Investment Advisor seeks to use the practices to further the Acquiring Fund’s investment objectives, no assurance can be given that these practices will achieve this result.

The Acquiring Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity indices, and other financial instruments, purchase and sell financial futures contracts and options thereon and engage in swaps. The Acquiring Fund also may purchase derivative instruments that combine features of these instruments. Collectively, all of the above are referred to as “Strategic Transactions.” The Acquiring Fund generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Acquiring Fund’s portfolio, protect the value of the Acquiring Fund’s portfolio, facilitate the sale of certain securities for investment purposes, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities. The Acquiring Fund may use Strategic Transactions to enhance potential total returns.

Strategic Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to use Strategic Transactions successfully depends on the Investment Advisor’s ability to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Acquiring Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Acquiring Fund can realize on an investment, or may cause the Acquiring Fund to hold a security that it might otherwise sell. Additionally, amounts paid by the Acquiring Fund as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Acquiring Fund for investment purposes. A more complete discussion of Strategic Transactions and their risks is contained in the Acquiring Fund’s Statement of Additional Information.

Investment Restrictions

Except as described below, as a fundamental policy, the Acquiring Fund may not, without the approval of the holders of a majority of the outstanding common shares and preferred shares, if any, voting together as a single class, and of the holders of a majority of the outstanding preferred shares, if any, voting as a separate class:

(1) invest 25% or more of the value of its total assets in any one industry (except that the Acquiring Fund will invest at least 25% of its total assets in equity securities issued by commodity or natural resources companies, derivatives with exposure to commodity or natural resources companies or investments in securities and derivatives linked to the underlying price movement of commodities or natural resources, including commodity-linked derivatives such as commodity-linked notes, commodity futures, forward contracts and swaps and other similar derivative instruments and investment vehicles that invest in commodities, natural resources or commodity-linked derivatives);

(2) issue senior securities or borrow money other than as permitted by the 1940 Act or pledge its assets other than to secure such issuances or in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies;

(3) make loans of money or property to any person, except through loans of portfolio securities, the purchase of fixed income securities consistent with the Acquiring Fund’s investment objectives and policies or the entry into repurchase agreements;

(4) underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities or the sale of its own securities the Acquiring Fund may be deemed to be an underwriter;

(5) purchase or sell real estate, except that the Acquiring Fund may invest in securities of companies that deal in real estate or are engaged in the real estate business, including REITs and real estate operating companies, and instruments secured by real estate or interests therein and the Acquiring Fund may acquire, hold and sell real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Acquiring Fund’s ownership of such other assets; or

(6) purchase or sell commodities or commodity contracts except as, and to the extent, permitted by applicable law. This restriction will not prevent the Acquiring Fund from purchasing or selling, commodity-related instruments and investments, including commodity-linked derivatives such as commodity-linked notes, options, futures and forward contracts, and swaps with respect to individual commodities or indices and securities or other instruments backed by physical commodities, to the extent permitted by applicable law.

When used above with respect to particular shares of the Acquiring Fund, “majority of the outstanding” means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less.

The policies enumerated above are the Acquiring Fund’s only fundamental policies that require a shareholder vote to change. The Acquiring Fund’s investment objectives and all of its other investment policies adopted from time to time may be changed by the Board without shareholder approval.

In addition to the foregoing fundamental investment policies, the Acquiring Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board. The Acquiring Fund may not:

(1) make any short sale of securities except in conformity with applicable laws, rules and regulations and unless after giving effect to such sale, the market value of all securities sold short does not exceed 15% of the value of the Acquiring Fund’s total assets and the Acquiring Fund’s aggregate short sales of a particular class of securities of an issuer does not exceed 15% of the then outstanding securities of that class. The Acquiring Fund may also make short sales “against the box” without respect to such limitations. In this type of short sale, at the time of the sale, the Acquiring Fund owns or has the immediate and unconditional right to acquire at no additional cost the identical security;

(2) purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act or any regulations promulgated or exemptive relief obtained thereunder;

(3) under normal market conditions, invest less than 80% of its total assets in equity securities issued by commodity or natural resources companies, derivatives with exposure to commodity or natural resources companies or investments in securities and derivatives linked to the underlying price movement of commodities or natural resources, including commodity-linked derivatives such as commodity-linked notes, commodity futures, forward contracts and swaps and other similar derivative instruments and investment vehicles that invest in commodities and commodity-linked derivatives; the Acquiring Fund will provide shareholders with notice at least 60 days prior to changing this non-fundamental policy of the Acquiring Fund unless such change was previously approved by shareholders; or

(4) purchase securities of companies for the purpose of exercising control.

In accordance with the 1940 Act, the Acquiring Fund may invest up to 10% of its total assets in securities of other investment companies. In addition, under the 1940 Act the Acquiring Fund may not own more than 3% of the total outstanding voting stock of any investment company and not more than 5% of the value of the Acquiring Fund’s total assets may be invested in securities of any investment company. Pursuant to the 1940 Act (or alternatively, pursuant to exemptive orders received from the Commission) these percentage limitations do not apply to investments in affiliated money market funds, and under certain circumstances, do not apply to investments in affiliated investment companies, including exchange traded funds.

The restrictions and other limitations set forth in the Acquiring Fund’s prospectus and in this Statement of Additional Information will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of the acquisition of securities. Any investment policy or restriction described in the prospectus or in this Statement of Additional information is deemed to be a non-fundamental policy or restriction of the Acquiring Fund, unless otherwise stated.

In addition, to comply with federal tax requirements for qualification as a “regulated investment company,” the Acquiring Fund’s investments will be limited in a manner such that at the close of each quarter of each taxable year, (a) no more than 25% of the value of the Acquiring Fund’s total assets are invested in the securities (other than United States government securities or securities of other regulated investment companies) of a single issuer or two or more issuers controlled by the Acquiring Fund and engaged in the same, similar or related trades or businesses and (b) with regard to at least 50% of the Acquiring Fund’s total assets, no more than 5% of its total assets are invested in the securities (other than United States government securities or securities of other regulated investment companies) of a single issuer and such securities do not represent more than 10 percent of the voting securities of such issuer. These tax-related limitations may be changed by the Board to the extent appropriate in light of changes to applicable tax requirements.

The assets of the Subsidiary and the assets of the Acquiring Fund, taken as a whole, are subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Acquiring Fund. The Acquiring Fund and Subsidiary tests for compliance with certain investment restrictions on a consolidated basis.

COMPARISON OF THE FUNDS’ INVESTMENTS

The investment objectives, significant investment strategies and operating policies, and investment restrictions of the Combined Fund will be those of the Acquiring Fund. A comparison of the Funds’ investment objectives, policies and restrictions is set forth below.

Summary of Significant Differences in the Funds’ Investment Objectives and Policies

Diversification Status: BQR is a diversified, closed-end management investment company registered under the 1940 Act. BCF and BCX are each a non-diversified, closed-end management investment company registered under the 1940 Act. This means that BCX and BCF may invest a greater percentage of their assets in the obligations of a single issuer than BQR. The Combined Fund will be a “non-diversified” investment company under the 1940 Act. To the extent the Combined Fund invests a relatively high percentage of its assets in the securities of a limited number of issuers, the Combined Fund may be more susceptible than a “diversified” investment company, such as BQR, to any single corporate, economic, political or regulatory occurrence.

Investment Objectives: The Funds have similar (but not identical) investment objectives.

•	BCF’s investment objective seeks to provide total return through a combination of current income, current gains and long-term capital appreciation.

•	BQR’s investment objective seeks to provide total return through a combination of current income, current gains and long-term capital appreciation.

•	BCX’s primary investment objective is to seek high current income and current gains, with a secondary objective of capital appreciation.

Investment Policies: The Funds’ have similar (but not identical) investment policies, except with respect to certain differences summarized below.

•	Sector Concentration. Each Fund’s investments are concentrated in the commodities, natural resources, basic materials and/or energy sectors, which may present more risks than if the Fund was broadly diversified over numerous industries and sectors of the economy. Each Fund may have different concentrations with respect to such sectors. A downturn in any one of the sectors in which a Fund invests a significant portion of its assets would have a larger impact on the Fund than on another Fund that does not concentrate in such sector.

BCX has a broader investment policy with respect to investments in the commodities and natural resources sectors permitting BCX to invest in broader segments of the commodities and natural resources sectors than BCF and BQR. After the Reorganizations, while the Combined Fund’s broader investment policy with respect to the commodities and natural resources sectors may provide benefits of additional diversification, it may also expose former shareholders of BCF and BQR to additional risks in the commodities and natural resources sectors that they are not subject to prior to the Reorganizations.

BCF invests, under normal market conditions, at least 80% of its assets in equity securities of energy, natural resources and basic materials companies and equity derivatives with exposure to companies in the energy, natural resources and basic materials industries.

BQR invests, under normal market conditions, at least 80% of its assets in equity securities issued by companies that are engaged in one or more of New Energy, Water Resources and Agriculture business segments. BQR considers (i) the “New Energy” business segment to include products, technologies and services connected to the efficient use of energy or to the provision or manufacture of alternative forms of energy (e.g., wind, solar and hydroelectric power), including renewable energy, energy infrastructure, energy generation and distribution and energy storage; (ii) the “Water Resources” business segment to include products, technologies and services connected to the provision of potable and non-potable water; the disinfection or desalination of water; the production, filtering, storage and distribution of water; water control; water surveys; water infrastructure; and the improvement of water quality; and (iii) the “Agriculture” business segment to include products, technologies and services connected to agricultural biotechnology and bioengineering; biofuel production and distribution; farm land and forestry; agricultural commodities and food; agricultural infrastructure; farm and other agricultural equipment; fertilizer and other agriculture-related chemicals; and agricultural and food distribution.

BCX invests, under normal market conditions, at least 80% of its total assets in equity securities issued by commodity or natural resources companies, derivatives with exposure to commodity or natural resources companies or investments in securities and derivatives linked to the underlying price movement of commodities or natural resources. BCX’s economic exposure to securities and derivatives linked to the underlying price movements of commodities or natural resources, including commodity-linked derivatives such as commodity-linked notes, commodity futures, forward contracts and swaps and other similar derivative instruments and investment vehicles that invest in commodities, natural resources or commodity-linked derivatives will not exceed 20% of its total assets. While permitted, BCX does not currently expect to invest in securities and derivatives linked to the underlying price movement of commodities or natural resources.

•	Option Writing Strategy. Each Fund may employ a strategy of writing (selling) covered call and put options on common stocks.

•

Non-Investment Grade Debt Securities. BCF and BQR may each invest up to 10% of its total assets in debt securities rated below investment grade. BCX does not have such a limitation and could potentially have greater exposure to the risks associated with below investment grade securities. To the extent the Combined Fund invests a larger proportion of its assets in below investment grade securities, former shareholders of BCF and BQR could potentially have greater exposure to the risks associated with below investment grade securities. Below investment grade quality securities (rated Ba/BB or below) are commonly referred to as “high yield” or “junk” bonds and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Issuers of high yield bonds are not perceived to be as strong financially as those with higher credit ratings. These issuers are more vulnerable to financial setbacks and recession than more creditworthy issuers, which may impair their ability to make interest and principal payments.

•

Leverage: The Funds’ ability to borrow or use leverage is subject to limitations prescribed in the 1940 Act. In addition to such 1940 Act limitations, each Target Fund has a non-fundamental restriction prohibiting such Target Fund from issuing senior securities or borrowing money for investment purposes (other than in connection with hedging transactions, short sales, when issued or forward commitment transactions and similar investment strategies). BCX does not have such non-fundamental restriction. None of the Funds currently intend to incur indebtedness or issue preferred shares for investment purposes, except the Funds may engage in Strategic Transactions, repurchase agreements, reverse repurchase agreements, when issued or forward commitment transactions and similar investment strategies, which may give rise to a form of leverage.

Please see “—Investment Objectives and Policies” and “—Investment Restrictions” for a more detailed comparison of the Funds’ investment objectives, policies and restrictions.

Investment Objectives and Policies

A more detailed comparison of the Funds’ investment objectives and investment policies is set forth in the table below.

BCF Target Fund	BQR Target Fund	BCX Acquiring Fund
Investment Objective(s)	Investment Objective(s)	Investment Objective(s)

• The Fund’s investment objective seeks to provide total return through a combination of current income, current gains and long-term capital appreciation.	• The Fund’s investment objective seeks to provide total return through a combination of current income, current gains and long-term capital appreciation.	• The Fund’s primary investment objective is to seek high current income and current gains, with a secondary objective of capital appreciation.

•       The Fund attempts to achieve this objective by investing primarily in equity securities of companies engaged in energy, natural resources and basic materials businesses and companies engaged in associated businesses and equity derivatives with exposure to those companies.

•       The Fund seeks to achieve its investment objective by investing substantially all of its assets in equity securities issued by companies that are engaged in one or more of the New Energy, Water Resources and Agriculture business segments and utilizing an option strategy to enhance current gains.

•       The Fund seeks to achieve its objectives by investing substantially all of its assets in equity securities issued by commodity or natural resources companies, derivatives with exposure to commodity or natural resources companies or investments in securities and derivatives linked to the underlying price movement of commodities or natural resources.

BCF Target Fund	BQR Target Fund	BCX Acquiring Fund
Sector Concentration	Sector Concentration	Sector Concentration

•      Under normal market conditions, the Fund invests at least 80% of its total assets in equity securities of energy, natural resources and basic materials companies and equity derivatives with exposure to companies in the energy, natural resources and basic materials industries.

•      Energy, natural resources and basic materials companies include those companies that own, produce, refine, process, transport and market natural resources, and companies that provide related services. These companies include, but are not limited to, those engaged in businesses such as integrated oil, oil and gas exploration and production, gold and other precious metals, steel and iron ore production, energy services, and technology, metal production, forest products, paper products, chemicals, building materials, coal, alternative energy sources and environmental services, as well as related transportation companies and equipment manufacturers.

•      The Fund considers a company to be principally engaged in the energy, natural resources or basic materials industries if: (i) at least 50% of the company’s assets, income, sales or profits are committed to or derived from any of the energy, natural resources or basic materials industries; or (ii) a third party classification (such as (a) Standard Industry Classifications and the North American Industry

•      Under normal market conditions, the Fund invests at least 80% of its total assets in equity securities issued by companies that are engaged in one or more of the New Energy, Water Resources and Agriculture business segments.

•      For purposes of the 80% policy above, a company is considered to be engaged in one or more of these business segments if: (i) at least 50% of the company’s assets, income, sales or profits are committed to or derived from one or more of the New Energy, Water Resources and Agriculture business segments; (ii) a third party has classified the company as being engaged in a New Energy, Water Resources or Agriculture business (e.g., classifications from one or more third party data providers including, without limitation, Bloomberg L.P., FactSet Research Systems Inc. and MSCI Barra); or (iii) the company has a new technology, product or business venture in the New Energy, Water Resources or Agriculture business segment that the Advisors believe may result in meaningful appreciation in the value of the company’s securities.

The Fund considers (i) the “New Energy” business segment to include products, technologies and services connected to the efficient use of energy or to the provision or manufacture of alternative forms of energy (e.g., wind, solar and hydroelectric power),

•      Under normal market conditions, the Fund invests at least 80% of its total assets in equity securities issued by commodity or natural resources companies, derivatives with exposure to commodity or natural resources companies or investments in securities and derivatives linked to the underlying price movement of commodities or natural resources, including commodity-linked derivatives such as commodity-linked notes, commodity futures, forward contracts and swaps and other similar derivative instruments and investment vehicles that invest in commodities, natural resources or commodity-linked derivatives (collectively, the “Commodities and Natural Resources Sector”). These companies include, without limitation, companies engaged in the exploration, ownership, production, refinement, processing, transportation, distribution or marketing of commodities or natural resources and companies that use commodities and natural resources extensively in their products, including companies that are engaged in businesses such as integrated oil, oil and gas exploration and production, gold, metals and minerals, steel and iron ore production, aluminum and related products, energy services, and technology, metal production, forest products, including timber and related wood and paper

BCF Target Fund	BQR Target Fund	BCX Acquiring Fund

Classification System, each of which is published by the Executive Office of the President, Office of Management and Budget and (b) classifications used by third party data providers including, without limitation, FactSet Research Systems Inc. and MSCI Barra) has given the company an industry or sector classification consistent with the designated business activity.

including renewable energy, energy infrastructure, energy generation and distribution and energy storage; (ii) the “Water Resources” business segment to include products, technologies and services connected to the provision of potable and non-potable water; the disinfection or desalination of water; the production, filtering, storage and distribution of water; water control; water surveys; water infrastructure; and the improvement of water quality; and (iii) the “Agriculture” business segment to include products, technologies and services connected to agricultural biotechnology and bioengineering; biofuel production and distribution; farm land and forestry; agricultural commodities and food; agricultural infrastructure; farm and other agricultural equipment; fertilizer and other agriculture-related chemicals; and agricultural and food distribution.

products, chemicals, fertilizer and agricultural chemicals, building materials, coal and other consumable fuel, alternative energy sources, environmental services and agricultural products (including crop growers, owners of plantations, and companies that produce and process foods), as well as related transportation companies and equipment manufacturers.

•      The Fund considers a company to be a commodity or natural resources company if: (i) at least 50% of the company’s assets, income, sales or profits are committed to or derived from the Commodities and Natural Resources Sector; or (ii) a third party classification (such as (a) Standard Industry Classifications and the North American Industry Classification System, each of which is published by the Executive Office of the President, Office of Management and Budget and (b) classifications used by third party data providers including, without limitation, FactSet Research Systems Inc. and MSCI Barra), has given the company an industry or sector classification consistent with the Commodities and Natural Resources Sector.

Equity Securities	Equity Securities	Equity Securities

Same as BCX	Same as BCX

•      Equity securities held by the Fund may include common stocks, preferred shares, convertible securities, warrants, depository receipts, equity interests in Canadian Royalty Trusts and equity interests in MLPs.

BCF Target Fund	BQR Target Fund	BCX Acquiring Fund
Market Capitalization	Market Capitalization	Market Capitalization

Same as BCX	Same as BCX	• The Fund may invest in companies of any market capitalization.

Other Securities	Other Securities	Other Securities

•      The Fund may invest up to 20% of its total assets in other U.S. and non-U.S. investments. These investments may include stocks and debt securities of companies not engaged in the energy, natural resources and basic materials industries.

•      The Fund may invest up to 20% of its total assets in equity and debt securities issued by companies that are not engaged in such business segments, including up to 10% of its total assets in non-investment grade debt securities, commonly known as “junk bonds.”

•      The Fund may invest up to 20% of its total assets in debt securities issued by companies in the Commodities and Natural Resources Sector or any type of securities issued by companies that are not in the Commodities and Natural Resources Sector.

Physical Commodities	Physical Commodities	Physical Commodities

• The Fund does not intend to invest directly in physical commodities such as gold and other metals.	Same as BCF	No Stated Policy

Commodity-Related Instruments	Commodity-Related Instruments	Commodity-Related Instruments

No Stated Policy	No Stated Policy

•      The Fund’s economic exposure to securities and derivatives linked to the underlying price movements of commodities or natural resources, including commodity-linked derivatives such as commodity-linked notes, commodity futures, forward contracts and swaps and other similar derivative instruments and investment vehicles that invest in commodities, natural resources or commodity-linked derivatives (“Commodity-Related Instruments”) will not exceed 20% of its total assets.

•      Commodity-Related Instruments may include, but will not be limited to, investments in structured notes, partnership interests, exchange-traded funds that make commodity-related or natural resources-related

BCF Target Fund	BQR Target Fund	BCX Acquiring Fund

investments, mutual funds and strategic transactions, including futures contracts on commodities and natural resources, forward contracts on commodities and natural resources and swap contracts on commodities and natural resources.

•      The Fund may invest in such Commodity-Related Instruments either directly or indirectly through a wholly-owned subsidiary of the Fund.

Non-U.S. Securities	Non-U.S. Securities	Non-U.S. Securities

•      The Fund may invest in non-U.S. securities, which may include securities denominated in U.S. dollars or in non-U.S. currencies or multinational currency units. The Fund may invest in non-U.S. securities of so-called emerging market issuers.

•      For purposes of the Fund, a company is deemed to be a non-U.S. company if it meets any of the following tests: (i) such company was not organized in the United States; (ii) such company’s primary business office is not in the United States; (iii) the principal trading market for such company’s assets is not located in the United States; (iv) less than 50% of such company’s assets are located in the United States; or (v) 50% or more of such issuer’s revenues are derived from outside the United States.

•      The Fund may invest in non-U.S. securities, which may include securities denominated in U.S. dollars or in non-U.S. currencies or multinational currency units. The Fund may invest in non-U.S. securities of so-called emerging market issuers.

•      The Fund may invest in companies located anywhere in the world. The Fund expects to invest primarily in companies located in developed countries, but may invest in companies located in emerging markets.

Options	Options	Options

• The Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, financial futures, equity indices, and other financial instruments.	• The Fund may write (sell) covered call and put options on individual common stocks, stock indices and stock sectors.	• The Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, financial futures, futures contracts,

BCF Target Fund	BQR Target Fund	BCX Acquiring Fund

•      The Fund generally intends to write covered call and put options, the notional amount of which will be approximately 30% to 40% of the Fund’s total assets, although this percentage may vary from time to time with market conditions.

•      The Fund will not write “naked” or uncovered put or call options.

•      The Fund may sell or purchase call options on securities and indices based upon the prices of futures contracts and debt securities that are traded on U.S. and non-U.S. securities exchanges and in the over-the-counter markets.

•      The Fund may purchase put options (“puts”) that relate to securities (whether or not it holds such securities in its portfolio), indices or futures contracts. The Fund may also sell puts on securities, indices or futures contracts on such securities if the Fund’s contingent obligations on such puts are secured by segregated assets consisting of cash or liquid debt securities having a value not less than the exercise price. The Fund will not sell put options if, as a result, more than 50% of the Fund’s total assets would be required to cover its potential obligations under the put options and under any other transactions (excluding calls) that would be treated as senior securities under the 1940 Act.

•      Under normal market conditions, the Fund generally intends to write covered call and put options with respect to approximately 30% to 40% of its total assets, although this percentage may vary from time to time with market conditions.

•      The Fund will not write “naked” or uncovered call or put options.

commodity futures contracts, commodity indices, individual commodities, financial indices, securities indices, interest rates, currencies, financial futures, swaps and other financial instruments.

•      The Fund generally intends to write covered call and put options, the notional amount of which will be approximately 30% to 40% of the Fund’s total assets, although this percentage may vary from time to time with market conditions.

•      The Fund will not write “naked” or uncovered put or call options.

•      The Fund may sell or purchase call options on securities and indices based upon the prices of futures contracts and debt securities that are traded on U.S. and non-U.S. securities exchanges and in the over-the-counter markets.

•      The Fund may purchase put options (“puts”) that relate to securities (whether or not it holds such securities in its portfolio), indices or futures contracts. The Fund may also sell puts on securities, indices or futures contracts on such securities if the Fund’s contingent obligations on such puts are secured by segregated assets consisting of cash or liquid debt securities having a value not less than the exercise price. The Fund will not sell puts if, as a result, more than 50% of the Fund’s total assets would be required to cover its potential obligations under its hedging and other investment transactions.

BCF Target Fund	BQR Target Fund	BCX Acquiring Fund
Master Limited Partnerships	Master Limited Partnerships	Master Limited Partnerships

Same as BCX	No Stated Policy

•      The Fund may invest up to 25% of the value of its total assets in MLPs. The MLPs in which the Fund intends to invest will be limited partnerships (or limited liability companies taxable as partnerships), the units of which will be listed and traded on a U.S. securities exchange.

Short Sales	Short Sales	Short Sales

•      The Fund may make short sales of securities.

•      The Fund may make short sales to strategic positions, for risk management, in order to maintain portfolio flexibility or to enhance income or gain.

•      The Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its total assets or the Fund’s aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class.

•      The Fund may also make short sales “against the box” without respect to such limitations.

Same as BCF

•      The Fund may sell securities short directly, including equity and debt securities, or through the use of derivatives.

•      The Fund may make short sales to strategic positions, for risk management, in order to maintain portfolio flexibility or to enhance income or gain.

•      The Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 15% of the value of its total assets or the Fund’s aggregate short sales of a particular class of securities exceeds 15% of the outstanding securities of that class.

•      The Fund may also make short sales “against the box” without respect to such limitations.

Non-Investment Grade Debt Securities	Non-Investment Grade Debt Securities	Non-Investment Grade Debt Securities

•      The Fund’s investments are not subject to a minimum rating limitation and the Fund may invest up to 10% of its total assets in debt securities rated below investment grade, such as those rated Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”) and BB or lower

•      The Fund may invest up to 10% of its total assets in fixed-income securities rated below investment grade, such as those rated Ba or lower by Moody’s and BB or lower by S&P, or Fitch or fixed-income securities comparably rated by other rating agencies or in

•      The Fund may invest in securities rated below investment grade, such as those rated Ba or below by Moody’s or BB or below by S&P or Fitch or securities comparably rated by other rating agencies or in unrated

BCF Target Fund	BQR Target Fund	BCX Acquiring Fund

by Standard & Poor’s Ratings Group, a division of The McGraw-Hill Companies, Inc. (“S&P”) or Fitch Ratings (“Fitch”) or securities comparably rated by other rating agencies or in unrated securities determined by the Advisors to be of comparable quality.

	unrated fixed-income securities determined by the Advisors to be of comparable quality.	securities determined by the Advisors to be of comparable quality.

Short-Term Debt Securities	Short-Term Debt Securities	Short-Term Debt Securities

Same as BCX	Same as BCX

•      During periods in which the Advisors determine that they are temporarily unable to follow the Fund’s investment strategy or that it is impractical to do so or pending re-investment of proceeds received in connection with the sale of a security, the Fund may deviate from its investment strategy and invest all or any portion of its assets in cash, cash equivalents or short-term debt instruments.

•      For temporary defensive purposes or to keep cash on hand, the Fund may invest up to 100% of its total assets in cash equivalents and short-term debt securities.

Securities Lending and Delayed Settlement Transactions	Securities Lending and Delayed Settlement Transactions	Securities Lending and Delayed Settlement Transactions

Same as BCX	Same as BCX

•      The Fund may lend securities with a value up to 33 1/3% of its total assets (including such loans) to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral.

Strategic Transactions	Strategic Transactions	Strategic Transactions

•      The Fund may purchase and sell derivative instruments such as exchange listed and over-the-counter put and call options on securities, equity and other indices, futures contracts, and other financial instruments,

	• The Fund may purchase and sell futures contracts, options on futures contracts and forward foreign currency contracts, enter into various interest rate, credit and other derivative transactions and	• The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, futures contracts, financial indices, and other financial

BCF Target Fund	BQR Target Fund	BCX Acquiring Fund

purchase and sell futures contracts and options thereon, and engage in swaps forward foreign currency contracts, and various interest rate transactions. The Fund also may purchase derivative instruments that combine features of these instruments. Collectively, all of the above are referred to as “Strategic Transactions.”

•      The Fund may, but is not required to, use Strategic Transactions to facilitate portfolio management, mitigate risks and enhance total return.

engage in swaps. The Fund also may purchase derivative instruments that combine features of these instruments. Collectively, all of the above are referred to as “Strategic Transactions.”

•      The Fund may, but is not required to, use the Strategic Transactions for hedging and risk management purposes or to enhance total return.

instruments, purchase and sell futures contracts and options thereon, engage in swaps, foreign currency transactions, such as forward foreign currency contracts, currency swaps or options on currency and currency futures, and enter into various interest rate transactions and other derivatives transactions. The Fund also may purchase derivative instruments that combine features of these instruments. Collectively, all of the above are referred to as “Strategic Transactions.”

•      The Fund may, but is not required to, use various strategic transactions described below to, facilitate portfolio management, mitigate risks and enhance total return.

Futures Transactions	Futures Transactions	Futures Transactions

•      The Fund may enter into futures contracts for the purchase or sale for future delivery of securities, aggregates of securities or indices or prices thereof, other financial indices and U.S. government debt securities or options on the above.

Same as BCF

•      The Fund may enter into futures contracts for the purchase or sale for future delivery of securities, aggregates of securities or indices or prices thereof, other financial indices and U.S. government debt securities or options on the above.

•      The Fund may enter into commodity futures contracts.

Forward Foreign Currency Transactions	Forward Foreign Currency Transactions	Forward Foreign Currency Transactions

Same as BCX	Same as BCX	• The Fund may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency.

BCF Target Fund	BQR Target Fund	BCX Acquiring Fund
Interest Rate Transactions	Interest Rate Transactions	Interest Rate Transactions

Same as BCX	Same as BCX

•      The Fund may enter into interest rate swaps and purchase or sell interest rate caps and floors primarily to preserve a return or spread on a particular investment or portion of its portfolio as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions for risk management purposes and not as a speculative investment.

•      The Fund will not sell interest rate caps or floors that it does not own.

•      The Fund will only enter into interest rate swap, cap or floor transactions with counterparties the Investment Advisor believes to be creditworthy at the time they enter into such transactions.

Credit Derivatives	Credit Derivatives	Credit Derivatives

Same as BCX	Same as BCX	• The Fund may engage in credit derivative transactions.

Swaps	Swaps	Swaps

• No stated limitation with respect to swaps.	• No stated limitation with respect to swaps.	• The Fund will not invest more than 15% of its total assets in swaps.

Credit Default Swap Agreements	Credit Default Swap Agreements	Credit Default Swap Agreements

No Stated Policy	No Stated Policy

•      The Fund may enter into credit default swap agreements. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by the Fund.

•      The Fund may either buy or sell (write) credit default swaps on single-name issuers or traded indexes.

Investment Restrictions

A comparison of the Funds’ investment restrictions is set forth in the table below. The investment restrictions of the Combined Fund will be those of the Acquiring Fund. Fundamental restrictions are designated with an asterisk. Any restriction of a Fund that is not a fundamental restriction may be changed by its Board without shareholder approval.

BCF Target Fund	BQR Target Fund	BCX Acquiring Fund
Industry Concentration*	Industry Concentration*	Industry Concentration*

•      The Fund may not invest 25% or more of the value of its total assets in any single industry (except that the Fund will invest at least 25% of its total assets in the energy, natural resources, basic materials businesses and in associated businesses).

•      The Fund may not invest 25% or more of the value of its total assets in any single industry or group of related industries.

•      The Fund does not treat the New Energy, Water Resources or Agriculture business segments as “industries” for purposes of this restriction.

•      The Fund may not invest 25% or more of the value of its total assets in any one industry (except that the Fund will invest at least 25% of its total assets in equity securities issued by commodity or natural resources companies, derivatives with exposure to commodity or natural resources companies or investments in securities and derivatives linked to the underlying price movement of commodities or natural resources, including commodity-linked derivatives such as commodity-linked notes, commodity futures, forward contracts and swaps and other similar derivative instruments and investment vehicles that invest in commodities, natural resources or commodity-linked derivatives).

Senior Securities and Borrowings*	Senior Securities and Borrowings*	Senior Securities and Borrowings*

•      The Fund may not issue senior securities or borrow money other than as permitted by the 1940 Act or pledge its assets other than to secure such issuances or in connection with hedging transactions, short sales, when issued and forward commitment transactions and similar investment strategies.

•      In addition to the fundamental investment restriction described above, the Fund also has a

Same as BCF

•      The Fund may not issue senior securities or borrow money other than as permitted by the 1940 Act or pledge its assets other than to secure such issuances or in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

BCF Target Fund	BQR Target Fund	BCX Acquiring Fund

non-fundamental investment restriction that provides that the Fund may not issue senior securities or borrow money for investment purposes (other than in connection with hedging transactions, short sales, when issued or forward commitment transactions and similar investment strategies).

Lending*	Lending*	Lending*

• The Fund may not make loans of money or property to any person, except through loans of portfolio securities, the purchase of debt securities or the entry into repurchase agreements.	Same as BCF

•      The Fund may not make loans of money or property to any person, except through loans of portfolio securities, the purchase of fixed income securities consistent with the Fund’s investment objectives and policies or the entry into repurchase agreements.

Underwriting*	Underwriting*	Underwriting*

Same as BCX	Same as BCX

•      The Fund may not underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities or the sale of its own securities, the Fund may be deemed to be an underwriter.

Real Estate*	Real Estate*	Real Estate*

Same as BCX	Same as BCX

•      The Fund may not purchase or sell real estate, except that the Fund may invest in securities of companies that deal in real estate or are engaged in the real estate business, including REITs and real estate operating companies, and instruments secured by real estate or interests therein and the Fund may acquire, hold and sell real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund’s ownership of such other assets.

BCF Target Fund	BQR Target Fund	BCX Acquiring Fund
Commodities*	Commodities*	Commodities*

•      The Fund may not purchase or sell commodities or commodity contracts for any purposes except as, and to the extent, permitted by applicable law without the Fund becoming subject to registration with the Commodity Futures Trading Commission as a commodity pool.

Same as BCF

•      The Fund may not purchase or sell commodities or commodity contracts except as, and to the extent, permitted by applicable law. This restriction will not prevent the Fund from purchasing or selling, commodity-related instruments and investments, including commodity-linked derivatives such as commodity-linked notes, options, futures and forward contracts, and swaps with respect to individual commodities or indices and securities or other instruments backed by physical commodities, to the extent permitted by applicable law.

Diversification	Diversification*	Diversification

Same as BCX

•      The Fund may not with respect to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any single issuer or purchase more than 10% of the outstanding securities of any one issuer

• No stated restriction, except diversification requirements in connection with maintaining the Fund’s status as a regulated investment company under the Internal Revenue Code.

Short Sales	Short Sales	Short Sales

•      The Fund may not make any short sale of securities except in conformity with applicable laws, rules and regulations and unless after giving effect to such sale, the market value of all securities sold short does not exceed 25% of the value of the Fund’s total assets and the Fund’s aggregate short sales of a particular class of securities of an issuer does not exceed 25% of the then outstanding securities of that class.

•      The Fund may also make short sales “against the box” without respect to such limitations.

Same as BCF

•      The Fund may not make any short sale of securities except in conformity with applicable laws, rules and regulations and unless after giving effect to such sale, the market value of all securities sold short does not exceed 15% of the value of the Fund’s total assets and the Fund’s aggregate short sales of a particular class of securities of an issuer does not exceed 15% of the then outstanding securities of that class.

•      The Fund may also make short sales “against the box” without respect to such limitations.

BCF Target Fund	BQR Target Fund	BCX Acquiring Fund
Control or Management	Control or Management	Control or Management

No Stated Restriction	No Stated Restriction	• The Fund may not purchase securities of companies for the purpose of exercising control.

Investments in Investment Companies	Investments in Investment Companies	Investments in Investment Companies

Same as BCX	Same as BCX	• The Fund may not purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act or any exemptive relief obtained thereunder.

Sector Concentration	Sector Concentration	Sector Concentration

•        The Fund may not, under normal market conditions, invest less than 80% of its total assets in equity securities of companies engaged in the energy, natural resources and basic materials industries or equity derivatives with exposure to companies in the energy and natural resources and basic materials industries.

• The Fund may not, under normal market conditions, invest less than 80% of its total assets in New Energy, Water Resources and Agriculture business segments.

•        The Fund may not, under normal market conditions, invest less than 80% of its total assets in equity securities issued by commodity or natural resources companies, derivatives with exposure to commodity or natural resources companies or investments in securities and derivatives linked to the underlying price movement of commodities or natural resources, including commodity-linked derivatives such as commodity-linked notes, commodity futures, forward contracts and swaps and other similar derivative instruments and investment vehicles that invest in commodities and commodity-linked derivatives.

*	A fundamental investment restriction.

MANAGEMENT OF THE FUNDS

The Board of Trustees and Officers

The Funds have the same Board Members and officers. The Board of each Fund is responsible for the overall supervision of the operations of the Fund and performs the various duties imposed on the directors of investment companies by the 1940 Act and under applicable state law. A list of the Board Members and officers of the Funds, a brief biography of each Board Member and officer and additional information relating to the Board and officers are included in “Management of the Funds” in the Statement of Additional Information.

The Investment Advisors

BlackRock Advisors, LLC serves as the investment advisor for each Fund and is expected to continue to serve as investment advisor for the Combined Fund. The Investment Advisor is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

Each Fund entered into an Investment Management Agreement with the Investment Advisor to provide investment advisory services. For such services, BCF pays the Investment Advisor a monthly fee at the annual rate of 1.20% of its average weekly net assets, and each of BQR and BCX pays the Investment Advisor a monthly fee at the annual rate of 1.20% of its respective average daily net assets. The Investment Advisor waives a portion of the investment management fee of each of BCF, BQR and BCX at an annual rate of 0.05%, 0.05% and 0.20%, respectively.

The Investment Advisor also provides investment management and other services to the Subsidiary. The Investment Advisor does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, BCX pays the Investment Advisor based on BCX’s net assets which includes the assets of the Subsidiary.

If any of the Reorganizations are consummated, the Investment Advisor will reduce the annual contractual investment management fee rate of the Combined Fund to 1.00% of the average daily net assets of the Combined Fund, which is lower than the contractual investment management fee rate of any individual Fund, lower than the current effective investment management fee rate of BCF and BQR, and the same as the current effective investment management fee rate of BCX. The Combined Fund will not be subject to a separate fee for administration services or benefit from any fee waivers. Based on a pro-forma Lipper expense group for the Combined Fund, the net management fee rate is projected to be in the first quartile. The level of expense savings (or increases) will vary depending on the combination of the Funds in the proposed Reorganizations, and furthermore, there can be no assurance that future expenses will not increase or that any expense savings for any Fund will be realized as a result of any Reorganization.

BlackRock International Ltd. acts as the sub-advisor for each Fund. The Investment Advisor and each Fund has entered into a Sub-Investment Advisory Agreement with the Sub-Advisor under which the Investment Advisor pays the Sub-Advisor for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Investment Advisor.

BlackRock Investment Management, LLC served as the sub-advisor for BQR and BCF until July 1, 2014. BlackRock Capital Management, Inc. served as the sub-advisor for BCF and BCX until July 1, 2014.

A discussion regarding the basis for the approval of the Investment Management Agreement and the Sub-Investment Advisory Agreement by the Board of each Fund is provided in such Fund’s Form N-CSR for such Fund’s most recent fiscal year end available at www.sec.gov or by visiting www.blackrock.com.

The Investment Advisor is located at 100 Bellevue Parkway, Wilmington, Delaware 19809, and the Sub-Advisor is located at Exchange Place One, 1 Semple Street, Edinburgh, EH3 8BL, United Kingdom, and each are wholly owned subsidiaries of BlackRock. BlackRock is one of the world’s largest publicly-traded investment management firms and has over 20 years of experience managing closed-end products. As of June 30, 2014, BlackRock’s assets under management were approximately $4.594 trillion.

BlackRock helps clients meet their goals and overcome challenges with a range of products that include separate accounts, mutual funds, iShares® (exchange-traded funds), and other pooled investment vehicles. BlackRock also offers risk management, advisory and enterprise investment system services to a broad base of institutional investors through BlackRock Solutions®. Headquartered in New York City, as of June 30, 2014, the

firm has approximately 11,600 employees in more than 30 countries and a major presence in key global markets, including North and South America, Europe, Asia, Australia and the Middle East and Africa.

Portfolio Management

BCF is managed by a team of investment professionals comprised of Poppy Allonby, CFA, Managing Director at BlackRock, Robin Batchelor, Managing Director at BlackRock, Kyle G. McClements, CFA, Managing Director at BlackRock, Christopher Accettella, Director at BlackRock, Joshua Freedman, CFA, Vice President at BlackRock, Olivia Markham, CFA, Director at BlackRock, and Alastair Bishop, Director at BlackRock. Mses. Allonby and Markham and Messrs. Batchelor, McClements, Accettella, Freedman and Bishop are BCF’s portfolio managers and are responsible for the day-to-day management of BCF’s portfolio and the selection of its investments. Mr. McClements has been a member of BCF’s portfolio management team since 2006. Mr. Accettella has been a member of BCF’s portfolio management since 2012. Ms. Allonby and Mr. Batchelor have been members of BCF’s portfolio management team since 2013. Ms. Markham and Messrs. Freedman and Bishop have been members of BCF’s portfolio management team since 2014.

BQR is managed by a team of investment professionals comprised of Poppy Allonby, CFA, Managing Director at BlackRock, Robin Batchelor, Managing Director at BlackRock, Kyle G. McClements, CFA, Managing Director at BlackRock, Christopher Accettella, Director at BlackRock, Joshua Freedman, CFA, Vice President at BlackRock, Desmond Cheung, CFA, Director at BlackRock, and Alastair Bishop, Director at BlackRock. Messrs. Batchelor, McClements, Accettella, Freedman, Cheung and Bishop and Ms. Allonby are BQR’s portfolio managers and are responsible for the day-to-day management and the selection of its investments. Messrs. Batchelor and McClements and Ms. Allonby have been members of BQR’s portfolio management team since 2007. Mr. Accettella has been a member of BQR’s portfolio management team since 2012. Messrs. Freedman, Cheung and Bishop have been members of BQR’s portfolio management team since 2014.

BCX is managed by a team of investment professionals comprised of Kyle G. McClements, CFA, Managing Director at BlackRock, Christopher Accettella, Director at BlackRock, Joshua Freedman, Vice President at BlackRock, Thomas Holl, Vice President at BlackRock, and Desmond Cheung, CFA, Director at BlackRock. Messrs. McClements, Accettella, Freedman, Holl and Cheung are BCX’s portfolio managers and are responsible for the day-to-day management of BCX’s portfolio and the selection of its investments. Messrs. McClements and Accettella have been members of BCX’s portfolio management team since 2011. Messrs. Freedman and Holl have been members of BCX’s portfolio management team since 2013. Mr. Cheung has been a member of BCX’s portfolio management team since 2014.

The table below provides a comparison of the Funds’ portfolio managers.

BCF	BQR	BCX	Combined Fund
Poppy Allonby, CFA	Poppy Allonby, CFA	-	-
Robin Batchelor	Robin Batchelor	-	-
Kyle G. McClements, CFA	Kyle G. McClements, CFA	Kyle G. McClements, CFA	Kyle G. McClements, CFA
Christopher Accettella	Christopher Accettella	Christopher Accettella	Christopher Accettella
Joshua Freedman, CFA	Joshua Freedman, CFA	Joshua Freedman, CFA	Joshua Freedman, CFA
Alastair Bishop	Alastair Bishop	-	-
Olivia Markham, CFA	-	-	-
-	Desmond Cheung, CFA	Desmond Cheung	Desmond Cheung
-	-	Thomas Holl, CFA	Thomas Holl, CFA

The biography of each portfolio manager of the Funds are set forth below:

Portfolio Manager	Biography

Poppy Allonby, CFA	Director of BlackRock since 2007; Vice President at BlackRock from 2006 to 2007; Vice President of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 2001 to 2006.

Robin Batchelor	Managing Director of BlackRock since 2007; Director of BlackRock from 2006 to 2007; Director of MLIM from 2002 to 2006.

Kyle G. McClements, CFA	Managing Director of BlackRock since 2009; Director of BlackRock, Inc. from 2006 to 2008; Vice President of BlackRock in 2005; Vice President of State Street Research & Management from 2004 to 2005.

Christopher Accettella	Director of BlackRock since 2008; Vice President of BlackRock, Inc. from 2005 to 2008.

Joshua Freedman, CFA	Vice President of BlackRock, Inc. since 2011; Associate of BlackRock, Inc. from 2009 to 2011; Analyst of BlackRock, Inc. from 2006 to 2008.

Thomas Holl, CFA	Vice President of BlackRock, Inc. since 2011; Associate of BlackRock, Inc. from 2009 to 2011; Analyst of BlackRock, Inc. from 2006 to 2008.

Olivia Markham, CFA	Director of BlackRock since 2011. Joined BlackRock in 2011.

Desmond Cheung, CFA	Director of BlackRock since 2010; Vice President at BlackRock from 2009 to 2010. Associate at BlackRock from 2007 to 2009. Joined BlackRock in 2007.

Alastair Bishop	Director of BlackRock since 2010. Joined BlackRock in 2010.

After the Reorganizations, it is expected that BCX’s current portfolio management team, consisting of Messrs. McClements, Accettella, Freedman, Holl and Cheung, will continue to comprise the team of investment professionals for the Combined Fund.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in each Fund.

Portfolio Transactions with Affiliates

The Investment Advisor may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Funds and the Investment Advisor, if they reasonably believe that the quality of execution and the commission are comparable to that available from other qualified brokerage firms.

None of the Funds paid brokerage commissions to affiliated broker-dealers during their three most recent fiscal years.

Legal Proceedings

None.

Other Service Providers

The professional service providers for the Funds are as follows:

Service	Service Providers to the Funds
Custodian	The Bank of New York Mellon
Transfer Agent, Dividend Disbursing Agent and Registrar	Computershare Trust Company, N.A.
Accounting Services Provider	The Bank of New York Mellon
Independent Registered Public Accounting Firm	Deloitte & Touche LLP
Fund Counsel	Skadden, Arps, Slate, Meagher & Flom LLP
Counsel to the Independent Board Members	Debevoise & Plimpton LLP

It is not anticipated that the Reorganizations will result in any change in the organizations providing services to the Acquiring Fund as set forth above. As a result of the Reorganizations, the service providers to the Acquiring Fund are anticipated to be the service providers to the Combined Fund.

The custodian of the assets of each Fund is The Bank of New York Mellon, One Wall Street, New York, New York 10286. The custodian is responsible for, among other things, receipt of and disbursement of funds from each Fund’s accounts, establishment of segregated accounts as necessary, and transfer, exchange and delivery of portfolio securities.

Computershare Trust Company, N.A., 250 Royall Street, Canton, Massachusetts 02021 serves as each Fund’s transfer agent with respect to each Fund’s common shares.

INFORMATION ABOUT THE COMMON SHARES OF THE FUNDS

General

Shareholders of each Fund are entitled to share equally in dividends declared by such Fund’s Board as payable to holders of the Fund’s common shares and in the net assets of the Fund available for distribution to holders of the common shares. Shareholders do not have preemptive or conversion rights and each Fund’s common shares are not redeemable. The outstanding common shares of each Fund are fully paid and nonassessable, except as provided under such Fund’s agreement and declaration of trust.

Purchase and Sale

Purchase and sale procedures for the common shares of each of the Funds are identical. Investors typically purchase and sell common shares of the Funds through a registered broker-dealer on the NYSE, thereby incurring a brokerage commission set by the broker-dealer. Alternatively, investors may purchase or sell common shares of each of the Funds through privately negotiated transactions with existing shareholders.

Outstanding Common Shares as of August 31, 2014

Fund	Title of Class	Amount Authorized	Amount Held by Fund for its Own Account	Amount Outstanding Exclusive of Amount Shown in Previous Column
BCF	Common Shares	Unlimited	—	57,173,280
BQR	Common Shares	Unlimited	—	12,564,457
BCX	Common Shares	Unlimited	—	46,575,310

Share Price Data

The following tables set forth the high and low market prices for common shares of each Fund on the NYSE, for each full quarterly period within each Fund’s two most recent fiscal years and each full quarter since the beginning of each Fund’s current fiscal year, along with the NAV and discount or premium to NAV for each quotation.

BCF	Market Price		NAV		Premium/(Discount) to NAV
Period Ended	High	Low	High	Low	High	Low
July 31, 2014	$9.50	$9.12	$10.81	$10.39	(12.12)%	(12.22)%
April 30, 2014	$9.13	$8.34	$10.37	$9.56	(11.96)%	(12.76)%
January 31, 2014	$9.16	$8.35	$10.32	$9.74	(11.24)%	(14.27)%
October 31, 2013	$9.41	$8.69	$10.37	$9.85	(9.26)%	(11.78)%
July 31, 2013	$10.18	$8.50	$10.40	$9.21	(2.12)%	(7.71)%
April 30, 2013	$10.83	$9.25	$11.29	$9.69	(4.07)%	(4.54)%
January 31, 2013	$10.66	$9.37	$11.28	$10.49	(5.50)%	(10.68)%
October 31, 2012	$11.21	$10.39	$10.89	$11.03	2.94%	(5.80)%
July 31, 2012	$11.82	$9.63	$12.17	$9.95	(2.88)%	(3.22)%
April 30, 2012	$12.62	$11.59	$13.04	$11.79	(3.22)%	(1.70)%
January 31, 2012	$12.07	$10.30	$12.95	$11.11	(6.80)%	(7.29)%

BQR	Market Price		NAV		Premium/(Discount) to NAV
Period Ended	High	Low	High	Low	High	Low
July 31, 2014	$8.57	$8.16	$9.22	$9.21	(7.05)%	(11.40)%
April 30, 2014	$8.28	$7.58	$9.30	$8.65	(10.96)%	(12.37)%
January 31, 2014	$7.97	$7.56	$9.20	$8.94	(13.37)%	(15.44)%
October 31, 2013	$8.16	$7.73	$9.14	$8.87	(10.72)%	(12.85)%
July 31, 2013	$8.99	$7.71	$9.70	$8.65	(7.32)%	(10.87)%
April 30, 2013	$9.48	$8.70	$9.74	$9.26	(2.67)%	(6.05)%
January 31, 2013	$9.21	$7.76	$9.71	$8.87	(5.15)%	(12.51)%
October 31, 2012	$8.95	$8.51	$9.29	$9.15	(3.66)%	(6.99)%
July 31, 2012	$9.90	$7.89	$9.39	$8.53	5.43%	(7.50)%
April 30, 2012	$10.39	$9.04	$9.58	$9.49	8.46%	(4.74)%
January 31, 2012	$9.01	$7.38	$9.38	$8.50	(3.94)%	(13.18)%

BCX	Market Price		NAV		Premium/(Discount) to NAV
Period Ended	High	Low	High	Low	High	Low
July 31, 2014	$12.51	$12.04	$14.32	$13.89	(12.64)%	(13.32)%
April 30, 2014	$12.03	$10.98	$13.88	$12.77	(13.33)%	(14.02)%
January 31, 2014	$11.76	$11.13	$13.64	$12.93	(13.78)%	(13.92)%
October 31, 2013	$11.93	$11.31	$13.53	$13.07	(11.83)%	(13.47)%
July 31, 2013	$13.13	$10.91	$14.05	$12.57	(6.55)%	(13.21)%
April 30, 2013	$13.84	$12.10	$15.14	$13.19	(8.59)%	(8.26)%
January 31, 2013	$14.20	$12.59	$15.41	$14.43	(7.85)%	(12.75)%
October 31, 2012	$14.94	$13.52	$15.59	$14.32	(4.17)%	(5.59)%
July 31, 2012	$14.46	$12.57	$16.03	$13.72	(9.79)%	(8.38)%
April 30, 2012	$16.25	$13.92	$17.37	$15.48	(6.45)%	(10.08)%
January 31, 2012	$15.54	$12.84	$16.75	$15.12	(7.22)%	(15.08)%

As of August 31, 2014, the NAV per common share of BCF was $10.65 and the market price per common share of BCF was $9.30, representing a discount to NAV of 12.68%, the NAV per common share of BQR was $9.35 and the market price per common share of BQR was $8.25, representing a discount to NAV of 11.76% and the NAV per common share of BCX was $14.04 and the market price per common share of BCX was $12.23, representing a discount to NAV of 12.89%.

For the periods shown in the tables above, the common shares of BCF and BQR have traded at both a premium and discount to NAV. For the periods shown in the tables above, the common shares of BCX have traded at a discount to NAV.

Performance Information

The performance table below illustrates the past performance of an investment in common shares of each Fund by setting forth the average total returns for the Funds for the periods indicated. A Fund’s past performance does not necessarily indicate how its common shares will perform in the future.

	Average Annual Total Returns as of August 31, 2014
Fund	Trailing 12-month Distribution Yield based on August 31, 2014 NAV	One Year ended August 31, 2014 based on NAV	One Year ended August 31, 2014 based on Market Price	Five Years ended August 31, 2014 based on NAV	Five Years ended August 31, 2014 based on Market Price	Since Inception ended August 31, 2014 based on NAV	Since Inception ended August 31, 2014 based on Market Price
BCF	7.00%	15.93%	13.40%	7.89%	6.13%	5.19%	2.81%
BQR	7.67%	15.78%	16.56%	7.23%	2.44%	0.15%	-2.30%
BCX	7.01%	15.85%	14.49%	N/A	N/A	-0.44%	-5.65%

FINANCIAL HIGHLIGHTS

BlackRock Real Asset Equity Trust (BCF)

The Financial Highlights table is intended to help you understand BCF’s financial performance for the periods shown. Certain information reflects the financial results for a single common share of BCF. The total returns in the table represent the rate an investor would have earned or lost on an investment in BCF (assuming reinvestment of all dividends and/or distributions, if applicable). The information for the six months ended April 30, 2014 is unaudited. The information for the remaining periods shown has been audited by Deloitte & Touche LLP, BCF’s independent registered public accounting firm. Financial statements for the fiscal year ended October 31, 2013 and the Report of the Independent Registered Public Accounting Firm thereon appear in BCF’s Annual Report for the fiscal year ended October 31, 2013, which is available upon request.

	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31,							Period September 29, 2006[1] through October 31, 2006
		2013	2012	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$10.24	$11.03	$12.45	$13.42	$11.73	$9.44	$20.79	$15.33	$14.33 [2]

Net investment income[3]	0.05	0.11	0.12	0.11	0.17	0.08	0.20	0.20	0.04

Net realized and unrealized gain (loss)	0.43	(0.01)	(0.50)	0.01	2.61	3.30	(10.16)	6.35	0.98

Net increase (decrease) from investment operations	0.48	0.10	(0.38)	0.12	2.78	3.38	(9.96)	6.55	1.02

Dividends and distributions from:
Net investment income	(0.35)[4]	(0.12)[5]	(0.13)[5]	(0.07)[5,6]	(0.26)[5,6]	(0.11)[5]	(0.17)[5]	(0.29)[5]	—

Distributions in excess of net investment income[7]	—	—	—	(0.14)[5,6]	(0.48)[5,6]	—	—	—	—

Net realized gain	—	—	(0.55)[5]	(0.50)[5]	—	—	(1.22)[5]	(0.80)[5]	—

Return of capital	—	(0.77)[5]	(0.36)[5]	(0.38)[5]	(0.35)[5]	(0.98)[5]	—	—	—

Total dividends and distributions	(0.35)	(0.89)	(1.04)	(1.09)	(1.09)	(1.09)	(1.39)	(1.09)	—

Offering costs resulting from the issuance of shares	—	—	—	—	—	—	—	—	(0.02)

Net asset value, end of period	$10.37	$10.24	$11.03	$12.45	$13.42	$11.73	$9.44	$20.79	$15.33

Market price, end of period	$9.13	$9.12	$10.39	$11.84	$13.46	$11.45	$7.74	$17.59	$15.00
Total Investment Return[8]
Based on net asset value	5.32%[9]	1.81%	(2.79)%	0.58%	24.65%	40.96%	(50.14)%	45.34%	6.98%[9]

Based on market price	4.11%[9]	(3.75)%	(3.71)%	(4.64)%	28.08%	67.81%	(51.69)%	25.67%	—%[9]

Ratios to Average Net Assets
Total expenses	1.29%[10]	1.29%	1.29%	1.29%	1.28%	1.32%	1.29%	1.21%	1.42%[10]

Total expenses after fees waived and paid indirectly	1.24%[10]	1.19%	1.14%	1.09%	1.08%	1.12%	1.09%	1.08%	1.22%[10]

Net investment income	1.00%[10]	1.04%	1.08%	0.77%	1.37%	0.68%	1.14%	1.37%	2.63%[10]

	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31,							Period September 29, 2006[1] through October 31, 2006
		2013	2012	2011	2010	2009	2008	2007
Supplemental Data
Net assets, end of period (000)	$592,939	$585,633	$630,801	$711,917	$765,463	$664,928	$535,257	$1,179,087	$820,283

Portfolio turnover	44%	89%	72%	79%	71%	58%	29%	61%	—%

[1]	Commencement of investment operations. This information includes the initial investment by BlackRock Funding, Inc.
[2]	Net asset value, beginning of the period, reflects a deduction of $0.675 per share sales charge from the initial offering price of $15.00 per share.
[3]	Based on average shares outstanding.
[4]	A portion of the dividends from net investment income may be deemed a return of capital or net realized gain at fiscal year end.
[5]	Determined in accordance with federal income tax regulations.
[6]

The amount of dividends and distributions to shareholders from net investment income reported in October 31, 2011 and October 31, 2010 has been reclassified to allocate the amount between distributions from net investment income and distributions in excess of net investment income; both of which were included in the prior year net investment income in the amount of $0.21 and $0.74, respectively.

[7]	Taxable distribution.
[8]

Total investment returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[9]	Aggregate total investment return.
[10]	Annualized.

BlackRock EcoSolutions Investment Trust (BQR)

The Financial Highlights table is intended to help you understand BQR’s financial performance for the periods shown. Certain information reflects the financial results for a single common share of BQR. The total returns in the table represent the rate an investor would have earned or lost on an investment in BQR (assuming reinvestment of all dividends and/or distributions, if applicable). The information for the six months ended April 30, 2014 is unaudited. The information for the remaining periods shown has been audited by Deloitte & Touche LLP, BQR’s independent registered public accounting firm. Financial statements for the fiscal year ended October 31, 2013 and the Report of the Independent Registered Public Accounting Firm thereon appear in BQR’s Annual Report for the fiscal year ended October 31, 2013, which is available upon request.

	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31,						Period September 28, 2007[1] through October 31, 2007
		2013	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$9.16	$9.14	$9.38	$10.65	10.56	10.23	20.31	19.10 [2]

Net investment income[3]	0.04	0.09	0.08	0.10	0.05	0.06	0.03	—

Net realized and unrealized gain (loss)	0.38	0.65	0.56	(0.30)	1.24	1.78	(8.51)	1.25

Net increase (decrease) from investment operations	0.42	0.74	0.64	(0.20)	1.29	1.84	(8.48)	1.25

Dividends and distributions from:
Net investment income	(0.36)[4]	(0.08)[5]	(0.07)[5]	(0.11)[5]	(0.05)[5]	(0.07)[5]	(0.02)[5]	—

Net realized gain	—	—	—	—	—	(0.09)[5]	(1.58)[5]	—

Return of capital	—	(0.64)[5]	(0.81)[5]	(0.96)[5]	(1.15)[5]	(1.35)[5]	—	—

Total dividends and distributions	(0.36)	(0.72)	(0.88)	(1.07)	(1.20)	(1.51)	(1.60)	—

Offering costs resulting from the issuance of shares	—	—	—	—	—	—	—	(0.04)

Net asset value, end of period	$9.22	$9.16	$9.14	$9.38	$10.65	$10.56	$10.23	$20.31

Market price, end of period	$8.15	$7.93	$8.66	$8.58	$11.69	$10.23	$9.20	$19.75

Total Investment Return[6]
Based on net asset value	5.24%[7]	9.08%	7.77%	(2.13)%	13.04%	19.64%	(43.99)%	6.28%[7]

Based on market price	7.46%[7]	(0.34)%	11.63%	(18.45)%	28.08%	28.88%	(48.20)%	(1.25)%[7]

Ratios to Average Net Assets
Total expenses	1.43%[8]	1.44%	1.44%	1.40%	1.45%	1.51%	1.36%	1.70%[8]

Total expenses after fees waived and paid indirectly	1.37%[8]	1.41%	1.43%	1.40%	1.45%	1.50%	1.35%	1.68%[8]

Net investment income	0.91%[8]	0.98%	0.92%	0.98%	0.47%	0.65%	0.38%	0.97%[8]

Supplemental Data
Net assets, end of period (000)	$115,890	$115,138	$114,866	$117,497	$131,002	$127,025	$120,282	$238,731

Portfolio turnover	43%	94%	107%	86%	124%	62%	45%	4%

[1]	Commencement of investment operations. This information includes the initial investment by BlackRock HoldCo 2, Inc.
[2]	Net asset value, beginning of period, reflects a deduction of $0.8975 per share sales charge from the initial offering price of $20.00 per share.
[3]	Based on average shares outstanding.
[4]	A portion of the dividends from net investment income may be deemed a return of capital or net realized gain at fiscal year end.
[5]	Determined in accordance with federal income tax regulations.
[6]

Total investment returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[7]	Aggregate total investment return.
[8]	Annualized.

BlackRock Resources & Commodities Strategy Trust (BCX)

The Financial Highlights table is intended to help you understand BCX’s financial performance for the periods shown. Certain information reflects the financial results for a single common share of BCX. The total returns in the table represent the rate an investor would have earned or lost on an investment in BCX (assuming reinvestment of all dividends and/or distributions, if applicable). The information for the six months ended April 30, 2014 is unaudited. The information for the remaining periods shown has been audited by Deloitte & Touche LLP, BCX’s independent registered public accounting firm. Financial statements for the fiscal year ended October 31, 2013 and the Report of the Independent Registered Public Accounting Firm thereon appear in BCX’s Annual Report for the fiscal year ended October 31, 2013, which is available upon request.

	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31,		Period March 30, 2011[1] to October 31, 2011
		2013	2012
Per Share Operating Performance
Net asset value, beginning of period	$13.54	$15.42	$16.83	$19.10 [2]

Net investment income[3]	0.08	0.25	0.18	0.03

Net realized and unrealized gain (loss)	0.78	(0.97)	(0.19)	(1.57)

Net increase (decrease) from investment operations	0.86	(0.72)	(0.01)	(1.54)

Dividends and distributions from:
Net investment income	(0.46)[4]	(0.14)[5]	(0.26)[5]	—

Net realized gain	—	—	(0.01)[5]	(0.24)[5]

Return of capital	—	(1.02)[5]	(1.13)[5]	(0.46)[5]

Total dividends and distributions	(0.46)	(1.16)	(1.40)	(0.70)

Capital charges with respect to the issuance of shares	—	—	—	(0.03)

Net asset value, end of period	$13.94	$13.54	$15.42	$16.83

Market price, end of period	$12.02	$11.68	$14.12	$14.95

Total Investment Return[6]
Based on net asset value	7.09%[7]	(3.61)%[8]	0.90%	(7.80)%[7]

Based on market price	7.05%[7]	(9.19)%	4.02%	(21.79)%[7]

Ratios to Average Net Assets
Total expenses	1.26%[9]	1.27%	1.25%	1.35%[9]

Total expenses after fees waived and paid indirectly	1.06%[9]	1.07%	1.05%	1.13%[9]

Net investment income	1.18%[9]	1.76%	1.14%	0.27%[9]

Supplemental Data
Net assets, end of period (000)	$649,407	$630,617	$718,016	$783,792

Portfolio turnover	40%	156%	100%	27%

[1]	Commencement of investment operations. This information includes the initial investment by BlackRock HoldCo2, Inc.
[2]	Net asset value, beginning of period, reflects a deduction of $0.8975 per share sales charge from initial offering price of $20.00 per share.
[3]	Based on average shares outstanding.
[4]	A portion of the dividends from net investment income may be deemed a return of capital or net realized gain at fiscal year end.
[5]	Determined in accordance with federal income tax regulations.
[6]

Total investment returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[7]	Aggregate total investment return.
[8]

Includes a payment from an affiliate to compensate for foregone securities lending revenue which impacted the Trust’s total investment return. Not including this payment the Trust’s total return would have been (3.68)%.

[9]	Annualized.

DIVIDENDS AND DISTRIBUTIONS

The dividend and distribution policy of the Acquiring Fund will be the dividend and distribution policy for the Combined Fund. The dividend and distribution policies of the Target Funds are substantially the same as those of the Acquiring Fund.

Each Fund intends to make monthly distributions to shareholders. Distributions may consist of net investment income, net options premium, net realized and unrealized gains on investments, and/or return of capital. Each Fund intends to pay any capital gains distributions at least annually. The 1940 Act generally limits a Fund to one capital gain distribution per year, subject to certain exceptions.

Each Fund, pursuant to an SEC exemptive order granted to certain of BlackRock’s closed-end funds, has adopted a plan to support a level distribution of income, capital gains and/or return of capital (the “Level Distribution Plan”). The Level Distribution Plan was approved by each Fund’s Board and is consistent with such Fund’s investment objectives and investment policies. Under the Level Distribution Plan, each Fund will distribute all available investment income to its shareholders, consistent with its investment objectives and as required by the Code. If a Fund does not have sufficient investment income available on a monthly basis, such Fund will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution. The goal of the Level Distribution Plan is to provide shareholders with consistent and predictable cash flows by setting distribution rates based on expected long-term returns of such Fund. Each periodic distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential distribution rate increases or decreases to enable a Fund to comply with the distribution requirements imposed by the Code. Shareholders should not draw any conclusions about a Fund’s investment performance from the amount of these distributions or from the terms of the Level Distribution Plan. Such distributions, under certain circumstances, may exceed a Fund’s total return performance. When distributions exceed total return performance for the period, the difference will reduce a Fund’s total assets and net asset value per share (“NAV”) and, therefore, could have the effect of increasing a Fund’s expense ratio and reducing the amount of assets such Fund has available for long term investment. In order to make these distributions, a Fund may have to sell portfolio securities at less than opportune times. Each Fund’s total return performance on NAV will be presented in its financial highlights table, which will be available in such Fund’s shareholder reports, every six-months. The Board of a Fund may amend, suspend or terminate the Level Distribution Plan without prior notice if it deems such actions to be in the best interests of such Fund or its shareholders. The suspension or termination of the Level Distribution Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above net asset value) or widening an existing trading discount. Each Fund is subject to risks that could have an adverse impact on its ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, decreased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code.

The tax treatment and characterization of a Fund’s distributions may vary significantly from time to time because of the varied nature of such Fund’s investments. In light of the Funds’ investment policies, the Fund anticipates that the 1940 Act will require it to accompany each monthly distribution with a statement setting forth the estimated source (as between net income, capital gains and return of capital) of the distribution made. Each Fund will indicate the proportion of its capital gains distributions that constitute long-term and short-term gains annually. The ultimate tax characterization of a Fund’s distributions made in a calendar or fiscal year cannot finally be determined until after the end of that fiscal year. Distributions will be characterized as ordinary income, capital gains and/or return of capital. A Fund’s taxable net investment income or net realized capital gains may not be sufficient to support the level of distributions paid. As a result, there is a possibility that a Fund may make total distributions during a calendar or fiscal year in an amount that exceeds such Fund’s net investment income and net capital gains for the relevant fiscal year. In such situations, the amount by which a Fund’s total distributions exceed its net investment income and net capital gains would generally be treated as a tax-free return of capital reducing the amount of a shareholder’s tax basis in such shareholder’s shares, with any amounts exceeding such basis treated as gain from the sale of shares. Although capital loss carryforwards from prior years can offset realized net capital gains, capital loss carryforwards will offset current earnings and profits only if they were generated in the Fund’s 2012 taxable year or thereafter. If distributions in any tax year are less than the Fund’s current earnings and profits but are in excess of net investment income and net realized capital gains (which would occur, for example, if the Fund utilizes pre-2012 capital loss carryforwards to offset capital gains in that tax year), such excess is not treated as a non-taxable return of capital but rather may be taxable to shareholders at ordinary income rates even though it may economically represent a return of capital. Under certain circumstances, such taxable excess distributions could be significant. Although BCF and BCX currently do not have any pre-2012 capital loss carryforwards, a substantial portion of BQR’s capital loss carryforwards are from pre-2012 tax years. The Combined Fund will acquire BQR’s unused pre-2012 capital loss carryforwards as a result of the Reorganizations, and thus shareholders of BCF and BCX may be subject to taxable excess distributions as a shareholder of the Combined Fund.

Various factors will affect the level of a Fund’s earnings and net investment income, including its asset mix, portfolio turnover level, performance of its investments, the movement of interest rates and general market conditions. To permit a Fund to maintain a more stable monthly distribution, such Fund may from time to time distribute less than the entire amount of income earned in a particular period. The undistributed income would be available to supplement future distributions. As a result, the distributions paid by a Fund for any particular period may be more or less than the amount of income actually earned by such Fund during that period. Undistributed income will add to a Fund’s net asset value and, correspondingly, distributions from undistributed income will deduct from a Fund’s net asset value.

Under normal market conditions, the Advisors will seek to manage each Fund in a manner such that each Fund’s distributions are reflective of such Fund’s current and projected earnings levels. However, the distribution level of a Fund is subject to change based upon a number of factors, including the current and projected level of such Fund’s earnings, and may fluctuate over time.

Each Fund reserves the right to change its distribution policy and the basis for establishing the rate of its monthly distributions at any time and may do so without prior notice to common shareholders.

Shareholders of each Fund will automatically have all dividends and distributions reinvested in common shares of such Fund issued by such Fund or purchased in the open market in accordance with such Fund’s dividend reinvestment plan unless an election is made to receive cash. See “Automatic Dividend Reinvestment Plan.”

AUTOMATIC DIVIDEND REINVESTMENT PLAN

Unless the registered owner of common shares elects to receive cash by contacting the Reinvestment Plan Agent, Computershare Trust Company, N.A., all dividends or other distributions (together, a “dividend”) declared for your Acquiring Fund Shares will be automatically reinvested by the Reinvestment Plan Agent, as agent for shareholders in administering the Acquiring Fund’s dividend reinvestment plan (the “Reinvestment Plan”), in additional Acquiring Fund Shares. Shareholders who elect not to participate in the Reinvestment Plan will receive all dividends in cash paid by check mailed directly to the shareholder of record (or, if the common shares are held in street or other nominee name, then to such nominee) by Computershare Trust Company, N.A., as dividend disbursing agent. You may elect not to participate in the Reinvestment Plan and to receive all dividends in cash by contacting Computershare Trust Company, N.A., as Reinvestment Plan Agent, at the address provided on the following page. Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend.

Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional Acquiring Fund Shares for you. If you wish for all dividends declared on your Acquiring Fund Shares to be automatically reinvested pursuant to the Reinvestment Plan, please contact your broker.

The Reinvestment Plan Agent will open an account for each common shareholder under the Reinvestment Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Acquiring Fund declares a dividend payable in cash, non-participants in the Reinvestment Plan will receive cash and participants in the Reinvestment Plan will receive the equivalent in common shares. The common shares will be acquired by the Reinvestment Plan Agent for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Acquiring Fund (“newly issued common shares”) or (ii) by purchase of outstanding common shares on the open market (“open-market purchases”). If, on the dividend payment date, the NAV is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued common shares on behalf of the participants. The number of newly issued common shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the dividend payment date. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in common shares acquired on behalf of the participants in open-market purchases. In the event of a market discount on the dividend payment date, the Reinvestment Plan Agent will have until the last business day before the next date on which the common shares trade on an “ex-dividend” basis or 30 days after the dividend payment date, whichever is sooner (the “last purchase date”), to invest the dividend amount in common shares acquired in open-market purchases. It is contemplated that the Acquiring Fund will pay monthly income dividends. If, before the Reinvestment Plan Agent has completed its open-market purchases, the market price per common share exceeds the NAV per common share, the average per common share purchase price paid by the Reinvestment Plan Agent may exceed the NAV of the common shares, resulting in the acquisition of fewer common shares than if the dividend had been paid in newly issued common shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Reinvestment Plan provides that if the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent may cease making open-market purchases and may invest any uninvested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

The Reinvestment Plan Agent maintains all shareholders’ accounts in the Reinvestment Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Reinvestment Plan participant will be held by the Reinvestment Plan Agent on behalf of the Reinvestment Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Reinvestment Plan. The Reinvestment Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held under the Reinvestment Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Reinvestment Plan Agent will administer the Reinvestment Plan on the basis of the number of common shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Reinvestment Plan.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of dividends will be paid by the Acquiring Fund; however, each participant will pay a $0.02 per share fee incurred in connection with open-market purchases, which will be deducted from the value of the dividend. The automatic reinvestment of dividends will not relieve participants of any U.S. federal, state or local income tax that may be payable (or required to be withheld) on such dividends.

Participants that request a sale of shares are subject to a $0.02 per share sold brokerage commission.

The Acquiring Fund reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants with regard to purchases in the Reinvestment Plan; however, the Acquiring Fund reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Notice of amendments to the Reinvestment Plan will be sent to participants.

All correspondence concerning the Reinvestment Plan, including any questions about the Reinvestment Plan, should be directed to the Reinvestment Plan Agent at Computershare Trust Company, N.A., through the internet at www.computershare.com/blackrock, by calling 1-800-699-1236 or in writing to Computershare Trust Company, N.A., P.O. Box 30170, College Station, TX 77842-3170.

All overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 211 Quality Circle, Suite 210, College Station, TX 77845.

CERTAIN PROVISIONS OF THE CHARTER

Each Fund’s Agreement and Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of such Fund or to change the composition of such Fund’s Board. This could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over such Fund. Such attempts could have the effect of increasing the expenses of such Fund and disrupting the normal operation of such Fund. The Board of each Fund is divided into three classes, with the terms of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of trustees for each Fund is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board of a Fund. For each Fund, a trustee may be removed from office for cause only, and only by the action of a majority of the remaining trustees followed by a vote of the holders of at least 75% of the shares then entitled to vote for the election of the respective trustee.

In addition, each Fund’s Agreement and Declaration of Trust requires the favorable vote of a majority of the Board followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of such Fund, voting separately as a class or series, to approve, adopt or authorize certain transactions with 5% or greater holders of a class or series of shares and their associates, unless the transaction has been approved by at least 80% of the trustees, in which case “a majority of the outstanding voting securities” (as defined in the 1940 Act) of such Fund shall be required. For purposes of these provisions, a 5% or greater holder of a class or series of shares (a “Principal Shareholder”) refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of all outstanding classes or series of shares of beneficial interest of such Fund. The 5% holder transactions subject to these special approval requirements are:

•	the merger or consolidation of a Fund or any subsidiary of such Fund with or into any Principal Shareholder;

•	the issuance of any securities of a Fund to any Principal Shareholder for cash (other than pursuant to any automatic dividend reinvestment plan);

•

the sale, lease or exchange of all or any substantial part of the assets of a Fund to any Principal Shareholder, except assets having an aggregate fair market value of less than 2% of the total assets of such Fund, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period; or

•

the sale, lease or exchange to a Fund or any subsidiary of such Fund, in exchange for securities of such Fund, of any assets of any Principal Shareholder, except assets having an aggregate fair market value of less than 2% of the total assets of such Fund, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period.

For the purposes of calculating “a majority of the outstanding voting securities” under each Fund’s Agreement and Declaration of Trust, each class and series of a Fund shall vote together as a single class, except to the extent required by the 1940 Act or such Fund’s Agreement and Declaration of Trust, with respect to any class or series of shares. If a separate class vote is required, the applicable proportion of shares of the class or series, voting as a separate class or series, also will be required.

Each Fund’s Agreement and Declaration of Trust also provides that such Fund may be liquidated upon the approval of 80% of the Board Members.

The Board has determined that provisions with respect to the Board and the shareholder voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the 1940 Act, are in the best interest of shareholders generally. For a more complete explanation, see the full text of these provisions in each Fund’s Agreement and Declaration of Trust, which is on file with the Securities and Exchange Commission.

Each Fund’s Bylaws generally require that advance notice be given to such Fund in the event a shareholder desires to transact any business, including business from the floor, at an annual meeting of shareholders, including the nomination of Board Members. Notice of any such business or nomination must be in writing, comply with the requirements of the Bylaws and be received by such Fund not less than 120 calendar days nor more than 150 calendar days prior to the anniversary date of the prior year’s annual meeting. In the event a Fund moves the date of its annual meeting by more than 25 days from the anniversary of its immediately preceding annual meeting, shareholders who wish to submit a proposal or nomination for consideration at the annual meeting in accordance with the advance notice provisions of the Bylaws of such Fund must deliver such proposal or nomination not later than the close of business on the tenth day following the day on which such notice of the date of the meeting was mailed or such public disclosure of the meeting date was made, whichever comes first.

GOVERNING LAW

Each Fund is organized as a Delaware statutory trust. Under the Delaware Statutory Trust Act, shareholders of a Delaware statutory trust are entitled to the same limitation of personal liability as is extended to shareholders of a private corporation organized for profit under the General Corporation Law of the State of Delaware. However, there is a remote possibility that shareholders of a Delaware statutory trust could, under certain circumstances be held liable for the Delaware statutory trust’s liabilities to the extent the courts of another state refused to recognize such limited liability in a controversy involving a Delaware statutory trust’s obligations. Each Fund’s governing document disclaims shareholder liability for acts or obligations of such Fund. Thus, a Delaware statutory trust shareholder’s risk of incurring financial loss due to shareholder liability is limited to circumstances in which a court refuses to recognize the Delaware Statutory Trust Act and the complaining party is held not bound by the Delaware statutory trust’s disclaimer regarding shareholder liability.

CONVERSION TO OPEN-END FUND

To convert a Fund to an open-end investment company, each Fund’s agreement and declaration of trust requires the favorable vote of a majority of trustees then in office following by the favorable vote of the holders of not less than seventy-five percent (75%) of the shares outstanding (or a 1940 Act Majority if the amendment was previously approved, adopted or authorized by the affirmative vote of at least eighty percent (80%) of the board members of such Fund).

The foregoing votes would satisfy a separate requirement in the 1940 Act that any conversion of a Fund to an open-end investment company be approved by the shareholders. If approved in the foregoing manners, we anticipate conversion of a Fund to an open-end investment company might not occur until 90 days after the shareholders’ meeting at which such conversion was approved and would also require at least 10 days’ prior notice to all shareholders. Following any such conversion, it is possible that certain of such Fund’s investment policies and strategies would have to be modified to assure sufficient portfolio liquidity. In the event of conversion, a Fund’s common shares would cease to be listed on the NYSE. Shareholders of an open-end investment company may require the company to redeem their shares at any time, except in certain circumstances as authorized by or under the 1940 Act, at their NAV, less such redemption charge, if any, as might be in effect at the time of redemption. An open-end investment company expects to pay all such redemption requests in cash, but reserves the right to pay redemption requests in a combination of cash and securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If a Fund was converted to an open-end investment company, it is likely that new shares would be sold at NAV plus a sales load. Each Board believes, however, that its Fund’s closed-end structure is desirable in light of its Fund’s investment objectives and investment policies. Therefore, shareholders should assume that it is not likely that any Board would vote to convert its Fund to an open-end fund.

For the purposes of calculating “a majority of the outstanding voting securities” under each Fund’s Agreement and Declaration of Trust, each class and series of a Fund shall vote together as a single class, except to the extent required by the 1940 Act or such Fund’s Agreement and Declaration of Trust, with respect to any class or series of shares. If a separate class vote is required, the applicable proportion of shares of the class or series, voting as a separate class or series, also will be required.

CAPITALIZATION

The Board of each Fund may authorize separate classes of shares together with such designation of preferences, rights, voting powers, restrictions, limitations, qualifications or terms as may be determined from time to time by the Board of such Fund. The tables below set forth (i) the capitalization of the Funds as of August 31, 2014 and (ii) the pro forma capitalization of the Combined Fund as if (a) the proposed Reorganizations of all of the Funds had occurred on August 31, 2014, which represents the most likely combination of the Reorganizations, (b) the proposed Reorganization of only BCF into BCX had occurred on August 31, 2014 and (c) the proposed Reorganizations of only BQR into BCX had occurred on August 31, 2014.

Capitalization as of August 31, 2014 (Unaudited)

Reorganization of All the Funds

	BCF	BQR	BCX	Adjustments	BCX Pro Forma Combined Fund (BCF, BQR & BCX)
Net assets(a)	$608,692,550	$117,503,881	$654,070,398	$(905,000)(b)	$1,379,361,829
Common Shares outstanding	57,173,280	12,564,457	46,575,310	(18,090,891)(c)	98,222,156
NAV	$10.65	$9.35	$14.04		$14.04

(a)	Based on the number of outstanding common shares as of August 31, 2014.
(b)	Reflects non-recurring aggregate estimated reorganization expenses of $905,000 of which $560,000 and $345,000 were attributable to BCF and BQR, respectively. The actual costs associated with the proposed Reorganizations may be more or less than the estimated costs discussed herein.
(c)	Reflects adjustments due to differences in per share NAV.

Reorganization of only BCF into BCX

	BCF	BCX	Adjustments	BCX Pro Forma Combined Fund (BCF & BCX)
Net assets(a)	$608,692,550	$654,070,398	$(560,000)(b)	$1,262,202,498
Common Shares outstanding	57,173,280	46,575,310	(13,869,131)(c)	89,879,459
NAV	$10.65	$14.04		$14.04

(a)	Based on the number of outstanding common shares as of August 31, 2014.
(b)	Reflects non-recurring aggregate estimated reorganization expenses of $560,000 attributable to BCF. The actual costs associated with the proposed Reorganizations may be more or less than the estimated costs discussed herein.
(c)	Reflects adjustments due to differences in per share NAV.

Reorganization of only BQR into BCX

	BQR	BCX	Adjustments	BCX Pro Forma Combined Fund (BQR & BCX)
Net assets(a)	$117,503,881	$654,070,398	$(345,000)(b)	$771,229,279
Common Shares outstanding	12,564,457	46,575,310	(4,221,760)(c)	54,918,007
NAV	$9.35	$14.04		$14.04

(a)	Based on the number of outstanding common shares as of August 31, 2014.
(b)	Reflects non-recurring aggregate estimated reorganization expenses of $345,000 attributable to BQR. The actual costs associated with the proposed Reorganizations may be more or less than the estimated costs discussed herein.
(c)	Reflects adjustments due to differences in per share NAV.

VOTING RIGHTS

Voting rights are identical for the shareholders of each Fund. The shareholders of each Fund are entitled to one vote for each share held by them. The shareholders of each Fund do not have any preemptive or preferential right to purchase or subscribe to any shares of such Fund.

Each Fund’s common shares do not have cumulative voting rights, which means that the holders of more than 50% of a Fund’s common shares voting for the election of directors can elect all of the directors standing for election by such holders, and, in such event, the holders of the Fund’s remaining common shares will not be able to elect any directors.

APPRAISAL RIGHTS

Shareholders of each Fund do not have appraisal rights for their common shares because each Fund is organized as a Delaware statutory trust and its governing documents do not provide for appraisal rights.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATIONS

The following is a summary of certain U.S. federal income tax consequences of the Reorganizations. The discussion is based upon the Code, Treasury regulations, court decisions, published positions of the Internal Revenue Service (“IRS”) and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons who hold common shares of a Target Fund as capital assets for U.S. federal income tax purposes (generally, assets held for investment). This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under U.S. federal income tax laws. No ruling has been or will be obtained from the IRS regarding any matter relating to the Reorganizations. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below. This summary of U.S. federal income tax consequences is for general information only. The Funds’ shareholders should consult their own tax advisers regarding the U.S. federal income tax consequences of the Reorganizations, as well as the effects of state, local and non-U.S. tax laws, including possible changes in tax law.

It is a condition to the closing of each Reorganization that the respective Target Fund and the Acquiring Fund each receive an opinion from Skadden Arps, dated as of the Closing Date, regarding the characterization of the Reorganization as a “reorganization” within the meaning of Section 368(a) of the Code. The opinion of Skadden Arps will be based on U.S. federal income tax law in effect on the Closing Date. In rendering its opinion, Skadden Arps will also rely upon certain representations of the management of the respective Target Fund and the Acquiring Fund and assume, among other things, that the Reorganization will be consummated in accordance with the applicable Reorganization Agreement and other operative documents and as described herein. An opinion of counsel is not binding on the IRS or any court.

As a reorganization, the U.S. federal income tax consequences of each Reorganization can be summarized as follows:

•	No gain or loss will be recognized by a Target Fund or the Acquiring Fund by reason of the Reorganization.

•

No gain or loss will be recognized by a shareholder of a Target Fund who exchanges all of its Target Fund stock solely for Acquiring Fund Shares pursuant to the Reorganization (except with respect to cash received in lieu of a fractional Acquiring Fund Share, as discussed below).

•

The aggregate tax basis of Acquiring Fund Shares received by a shareholder of a Target Fund pursuant to the Reorganization will be the same as the aggregate tax basis of the shareholder’s Target Fund common shares surrendered in exchange therefor (reduced by any amount of tax basis allocable to a fractional Acquiring Fund common share for which cash is received).

•

The holding period of Acquiring Fund Shares received by a shareholder of a Target Fund pursuant to the Reorganization will include the holding period of the shareholder’s Target Fund common shares surrendered in exchange therefor.

•

A shareholder of a Target Fund that receives cash in lieu of a fractional Acquiring Fund common share in connection with the Reorganization will be treated as having received cash in redemption of such fractional Acquiring Fund common share. A Target Fund shareholder that receives cash in lieu of a fractional Acquiring Fund common share will recognize capital gain or loss equal to the difference between the amount of cash deemed received for the fractional Acquiring Fund common share and the Target Fund shareholder’s tax basis in Target Fund common shares allocable to the fractional Acquiring Fund common share. The capital gain or loss will be a long-term capital gain or loss if the Target Fund shareholder’s holding period for Target Fund common shares is more than one year as of the date the Reorganization is consummated.

•

The Acquiring Fund’s tax basis in a Target Fund’s assets received by the Acquiring Fund pursuant to the Reorganization will, in each instance, equal the tax basis of such assets in the hands of such Target Fund immediately prior to the Reorganization, and the Acquiring Fund’s holding period for such assets will, in each instance, include the period during which the assets were held by a Target Fund.

The Acquiring Fund intends to continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to each Fund and its shareholders.

Prior to the Closing Date, each Target Fund will declare and pay a distribution to its shareholders, which together with all previous distributions, will have the effect of distributing to the shareholders of such Target Fund all of such Target Fund’s investment company taxable income (computed without regard to the deduction for dividends paid), if any, through the Closing Date, net capital gains, if any, through the Closing Date, and all of its net tax-exempt interest income, if any, through Closing Date. Such distribution will be taxable to shareholders for U.S. federal income tax purposes.

The Acquiring Fund will succeed to capital loss carryforwards (and certain unrealized built-in losses, if any) of each of the acquired Target Funds, which will be subject to the tax loss limitation rules described below because each Target Fund will undergo an “ownership change” for U.S. federal income tax purposes, and such limitations might be significant. If both Reorganizations are consummated, the Acquiring Fund’s own capital loss carryforwards (and certain unrealized built-in losses, if any) will also be subject to the tax loss limitation rules described below because the Acquiring Fund will also undergo an “ownership change” for U.S. federal income tax purposes, and such limitation might be significant. For each Fund that undergoes an “ownership change,” the Code generally limits the amount of pre-ownership change losses that may be used to offset post-ownership change gains to a specific “annual loss limitation amount” (generally the product of (i) the fair market value of the stock of such Fund, with certain adjustments, immediately prior to the Reorganization and (ii) a rate established by the IRS). Subject to certain limitations, any unused portion of these losses may be available in subsequent years, subject to the remaining portion of any applicable capital loss carryforward limit, as measured from the date of recognition.

Although the capital loss carryforwards of the Combined Fund attributable to each Target Fund that participates in a Reorganization (and to the Acquiring Fund, if it undergoes an ownership change as a result of the Reorganizations) are subject to tax loss limitation rules (as outlined above), it is currently expected that such tax loss limitation rules should not have a material adverse effect on the Combined Fund’s utilization of each such Fund’s capital loss carryforward as compared with what each such Fund’s utilization of its own capital loss carryforward would be without the Reorganization. The ability of each Fund (and the Combined Fund) to utilize any capital loss carryforwards now or in the future depends on many variables and assumptions, including but not limited to, projected performance of a Fund, the unrealized gain/loss position of a Fund, the types of securities held by a Fund, the current and future market environment (including the level of interest rates), portfolio turnover and applicable law (including the requirement that capital loss carryforwards without expiration dates be utilized before capital loss carryforwards that have expiration dates), and is, therefore, highly uncertain. The Funds’ capital loss carryforwards as of the Closing Date are estimated to be approximately as follows (rounded to the nearest thousand and subject to change based on actual operating results after the date hereof):

Capital Loss Amount

Expiration	BCF	BQR	BCX
2016	—	$21,140,000	—
2017	—	$9,081,000	—
2018	—	$1,795,000	—
No expiration date*	$14,789,000	$9,334,000	$124,367,000

	$14,789,000	$41,350,000	$124,367,000

*	Must be used prior to losses subject to expiration.

Due to the operation of these tax loss limitation rules, it is possible that shareholders of the Target Funds and the Acquiring Fund would receive taxable distributions of short-term and long-term capital gains earlier than they would have in the absence of the Reorganizations. Such taxable distributions will be treated either as ordinary income (and not as favorably taxed “qualified dividend income”) if such capital gains are short term or as favorably taxed capital gain dividends if such capital gains are long term. The actual financial effect of the loss limitation rules on a shareholder of a Fund whose losses are subject to the loss limitation rules would depend on many variables, including such Fund’s expected growth rate if the relevant Reorganization were not to occur (i.e., whether, in the absence of the Reorganization, the Fund would generate sufficient capital gains against which to utilize its capital loss carryforwards prior to their expiration (and certain realized built-in losses), in excess of what would have been the “annual loss limitation amount” had the relevant Reorganization occurred), the timing and amount of future capital gains recognized by the Combined Fund if the relevant Reorganization were to occur, and the timing of a historic Fund shareholder’s disposition of its shares (the tax basis of which might, depending on the facts, reflect that shareholder’s share of such Fund’s capital losses). Shareholders of all of the Funds should consult their own tax advisors in this regard.

In addition, for five years beginning on the Closing Date of a Reorganization, the Combined Fund will not be allowed to offset certain pre-Reorganization built-in gains attributable to a Fund that is a gain corporation with capital loss carryforwards (and certain built-in losses) attributable to another Fund.

VOTING INFORMATION AND REQUIREMENTS

General

A list of the Funds’ shareholders of record as of the Record Date will be available at the shareholder meeting.

Record Date

The Funds’ have fixed the close of business on September 12, 2014 as the record date (the “Record Date”) for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof. Shareholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights.

As of the Record Date, the Funds had the following number of common shares outstanding:

Title of Class	BCF	BQR	BCX
Common Shares	57,173,280	12,564,457	46,575,310

Proxies

Shareholders may vote by appearing in person at the Special Meeting, by returning the enclosed proxy card or by casting their vote via telephone or the Internet using the instructions provided on the enclosed proxy card (described in greater detail below). Shareholders of each Fund have the opportunity to submit their voting instructions via the Internet or by “touch-tone” telephone voting. The giving of such a proxy will not affect your right to vote in person should you decide to attend the Special Meeting. To use the Internet, please access the Internet address found on your proxy card. To record your voting instructions by automated telephone, please call the toll-free number listed on your proxy card. The Internet and automated telephone voting instructions are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders’ instructions have been recorded properly. Shareholders submitting their voting instructions via the Internet should understand that there may be costs associated with Internet access, such as usage charges from Internet access providers and telephone companies that must be borne by the shareholders. Any person giving a proxy may revoke it at any time prior to its exercise by giving written notice of the revocation to the Secretary of the Fund at the address indicated above, by delivering a duly executed proxy bearing a later date, by recording later-dated voting instructions via the Internet or automated telephone or by attending the Special Meeting and voting in person. The giving of a proxy will not affect your right to vote in person if you attend the Special Meeting and wish to do so.

Votes cast by proxy or in person at the Special Meeting will be tabulated by the inspectors of election appointed for the Special Meeting. For each Fund, the holders of a majority of the shares entitled to vote on the proposal must be present in person or by proxy to have a quorum to conduct business at the Special Meeting. The inspectors of election, who may be employees of BlackRock, will determine whether or not a quorum is present at the Special Meeting. The inspectors of election will generally treat abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which proxies have been returned but (a) instructions have not been received from the beneficial owners or persons entitled to vote and (b) the broker or nominee does not have discretionary voting power or elects not to exercise discretion on a particular matter) as present for purposes of determining a quorum, subject to any applicable NYSE rules.

If you hold your shares directly (not through a broker-dealer, bank or other financial institution) and if you return a properly executed proxy card that does not specify how you wish to vote on a proposal, your shares will be voted “FOR” each Proposal on which you are entitled to vote.

Broker-dealer firms holding shares of a Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on Proposals 1-2 before the Special Meeting. Proposals 1-2 are not “routine” matters and shareholder instructions are required for broker-dealers to vote a beneficial owner’s shares.

If you hold shares of a Fund through a bank or other financial institution or intermediary (called a service agent) that has entered into a service agreement with the Fund or a distributor of the Fund, the service agent may be the record holder of your shares. At the Special Meeting, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A properly executed proxy card or other authorization by a shareholder that does not specify how the shareholder’s shares should be voted on a proposal may be deemed to authorize a service provider to vote such shares in favor of the proposal. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but may not be required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions. This practice is commonly referred to as “echo voting.”

All properly executed proxies received prior to the Special Meeting will be voted in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted “FOR” the approval of each proposal. Abstentions and broker non-votes are not treated as votes “FOR” a proposal.

With respect to Proposals 1(A) and 1(B), abstentions and broker non-votes will have the same effect as votes “AGAINST” such proposal.

With respect to Proposals 2(A) and 2(B), abstentions will be counted as “votes cast” and will therefore have the same effect as votes “AGAINST” the proposal and broker non-votes will not have any effect on the result of the vote.

As used herein, a “1940 Act Majority” means the affirmative vote of either (i) 67% or more of the voting securities present at the Special Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the Fund, whichever is less.

Voting Requirement for Proposal 1: The Reorganizations of the Target Funds

Target Funds	Proposals	Required Approval of Target Fund Shareholders
BCF	Proposal 1(A): The shareholders of BCF are being asked to approve the Agreement and Plan of Reorganization between BCF and BCX, the termination of BCF’s registration under the 1940 Act and the dissolution of BCF under Delaware law.	1940 Act Majority

BQR	Proposal 1(B): The shareholders of BQR are being asked to approve the Agreement and Plan of Reorganization among BQR and BCX, the termination of BQR’s registration under the 1940 Act and the dissolution of BQR under Delaware law.	1940 Act Majority

Voting Requirement for Proposal 2: Issuances of Acquiring Fund Shares

Target Funds	Proposals	Required Approval of Acquiring Fund Shareholders
BCF	Proposal 2(A): The shareholders of BCX are being asked to approve the issuance of additional common shares of BCX in connection with Agreement and Plan of Reorganization between BCF and BCX.	Majority of votes cast

BQR	Proposal 2(B): The shareholders of BCX are being asked to approve the issuance of additional common shares of BCX in connection with the Agreement and Plan of Reorganization between BQR and BCX.	Majority of votes cast

SHAREHOLDER INFORMATION

As of August 31, 2014, the officers and directors of each Fund, as a group, beneficially owned less than 1% of the outstanding common shares of each such Fund.

Unless otherwise indicated, the information set forth below is as of August 31, 2014. To each Fund’s knowledge, no person beneficially owned more than 5% of the Fund’s respective outstanding common shares, except as set forth below.

Fund	Investor	Address	Common Shares Held†	Common Shares % Held†
BCF	First Trust Portfolios L.P.(1)	120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	5,592,611	9.86%

	First Trust Advisors L.P.(1)	120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	—	—

	The Charger Corporation(1)	120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	—	—

BCX	1607 Capital Partners, LLC	4991 Lake Brook Drive, Suite 125 Glen Allen, Virginia 23060	2,666,974	5.73%

BQR	First Trust Portfolios L.P.(1)	120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	2,397,060	19.08%

	First Trust Advisors L.P.(1)	120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	—	—

	The Charger Corporation(1)	120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	—	—

†	The information contained in this table is based on Schedule 13D/13G filings made on or before August 31, 2014, except as indicated below.
(1)	First Trust Portfolios L.P., First Trust Advisors L.P. and The Charger Corporation filed their Schedule 13G jointly and did not differentiate holdings as to each entity.

SHAREHOLDER PROPOSALS

To be considered for presentation at a shareholder’s meeting, rules promulgated by the SEC generally require that, among other things, a shareholder’s proposal must be received at the offices of the relevant Fund a reasonable time before solicitation is made. In addition, each Fund’s bylaws provide for advance notice provisions, which require shareholders to give timely notice in proper written form to the Secretary of the Fund. Shareholders should review each Fund’s bylaws for additional information regarding the Funds’ advance notice provisions. The bylaws of each Fund were filed with the SEC on October 29, 2010 on Form 8-K. Shareholders may obtain copies of such documents as described on page ii of this Joint Proxy Statement/Prospectus.

The timely submission of a proposal does not necessarily mean that such proposal will be included. Any shareholder who wishes to submit a proposal for consideration at a meeting of such shareholder’s Fund should send such proposal to the relevant Fund at Park Avenue Plaza, 40 East 52nd Street, New York, New York 10022, Attention: Janey Ahn.

SOLICITATION OF PROXIES

Solicitation of proxies is being made primarily by the mailing of this Notice and Joint Proxy Statement/Prospectus with its enclosures on or about September 22, 2014. Shareholders of the Funds whose shares are held by nominees such as brokers can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of the Investment Advisor and their affiliates as well as dealers or their representatives may solicit proxies in person or by mail, telephone, fax or the internet. The Funds and the Investment Advisor have retained Georgeson Inc. (“Georgeson”), 480 Washington Blvd., 26th Floor, Jersey City, New Jersey 07310, a proxy solicitation firm, to assist with the distribution of proxy materials and the solicitation and tabulation of proxies. The cost of Georgeson’s services in connection with the proxy is anticipated to be approximately $55,000, $22,000 and $93,000 for BCF, BQR and BCX, respectively.

LEGAL MATTERS

Certain legal matters concerning the U.S. federal income tax consequences of the Reorganization will be passed upon by Skadden, Arps, Slate, Meagher  & Flom LLP, which serves as special counsel to the Funds.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The independent registered public accounting firm for the Funds performs an annual audit of each Fund’s financial statements. Each Fund’s Board has appointed Deloitte & Touche LLP to be each Fund’s independent registered public accounting firm. Deloitte & Touche LLP is located at 1700 Market Street, Philadelphia, PA 19103.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Funds’ Board Members, executive officers, persons who own more than ten percent of a registered class of a Fund’s equity securities, the Investment Advisor and certain officers of the Investment Advisor (including in some cases former Section 16 insiders for a period of up to 6 months), to file reports on holdings of, and transactions in, Fund shares with the SEC and to furnish the Funds with copies of all such reports. Based solely on a review of copies of such reports furnished to the relevant Funds and representations from these reporting persons, each Fund believes that its Board Members, executive officers, ten percent holders, the Investment Advisor and certain officers of the Investment Advisor met all such applicable SEC filing requirement for the Funds’ most recently concluded fiscal year, except for any late filings disclosed in previous proxy statements and certain inadvertent late filings. For BCF, portfolio managers Poppy Allonby and Robin Batchelor each had one inadvertent late filing during BCF’s last fiscal year relating to their initial filing under Section 16(a) of the Exchange Act. For BCX, Portfolio Managers Richard Davis, Joshua Freedman and Thomas Holl each had one inadvertent late filing during BCX’s last fiscal year relating to their initial filing under Section 16(a) of the Exchange Act. Such late filings were due to administrative errors and no fault of these portfolio managers whatsoever.

OTHER MATTERS WITH RESPECT TO THE MEETING

A list of each Fund’s shareholders of record as of the Record Date will be available for inspection at the shareholder meeting. In addition, a list of shareholders of record as of the Record Date will be available at the offices of each Fund, 1 University Square Drive, Princeton, NJ 08540, for inspection by each Fund’s shareholders during regular business hours beginning ten days prior to the date of the meeting.

Shareholders who want to communicate with the Board or any individual director should write the Fund to the attention of the Secretary, 40 East 52nd Street, New York, New York 10022. Shareholders may communicate with the Board electronically by sending an email to closedendfundsbod@blackrock.com. The communication should indicate that you are a Fund shareholder. If the communication is intended for a specific director and so indicates, it will be sent only to that director. If a communication does not indicate a specific director, it will be sent to the Chair of the Governance and Nominating Committee and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

Additionally, shareholders with complaints or concerns regarding accounting matters may address letters to the Fund’s Chief Compliance Officer, 100 Bellevue Parkway, Wilmington, Delaware 19809. Shareholders who are uncomfortable submitting complaints to the Chief Compliance Officer may address letters directly to the Chair of the Audit Committee of the Board. Such letters may be submitted on an anonymous basis.

PRIVACY PRINCIPLES OF THE FUNDS

The Funds are committed to maintaining the privacy of their current and former shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how the Funds protect that information and why, in certain cases, the Funds may share such information with select parties.

The Funds obtain or verify personal non-public information from and about you from different sources, including the following: (i) information the Funds receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with the Funds, their affiliates or others; (iii) information the Funds receive from a consumer reporting agency; and (iv) from visits to the Funds’ or their affiliates’ websites.

The Funds do not sell or disclose to non-affiliated third parties any non-public personal information about their current and former shareholders, except as permitted by law or as is necessary to respond to regulatory requests or to service shareholder accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

The Funds may share information with their affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, the Funds restrict access to non-public personal information about their current and former shareholders to those BlackRock employees with a legitimate business need for the information. The Funds maintain physical, electronic and procedural safeguards that are designed to protect the non-public personal information of their current and former shareholders, including procedures relating to the proper storage and disposal of such information.

If you are located in a jurisdiction where specific laws, rules or regulations require a Fund to provide you with additional or different privacy-related rights beyond what is set forth above, then the Fund will comply with those specific laws, rules or regulations.

OTHER INFORMATION

BlackRock is independent in ownership and governance, with no single majority stockholder and a majority of independent directors. PNC is BlackRock’s largest stockholder and is an affiliate of BlackRock for 1940 Act purposes.

If you cannot be present in person at the Special Meeting, please fill in, sign and return the enclosed proxy card or please record your voting instructions by telephone or via the Internet promptly. No postage is necessary if the enclosed proxy card is mailed in the United States.

John M. Perlowski

President and Chief Executive Officer

BlackRock Real Asset Equity Trust

BlackRock EcoSolutions Investment Trust

BlackRock Resources & Commodities Strategy Trust

September 17, 2014

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS.

SUBJECT TO COMPLETION, DATED SEPTEMBER 17, 2014

STATEMENT OF ADDITIONAL INFORMATION

RELATING TO THE REORGANIZATIONS OF

BLACKROCK REAL ASSET EQUITY TRUST

BLACKROCK ECOSOLUTIONS INVESTMENT TRUST

BLACKROCK RESOURCES & COMMODITIES STRATEGY TRUST

Dated September 17, 2014

This Statement of Additional Information is available to the shareholders of (i) BlackRock Real Asset Equity Trust (“BCF”), (ii) BlackRock EcoSolutions Investment Trust (“BQR”) (each a “Target Fund” and, collectively, the “Target Funds”) and (iii) BlackRock Resources & Commodities Strategy Trust (“BCX” or the “Acquiring Fund,” and together with the Target Funds, the “Funds”) in connection with the proposed reorganizations (each a “Reorganization” and, collectively, the “Reorganizations”) whereby the Acquiring Fund will acquire substantially all of the assets and assume substantially all of the liabilities of each Target Fund in exchange for an equal aggregate value of newly-issued common shares of the Acquiring Fund, par value $0.001 per share (“Acquiring Fund Shares”) in the form of book entry interests. Each Target Fund will distribute Acquiring Fund Shares to common shareholders of such Target Fund, and will then terminate its registration under the Investment Company Act of 1940, as amended (the “1940 Act”) and dissolve under Delaware law. The Acquiring Fund will continue to operate after the Reorganization as a registered, non-diversified, closed-end management investment company with the investment objectives and investment policies described in the Joint Proxy Statement/Prospectus. The aggregate net asset value (“NAV”) (not the market value) of the Acquiring Fund Shares received by the shareholders of the Target Fund in each Reorganization will equal the aggregate NAV (not the market value) of the Target Fund common shares held by such shareholders immediately prior to such Reorganization, less the applicable costs of such Reorganization (although Target Fund shareholders may receive cash for their fractional common shares). A copy of a form of the Agreement and Plan of Reorganization between each Target Fund and the Acquiring Fund is attached hereto as Appendix A. Unless otherwise defined herein, capitalized terms have the meanings given to them in the Joint Proxy Statement/Prospectus.

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Joint Proxy Statement/Prospectus dated September 17, 2014 relating to the proposed Reorganizations. A copy of the Joint Proxy Statement/Prospectus may be obtained, without charge, by writing to the Funds at 1 University Square Drive, Princeton, New Jersey 08540-6455, or by calling (800) 882-0052.

The Acquiring Fund will provide, without charge, upon the written or oral request of any person to whom this Statement of Additional Information is delivered, a copy of any and all documents that have been incorporated by reference in the registration statement of which this Statement of Additional Information is a part.

INVESTMENT OBJECTIVES AND POLICIES

The following information supplements the discussion of the Acquiring Fund’s investment objective, policies and techniques that are described in the Joint Proxy Statement/Prospectus.

Investment Policies and Techniques

Cash Equivalents and Short-Term Debt Securities

For temporary defensive purposes or to keep cash on hand, the Acquiring Fund may invest up to 100% of its total assets in cash equivalents and short-term debt securities. Cash equivalents and short-term debt investments are defined to include, without limitation, the following:

(1) U.S. Government securities, including, but not limited to, bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. Government agencies or instrumentalities. U.S. Government securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

(2) Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by the Acquiring Fund may not be fully insured by the Federal Deposit Insurance Corporation.

(3) Repurchase agreements, which involve purchases of debt securities. At the time the Acquiring Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Acquiring Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Acquiring Fund to invest temporarily available cash. The Acquiring Fund may enter into repurchase agreements only with respect to obligations of the U.S. Government, its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which the Acquiring Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Acquiring Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Acquiring Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Acquiring Fund could incur a loss of both principal and interest. The Investment Advisor monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The Investment Advisor does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Acquiring Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Acquiring Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

(4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Acquiring Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Acquiring Fund at any time. The Investment Advisor will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Acquiring Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

(5) Registered money market funds, which are a type of mutual fund that is required by law to invest in low-risk securities. Money market funds typically invest in government securities, certificates of deposits, commercial paper of companies, and other highly liquid and low-risk securities.

Equity Securities. While the Acquiring Fund will primarily invest in common stocks of commodity or natural resources companies, it may also invest in other equity securities including preferred stocks, convertible securities, warrants, depository receipts and equity interests in Canadian Royalty Trusts. The Acquiring Fund’s investments in preferred stock and convertible securities are not subject to a minimum rating limitation.

Preferred Stock. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Convertible Securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.

Warrants. Warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of warrants involves the risk that the Acquiring Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the warrants’ expiration. Also, the purchase of warrants involves the risk that the effective price paid for the right warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.

Depository Receipts. The Acquiring Fund may invest in both sponsored and unsponsored American Depository Receipts (“ADRs”), European Depository Receipts (“EDRs”), Global Depository Receipts (“GDRs”) and other similar global instruments. ADRs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a non-U.S. corporation. EDRs, which are sometimes referred to as Continental Depository Receipts, are receipts issued in Europe, typically by non-U.S. banks and trust companies, that evidence ownership of either non-U.S. or domestic underlying securities. GDRs are depository receipts structured like global debt issues to facilitate trading on an international basis. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer. Investments in ADRs, EDRs and GDRs present additional investment considerations of non-U.S. securities.

Canadian Royalty Trusts. A Canadian royalty trust is a trust whose securities are listed on a Canadian stock exchange and which controls an underlying company whose business is the acquisition, exploitation, production and sale of oil and natural gas. These funds generally pay out to unitholders the majority of the cash flow that they receive from the production and sale of underlying oil and natural gas reserves. The amount of distributions paid on a Canadian royalty trust’s units will vary from time to time based on production levels, commodity prices, royalty rates and certain expenses, deductions and costs, as well as on the distribution payout ratio policy adopted. As a result of distributing the bulk of their cash flow to unitholders, the ability of a Canadian royalty trust to finance internal growth through exploration is limited. Therefore, Canadian royalty trusts typically grow through acquisition of additional oil and gas properties or producing companies with proven reserves of oil and gas, funded through the issuance of additional equity or, where the trust is able, additional debt.

Master Limited Partnership Interests

MLP Equity Securities. Equity securities issued by MLPs currently consist of common units, subordinated units and preferred units.

MLP Common Units. MLP common units represent a limited partnership interest in the MLP. Common units are listed and traded on U.S. securities exchanges or over-the-counter, with their value fluctuating predominantly based on prevailing market conditions and the success of the MLP. We intend to purchase common units in market transactions as well as directly from the MLP or other parties. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability annually to elect directors. MLPs generally distribute all available cash flow (cash flow from operations less maintenance capital expenditures) in the form of quarterly distributions. Common units along with general partner units, have first priority to receive quarterly cash distributions up to the minimum quarterly distributions and have arrearage rights. In the event of liquidation, common units have preference over subordinated units, but not debt or preferred units, to the remaining assets of the MLP.

MLP Subordinated Units. MLP subordinated units are typically not listed on an exchange or publicly traded. The Acquiring Fund will typically purchase MLP subordinated units through negotiated transactions directly with affiliates of MLPs and institutional holders of such units or will purchase newly issued subordinated units directly from MLPs. Holders of MLP subordinated units are entitled to receive minimum quarterly distributions after payments to holders of common units have been satisfied and prior to incentive distributions to the general partner. MLP subordinated units do not provide arrearage rights. Subordinated units typically have limited voting rights similar to common units. Most MLP subordinated units are convertible into common units after the passage of a specified period of time or upon the achievement by the MLP of specified financial goals.

MLP Preferred Units. MLP preferred units are typically not listed on an exchange or publicly traded. The Acquiring Fund will typically purchase MLP preferred units through negotiated transactions directly with MLPs, affiliates of MLPs and institutional holders of such units. Holders of MLP preferred units can be entitled to a wide range of voting and other rights, depending on the structure of each separate security.

I-Shares. I-Shares represent an ownership interest issued by an affiliated party of an MLP. The MLP affiliate uses the proceeds from the sale of I-Shares to purchase limited partnership interests in the MLP in the form of i-units. I-units have similar features as MLP common units in terms of voting rights, liquidation preference and distributions. However, rather than receiving cash, the MLP affiliate receives additional i-units in an amount equal to the cash distributions received by MLP common units. Similarly, holders of I-Shares will receive additional I-Shares, in the same proportion as the MLP affiliates receipt of i-units, rather than cash distributions. I-Shares themselves have limited voting rights which are similar to those applicable to MLP common units. The MLP affiliate issuing the I-Shares is structured as a corporation for federal income tax purposes. I-Shares are traded on the New York Stock Exchange (the “NYSE”).

Energy Sector Investments. Many MLP entities operate within the energy sector. Therefore, a substantial proportion of the MLP entities in which the Acquiring Fund invests are concentrated in the energy sector of the economy. MLP entities and other companies operating in the energy sector, in which the Acquiring Fund may invest, engage in transporting, processing, storing, distributing or marketing natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal, or exploring, developing, managing or producing such commodities or products.

Other Sectors Investments. The Acquiring Fund may invest in MLP entities operating in any sector of the economy. MLP entities and other companies operating in the natural resources sector, include companies principally engaged in owning or developing non-energy natural resources (including timber and minerals) and industrial materials, or supplying goods or services to such companies. MLP entities and other companies operating in the real estate sector, include companies which may develop land, own or manage residential, commercial and undeveloped properties, own mortgage securities, and provide financing to owners and developers of multi-family housing or other real estate or building ventures.

Structured Products. The Acquiring Fund may invest in structured products, including instruments such as credit-linked securities, commodity-linked notes and structured notes, which are potentially high-risk derivatives. For example, a structured product may combine a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a structured product is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a structured product may be increased or decreased, depending on changes in the value of the benchmark. An example of a structured product could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a structured product would be a combination of a bond and a call option on oil.

Structured products can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Structured products may not bear interest or pay dividends. The value of a structured product or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a structured product. Under certain conditions, the redemption value of a structured product could be zero. Thus, an investment in a structured product may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of structured products also exposes the Acquiring Fund to the credit risk of the issuer of the structured product. These risks may cause significant fluctuations in the net asset value of the Acquiring Fund.

Structured Notes and Indexed Securities. Structured notes are derivative debt instruments, the interest rate or principal of which is determined by an unrelated indicator (for example, a currency, security, commodity or index thereof). The terms of the instrument may be “structured” by the purchaser and the borrower issuing the note. Indexed securities may include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. The terms of structured notes and indexed securities may provide that in certain circumstances no principal is due at maturity, which may result in a loss of invested capital. Structured notes and indexed securities may be positively or negatively indexed, so that appreciation of the unrelated indicator may produce an increase or a decrease in the interest rate or the value of the structured note or indexed security at maturity may be calculated as a specified multiple of the change in the value of the unrelated indicator. Therefore, the value of such notes and securities may be very volatile. Structured notes and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the unrelated indicator. Structured notes or indexed securities also may be more volatile, less liquid, and more difficult to accurately price than less complex securities and instruments or more traditional debt securities. The Acquiring Fund currently does not intend to invest in structured notes that involve leverage.

Certain issuers of structured products may be deemed to be investment companies as defined in the 1940 Act. As a result, the Acquiring Fund’s investments in these structured products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

Strategic Transactions and Other Management Techniques. Consistent with its investment objectives and investment policies set forth herein, the Acquiring Fund may also enter into certain hedging and risk management transactions or transactions to enhance total return. In particular, the Acquiring Fund may purchase and sell futures contracts, exchange listed and over-the-counter put and call options on securities, financial indices and futures contracts, swaps, foreign currency transactions, such as forward foreign currency contracts, currency swaps or options on currency and currency futures, and may enter into various interest rate transactions and other derivatives transactions (collectively, “Strategic Transactions”). Strategic Transactions may be used to attempt to protect against possible changes in the market value of the Acquiring Fund’s portfolio resulting from fluctuations in the securities markets and changes in interest rates, to protect the Acquiring Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes and to establish a position in the securities markets as a temporary substitute for purchasing particular securities. Any or all of these Strategic Transactions may be used at any time whether for hedging and risk management or to enhance total return. There is no particular strategy that requires use of one technique rather than another. Use of any Strategic Transaction is a function of market conditions. The ability of the Acquiring Fund to hedge them successfully will depend on the Investment Advisor’s ability to predict pertinent market movements as well as sufficient correlation among the instruments, which cannot be assured. The Strategic Transactions that the Acquiring Fund may use are described below.

Futures Contracts and Options on Futures Contracts. In connection with its hedging and other risk management strategies, the Acquiring Fund may also enter into contracts for the purchase or sale for future delivery (“futures contracts”) of securities, aggregates of securities or indices or prices thereof, other financial indices and U.S. government debt securities or options on the above. The Acquiring Fund may engage in such transactions for bona fide risk management and other portfolio management purposes.

The Acquiring Fund may enter into commodity futures contracts. Commodity futures contracts are agreements between two parties. One party agrees to buy an asset from the other party at a later date at a price and quantity agreed-upon when the contract is made. Commodity futures contracts are traded on futures exchanges. These futures exchanges offer a central marketplace in which to transact futures contracts, a clearing corporation to process trades, a standardization of expiration dates and contract sizes, and the availability of a secondary market. Futures markets also specify the terms and conditions of delivery as well as the maximum permissible price movement during a trading session. Additionally, the commodity futures exchanges have position limit rules that limit the amount of futures contracts that any one party may hold in a particular commodity at any point in time. These position limit rules are designed to prevent any one participant from controlling a significant portion of the market.

In the futures markets, the exchange clearing corporation takes the other side in all transactions, either buying or selling directly to the market participants. The clearinghouse acts as the counterparty to all exchange-traded futures contracts. That is, the Acquiring Fund’s obligation is to the clearinghouse, and the Acquiring Fund will look to the clearinghouse to satisfy the Acquiring Fund’s rights under the futures contract.

Some (not all exchanges have price change limits) commodity futures exchanges impose on each commodity futures contract traded on that exchange a maximum permissible price movement for each trading session. If the maximum permissible price movement is achieved on any trading day, no more trades may be executed above (or below, if the price has moved downward) that limit. If the Acquiring Fund wishes to execute a trade outside the daily permissible price movement, it would be prevented from doing so by exchange rules, and would have to wait for another trading session to execute its transaction.

Despite the daily price limits on various futures exchanges, the price volatility of commodity futures contracts has been historically greater than that for traditional securities such as stocks and bonds. To the extent that the Acquiring Fund invests in commodity futures contracts, the assets of the Acquiring Fund, and therefore the prices of Acquiring Fund shares, may be subject to greater volatility.

The futures clearinghouse marks every futures contract to market at the end of each trading day, to ensure that the outstanding futures obligations are limited to the mark-to-market change in price from one day for any given futures contract. This process of marking-to-market is designed to prevent losses from accumulating in any futures account. Therefore, if the Acquiring Fund’s futures positions have declined in value, the Acquiring Fund may be required to post additional margin to cover this decline. Alternatively, if the Acquiring Fund’s futures positions have increased in value, this increase will be credited to the Acquiring Fund’s account.

Forward Foreign Currency Contracts. The Acquiring Fund may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time the forward currency contract is entered into. Forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers. The Acquiring Fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Acquiring Fund intends to acquire. The Acquiring Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or a dividend or interest payment denominated in a foreign currency. The Acquiring Fund may also use forward currency contracts to shift the Acquiring Fund’s exposure to foreign currency exchange rate changes from one currency to another. For example, if the Acquiring Fund owns securities denominated in a foreign currency and the Investment Advisor believes that currency will decline relative to another currency, the Acquiring Fund might enter into a forward currency contract to sell the appropriate amount of the first foreign currency with payment to be made in the second currency. The Acquiring Fund may also purchase forward currency contracts to enhance income when the Investment Advisor anticipates that the foreign currency will appreciate in value but securities denominated in that currency do not present attractive investment opportunities. The Acquiring Fund may also use forward currency contracts to offset against a decline in the value of existing investments denominated in a foreign currency. Such a transaction would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Acquiring Fund could also enter into a forward currency contract to sell another currency expected to perform similarly to the currency in which the Acquiring Fund’s existing investments are denominated. This type of transaction could offer advantages in terms of cost, yield or efficiency, but may not offset currency exposure as effectively as a simple forward currency transaction to sell U.S. dollars. This type of transaction may result in losses if the currency sold does not perform similarly to the currency in which the Acquiring Fund’s existing investments are denominated. The Acquiring Fund may also use forward currency contracts in one currency or a basket of currencies to attempt to offset against fluctuations in the value of securities denominated in a different currency if the Investment Advisor anticipates that there will be a correlation between the two currencies. The cost to the Acquiring Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When the Acquiring Fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of some or all of any expected benefit of the transaction. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Acquiring Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Acquiring Fund might be unable to close out a forward currency contract. In either event, the Acquiring Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to segregate or designate on its books and records cash or liquid assets. The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, the Acquiring Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short term currency market movements is extremely difficult, and the successful execution of a short term strategy is highly uncertain.

Options in General. Options may be exchange traded or traded over-the-counter (off the exchange markets) directly with dealers. Over-the-counter options are not traded on an exchange. They are traded directly with dealers. To the extent an over-the-counter option is a tailored investment for the Acquiring Fund, it may be less liquid than an exchange-traded option. Further, as with other derivative investments, over-the-counter options are subject to counterparty risk. The Acquiring Fund will have the credit risk that the seller of an over-the-counter option will not perform its obligations under the option agreement if the Acquiring Fund exercises the option. The Acquiring Fund may buy and sell over-the-counter options on commodity indices, individual commodities, commodity futures contracts, securities, financial indices, interest rates, currencies and swaps.

The Acquiring Fund may also buy and sell trade listed options on commodity futures contracts. Options on commodity futures contracts are traded on the same exchange on which the underlying futures contract is listed. The Acquiring Fund may purchase and sell options on commodity futures listed on U.S. and foreign futures exchanges. Options purchased on futures contracts on foreign exchanges may be exposed to the risk of foreign currency fluctuations against the U.S. dollar. The Acquiring Fund may also buy and sell exchange listed options on securities, commodity indices, financial indices, interest rates and currencies.

The Acquiring Fund may also trade options on swap contracts or “swap options.” Swap call options provide the holder of the option with the right to enter a swap contract having a specified (strike) swap formula, while swap put options provide the holder with the right to sell or terminate a swap contract. Swap options are not exchange-traded and the Acquiring Fund will bear the credit risk of the option seller. Additionally, if the Acquiring Fund exercises a swap call option with the option seller, the credit risk of the counterparty is extended to include the term of the swap agreement.

Calls on Securities, Indices and Futures Contracts. In order to enhance income or reduce fluctuations on net asset value, the Acquiring Fund may sell or purchase call options (“calls”) on securities and indices based upon the prices of futures contracts and debt securities that are traded on U.S. and non-U.S. securities exchanges and in the over-the-counter markets. A call option gives the purchaser of the option the right to buy, and obligates the seller to sell, the underlying security, futures contract or index at the exercise price at any time or at a specified time during the option period. All such calls sold by the Acquiring Fund must be “covered” as long as the call is outstanding (i.e., the Acquiring Fund must own the instrument subject to the call or other securities or assets acceptable for applicable segregation and coverage requirements). A call sold by the Acquiring Fund exposes the Acquiring Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security, index or futures contract and may require the Acquiring Fund to hold an instrument that it might otherwise have sold. The purchase of a call gives the Acquiring Fund the right to buy a security, futures contract or index at a fixed price. Calls on futures on securities must also be covered by assets or instruments acceptable under applicable segregation and coverage requirements.

Puts on Securities, Indices and Futures Contracts. As with calls, the Acquiring Fund may purchase put options (“puts”) that relate to securities (whether or not it holds such securities in its portfolio), indices or futures contracts. For the same purposes, the Acquiring Fund may also sell puts on securities, indices or futures contracts on such securities if the Acquiring Fund’s contingent obligations on such puts are secured by segregated or earmarked assets consisting of cash or liquid debt securities having a value not less than the exercise price. The Acquiring Fund will not sell puts if, as a result, more than 50% of the Acquiring Fund’s total assets would be required to cover its potential obligations under its hedging and other investment transactions. In selling puts, there is a risk that the Acquiring Fund may be required to buy the underlying security at a price higher than the current market price.

Interest Rate Transactions. The Acquiring Fund may enter into interest rate swaps and purchase or sell interest rate caps and floors primarily to preserve a return or spread on a particular investment or portion of its portfolio as a duration management technique or to protect against any increase in the price of securities the Acquiring Fund anticipates purchasing at a later date. The Acquiring Fund intends to use these transactions for risk management purposes and not as a speculative investment. The Acquiring Fund will not sell interest rate caps or floors that it does not own. Interest rate swaps involve the exchange by the Acquiring Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor.

The Acquiring Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending on whether it is offsetting volatility with respect to its assets or liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Acquiring Fund receiving or paying, as the case may be, only the net amount of the two payments on the payment dates. Inasmuch as these Strategic Transactions are entered into for good faith risk management purposes, the Investment Advisor and the Acquiring Fund believe such obligations do not constitute senior securities, and, accordingly will not treat them as being subject to its borrowing restrictions. The Acquiring Fund will accrue the net amount of the excess, if any, of the Acquiring Fund’s obligations over its entitlements with respect to each interest rate swap on a daily basis and will designate on its books and records or segregate with a custodian an amount of cash or liquid high grade securities having an aggregate net asset value at all times at least equal to the accrued excess. The Acquiring Fund will only enter into interest rate swap, cap or floor transactions with counterparties the Investment Advisor believes to be creditworthy at the time they enter into such transactions. If there is a default by the other party to such a transaction, the Acquiring Fund will have contractual remedies pursuant to the agreements related to the transaction. The regulation of the swap market is undergoing significant change as a result of the Dodd-Frank Wall Street Reform and Consumer Protection Act. See “Risk Factors and Special Considerations—Strategic Transactions and Derivatives Risks—Dodd-Frank Act Risk.” It is possible that developments in the swap market, including government regulation, could adversely affect the Acquiring Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Credit Default Swap Agreements and Similar Instruments. The Acquiring Fund may enter into credit default swap agreements, a type of derivative, for hedging purposes or to seek to increase its returns. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by the Acquiring Fund. The Acquiring Fund enters into credit default agreements to provide a measure of protection against the default of an issuer (as buyer of protection) and/or gain credit exposure to an issuer to which it is not otherwise exposed (as seller of protection). The Acquiring Fund may either buy or sell (write) credit default swaps on single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a negative credit event take place (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occur. As a buyer, if an underlying credit event occurs, the Acquiring Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising of an index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising of an index. As a seller (writer), if an underlying credit event occurs, the Acquiring Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising an index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising of an index.

Credit Linked Securities. Credit-linked securities are issued by a limited purpose trust or other vehicle that, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps, and other securities, in order to provide exposure to certain high yield or other fixed income markets. A credit-linked security is a synthetic obligation between two or more parties where the payment of principal and/or interest is based on the performance of some obligation (a reference obligation). Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the issuing trust’s receipt of payments from, and the issuing trust’s potential obligations to, the counterparties to the derivative instruments and other securities in which the issuing trust invests. For instance, the issuing trust may sell one or more credit default swaps, under which the issuing trust would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuing trust would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that the Acquiring Fund would receive as an investor in the Acquiring Fund. The Acquiring Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk.

Total Return Swap Agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements may effectively add leverage to the Acquiring Fund’s portfolio because, in addition to its total net assets, the Acquiring Fund would be subject to investment exposure on the notional amount of the swap.

Total return swap agreements are subject to the risk that a counterparty will default on its payment obligations to the Acquiring Fund thereunder. Swap agreements also bear the risk that the Acquiring Fund will not be able to meet its obligation to the counterparty. Generally, the Acquiring Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted against one another with the Acquiring Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Acquiring Fund’s obligations over its entitlements with respect to each total return swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated or designated on its books and records by the Acquiring Fund. If the total return swap transaction is entered into on other than a net basis, the full amount of the Acquiring Fund’s obligations will be accrued on a daily basis, and the full amount of the Acquiring Fund’s obligations will be segregated or designated on its books and records by the Acquiring Fund in an amount equal to or greater than the market value of the liabilities under the total return swap agreement or the amount it would have cost the Acquiring Fund initially to make an equivalent direct investment, plus or minus any amount the Acquiring Fund is obligated to pay or is to receive under the total return swap agreement.

Credit Derivatives. The Acquiring Fund may engage in credit derivative transactions. There are two broad categories of credit derivatives: default price risk derivatives and market spread derivatives. Default price risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index. There are three basic transactional forms for credit derivatives: swaps, options and structured instruments. The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If the Investment Advisor is incorrect in its forecasts of default risks, market spreads or other applicable factors, the investment performance of the Acquiring Fund would diminish compared with what it would have been if these techniques were not used. Moreover, even if the Investment Advisor is correct in its forecasts, there is a risk that a credit derivative position may correlate imperfectly with the price of the asset or liability being hedged. There is no limit on the amount of credit derivative transactions that may be entered into by the Acquiring Fund. The Acquiring Fund’s risk of loss in a credit derivative transaction varies with the form of the transaction. For example, if the Acquiring Fund purchases a default option on a security, and if no default occurs with respect to the security, the Acquiring Fund’s loss is limited to the premium it paid for the default option. In contrast, if there is a default by the grantor of a default option, the Acquiring Fund’s loss will include both the premium that it paid for the option and the decline in value of the underlying security that the default option hedged.

New Products. The financial markets continue to evolve and financial products continue to be developed. The Acquiring Fund reserves the right to invest in new financial products as they are developed or become more widely accepted. As with any new financial product, these products will entail risks, including risks to which the Acquiring Fund currently is not subject.

Appendix D contains further information about the characteristics, risks and possible benefits of Strategic Transactions and the Acquiring Fund’s other policies and limitations (which are not fundamental policies) relating to investment in futures contracts and options. The principal risks relating to the use of futures contracts and other Strategic Transactions are: (a) less than perfect correlation between the prices of the instrument and the market value of the securities in the Acquiring Fund’s portfolio; (b) possible lack of a liquid secondary market for closing out a position in such instruments; (c) losses resulting from interest rate or other market movements not anticipated by the Advisors; and (d) the obligation to meet additional variation margin or other payment requirements, all of which could result in the Acquiring Fund being in a worse position than if such techniques had not been used. Although the Acquiring Fund does not currently intend for more than 25% of its net assets to be held in the form of derivative exposure to a single counterparty, if derivatives with a single counterparty did exceed 25% of the Acquiring Fund’s net assets the Acquiring Fund would include additional information with respect to the counterparty in its shareholder reports, in accordance with any pronouncements of, or other guidance from, the staff of the Securities and Exchange Commission.

Certain provisions of the U.S. Internal Revenue Code of 1986, as amended may restrict or affect the ability of the Acquiring Fund to engage in Strategic Transactions.

Other Investment Policies and Techniques

Restricted and Illiquid Securities. Certain of the Acquiring Fund’s investments may be illiquid. “Illiquid securities” are securities which cannot be sold within seven days in the ordinary course of business at approximately the value used by the Acquiring Fund in determining its NAV. Illiquid securities may be subject to legal or contractual restrictions on disposition or lack an established secondary trading market. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale.

When-Issued and Forward Commitment Securities. The Acquiring Fund may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis in order to acquire the security or to offset against anticipated changes in interest rates and prices. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. If the Acquiring Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it might incur a gain or loss. At the time the Acquiring Fund enters into a transaction on a when-issued or forward commitment basis, it will designate on its books and records cash or liquid debt securities equal to at least the value of the when-issued or forward commitment securities. The value of these assets will be monitored daily to ensure that their marked to market value will at all times equal or exceed the corresponding obligations of the Acquiring Fund. There is always a risk that the securities may not be delivered and that the Acquiring Fund may incur a loss. Settlements in the ordinary course, which may take substantially more than five business days, are not treated by the Acquiring Fund as when-issued or forward commitment transactions and accordingly are not subject to the foregoing restrictions.

Reverse Repurchase Agreements. The Acquiring Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth herein. Reverse repurchase agreements involve the sale of securities held by the Acquiring Fund with an agreement by the Acquiring Fund to repurchase the securities at an agreed upon price, date and interest payment.

At the time the Acquiring Fund enters into a reverse repurchase agreement, it may designate on its books and records cash and/or liquid assets having a value not less than the repurchase price (including accrued interest). If the Acquiring Fund earmarks such assets, a reverse repurchase agreement will not be considered a senior security under the 1940 Act and therefore will not be considered a borrowing by the Acquiring Fund; however, under certain circumstances in which the Acquiring Fund does not earmark such assets, such reverse repurchase agreement will be considered a borrowing for the purpose of the Acquiring Fund’s limitation on borrowings. The use by the Acquiring Fund of reverse repurchase agreements involves many of the same risks of leverage since the proceeds derived from such reverse repurchase agreements may be invested in additional securities. The Acquiring Fund’s use of leverage through reverse repurchase agreements will be subject to the Acquiring Fund’s policy with respect to the use of leverage. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Acquiring Fund has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Acquiring Fund in connection with the reverse repurchase agreement may decline in price.

If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Acquiring Fund’s obligation to repurchase the securities, and the Acquiring Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Acquiring Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

Repurchase Agreements. As temporary investments, the Acquiring Fund may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Acquiring Fund’s holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The

Acquiring Fund will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of the Investment Advisor, present minimal credit risk. The risk to the Acquiring Fund is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Acquiring Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Acquiring Fund may be delayed or limited. The Investment Advisor will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, the Investment Advisor will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

Lending of Securities. The Acquiring Fund may lend portfolio securities to certain borrowers determined to be creditworthy by the Investment Advisor, including to borrowers affiliated with the Investment Advisor. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned. The Acquiring Fund may lend securities with a value up to 33 1/3% of its total assets (including such loans) to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral. The Acquiring Fund may terminate a loan at any time and obtain the return of the securities loaned. The Acquiring Fund receives the value of any interest or cash or non-cash distributions paid on the loaned securities.

With respect to loans that are collateralized by cash, the borrower may be entitled to receive a fee based on the amount of cash collateral. The Acquiring Fund is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, the Acquiring Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral received by the Acquiring Fund for such loans, and uninvested cash, may be invested, among other things, in a private investment company managed by an affiliate of the Investment Advisor or in registered money market funds advised by the Investment Advisor or its affiliates; such investments are subject to investment risk.

The Acquiring Fund conducts its securities lending pursuant to an exemptive order from the SEC permitting it to lend portfolio securities to borrowers affiliated with the Acquiring Fund and to retain an affiliate of the Acquiring Fund as lending agent. To the extent that the Acquiring Fund engages in securities lending, BlackRock Investment Management, LLC (“BIM”), an affiliate of the Investment Advisor, acts as securities lending agent for the Acquiring Fund, subject to the overall supervision of the Investment Advisor. BIM administers the lending program in accordance with guidelines approved by the Board. Pursuant to the current securities lending agreement, BIM may lend securities only when the difference between the borrower rebate rate and the risk free rate exceeds a certain level (such securities, the “specials only securities”).

To the extent that the Acquiring Fund engages in securities lending, the Acquiring Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral (and excludes collateral investment expenses as defined below), and any fees or other payments to and from borrowers of securities. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Acquiring Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan in a private investment company managed by an affiliate of the Investment Advisor, however, BIM has agreed to cap the collateral investment expenses the Acquiring Fund bears to an annual rate of 0.04% of the daily net assets of such private investment company (the “collateral investment expenses”). In addition, in accordance with the exemptive order, the investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Acquiring Fund. Such shares also will not be subject to a sales load, redemption fee, distribution fee or service fee.

Pursuant to the current securities lending agreement, the Acquiring Fund retains 80% of securities lending income (which excludes collateral investment expenses).

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Closed-End Complex in a calendar year exceeds the breakpoint dollar threshold applicable in the given year set forth in the securities lending agreement, the Acquiring Fund, pursuant to the current securities lending agreement, will receive for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment expenses).

Below Investment Grade Securities. The Acquiring Fund may invest in securities rated below investment grade, such as those rated Ba or below by Moody’s Investors Service, Inc. (“Moody’s”) or BB or below by Standard & Poor’s Ratings Group, a division of The McGraw-Hill Companies, Inc. (“S&P”) or Fitch Ratings (“Fitch”) or securities comparably rated by other rating agencies or in unrated securities determined by the Advisor or Sub-Advisor to be of comparable quality. Securities rated below investment grade commonly are referred to as “junk bonds.” Securities rated Ba and below by Moody’s and Fitch are judged to have speculative elements, their future cannot be considered as well assured and often the protection of interest and principal payments may be very moderate. Securities rated BB by S&P are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments.

Lower grade securities, though high yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The retail secondary market for lower grade securities may be less liquid than that of higher rated securities; adverse conditions could make it difficult at times for the Acquiring Fund to sell certain securities or could result in lower prices than those used in calculating the Acquiring Fund’s net asset value.

The prices of debt securities generally are inversely related to interest rate changes; however, the price volatility caused by fluctuating interest rates of securities also is inversely related to the coupons of such securities. Accordingly, below investment grade securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity because of their higher coupon. This higher coupon is what the investor receives in return for bearing greater credit risk. The higher credit risk associated with below investment grade securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity.

Lower grade securities may be particularly susceptible to economic downturns. It is likely that an economic recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.

The ratings of Moody’s, S&P and other rating agencies represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, the Investment Advisor also will independently evaluate these securities and the ability for the issuers of such securities to pay interest and principal. To the extent that the Acquiring Fund invests in lower grade securities that have not been rated by a rating agency, the Acquiring Fund’s ability to achieve its investment objectives will be more dependent on the Investment Advisor’s credit analysis than would be the case when the Acquiring Fund invests in rated securities.

RISK FACTORS AND SPECIAL CONSIDERATIONS

The following information supplements the discussion of the Acquiring Fund’s risk factors that are described in the Joint Proxy Statement/Prospectus and the preceding discussion of the Acquiring Fund’s investment objective, investment policies and techniques.

Structured Investments Risks. The Acquiring Fund may invest in structured products, including structured notes, and other types of structured products. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Acquiring Fund may have the right to receive payments only from the structured product and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying structured products will rise or fall, these prices (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a structured product uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining such financing, which may adversely affect the value of the structured products owned by the Acquiring Fund.

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Structured Notes Risk. Investments in structured notes involve risks, including credit risk and market risk. Where the Acquiring Fund’s investments in structured notes are based upon the movement of one or more factors, including currency exchange rates, interest rates, referenced bonds and stock indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero and any further changes in the reference instrument may then reduce the principal amount payable on maturity. Structured notes may be less liquid than other types of securities and more volatile than the reference instrument or security underlying the note.

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Event-Linked Securities Risk. Event-linked securities are a form of derivative issued by insurance companies and insurance-related special purpose vehicles that apply securitization techniques to catastrophic property and casualty damages. Unlike other insurable low-severity, high-probability events, the insurance risk of which can be diversified by writing large numbers of similar policies, the holders of a typical event-linked securities are exposed to the risks from high-severity, low-probability events such as that posed by major earthquakes or hurricanes. If a catastrophe occurs that “triggers” the event-linked security, investors in such security may lose some or all of the capital invested. In the case of an event, the funds are paid to the bond sponsor—an insurer, reinsurer or corporation—to cover losses. In return, the bond sponsors pay interest to investors for this catastrophe protection. Event-linked securities can be structured to pay-off on three types of variables—insurance-industry catastrophe loss indices, insure-specific catastrophe losses and parametric indices based on the physical characteristics of catastrophic events. Such variables are difficult to predict or model, and the risk and potential return profiles of event-linked securities may be difficult to assess. Catastrophe-related event-linked securities have been in use since the 1990s, and the securitization and risk-transfer aspects of such event-linked securities are beginning to be employed in other insurance and risk-related areas. No active trading market may exist for certain event-linked securities, which may impair the ability of the Acquiring Fund to realize full value in the event of the need to liquidate such assets.

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Equity-Linked Notes Risk. Equity-linked notes are hybrid securities with characteristics of both fixed income and equity securities. An equity-linked note is a debt instrument, usually a bond, that pays interest based upon the performance of an underlying equity, which can be a single stock, basket of stocks or an equity index. The interest payment on an equity-linked note may in some cases be leveraged so that, in percentage terms, it exceeds the relative performance of the market. Equity-linked notes generally are subject to the risks associated with the securities of equity issuers, default risk and counterparty risk.

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Credit-Linked Securities Risk. A credit-linked security is a derivative instrument. It is a synthetic obligation between two or more parties where the payment of principal and/or interest is based on the performance of some obligation (a reference obligation). In addition to the credit risk of the reference obligations and interest rate risk, the buyer/seller of the credit-linked security is subject to counterparty risk.

Strategic Transactions and Derivatives Risks. The Acquiring Fund may engage in various Strategic Transactions for portfolio management purposes. The risks associated with Strategic Transactions include (i) the imperfect correlation between the value of such instruments and the underlying assets, (ii) the possible default of the counterparty to the transaction, (iii) illiquidity of the derivative instruments, and (iv) high volatility losses caused by unanticipated market movements, which are potentially unlimited. Although both over-the-counter and exchange-traded derivatives markets may experience the lack of liquidity, over-the-counter non-standardized derivative transactions are generally less liquid than exchange-traded instruments. Furthermore, the Acquiring Fund’s ability to successfully use Strategic Transactions depends on the Advisors’ ability to predict pertinent securities prices, interest rates, currency exchange rates and other economic factors, which cannot be assured. The use of Strategic Transactions may result in losses greater than if they had not been used, may require the Acquiring Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Acquiring Fund can realize on an investment or may cause the Acquiring Fund to hold a security that it might otherwise sell. Additionally, liquid assets designated on the Acquiring Fund’s books and records, amounts paid by the Acquiring Fund as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Acquiring Fund for investment purposes.

Derivatives may give rise to a form of leverage and may expose the Acquiring Fund to greater risk and increase its costs. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation is not yet known and may not be known for some time. New regulation may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the value or performance of derivatives.

The Acquiring Fund’s use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks such as credit risk, leverage risk, liquidity risk, correlation risk and index risk as described below:

Credit Risk—the risk that the counterparty in a derivative transaction will be unable to honor its financial obligation to the Acquiring Fund, or the risk that the reference entity in a derivative will not be able to honor its financial obligations. In particular, derivatives traded in over-the-counter (“OTC”) markets often are not guaranteed by an exchange or clearing corporation and often do not require payment of margin, and to the extent that the Acquiring Fund has unrealized gains in such instruments or has deposited collateral with its counterparties the Acquiring Fund is at risk that its counterparties will become bankrupt or otherwise fail to honor its obligations.

Currency Risk—the risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment.

Leverage Risk—the risk associated with certain types of investments or trading strategies (such as, for example, borrowing money to increase the amount of investments) that relatively small market movements may result in large changes in the value of an investment. Certain transactions in derivatives (such as futures transactions or sales of put options) involve substantial leverage risk and may expose the Acquiring Fund to potential losses that exceed the amount originally invested by the Acquiring Fund. When the Acquiring

Fund engages in such a transaction, the Acquiring Fund will designate on its books and records liquid assets with a value at least equal to the Acquiring Fund’s exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the SEC). Such designation will ensure that the Acquiring Fund has assets available to satisfy its obligations with respect to the transaction, but will not limit the Acquiring Fund’s exposure to loss.

Liquidity Risk—the risk that certain securities may be difficult or impossible to sell at the time that the Acquiring Fund would like or at the price that the Acquiring Fund as seller believes the security is currently worth. There can be no assurance that, at any specific time, either a liquid secondary market will exist for a derivative or the Acquiring Fund will otherwise be able to sell such instrument at an acceptable price. It may, therefore, not be possible to close a position in a derivative without incurring substantial losses, if at all. The absence of liquidity may also make it more difficult for the Acquiring Fund to ascertain a market value for such instruments. Although both OTC and exchange-traded derivatives markets may experience a lack of liquidity, certain derivatives traded in OTC markets, including indexed securities, swaps and OTC options, involve substantial liquidity risk. The illiquidity of the derivatives markets may be due to various factors, including congestion, disorderly markets, limitations on deliverable supplies, the participation of speculators, government regulation and intervention, and technical and operational or system failures. In addition, the liquidity of a secondary market in an exchange-traded derivative contract may be adversely affected by “daily price fluctuation limits” established by the exchanges that limit the amount of fluctuation in an exchange-traded contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open positions. Prices have in the past moved beyond the daily limit on a number of consecutive trading days. If it is not possible to close an open derivative position entered into by the Acquiring Fund, the Acquiring Fund would continue to be required to make daily cash payments of variation margin in the event of adverse price movements. In such a situation, if the Acquiring Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so.

Correlation Risk—the risk that changes in the value of a derivative will not match the changes in the value of the portfolio holdings that are being hedged or of the particular market or security to which the Acquiring Fund seeks exposure through the use of the derivative. There are a number of factors which may prevent a derivative instrument from achieving the desired correlation (or inverse correlation) with an underlying asset, rate or index, such as the impact of fees, expenses and transaction costs, the timing of pricing, and disruptions or illiquidity in the markets for such derivative instrument.

Index Risk—if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Acquiring Fund could receive lower interest payments or experience a reduction in the value of the derivative to below the price that the Acquiring Fund paid for such derivative. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

Volatility Risk—the risk that the Acquiring Fund’s use of derivatives may reduce income or gain and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price over a defined time period. The Acquiring Fund could suffer losses related to its derivative positions as a result of unanticipated market movements, which losses are potentially unlimited.

When a derivative is used as a hedge against a position that the Acquiring Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Acquiring Fund’s hedging transactions will be effective. The Acquiring Fund could also suffer losses related to its derivative positions as a result of unanticipated market movements, which losses are potentially unlimited. The Advisors may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Acquiring Fund’s derivatives positions to lose value. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Acquiring Fund to sell or otherwise close a derivatives position could expose the Acquiring Fund to losses and could make derivatives more difficult for the Acquiring Fund to value accurately.

When engaging in a hedging transaction, the Acquiring Fund may determine not to seek to establish a perfect correlation between the hedging instruments utilized and the portfolio holdings being hedged. Such an imperfect correlation may prevent the Acquiring Fund from achieving the intended hedge or expose the Acquiring Fund to a risk of loss. The Acquiring Fund may also determine not to hedge against a particular risk because it does not regard the probability of the risk occurring to be sufficiently high as to justify the cost of the hedge or because it does not foresee the occurrence of the risk. It may not be possible for the Acquiring Fund to hedge against a change or event at attractive prices or at a price sufficient to protect the assets of the Acquiring Fund from the decline in value of the portfolio positions anticipated as a result of such change. The Acquiring Fund may also be restricted in its ability to effectively manage the portion of its assets that are segregated or designated on its books and records to cover its obligations. In addition, it may not be possible to hedge at all against certain risks.

If the Acquiring Fund invests in a derivative instrument it could lose more than the principal amount invested. Moreover, derivatives raise certain tax, legal, regulatory and accounting issues that may not be presented by investments in securities, and there is some risk that certain issues could be resolved in a manner that could adversely impact the performance of the Acquiring Fund.

The Acquiring Fund is not required to use derivatives or other portfolio strategies to seek to increase return or to seek to hedge its portfolio and may choose not to do so. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Acquiring Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. Although the Advisors seek to use derivatives to further the Acquiring Fund’s investment objectives, there is no assurance that the use of derivatives will achieve this result.

Counterparty Risk. The Acquiring Fund will be subject to credit risk with respect to the counterparties to the derivative contracts purchased by the Acquiring Fund. Because derivative transactions in which the Acquiring Fund may engage may involve instruments that are not traded on an exchange but are instead traded between counterparties based on contractual relationships, the Acquiring Fund is subject to the risk that a counterparty will not perform its obligations under the related contracts. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Acquiring Fund may experience significant delays in obtaining any recovery in bankruptcy or other reorganization proceedings. The Acquiring Fund may obtain only a limited recovery, or may obtain no recovery, in such circumstances. Although the Acquiring Fund intends to enter into transactions only with counterparties that the Advisors believe to be creditworthy, there can be no assurance that, as a result, a counterparty will not default and that the Acquiring Fund will not sustain a loss on a transaction. In the event of the counterparty’s bankruptcy or insolvency, the Acquiring Fund’s collateral may be subject to the conflicting claims of the counterparty’s creditors, and the Acquiring Fund may be exposed to the risk of a court treating the Acquiring Fund as a general unsecured creditor of the counterparty, rather than as the owner of the collateral.

The counterparty risk for cleared derivatives is generally lower than for uncleared over-the-counter derivative transactions since generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing organization for performance of financial obligations under the derivative contract. However, there can be no assurance that a clearing organization, or its members, will satisfy its obligations to the Acquiring Fund.

In addition, the Acquiring Fund is subject to the risk that issuers of the instruments in which it invests and trades may default on their obligations under those instruments, and that certain events may occur that have an immediate and significant adverse effect on the value of those instruments. There can be no assurance that an issuer of an instrument in which the Acquiring Fund invests will not default, or that an event that has an immediate and significant adverse effect on the value of an instrument will not occur, and that the Acquiring Fund will not sustain a loss on a transaction as a result.

Options Risk. There are several risks associated with transactions in options on securities and indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange (“Exchange”) may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the OCC may not at all times be adequate to handle current trading volume; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

Futures Transactions and Options Risk. The primary risks associated with the use of futures contracts and options are (a) the imperfect correlation between the change in market value of the instruments held by the Acquiring Fund and the price of the futures contract or option; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Advisors’ inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations.

Investment in futures contracts involves the risk of imperfect correlation between movements in the price of the futures contract and the price of the security being hedged. The hedge will not be fully effective when there is imperfect correlation between the movements in the prices of two financial instruments. For example, if the price of the futures contract moves more or less than the price of the hedged security, the Acquiring Fund will experience either a loss or gain on the futures contract which is not completely offset by movements in the price of the hedged securities. To compensate for imperfect correlations, the Acquiring Fund may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, the Acquiring Fund may purchase or sell fewer futures contracts if the volatility of the price of the hedged securities is historically lower than that of the futures contracts.

The particular securities comprising the index underlying a securities index financial futures contract may vary from the securities held by the Acquiring Fund. As a result, the Acquiring Fund’s ability to hedge effectively all or a portion of the value of its securities through the use of such financial futures contracts will depend in part on the degree to which price movements in the index underlying the financial futures contract correlate with the price movements of the securities held by the Acquiring Fund. The correlation may be affected by disparities in the average maturity, ratings, geographical mix or structure of the Acquiring Fund’s investments as compared to those comprising the securities index and general economic or political factors. In addition, the correlation between movements in the value of the securities index may be subject to change over time as additions to and deletions from the securities index alter its structure. The correlation between futures contracts on U.S. Government securities and the securities held by the Acquiring Fund may be adversely affected by similar factors and the risk of imperfect correlation between movements in the prices of such futures contracts and the prices of securities held by the Acquiring Fund may be greater. The trading of futures contracts also is subject to certain market risks, such as inadequate trading activity, which could at times make it difficult or impossible to liquidate existing positions.

The Acquiring Fund may liquidate futures contracts it enters into through offsetting transactions on the applicable contract market. There can be no assurance, however, that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close out a futures position. In the event of adverse price movements, the Acquiring Fund would continue to be required to make daily cash payments of variation margin. In such situations, if the Acquiring Fund has insufficient cash, it may be required to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. The inability to close out futures positions also could have an adverse impact on the Acquiring Fund’s ability to hedge effectively its investments in securities. The liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodity exchanges that limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. Prices have in the past moved beyond the daily limit on a number of consecutive trading days.

The successful use of transactions in futures and related options also depends on the ability of the Advisors to forecast correctly the direction and extent of interest rate movements within a given time frame. To the extent interest rates remain stable during the period in which a futures contract or option is held by the Acquiring Fund or such rates move in a direction opposite to that anticipated, the Acquiring Fund may realize a loss on the strategic transaction which is not fully or partially offset by an increase in the value of portfolio securities. As a result, the Acquiring Fund’s total return for such period may be less than if it had not engaged in the strategic transaction.

Because of low initial margin deposits made upon the opening of a futures position, futures transactions involve substantial leverage. As a result, relatively small movements in the price of the futures contracts can result in substantial unrealized gains or losses. There is also the risk of loss by the Acquiring Fund of margin deposits in the event of bankruptcy of a broker with which the Acquiring Fund has an open position in a financial futures contract. Because the Acquiring Fund will engage in the purchase and sale of futures contracts for hedging purposes or to seek to enhance the Acquiring Fund’s return, any losses incurred in connection therewith may, if the strategy is successful, be offset in whole or in part by increases in the value of securities held by the Acquiring Fund or decreases in the price of securities the Acquiring Fund intends to acquire.

General Risk Factors in Hedging Foreign Currency. Hedging transactions involving Currency Instruments involve substantial risks, including correlation risk. While the Acquiring Fund’s use of Currency Instruments to effect hedging strategies is intended to reduce the volatility of the NAV of the Acquiring Fund’s common shares, the NAV of the Acquiring Fund’s common shares will fluctuate. Moreover, although Currency Instruments may be used with the intention of hedging against adverse currency movements, transactions in Currency Instruments involve the risk that anticipated currency movements will not be accurately predicted and that the Acquiring Fund’s hedging strategies will be ineffective. To the extent that the Acquiring Fund hedges against anticipated currency movements that do not occur, the Acquiring Fund may realize losses and decrease its total return as the result of its hedging transactions. Furthermore, the Acquiring Fund will only engage in hedging activities from time to time and may not be engaging in hedging activities when movements in currency exchange rates occur.

It may not be possible for the Acquiring Fund to hedge against currency exchange rate movements, even if correctly anticipated, in the event that (i) the currency exchange rate movement is so generally anticipated that the Acquiring Fund is not able to enter into a hedging transaction at an effective price, or (ii) the currency exchange rate movement relates to a market with respect to which Currency Instruments are not available and it is not possible to engage in effective foreign currency hedging. The cost to the Acquiring Fund of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency exchange usually are conducted on a principal basis, no fees or commissions are involved.

Foreign Currency Forwards Risk. Forward foreign currency exchange contracts do not eliminate fluctuations in the value of Non-U.S. Securities but rather allow the Acquiring Fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

In connection with its trading in forward foreign currency contracts, the Acquiring Fund will contract with a foreign or domestic bank, or foreign or domestic securities dealer, to make or take future delivery of a specified amount of a particular currency. There are no limitations on daily price moves in such forward contracts, and banks and dealers are not required to continue to make markets in such contracts. There have been periods during which certain banks or dealers have refused to quote prices for such forward contracts or have quoted prices with an unusually wide spread between the price at which the bank or dealer is prepared to buy and that at which it is prepared to sell. Governmental imposition of credit controls might limit any such forward contract trading. With respect to its trading of forward contracts, if any, the Acquiring Fund will be subject to the risk of bank or dealer failure and the inability of, or refusal by, a bank or dealer to perform with respect to such contracts. Any such default would deprive the Acquiring Fund of any profit potential or force the Acquiring Fund to cover its commitments for resale, if any, at the then market price and could result in a loss to the Acquiring Fund.

The Acquiring Fund may also engage in proxy hedging transactions to reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities. Proxy hedging is often used when the currency to which the Acquiring Fund is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Acquiring Fund’s securities are, or are expected to be, denominated, and to buy U.S. dollars. Proxy hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Acquiring Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. In addition, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Acquiring Fund is engaging in proxy hedging. The Acquiring Fund may also cross-hedge currencies by entering into forward contracts to sell one or more currencies that are expected to decline in value relative to other currencies to which the Acquiring Fund has or in which the Acquiring Fund expects to have portfolio exposure. For example, the Acquiring Fund may hold both Canadian government bonds and Japanese government bonds, and the Advisors may believe that Canadian dollars will deteriorate against Japanese yen. The Acquiring Fund would sell Canadian dollars to reduce its exposure to that currency and buy Japanese yen. This strategy would be a hedge against a decline in the value of Canadian dollars, although it would expose the Acquiring Fund to declines in the value of the Japanese yen relative to the U.S. dollar.

Some of the forward non-U.S. currency contracts entered into by the Acquiring Fund may be classified as non-deliverable forwards (“NDFs”). NDFs are cash-settled, short-term forward contracts that may be thinly traded or are denominated in non-convertible foreign currency, where the profit or loss at the time at the settlement date is calculated by taking the difference between the agreed upon exchange rate and the spot rate at the time of settlement, for an agreed upon notional amount of funds. All NDFs have a fixing date and a settlement date. The fixing date is the date at which the difference between the prevailing market exchange rate and the agreed upon exchange rate is calculated. The settlement date is the date by which the payment of the difference is due to the party receiving payment. NDFs are commonly quoted for time periods of one month up to two years, and are normally quoted and settled in U.S. dollars. They are often used to gain exposure to and/or hedge exposure to foreign currencies that are not internationally traded.

Currency Futures Risk. The Acquiring Fund may also seek to hedge against the decline in the value of a currency or, to the extent applicable, to enhance returns, through use of currency futures or options thereon.

Currency futures are similar to forward foreign exchange transactions except that futures are standardized, exchange-traded contracts while forward foreign exchange transactions are traded in the OTC market. Currency futures involve substantial currency risk, and also involve leverage risk.

Currency Options Risk. The Acquiring Fund may also seek to hedge against the decline in the value of a currency or, to the extent applicable, to enhance returns, through the use of currency options. Currency options are similar to options on securities. For example, in consideration for an option premium the writer of a currency option is obligated to sell (in the case of a call option) or purchase (in the case of a put option) a specified amount of a specified currency on or before the expiration date for a specified amount of another currency. The Acquiring Fund may engage in transactions in options on currencies either on exchanges or OTC markets. Currency options involve substantial currency risk, and may also involve credit, leverage or liquidity risk.

Currency Swaps Risk. In order to protect against currency fluctuations, the Acquiring Fund may enter into currency swaps. The Acquiring Fund may also hedge portfolio positions through currency swaps, which are transactions in which one currency is simultaneously bought for a second currency on a spot basis and sold for the second currency on a forward basis. Currency swaps involve the exchange of the rights of the Acquiring Fund and another party to make or receive payments in specified currencies. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Because currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.

Over-the-Counter Trading Risk. The derivative instruments that may be purchased or sold by the Acquiring Fund may include instruments not traded on an exchange. The risk of nonperformance by the counterparty to an instrument may be greater than, and the ease with which the Acquiring Fund can dispose of or enter into closing transactions with respect to an instrument may be less than, the risk associated with an exchange traded instrument. In addition, significant disparities may exist between “bid” and “asked” prices for derivative instruments that are not traded on an exchange. The absence of liquidity may make it difficult or impossible for the Acquiring Fund to sell such instruments promptly at an acceptable price. Derivative instruments not traded on exchanges also are not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with the transactions. Because derivatives traded in OTC markets generally are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that the Acquiring Fund has unrealized gains in such instruments or has deposited collateral with its counterparties the Acquiring Fund is at risk that its counterparties will become bankrupt or otherwise fail to honor its obligations.

Clearing Broker and Central Clearing Counterparty Risks. The CEA requires swaps and futures clearing brokers registered as “futures commission merchants” to segregate all funds received from customers with respect to any orders for the purchase or sale of U.S. domestic futures contracts and cleared swaps from the brokers’ proprietary assets. Similarly, the CEA requires each futures commission merchant to hold in a separate secure account all funds received from customers with respect to any orders for the purchase or sale of foreign futures contracts and segregate any such funds from the funds received with respect to domestic futures contracts. However, all funds and other property received by a clearing broker from its customers are held by the clearing broker on a commingled basis in an omnibus account and may be freely accessed by the clearing broker, which may also invest any such funds in certain instruments permitted under the applicable regulations. There is a risk that assets deposited by the Acquiring Fund with any swaps or futures clearing broker as margin for futures contracts or cleared swaps may, in certain circumstances, be used to satisfy losses of other clients of the Acquiring Fund’s clearing broker. In addition, the assets of the Acquiring Fund might not be fully protected in the event of the Acquiring Fund’s clearing broker’s bankruptcy, as the Acquiring Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s combined domestic customer accounts.

Similarly, the CEA requires a clearing organization approved by the CFTC as a derivatives clearing organization to segregate all funds and other property received from a clearing member’s clients in connection with domestic futures and options contracts from any funds held at the clearing organization to support the clearing member’s proprietary trading. Nevertheless, all customer funds held at a clearing organization in connection with any futures or options contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. With respect to futures and options contracts, a clearing organization may use assets of a non-defaulting customer held in an omnibus account at the clearing organization to satisfy payment obligations of a defaulting customer of the clearing member to the clearing organization. As a result, in the event of a default of the clearing broker’s other clients or the clearing broker’s failure to extend its own funds in connection with any such default, the Acquiring Fund would not be able to recover the full amount of assets deposited by the clearing broker on behalf of the Acquiring Fund with the clearing organization.

Dodd-Frank Act Risk. Title VII of the Dodd-Frank Act (the “Derivatives Title”) imposes a new regulatory structure on derivatives markets, with particular emphasis on swaps and security-based swaps (collectively “swaps”). This new regulatory framework covers a broad range of swap market participants, including banks, non-banks, credit unions, insurance companies, broker-dealers and investment advisers. The SEC, other U.S. regulators, and to a lesser extent the CFTC (the “Regulators”) still are in the process of adopting regulations to implement the Derivatives Title, though certain aspects of the new regulatory structure are substantially complete. Until the Regulators complete their rulemaking efforts, the full extent to which the Derivatives Title and the rules adopted thereunder will impact the Acquiring Fund is unclear. It is possible that the continued development of this new regulatory structure for swaps may jeopardize certain trades and/or trading strategies that may be employed by the Advisors, or at least make them more costly.

Recently, new regulations have required the mandatory central clearing and mandatory exchange trading of particular types of interest rate swaps and index credit default swaps (together, “Covered Swaps”). Together, these new regulatory requirements change the Acquiring Fund’s trading of Covered Swaps. With respect to mandatory central clearing, the Acquiring Fund is now required to clear its Covered Swaps through a clearing broker, which requires, among other things, posting initial margin and variation margin to the Acquiring Fund’s clearing broker in order to enter into and maintain positions in Covered Swaps. With respect to mandatory exchange trading, the Advisors may be required to become participants of a new type of execution platform called a swap execution facility (“SEF”) or may be required to access the SEF through an intermediary (such as an executing broker) in order to be able to trade Covered Swaps for the Acquiring Fund. In either scenario, the Advisors and/or the Acquiring Fund may incur additional legal and compliance costs and transaction fees. Just as with the other regulatory changes imposed as a result of the implementation of the Derivatives Title, the increased costs and fees associated with trading Covered Swaps may jeopardize certain trades and/or trading strategies that may be employed by the Advisors, or at least make them more costly.

Additionally, the Regulators plan to finalize proposed regulations that would require swap dealers to collect from the Acquiring Fund initial margin and variation margin for uncleared derivatives transactions and that would impose upon swap dealers new capital requirements. These requirements, when finalized, may make certain types of trades and/or trading strategies more costly or impermissible.

There may be market dislocations due to uncertainty during the implementation period of any new regulation and the Advisors cannot know how the derivatives market will adjust to new regulations. Until the Regulators complete the rulemaking process for the Derivatives Title, it is unknown the extent to which such risks may materialize.

Legal and Regulatory Risk. At any time after the date hereof, legislation or additional regulations may be enacted that could negatively affect the assets of the Acquiring Fund. Changing approaches to regulation may have a negative impact on the securities in which the Acquiring Fund invests. Legislation or regulation may also change the way in which the Acquiring Fund itself is regulated. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Acquiring Fund or will not impair the ability of the Acquiring Fund to achieve its investment objectives. In addition, as new rules and regulations resulting from the passage of the Dodd-Frank Act are implemented and new international capital and liquidity requirements are introduced under the Basel III Accords (“Basel III”), the market may not react the way the Advisors expect. Whether the Acquiring Fund achieves its investment objectives may depend on, among other things, whether the Advisors correctly forecast market reactions to this and other legislation. In the event the Advisors incorrectly forecast market reaction, the Acquiring Fund may not achieve its investment objectives.

Preferred Securities Risk. There are special risks associated with investing in preferred securities, including:

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Deferral. Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If the Acquiring Fund owns a preferred security that is deferring its distributions, the Acquiring Fund may be required to report income for tax purposes although it has not yet received such income.

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Subordination. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure in terms of having priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than debt instruments.

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Limited Voting Rights. Generally, preferred security holders (such as the Acquiring Fund) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights. In the case of trust preferred securities, holders generally have no voting rights, except if (i) the issuer fails to pay dividends for a specified period of time or (ii) a declaration of default occurs and is continuing.

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Special Redemption Rights. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by certain changes in U.S. federal income tax or securities laws. As with call provisions, a special redemption by the issuer may negatively impact the return of the security held by the Acquiring Fund.

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Trust Preferred Securities. The Acquiring Fund may invest in trust preferred securities. Trust preferred securities are typically issued by corporations, generally in the form of interest bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The trust preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates.

Trust preferred securities are typically junior and fully subordinated liabilities of an issuer and benefit from a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, trust preferred securities typically permit an issuer to defer the payment of income for five years or more without triggering an event of default. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without default consequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative payments on the trust preferred securities have not been made), these trust preferred securities are often treated as close substitutes for traditional preferred securities, both by issuers and investors.

Trust preferred securities include but are not limited to trust originated preferred securities (“TOPRS®”); monthly income preferred securities (“MIPS®”); quarterly income bond securities (“QUIBS®” ); quarterly income debt securities (“QUIDS®”); quarterly income preferred securities (“QUIPSSM”); corporate trust securities (“CORTS®”); public income notes (“PINES®”); and other trust preferred securities.

Trust preferred securities are typically issued with a final maturity date, although some are perpetual in nature. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without default. No redemption can typically take place unless all cumulative payment obligations have been met, although issuers may be able to engage in open-market repurchases without regard to whether all payments have been paid.

Many trust preferred securities are issued by trusts or other special purpose entities established by operating companies and are not a direct obligation of an operating company. At the time the trust or special purpose entity sells such preferred securities to investors, it purchases debt of the operating company (with terms comparable to those of the trust or special purpose entity securities), which enables the operating company to deduct for tax purposes the interest paid on the debt held by the trust or special purpose entity. The trust or special purpose entity is generally required to be treated as transparent for Federal income tax purposes such that the holders of the trust preferred securities are treated as owning beneficial interests in the underlying debt of the operating company. Accordingly, payments on the trust preferred securities are treated as interest rather than dividends for Federal income tax purposes. The trust or special purpose entity in turn would be a holder of the operating company’s debt and would have priority with respect to the operating company’s earnings and profits over the operating company’s common shareholders, but would typically be subordinated to other classes of the operating company’s debt. Typically a preferred share has a rating that is slightly below that of its corresponding operating company’s senior debt securities.

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New Types of Securities. From time to time, preferred securities, including trust preferred securities, have been, and may in the future be, offered having features other than those described herein. The Acquiring Fund reserves the right to invest in these securities if the Advisors believe that doing so would be consistent with the Acquiring Fund’s investment objectives and investment policies. Since the market for these instruments would be new, the Acquiring Fund may have difficulty disposing of them at a suitable price and time. In addition to limited liquidity, these instruments may present other risks, such as high price volatility.

Convertible Securities Risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. As with all fixed income securities, the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not decline in price to the same extent as the underlying common stock. Convertible securities rank senior to common stock in an issuer’s capital structure and consequently entail less risk than the issuer’s common stock.

The value of convertible securities is influenced by both the yield on nonconvertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.” To the extent interest rates change, the investment value of the convertible security typically will fluctuate. At the same time, however, the value of the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock. If the conversion value of a convertible security is substantially below its investment value, the price of the convertible security is governed principally by its investment value. To the extent the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the price of the convertible security will be influenced principally by its conversion value. A convertible security will sell at a premium over the conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed income security. The yield and conversion premium of convertible securities issued in Japan and the Euromarkets are frequently determined at levels that cause the conversion value to affect their market value more than the securities’ investment value.

Holders of convertible securities generally have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to other debt securities of the same issuer. A convertible security may be subject to redemption at the option of the issuer at a price established in a charter provision, indenture or other governing instrument pursuant to which the convertible security was issued. If a convertible security held by the Acquiring Fund is called for redemption, the Acquiring Fund will be required to redeem the security, convert it into the underlying common stock or sell it to a third party. Certain convertible debt securities may provide a put option to the holder, which entitles the holder to cause the security to be redeemed by the issuer at a premium over the stated principal amount of the debt security under certain circumstances.

The Acquiring Fund may also invest in synthetic convertible securities. Synthetic convertible securities may include either Cash-Settled Convertibles or Manufactured Convertibles. Cash-Settled Convertibles are instruments that are created by the issuer and have the economic characteristics of traditional convertible securities but may not actually permit conversion into the underlying equity securities in all circumstances. As an example, a private company may issue a Cash-Settled Convertible that is convertible into common stock only if the company successfully completes a public offering of its common stock prior to maturity and otherwise pays a cash amount to reflect any equity appreciation. Manufactured Convertibles are created by the Advisors or another party by combining separate securities that possess one of the two principal characteristics of a convertible security, i.e., fixed income (“fixed income component”) or a right to acquire equity securities (“convertibility component”). The fixed income component is achieved by investing in nonconvertible fixed income securities, such as nonconvertible bonds, preferred stocks and money market instruments. The convertibility component is achieved by investing in call options, warrants, or other securities with equity conversion features (“equity features”) granting the holder the right to purchase a specified quantity of the underlying stocks within a specified period of time at a specified price or, in the case of a stock index option, the right to receive a cash payment based on the value of the underlying stock index.

A Manufactured Convertible differs from traditional convertible securities in several respects. Unlike a traditional convertible security, which is a single security that has a unitary market value, a Manufactured Convertible is comprised of two or more separate securities, each with its own market value. Therefore, the total “market value” of such a Manufactured Convertible is the sum of the values of its fixed income component and its convertibility component.

A holder of a synthetic convertible security faces the risk of a decline in the price of the security or the level of the index involved in the convertible component, causing a decline in the value of the security or instrument, such as a call option or warrant, purchased to create the synthetic convertible security. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Because a synthetic convertible security includes the income-producing component as well, the holder of a synthetic convertible security also faces the risk that interest rates will rise, causing a decline in the value of the income-producing instrument. Synthetic convertible securities are also subject to the risks associated with derivatives.

More flexibility is possible in the creation of a Manufactured Convertible than in the purchase of a traditional convertible security. Because many corporations have not issued convertible securities, the Advisors may combine a fixed income instrument and an equity feature with respect to the stock of the issuer of the fixed income instrument to create a synthetic convertible security otherwise unavailable in the market. The Advisors may also combine a fixed income instrument of an issuer with an equity feature with respect to the stock of a different issuer when the Advisors believe such a Manufactured Convertible would better promote the Acquiring Fund’s investment objectives than alternative investments. For example, the Advisors may combine an equity feature with respect to an issuer’s stock with a fixed income security of a different issuer in the same industry to diversify the Acquiring Fund’s credit exposure, or with a U.S. Treasury instrument to create a Manufactured Convertible with a higher credit profile than a traditional convertible security issued by that issuer. A Manufactured Convertible also is a more flexible investment in that its two components may be purchased separately and, upon purchasing the separate securities, “combined” to create a Manufactured Convertible. For example, the Acquiring Fund may purchase a warrant for eventual inclusion in a Manufactured Convertible while postponing the purchase of a suitable bond to pair with the warrant pending development of more favorable market conditions.

The value of a Manufactured Convertible may respond to certain market fluctuations differently from a traditional convertible security with similar characteristics. For example, in the event the Acquiring Fund created a Manufactured Convertible by combining a short-term U.S. Treasury instrument and a call option on a stock, the Manufactured Convertible would be expected to outperform a traditional convertible of similar maturity that is convertible into that stock during periods when Treasury instruments outperform corporate fixed income securities and underperform during periods when corporate fixed income securities outperform Treasury instruments.

Non-U.S. Securities Risk. The Acquiring Fund may invest in Non-U.S. Securities. Such investments involve certain risks not involved in domestic investments. Securities markets in foreign countries often are not as developed, efficient or liquid as securities markets in the United States, and therefore, the prices of Non-U.S. Securities can be more volatile. Certain foreign countries may impose restrictions on the ability of issuers of Non-U.S. Securities to make payments of principal and interest to investors located outside the country. In addition, the Acquiring Fund will be subject to risks associated with adverse political and economic developments in foreign countries, which could cause the Acquiring Fund to lose money on its investments in Non-U.S. Securities. The Acquiring Fund will be subject to additional risks if it invests in Non-U.S. Securities, which include seizure or nationalization of foreign deposits. Non-U.S. Securities may trade on days when the Acquiring Fund’s common shares are not priced or traded.

Rules adopted under the 1940 Act permit the Acquiring Fund to maintain its Non-U.S. Securities and foreign currency in the custody of certain eligible non-U.S. banks and securities depositories, and the Acquiring Fund generally holds its Non-U.S. Securities and foreign currency in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations. Also, the laws of certain countries limit the Acquiring Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for the Acquiring Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the Acquiring Fund can earn on its investments and typically results in a higher operating expense ratio for the Acquiring Fund than for investment companies invested only in the United States.

Certain banks in foreign countries may not be eligible sub-custodians for the Acquiring Fund, in which event the Acquiring Fund may be precluded from purchasing securities in certain foreign countries in which it otherwise would invest or the Acquiring Fund may incur additional costs and delays in providing transportation and custody services for such securities outside of such countries. The Acquiring Fund may encounter difficulties in effecting portfolio transactions on a timely basis with respect to any securities of issuers held outside their countries.

The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Certain foreign economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries. Any of these actions could severely affect securities prices or impair the Acquiring Fund’s ability to purchase or sell Non-U.S.

Securities or transfer the Acquiring Fund’s assets or income back into the United States, or otherwise adversely affect the Acquiring Fund’s operations. In addition, the U.S. Government has from time to time in the past imposed restrictions, through penalties and otherwise, on foreign investments by U.S. investors such as the Acquiring Fund. If such restrictions should be reinstituted, it might become necessary for the Acquiring Fund to invest all or substantially all of its assets in U.S. securities.

Other potential foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing legal judgments in foreign courts and political and social instability. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of the Acquiring Fund’s investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the Acquiring Fund’s investments.

In general, less information is publicly available with respect to foreign issuers than is available with respect to U.S. companies. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for the Advisors to completely and accurately determine a company’s financial condition.

Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on material non-public information about that company. In addition, some countries may have legal systems that may make it difficult for the Acquiring Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its Non-U.S. Securities.

Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments. Communications between the United States and foreign countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates in markets that still rely on physical settlement. At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for the Acquiring Fund to carry out transactions. If the Acquiring Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Acquiring Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Acquiring Fund could be liable for any losses incurred.

While the volume of transactions effected on foreign stock exchanges has increased in recent years, it remains appreciably below that of the NYSE. Accordingly, the Acquiring Fund’s Non-U.S. Securities may be less liquid and their prices may be more volatile than comparable investments in securities in U.S. companies.

A number of countries have authorized the formation of closed-end investment companies to facilitate indirect foreign investment in their capital markets. In accordance with the 1940 Act, the Acquiring Fund may invest up to 10% of its total assets in securities of closed-end investment companies, not more than 5% of which may be invested in any one such company. This restriction on investments in securities of closed-end investment companies may limit opportunities for the Acquiring Fund to invest indirectly in certain smaller capital markets. Shares of certain closed-end investment companies may at times be acquired only at market prices representing premiums to their NAVs. If the Acquiring Fund acquires shares in closed-end investment companies, stockholders would bear both their proportionate share of the Acquiring Fund’s expenses (including investment advisory fees) and, indirectly, the expenses of such closed-end investment companies. The Acquiring Fund also may seek, at its own cost, to create its own investment entities under the laws of certain countries.

Emerging Markets Risk. The Acquiring Fund may invest in Non-U.S. Securities of issuers in so-called “emerging markets” (or lesser developed countries). Such investments are particularly speculative and entail all of the risks of investing in Non-U.S. Securities but to a heightened degree. “Emerging market” countries generally include every nation in the world except developed countries, that is, the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments; (iv) national policies that may limit the Acquiring Fund’s investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests; and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property.

Foreign investment in certain emerging market countries may be restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain emerging market issuers and increase the costs and expenses of the Acquiring Fund. Certain emerging market countries require governmental approval prior to investments by foreign persons in a particular issuer, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors.

Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets. Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain countries with emerging capital markets, reporting standards vary widely.

Many emerging markets have histories of political instability and abrupt changes in policies and these countries may lack the social, political and economic stability characteristic of more developed countries. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that the Acquiring Fund could lose the entire value of its investments in the affected market. Some countries have pervasiveness of corruption and crime that may hinder investments. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth. National policies that may limit the Acquiring Fund’s investment opportunities include restrictions on investment in issuers or industries deemed sensitive to national interests. In such a dynamic environment, there can be no assurance that any or all of these capital markets will continue to present viable investment opportunities for the Acquiring Fund.

Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments. Sometimes, they may lack or be in the relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Acquiring Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. The Acquiring Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation. In addition, communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates.

Depositary Receipts (ADRs, EDRs and GDRs). The Acquiring Fund may invest in the securities of foreign issuers in the form of Depositary Receipts or other securities convertible into securities of foreign issuers. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. The Acquiring Fund may invest in both sponsored and unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and other similar global instruments. ADRs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts, are receipts issued in Europe, typically by foreign banks and trust companies, that evidence ownership of either foreign or domestic underlying securities. GDRs are depositary receipts structured like global debt issues to facilitate trading on an international basis. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer. Depositary Receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.

Sovereign Government and Supranational Debt Risk. Investments in sovereign debt involve special risks. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Political conditions, especially a sovereign entity’s willingness to meet the terms of its debt obligations, are of considerable significance. The ability of a foreign sovereign issuer, especially an emerging market country, to make timely payments on its debt obligations will also be strongly influenced by the sovereign issuer’s balance of payments, including export performance, its access to international credit facilities and investments, fluctuations of interest rates and the extent of its foreign reserves. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, as many external debt obligations bear interest at rates which are adjusted based upon international interest rates. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements. In addition, there is no bankruptcy proceeding with respect to sovereign debt on which a sovereign has defaulted and the Acquiring Fund may be unable to collect all or any part of its investment in a particular issue. Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceeds of sales by foreign investors. These restrictions or controls may at times limit or preclude foreign investment in certain sovereign debt and increase the costs and expenses of the Acquiring Fund.

Below Investment Grade Securities Risk. The Acquiring Fund may invest in securities that are rated, at the time of investment, below investment grade quality (rated Ba/BB or below, or unrated but judged to be of comparable quality by the Advisors), which are commonly referred to as “high yield” or “junk” bonds and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. The value of high yield, lower quality bonds is affected by the creditworthiness of the issuers of the securities and by general economic and specific industry conditions. Issuers of high yield bonds are not perceived to be as strong financially as those with higher credit ratings. These issuers are more vulnerable to financial setbacks and recession than more creditworthy issuers, which may impair their ability to make interest and principal payments. Lower grade securities may be particularly susceptible to economic downturns. It is likely that an economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.

Lower grade securities, though high yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The secondary market for lower grade securities may be less liquid than that for higher rated securities. Adverse conditions could make it difficult at times for the Acquiring Fund to sell certain securities or could result in lower prices than those used in calculating the Acquiring Fund’s NAV. Because of the substantial risks associated with investments in lower grade securities, you could lose money on your investment in common shares of the Acquiring Fund, both in the short-term and the long-term.

The prices of fixed income securities generally are inversely related to interest rate changes; however, below investment grade securities historically have been somewhat less sensitive to interest rate changes than higher quality securities of comparable maturity because credit quality is also a significant factor in the valuation of lower grade securities. On the other hand, an increased rate environment results in increased borrowing costs generally, which may impair the credit quality of low-grade issuers and thus have a more significant effect on the value of some lower grade securities. In addition, the current extraordinary low rate environment has expanded the historic universe of buyers of lower grade securities as traditional investment grade oriented investors have been forced to accept more risk in order to maintain income. As rates rise, these recent entrants to the low-grade securities market may exit the market and reduce demand for lower grade securities, potentially resulting in greater price volatility.

The ratings of Moody’s, S&P and other rating agencies represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, the Advisors also will independently evaluate these securities and the ability of the issuers of such securities to pay interest and principal. To the extent that the Acquiring Fund invests in lower grade securities that have not been rated by a rating agency, the Acquiring Fund’s ability to achieve its investment objectives will be more dependent on the Advisors’ credit analysis than would be the case when the Acquiring Fund invests in rated securities.

U.S. Government Securities Risk. U.S. Government debt securities generally involve lower levels of credit risk than other types of fixed income securities of similar maturities, although, as a result, the yields available from U.S. Government debt securities are generally lower than the yields available from such other securities. Like other fixed income securities, the values of U.S. Government securities change as interest rates fluctuate. On August 5, 2011, S&P lowered its long-term sovereign credit rating on U.S. Government debt to AA+ from AAA with a negative outlook. As of March 31, 2014, this rating remains unchanged, but S&P’s outlook has been upgraded to “stable.” Moody’s affirmed the Aaa long-term sovereign credit rating of U.S. Government debt on November 21, 2011 while maintaining its negative outlook, and as of March 31, 2014, this rating remains unchanged, but Moody’s outlook has been upgraded to “stable.” The downgrade by S&P and any future downgrades by other rating agencies could increase volatility in both stock and bond markets, result in higher interest rates and higher Treasury yields and increase borrowing costs generally. These events could have significant adverse effects on the economy generally and could result in significant adverse impacts on securities issuers and the Acquiring Fund. The Advisors cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets or on the Acquiring Fund’s portfolio.

Warrants Risks. If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Acquiring Fund loses any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Rights Risks. The failure to exercise subscription rights to purchase common stock would result in the dilution of the Acquiring Fund’s interest in the issuing company. The market for such rights is not well developed, and, accordingly, the Acquiring Fund may not always realize full value on the sale of rights.

Reverse Repurchase Agreements Risk. Reverse repurchase agreements involve the risks that the interest income earned on the investment of the proceeds will be less than the interest expense of the Acquiring Fund, that the market value of the securities sold by the Acquiring Fund may decline below the price at which the Acquiring Fund is obligated to repurchase the securities and that the securities may not be returned to the Acquiring Fund. There is no assurance that reverse repurchase agreements can be successfully employed.

Repurchase Agreements Risk. Repurchase agreements typically involve the acquisition by the Acquiring Fund of fixed income securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Acquiring Fund will sell the securities back to the institution at a fixed time in the future. The Acquiring Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Acquiring Fund could experience both delays in liquidating the underlying securities and losses, including possible decline in the value of the underlying security during the period in which the Acquiring Fund seeks to enforce its rights thereto; possible lack of access to income on the underlying security during this period; and expenses of enforcing its rights. While repurchase agreements involve certain risks not associated with direct investments in fixed income securities, the Acquiring Fund follows procedures approved by the Board that are designed to minimize such risks. In addition, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Acquiring Fund generally will seek to liquidate such collateral. However, the exercise of the Acquiring Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Acquiring Fund could suffer a loss.

When-Issued, Forward Commitment and Delayed Delivery Transactions Risk. When-issued and delayed delivery transactions occur when securities are purchased or sold by the Acquiring Fund with payment and delivery taking place in the future to secure an advantageous yield or price. Securities purchased on a when-issued or delayed delivery basis may expose the Acquiring Fund to counterparty risk of default as well as the risk that securities may experience fluctuations in value prior to their actual delivery. The Acquiring Fund will not accrue income with respect to a when-issued or delayed delivery security prior to its stated delivery date. Purchasing securities on a when-issued or delayed delivery basis can involve the additional risk that the price or yield available in the market when the delivery takes place may not be as favorable as that obtained in the transaction itself.

MANAGEMENT OF THE FUNDS

The Board of Directors and Officers

The Board of each Fund currently consists of 11 individuals (each, a “Board Member”), nine of whom are not “interested persons” of each Fund as defined in the 1940 Act (the “Independent Board Members”). The registered investment companies advised by the Investment Advisor or its affiliates (the “BlackRock-Advised Funds”) are organized into one complex of closed-end funds (the “Closed-End Complex”), two complexes of open-end funds (the “Equity-Liquidity Complex” and the “Equity-Bond Complex”) and one complex of exchange-traded funds (the “Exchange-Traded Complex”; each such complex a “BlackRock Fund Complex”). Each Fund is included in the Closed-End Complex. The Board Members also oversee as Board members the operations of the other closed-end registered investment companies included in the Closed-End Complex.

Certain biographical and other information relating to the Board Members and officers of each Fund is set forth below, including their year of birth, their principal occupation for at least the last five years, the length of time served, the total number of investment companies overseen in the BlackRock Fund Complexes and any public directorships or trusteeships.

Please refer to the below table which identifies the Board Members and sets forth certain biographical information about the Board Members for each Fund.

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen**	Other Public Company or Investment Company Directorships Held During Past Five Years***
Non-Interested Board Members

Richard E. Cavanagh 55 East 52nd Street New York, NY 10055 1946	Chairman of the Boards	Since 2007	Trustee, Aircraft Finance Trust from 1999 to 2009; Director, The Guardian Life Insurance Company of America since 1998; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	82 RICs consisting of 82 Portfolios	Arch Chemical (chemical and allied products) from 1999 to 2011

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen**	Other Public Company or Investment Company Directorships Held During Past Five Years***
Karen P. Robards 55 East 52nd Street New York, NY 10055 1950	Vice Chairperson of the Boards and Chairperson of the Audit Committee	Since 2007	Partner of Robards & Company, LLC (financial advisory firm) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Care Investment Trust, Inc. (health care real estate investment trust) from 2007 to 2010; Investment Banker at Morgan Stanley from 1976 to 1987.	82 RICs consisting of 82 Portfolios	AtriCure, Inc. (medical devices) since 2000; Greenhill & Co., Inc. since 2013

Michael J. Castellano 55 East 52nd Street New York, NY 10055 1946	Board Member and Member of the Audit Committee	Since 2011	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) since 2009; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012.	82 RICs consisting of 82 Portfolios	None

Frank J. Fabozzi 55 East 52nd Street New York, NY 10055 1948	Board Member and Member of the Audit Committee	Since 2007	Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011; Adjunct Professor of Finance and Becton Fellow, Yale University from 1994 to 2006.	115 RICs consisting of 237 Portfolios	None

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen**	Other Public Company or Investment Company Directorships Held During Past Five Years***
Kathleen F. Feldstein 55 East 52nd Street New York, NY 10055 1941	Board Member	Since 2007	President of Economics Studies, Inc. (private economic consulting firm) since 1987; Chair, Board of Trustees, McLean Hospital from 2000 to 2008 and Trustee Emeritus thereof since 2008; Member of the Board of Partners Community Healthcare, Inc. from 2005 to 2009; Member of the Corporation of Partners HealthCare since 1995; Trustee, Museum of Fine Arts, Boston since 1992; Member of the Visiting Committee to the Harvard University Art Museum since 2003; Director, Catholic Charities of Boston since 2009.	82 RICs consisting of 82 Portfolios	The McClatchy Company (publishing) since 2006

James T. Flynn 55 East 52nd Street New York, NY 10055 1939	Board Member and Member of the Audit Committee	Since 2007	Chief Financial Officer of JPMorgan & Co., Inc. from 1990 to 1995.	82 RICs consisting of 82 Portfolios	None

Jerrold B. Harris 55 East 52nd Street New York, NY 10055 1942	Board Member	Since 2007	Trustee, Ursinus College since 2000; Director, Troemner LLC (scientific equipment) since 2000; Director, Ducks Unlimited, Inc. (conservation) since 2013; Director of Delta Waterfowl Foundation from 2010 to 2012.; President and Chief Executive Officer, VWR Scientific Products Corporation from 1990 to 1999.	82 RICs consisting of 82 Portfolios	BlackRock Kelso Capital Corp. (business development company) since 2004

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen**	Other Public Company or Investment Company Directorships Held During Past Five Years***
R. Glenn Hubbard 55 East 52nd Street New York, NY 10055 1958	Board Member	Since 2007	Dean, Columbia Business School since 2004; Faculty member, Columbia Business School since 1988.	82 RICs consisting of 82 Portfolios	ADP (data and information services) since 2004; KKR Financial Corporation (finance) from 2004 to 2014; Metropolitan Life Insurance Company (insurance) since 2007

W. Carl Kester 55 East 52nd Street New York, NY 10055 1951	Board Member and Member of the Audit Committee	Since 2007	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008. Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program, from 1999 to 2005. Member of the faculty of Harvard Business School since 1981.	82 RICs consisting of 82 Portfolios	None

Interested Board Members†

Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Board Member	Since 2011	Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	144 RICs consisting of 334 Portfolios	None

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen**	Other Public Company or Investment Company Directorships Held During Past Five Years***
Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Board Member	Since 2007	Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007; Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	144 RICs consisting of 334 Portfolios	None

*	Date shown is the earliest date a person has served for the Funds covered by this Joint Proxy Statement/Prospectus. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Board Members as joining the Funds’ Boards in 2007, each Board Member first became a member of the board of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; Kathleen F. Feldstein, 2005; James T. Flynn, 1996; Jerrold B. Harris, 1999; R. Glenn Hubbard, 2004; W. Carl Kester, 1995 and Karen P. Robards, 1998. Each Independent Board Member will serve until his or her successor is elected and qualifies, or until his or her earlier death, resignation, retirement or removal, or until December 31 of the year in which he or she turns 74. The maximum age limitation may be waived as to any Board Member by action of a majority of the Board upon a finding of good cause therefor. In 2013, the Boards of the Funds unanimously approved extending the mandatory retirement age for James T. Flynn by one additional year, which the Boards believed would be in the best interest of shareholders. Mr. Flynn can serve until December 31 of the year in which he turns 75. Mr. Flynn turns 75 in 2014.

**	For purposes of this chart, “RICs” refers to investment companies registered under the 1940 Act and “Portfolios” refers to the investment programs of the BlackRock-Advised Funds. The Closed-End Complex is comprised of 82 RICs. Mr. Audet and Mr. Gabbay are also board members of two complexes of BlackRock registered open-end funds, the BlackRock Equity-Liquidity Complex and the BlackRock Equity-Bond Complex. Dr. Fabozzi is also a board member of the BlackRock Equity-Liquidity Complex.

***	Directorships disclosed under this column do not include directorships disclosed under the column “Principal Occupation(s) During Past Five Years.” Mr. Audet and Mr. Gabbay are also board members of two complexes of BlackRock registered open-end funds, the BlackRock Equity-Liquidity Complex and the BlackRock Equity-Bond Complex. Dr. Fabozzi is also a board member of the BlackRock Equity-Liquidity Complex.

†	Mr. Audet is an “interested person,” as defined in the 1940 Act, of the Funds based on his position with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. securities. Mr. Gabbay is an “interested person” of the Funds based on his former positions with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also board members of two complexes of BlackRock registered open-end funds, the BlackRock Equity-Liquidity Complex and the BlackRock Equity-Bond Complex. Interested Board Members serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The maximum age limitation may be waived as to any Board Member by action of a majority of the Board Members upon a finding of good cause therefor.

Experience, Qualifications and Skills of the Board Members

The Independent Board Members have adopted a statement of policy that describes the experiences, qualifications, skills and attributes that are necessary and desirable for potential Independent Board Member candidates (the “Statement of Policy”). The Boards believe that each Independent Board Member satisfied, at the time he or she was initially elected or appointed a Board Member, and continues to satisfy, the standards contemplated by the Statement of Policy as well as the standards set forth in each Fund’s By-laws. Furthermore, in determining that a particular Board Member was and continues to be qualified to serve as a Board Member, the Boards have considered a variety of criteria, none of which, in isolation, was controlling. The Boards believe that, collectively, the Board Members have balanced and diverse experiences, skills, attributes and qualifications, which allow the Boards to operate effectively in governing the Funds and protecting the interests of shareholders. Among the attributes common to all Board Members is their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Funds’ investment advisor, sub-advisers, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties as Board Members. Each Board Member’s ability to perform his or her duties effectively is evidenced by his or her educational background or professional training; business, consulting, public service or academic positions; experience from service as a board member of the Funds or the other funds in the BlackRock fund complexes (and any predecessor funds), other investment funds, public companies, or not-for-profit entities or other organizations; ongoing commitment and participation in Board and committee meetings, as well as their leadership of standing and other committees throughout the years; or other relevant life experiences.

The table below discusses some of the experiences, qualifications and skills of Board Members that support the conclusion that they should serve on the Board.

Board Members	Experience, Qualifications and Skills
Richard E. Cavanagh	Mr. Cavanagh brings to the Boards a wealth of practical business knowledge and leadership as an experienced director/trustee of various public and private companies. In particular, because Mr. Cavanagh served for over a decade as President and Chief Executive Officer of The Conference Board, Inc., a global business research organization, he is able to provide the Boards with expertise about business and economic trends and governance practices. Mr. Cavanagh created the “blue ribbon” Commission on Public Trust and Private Enterprise in 2002, which recommended corporate governance enhancements. Mr. Cavanagh’s service as a director of The Guardian Life Insurance Company of America and as a senior advisor and director of The Fremont Group provides added insight into investment trends and conditions. Mr. Cavanagh’s long-standing service on the boards of the Closed-End Complex also provides him with a specific understanding of the Funds, their operations, and the business and regulatory issues facing the Funds. Mr. Cavanagh’s independence from the Funds and the Funds’ investment advisor enhances his service as Chair of the Boards, Chair of the Leverage Committee, Chair of the Executive Committee and as a member of the Governance and Nominating Committee, Compliance Committee and Performance Oversight Committee.

Karen P. Robards	The Boards benefit from Ms. Robards’ many years of experience in investment banking and the financial advisory industry where she obtained extensive knowledge of the capital markets and advised clients on corporate finance transactions, including mergers and acquisitions and the issuance of debt and equity securities. Ms. Robards’ prior position as an investment banker at Morgan Stanley provides useful oversight of the Funds’ investment decisions and investment valuation processes. Additionally, Ms. Robards’ experience derived from serving as a director of Care Investment Trust, Inc., a health care real estate investment trust, provides the Boards with the benefit of her experience with the management practices of other financial companies. Ms. Robards’ long-standing service on the boards of the Closed-End Complex also provides her with a specific understanding of the Funds, their operations, and the business and regulatory issues facing the Funds. Ms. Robards’ knowledge of financial and accounting matters qualifies her to serve as Vice Chair of the Boards and as the Chair of each Fund’s Audit Committee. Ms. Robards’ independence from the Funds and the Funds’ investment advisor enhances her service as a member of the Performance Oversight Committee, Executive Committee, Governance and Nominating Committee and Leverage Committee.

Board Members	Experience, Qualifications and Skills
Michael J. Castellano	The Boards benefit from Mr. Castellano’s career in accounting which spans over forty years. Mr. Castellano has served as Chief Financial Officer of Lazard Ltd. and as a Managing Director and Chief Financial Officer of Lazard Group. Prior to joining Lazard, Mr. Castellano held various senior management positions at Merrill Lynch & Co., including Senior Vice President—Chief Control Officer for Merrill Lynch’s capital markets businesses, Chairman of Merrill Lynch International Bank and Senior Vice President—Corporate Controller. Prior to joining Merrill Lynch & Co., Mr. Castellano was a partner with Deloitte & Touche where he served a number of investment banking clients over the course of his 24 years with the firm. Mr. Castellano’s knowledge of financial and accounting matters qualifies him to serve as a member of each Fund’s Audit Committee. Mr. Castellano’s independence from the Funds and the Funds’ investment advisor enhances his service as a member of the Governance and Nominating Committee and Performance Oversight Committee.

Frank J. Fabozzi	Frank J. Fabozzi recently joined as a member of the boards of the funds in the Equity-Liquidity Complex. Dr. Fabozzi has served for over 25 years on the boards of registered investment companies. Dr. Fabozzi holds the designations of Chartered Financial Analyst and Certified Public Accountant. Dr. Fabozzi was inducted into the Fixed Income Analysts Society’s Hall of Fame and is the 2007 recipient of the C. Stewart Sheppard Award given by the CFA Institute. The Boards benefit from Dr. Fabozzi’s experiences as a professor and author in the field of finance. Dr. Fabozzi’s experience as a Professor in the Practice of Finance and Becton Fellow at the Yale University School of Management and as editor of the Journal of Portfolio Management demonstrates his wealth of expertise in the investment management and structured finance areas. Dr. Fabozzi has authored and edited numerous books and research papers on topics in investment management and financial econometrics, and his writings have focused on fixed income securities and portfolio management, many of which are considered standard references in the investment management industry. Dr. Fabozzi’s long-standing service on the boards of the Closed-End Complex also provides him with a specific understanding of the Funds, their operations and the business and regulatory issues facing the Funds. Moreover, Dr. Fabozzi’s knowledge of financial and accounting matters qualifies him to serve as a member of each Fund’s Audit Committee. Dr. Fabozzi’s independence from the Funds and the Funds’ investment advisor enhances his service as Chair of the Performance Oversight Committee and as a member of the Governance and Nominating Committee and Leverage Committee.

Kathleen F. Feldstein	Dr. Feldstein, who serves as President of Economics Studies, Inc., an economic consulting firm, benefits the Boards by providing business leadership and experience and knowledge of economics. The Boards benefit from Dr. Feldstein’s experience as a director/trustee of publicly traded and private companies, including financial services, technology and telecommunications companies. Dr. Feldstein’s long-standing service on the boards of the Closed-End Complex also provides her with a specific understanding of the Funds, their operations, and the business and regulatory issues facing the Funds. In addition, Dr. Feldstein’s independence from the Funds and the Funds’ investment advisor enhances her service as a member of the Compliance Committee, Governance and Nominating Committee and Performance Oversight Committee.

Board Members	Experience, Qualifications and Skills
James T. Flynn	Mr. Flynn brings to the Boards a broad and diverse knowledge of business and capital markets as a result of his many years of experience in the banking and financial industry. Mr. Flynn’s five years as the Chief Financial Officer of JP Morgan & Co. provide the Boards with experience on financial reporting obligations and oversight of investments. Mr. Flynn’s long-standing service on the boards of the Closed-End Complex also provides him with a specific understanding of the Funds, their operations, and the business and regulatory issues facing the Funds. Mr. Flynn’s knowledge of financial and accounting matters qualifies him to serve as a member of each Fund’s Audit Committee. Mr. Flynn’s independence from the Funds and the Funds’ investment advisor enhances his service as a member of the Governance and Nominating Committee and Performance Oversight Committee.

Jerrold B. Harris	Mr. Harris’s time as President and Chief Executive Officer of VWR Scientific Products Corporation brings to the Boards business leadership and experience and knowledge of the chemicals industry and national and international product distribution. Mr. Harris’s position as a director of BlackRock Kelso Capital Corporation brings to the Boards the benefit of his experience as a director of a business development company governed by the 1940 Act and allows him to provide the Boards with added insight into the management practices of other financial companies. Mr. Harris’s long-standing service on the boards of the Closed-End Complex also provides him with a specific understanding of the Funds, their operations and the business and regulatory issues facing the Funds. Mr. Harris’s independence from the Funds and the Funds’ investment advisor enhances his service as Chair of the Compliance Committee and as a member of the Governance and Nominating Committee and Performance Oversight Committee.

R. Glenn Hubbard	Dr. Hubbard has served in numerous roles in the field of economics, including as the Chairman of the U.S. Council of Economic Advisers of the President of the United States. Dr. Hubbard serves as the Dean of Columbia Business School, has served as a member of the Columbia Faculty and as a Visiting Professor at the John F. Kennedy School of Government at Harvard University, the Harvard Business School and the University of Chicago. Dr. Hubbard’s experience as an adviser to the President of the United States adds a dimension of balance to the Funds’ governance and provides perspective on economic issues. Dr. Hubbard’s service on the boards of KKR Financial Corporation, ADP and Metropolitan Life Insurance Company provides the Boards with the benefit of his experience with the management practices of other financial companies. Dr. Hubbard’s long-standing service on the boards of the Closed-End Complex also provides him with a specific understanding of the Funds, their operations, and the business and regulatory issues facing the Funds. Dr. Hubbard’s independence from the Funds and the Funds’ investment advisor enhances his service as the Chair of the Governance and Nominating Committee and a member of the Compliance Committee and Performance Oversight Committee.

Board Members	Experience, Qualifications and Skills
W. Carl Kester	The Boards benefit from Dr. Kester’s experiences as a professor and author in finance, and his experience as the George Fisher Baker Jr. Professor of Business Administration at Harvard Business School and as Deputy Dean of Academic Affairs at Harvard Business School adds to the Board a wealth of expertise in corporate finance and corporate governance. Dr. Kester has authored and edited numerous books and research papers on both subject matters, including co-editing a leading volume of finance case studies used worldwide. Dr. Kester’s long-standing service on the boards of the Closed-End Complex also provides him with a specific understanding of the Funds, their operations, and the business and regulatory issues facing the Funds. Dr. Kester’s knowledge of financial and accounting matters qualifies him to serve as a member of each Fund’s Audit Committee. Dr. Kester’s independence from the Funds and the Funds’ investment advisor enhances his service as a member of the Governance and Nominating Committee, Performance Oversight Committee and the Leverage Committee.

Paul L. Audet	Mr. Audet has a wealth of experience in the investment management industry, including more than 13 years with BlackRock and over 30 years in finance and asset management. He also has expertise in finance, as demonstrated by his positions as Chief Financial Officer of BlackRock and head of BlackRock’s Global Cash Management business. Mr. Audet currently is a member of BlackRock’s Global Operating and Corporate Risk Management Committees. Prior to joining BlackRock, Mr. Audet was the Senior Vice President of Finance at PNC Bank Corp. and Chief Financial Officer of the investment management and mutual fund processing businesses and head of PNC’s Mergers & Acquisitions Unit. Mr. Audet serves as a member of the Executive Committee.

Henry Gabbay	The Boards benefit from Mr. Gabbay’s many years of experience in administration, finance and financial services operations. Mr. Gabbay’s experience as a Managing Director of BlackRock, Chief Administrative Officer of BlackRock Advisors, LLC and President of BlackRock Funds provides the Board with insight into investment company operational, financial and investment matters. Mr. Gabbay’s former positions as Chief Administrative Officer of BlackRock Advisors, LLC and as Treasurer of certain closed-end funds in the Closed-End Complex provide the Boards with direct knowledge of the operations of the Funds and their investment advisor. Mr. Gabbay’s long-standing service on the boards of the Closed-End Complex also provides him with a specific understanding of the Funds, their operations, and the business and regulatory issues facing the Funds. Mr. Gabbay serves as a member of the Leverage Committee.

Board Leadership Structure and Oversight

The Boards have overall responsibility for the oversight of the Funds. The Chair of the Boards and the Chief Executive Officer are two different people. Not only is the Chair of the Boards an Independent Board Member, but the Chair of each Board committee (each, a “Committee”) is also an Independent Board Member. The Boards have six standing Committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee, a Leverage Committee and an Executive Committee. The Funds do not have a compensation committee because their executive officers, other than the Funds’ Chief Compliance Officer (“CCO”), do not receive any direct compensation from the Funds and the CCO’s compensation is comprehensively reviewed by the Boards. The role of the Chair of the Boards is to preside over all meetings of the Boards and to act as a liaison with service providers, officers, attorneys, and other Board Members between meetings. The Chair of each Committee performs a similar role with respect to such Committee. The Chair of the Boards or Committees may also perform such other functions as may be delegated by the Boards or the Committees from time to time. The Independent Board Members meet regularly outside the presence of the Funds’ management, in executive sessions or with other service providers to the Funds. The Boards have regular meetings five times a year, including a meeting to consider the approval of the Funds’ Investment Management Agreements, and if necessary, may hold special meetings before their next regular meeting. Each Committee meets regularly to conduct the oversight functions delegated to that Committee by the Boards and reports its findings to the Boards. The Boards and each standing Committee conduct annual assessments of their oversight function and structure. The Boards have determined that the Boards’ leadership structure is appropriate because it allows the Boards to exercise independent judgment over management and to allocate areas of responsibility among Committees and the Boards to enhance oversight.

The Boards decided to separate the roles of Chair and Chief Executive Officer because they believe that an independent Chair:

•	increases the independent oversight of the Funds and enhances the Boards’ objective evaluation of the Chief Executive Officer;

•	allows the Chief Executive Officer to focus on the Funds’ operations instead of Board administration;

•	provides greater opportunities for direct and independent communication between shareholders and the Boards; and

•	provides an independent spokesman for the Funds.

The Boards have engaged the Investment Advisor to manage the Funds on a day-to-day basis. Each Board is responsible for overseeing the Investment Advisor, other service providers, the operations of each Fund and associated risks in accordance with the provisions of the 1940 Act, state law, other applicable laws, each Fund’s charter, and each Fund’s investment objective(s) and strategies. The Boards review, on an ongoing basis, the Funds’ performance, operations, and investment strategies and techniques. The Boards also conduct reviews of the Investment Advisor and its role in running the operations of the Funds.

Day-to-day risk management with respect to the Funds is the responsibility of the Investment Advisor or other service providers (depending on the nature of the risk), subject to the supervision of the Investment Advisor. The Funds are subject to a number of risks, including investment, compliance, operational and valuation risks, among others. While there are a number of risk management functions performed by the Investment Advisor or other service providers, as applicable, it is not possible to eliminate all of the risks applicable to the Funds. Risk oversight is part of the Boards’ general oversight of the Funds and is addressed as part of various Board and Committee activities. The Boards, directly or through Committees, also review reports from, among others, management, the independent registered public accounting firm for the Funds, the Investment Advisor, and internal auditors for the Investment Advisor or its affiliates, as appropriate, regarding risks faced by the Funds and management’s or the service provider’s risk functions. The Committee system facilitates the timely and efficient consideration of matters by the Board Members and facilitates effective oversight of compliance with legal and regulatory requirements and of the Funds’ activities and associated risks. The Boards have appointed a Chief Compliance Officer, who oversees the implementation and testing of the Funds’ compliance program and reports regularly to the Boards regarding compliance matters for the Funds and their service providers. The Independent Board Members have engaged independent legal counsel to assist them in performing their oversight responsibilities.

During the calendar year 2013, the Board of each Fund met 9 times. During the most recent full fiscal year for each Fund, the Board met the following number of times:

Fund Name	Ticker	Fiscal Year End	Number of Board Meetings
BlackRock Real Asset Equity Trust	BCF	31-Oct	8
BlackRock EcoSolutions Investment Trust	BQR	31-Oct	8
BlackRock Resources & Commodities Strategy Trust	BCX	31-Oct	8

No incumbent Board Member attended less than 75% of the aggregate number of meetings of each Board and of each Committee on which the Board Member served during each Fund’s most recently completed fiscal year.

Audit Committee. Each Board has a standing Audit Committee composed of Karen P. Robards (Chair), Michael J. Castellano, Frank J. Fabozzi, James T. Flynn and W. Carl Kester, all of whom are Independent Board Members. The principal responsibilities of the Audit Committee are to assist the Board in fulfilling its oversight responsibilities relating to the accounting and financial reporting policies and practices of the Fund. The Audit Committee’s responsibilities include, without limitation: (i) approving and recommending to the full Board for approval the selection, retention, termination and compensation of the Fund’s independent registered public accounting firm (the “Independent Registered Public Accounting Firm”) and evaluating the independence and objectivity of the Independent Registered Public Accounting Firm; (ii) approving all audit engagement terms and fees for the Fund; (iii) reviewing the conduct and results of each audit; (iv) reviewing any issues raised by the Fund’s Independent Registered Public Accounting Firm or management regarding the accounting or financial reporting policies and practices of the Fund, its internal controls, and, as appropriate, the internal controls of certain service providers and management’s response to any such issues; (v) reviewing and discussing the Fund’s audited and unaudited financial statements and disclosure in the Fund’s shareholder reports relating to the Fund’s performance; (vi) assisting the Board’s responsibilities with respect to the internal controls of the Fund and its service providers with respect to accounting and financial matters; and (vii) resolving any disagreements between the Fund’s management and the Fund’s Independent Registered Public Accounting Firm regarding financial reporting.

A copy of the Audit Committee Charter for each Fund can be found in the “Corporate Governance” section of the BlackRock Closed-End Fund website at www.blackrock.com.

Governance and Nominating Committee. Each Board has a standing Governance and Nominating Committee (the “Governance Committee”) composed of R. Glenn Hubbard (Chair), Richard E. Cavanagh, Michael J. Castellano, Frank J. Fabozzi, Kathleen F. Feldstein, James T. Flynn, Jerrold B. Harris, W. Carl Kester and Karen P. Robards, all of whom are Independent Board Members.

The principal responsibilities of the Governance Committee are: (i) identifying individuals qualified to serve as Independent Board Members and recommending Board Nominees that are not “interested persons” of the Funds (as defined in the 1940 Act) for election by shareholders or appointment by the Board; (ii) advising the Board with respect to Board composition, procedures and committees of the Board (other than the Audit Committee); (iii) overseeing periodic self-assessments of the Board and committees of the Board (other than the Audit Committee); (iv) reviewing and making recommendations in respect to Independent Board Member compensation; (v) monitoring corporate governance matters and making recommendations in respect thereof to the Board; (vi) acting as the administrative committee with respect to Board policies and procedures, committee policies and procedures (other than the Audit Committee) and codes of ethics as they relate to the Independent Board Members; and (vii) review and make recommendations to the Board in respect of Fund share ownership by the Independent Board Members.

The Governance Committee of each Board seeks to identify individuals to serve on the Board who have a diverse range of viewpoints, qualifications, experiences, backgrounds and skill sets so that the Board will be better suited to fulfill its responsibility of overseeing the Fund’s activities. In so doing, the Governance Committee reviews the size of the Board, the ages of the current Board Members and their tenure on the Board, and the skills, background and experiences of the Board Members in light of the issues facing the Fund in determining whether one or more new Board Members should be added to the Board. The Board as a group strives to achieve diversity in terms of gender, race and geographic location. The Governance Committee believes that the Board Members as a group possess the array of skills, experiences and backgrounds necessary to guide the Fund. The Board Members’ biographies included in the Proxy Statement highlight the diversity and breadth of skills, qualifications and expertise that the Board Members bring to the Fund.

Each Governance Committee may consider nominations for Board Members made by the Fund’s shareholders as it deems appropriate. Under each Fund’s By-laws, shareholders must follow certain procedures to nominate a person for election as a Board Member at an annual or special meeting, or to introduce an item of business at an annual meeting. Under these advance notice procedures, shareholders must submit the proposed nominee or item of business by delivering a notice to the Secretary of the Funds at their principal executive offices. Each Fund must receive notice of a shareholder’s intention to introduce a nomination or proposed item of business for an annual shareholder meeting not less than 120 days nor more than 150 days before the anniversary of the prior year’s annual shareholder meeting. Assuming that the 2015 annual shareholder meeting of a Fund is held within 25 days of July 30, 2015, the Fund must receive notice pertaining to the 2015 annual meeting of shareholders no earlier than Monday, March 2, 2015 and no later than Wednesday, April 1, 2015. However, if a Fund holds its 2015 annual shareholder meeting on a date that is not within 25 days before or after July 30, 2015, such Fund must receive the notice of a shareholder’s intention to introduce a nomination or proposed item of business not later than the close of business on the tenth day following the day on which the notice of the date of the shareholder meeting was mailed or the public disclosure of the date of the shareholder meeting was made, whichever comes first.

Each Fund’s By-laws provide that notice of a proposed nomination must include certain information about the shareholder and the nominee, as well as a written consent of the proposed nominee to serve if elected. A notice of a proposed item of business must include a description of and the reasons for bringing the proposed business to the meeting, any material interest of the shareholder in the business, and certain other information about the shareholder.

Further, each Fund has adopted Board Member qualification requirements which can be found in each Fund’s By-laws and are applicable to all Board Members that may be nominated, elected, appointed, qualified or seated to serve as Board Members. The qualification requirements include: (i) age limits; (ii) limits on service on other boards; (iii) restrictions on relationships with investment advisors other than BlackRock; and (iv) character and fitness requirements. In addition to not being an “interested person” of the Fund as defined under Section 2(a)(19) of the 1940 Act, each Independent Board Member may not be or have certain relationships with a shareholder owning five percent or more of the Fund’s voting securities or owning other percentage ownership interests in investment companies registered under the 1940 Act. Reference is made to each Fund’s By-laws for more details.

A copy of the Governance and Nominating Committee Charter for each Fund can be found in the “Corporate Governance” section of the BlackRock Closed-End Fund website at www.blackrock.com.

Compliance Committee. Each Fund has a Compliance Committee composed of Jerrold B. Harris (Chair), Richard E. Cavanagh, Kathleen F. Feldstein and R. Glenn Hubbard, all of whom are Independent Board Members. The Compliance Committee’s purpose is to assist the Board in fulfilling its responsibility with respect to the oversight of regulatory and fiduciary compliance matters involving the Fund, the fund-related activities of BlackRock, and any sub-advisor and the Fund’s other third party service providers. The Compliance Committee’s responsibilities include, without limitation: (i) overseeing the compliance policies and procedures of the Fund and its service providers and recommending changes or additions to such policies and procedures; (ii) reviewing information on and, where appropriate, recommending policies concerning the Fund’s compliance with applicable law; (iii) reviewing information on any significant correspondence with or other actions by regulators or governmental agencies with respect to the Fund and any employee complaints or published reports that raise concerns regarding compliance matters; and (iv) reviewing reports from, overseeing the annual performance review of, and making certain recommendations in respect of the CCO, including, without limitation, determining the amount and structure of the CCO’s compensation. Each Board has adopted a written charter for the Board’s Compliance Committee.

Performance Oversight Committee. Each Fund has a Performance Oversight Committee composed of Frank J. Fabozzi (Chair), Michael J. Castellano, Richard E. Cavanagh, Kathleen F. Feldstein, James T. Flynn, Jerrold B. Harris, R. Glenn Hubbard, W. Carl Kester and Karen P. Robards, all of whom are Independent Board

Members. The Performance Oversight Committee’s purpose is to assist the Board in fulfilling its responsibility to oversee the Fund’s investment performance relative to the Fund’s investment objective(s), policies and practices. The Performance Oversight Committee’s responsibilities include, without limitation: (i) reviewing the Fund’s investment objective(s), policies and practices; (ii) recommending to the Board any required action in respect of changes in fundamental and non-fundamental investment restrictions; (iii) reviewing information on appropriate benchmarks and competitive universes; (iv) reviewing the Fund’s investment performance relative to such benchmarks; (v) reviewing information on unusual or exceptional investment matters; (vi) reviewing whether the Fund has complied with its investment policies and restrictions; and (vii) overseeing policies, procedures and controls regarding valuation of the Fund’s investments. Each Board has adopted a written charter for the Board’s Performance Oversight Committee.

Executive Committee. Each Fund has an Executive Committee composed of Richard E. Cavanagh (Chair) and Karen P. Robards, both of whom are Independent Board Members, and Paul L. Audet, who serves as an interested Board Member. The principal responsibilities of the Executive Committee include, without limitation: (i) acting on routine matters between meetings of the Board; (ii) acting on such matters as may require urgent action between meetings of the Board; and (iii) exercising such other authority as may from time to time be delegated to the Executive Committee by the Board. Each Board has adopted a written charter for the Board’s Executive Committee.

Leverage Committee. Each Board has a Leverage Committee composed of Richard E. Cavanagh (Chair), Karen P. Robards, Frank J. Fabozzi, Henry Gabbay and W. Carl Kester, all of whom are Independent Board Members, except for Henry Gabbay. The Leverage Committee was originally formed in March 2008 as an ad hoc committee for the purpose of monitoring issues arising from credit market turmoil and overseeing efforts to address the effects of reduced AMPS liquidity on each fund in the Closed-End Complex using AMPS for leverage at the time, to evaluate the liquidity considerations of the AMPS holders and to oversee other financial leverage-related issues as delegated by the Board, each in a manner consistent with the Fund’s and its shareholders’ best interests and the Fund’s investment strategies. This committee was converted to a standing committee in 2011, and was renamed the “Leverage Committee” and expanded to include all funds in the Closed-End Complex in April 2012. The Leverage Committee’s responsibilities include, without limitation: (i) to support the Independent Directors in pursuing the best interests of each Fund and its shareholders; (ii) to oversee each Fund’s usage of leverage, including the Fund’s incurrence, refinancing and maintenance of leverage and, to the extent necessary or appropriate, authorize or approve the execution of documentation in respect thereto, (iii) to oversee and authorize actions in respect of refinancing and redeeming forms of leverage; and (iv) to receive reports with respect to the foregoing matters. Each Board has adopted a written Charter for the Board’s Leverage Committee.

Each Audit Committee, Governance and Nominating Committee, Compliance Committee, Performance Oversight Committee, Executive Committee and Leverage Committee met the following number of times for each Fund’s most recent fiscal year:

Ticker	Fiscal Year End	Number of Audit Committee Meetings	Number of Governance and Nominating Committee Meetings	Number of Compliance Committee Meetings	Number of Performance Oversight Committee Meetings	Number of Executive Committee Meetings	Number of Leverage Committee Meetings
BCF	31-Oct	14	4	4	4	2	9
BQR	31-Oct	14	4	4	4	2	9
BCX	31-Oct	14	4	4	4	2	9

Compensation of Board Members

Each Board Member who is an Independent Board Member is paid an annual retainer of $250,000 per year for his or her services as a Board Member of all funds in the BlackRock Closed-End Complex that are overseen by the respective director/trustee, and each Board Member may also receive a $10,000 board meeting fee for special unscheduled meetings or meetings in excess of six Board meetings held in a calendar year, together with out-of-pocket expenses in accordance with a Board policy on travel and other business expenses relating to attendance at meetings. In addition, the Chair and Vice Chair of the Board are paid an additional annual retainer of $120,000 and $40,000, respectively. The Chairs of the Audit Committee, Compliance Committee, Governance and Nominating Committee, and Performance Oversight Committee are paid an additional annual retainer of $35,000, $20,000, $10,000 and $20,000, respectively. Each Audit Committee and Leverage Committee member is paid an additional annual retainer of $25,000 for his or her service on such committee. For the year ended December 31, 2013, the Closed-End Complex reimbursed Independent Board Member expenses in an aggregate amount of approximately $57,957. Each Fund pays a pro rata portion quarterly (based on relative net assets) of the foregoing Board Member fees paid by the funds in the Closed-End Complex.

Mr. Gabbay is an “interested person” of the Funds (as defined in the 1940 Act) and serves as an interested Board Member of three groups of BlackRock-advised funds—the Closed-End Complex, the Equity-Liquidity Complex and the Equity-Bond Complex. Mr. Gabbay receives for his services as a Board Member of such BlackRock Fund Complexes (i) an annual retainer of $550,000, paid quarterly in arrears, allocated to the BlackRock-advised funds in these three BlackRock Fund Complexes, including the Funds, based on their relative net assets and (ii) with respect to each of the two open-end BlackRock Fund Complexes, a Board meeting fee of $3,750 (with respect to meetings of the Equity-Liquidity Complex) and $18,750 (with respect to meetings of the Equity-Bond Complex) to be paid for attendance at each Board meeting up to five Board meetings held in a calendar year by each such complex (compensation for meetings in excess of this number to be determined on a case-by-case basis). Mr. Gabbay is also reimbursed for out-of-pocket expenses in accordance with a Board policy on travel and other business expenses relating to attendance at meetings. Mr. Gabbay’s compensation for serving on the boards of the funds in these three BlackRock Fund Complexes (including the Funds) is equal to 75% of each Board Member retainer and, as applicable, of each Board meeting fee (without regard to additional fees paid to Board and Committee chairs) received by the Independent Board Members serving on such boards, as well as the full Leverage Committee member retainer. The Boards of the Funds or of any other BlackRock-advised fund in a BlackRock Fund Complex may modify the Board Members’ compensation from time to time depending on market conditions and accordingly Mr. Gabbay’s compensation would be impacted by those modifications.

Dr. Fabozzi was appointed to serve as a member of the boards of the Equity-Liquidity Complex effective April 1, 2014. Dr. Fabozzi is paid a retainer of $206,250 for his services as a board member of all funds in the BlackRock Equity-Liquidity Complex for the remainder of 2014 (and an annual retainer of $275,000 per year thereafter). Dr. Fabozzi may also receive a $5,000 board meeting fee to be paid for each in-person board meeting attended (a $2,500 board meeting fee for telephonic attendance at regular board meetings), for up to five board meetings held in a calendar year (compensation for meetings in excess of this number to be determined on a case-by-case basis), together with out of pocket expenses in accordance with a board policy on travel and other business expenses relating to attendance at meetings. Dr. Fabozzi is currently a member of the audit committee and performance oversight committee of the BlackRock-advised funds in the Equity-Liquidity Complex. Dr. Fabozzi receives $7,500 for each standing committee on which he serves for the remainder of 2014 (and $10,000 per year thereafter) for up to two standing Committee assignments but is not paid this amount for serving on a committee which he chairs. Dr. Fabozzi was paid a consulting fee of $50,000 for attending a board meeting of the Equity-Liquidity Complex in February 2014. The boards of the Funds or of any other BlackRock-advised fund in a BlackRock Fund Complex may modify the board members’ compensation from time to time depending on market conditions and accordingly Dr. Fabozzi’s compensation would be impacted by those modifications.

The Independent Board Members have agreed that a maximum of 50% of each Independent Board Member’s total compensation paid by funds in the Closed-End Complex may be deferred pursuant to the Closed-End Complex’s deferred compensation plan. Under the deferred compensation plan, deferred amounts earn a return for the Independent Board Members as though equivalent dollar amounts had been invested in common shares of certain funds in the Closed-End Complex selected by the Independent Board Members. This has approximately the same economic effect for the Independent Board Members as if they had invested the deferred amounts in such other funds in the Closed-End Complex. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of a fund and are recorded as a liability for accounting purposes.

The following table sets forth the aggregate compensation, including deferred compensation amounts, paid to each Independent Board Member and Mr. Gabbay by each Fund during its most recently completed fiscal year and by the Closed-End Complex for the most recently completed calendar year. Mr. Audet serves without compensation from the Funds because of his affiliation with BlackRock, Inc. and the Investment Advisor.

Fund	Fund’s Fiscal Year End(1)	Michael J. Castellano(2)	Richard E. Cavanagh(2)	Frank J. Fabozzi(2)	Kathleen F. Feldstein(2)	James T. Flynn(2)	Jerold B. Harris(2)	R. Glenn Hubbard(2)	W. Carl Kester(2)	Karen P. Robards(2)	Henry Gabbay(3)	Fund Total
BCF	31-Oct	$4,922	$7,070	$5,727	$4,474	$4,922	$4,832	$4,653	$5,369	$6,712	$3,751	$52,432
BQR	31-Oct	$956	$1,373	$1,112	$869	$956	$939	$904	$1,043	$1,304	$744	$10,199
BCX	31-Oct	$5,414	$7,786	$6,300	$4,922	$5,414	$5,316	$5,119	$5,906	$7,383	$4,086	$57,646
Total Compensation from Closed-End Complex(4)		$275,000	$395,000	$320,000	$250,000	$275,000	$270,000	$260,000	$300,000	$375,000	$212,500

Number of Registered Investment Companies (“RICs”) in Closed-End Complex Overseen by Board Member		82	82	82	82	82	82	82	82	82	82

(1)	Information is for the Fund’s most recent fiscal year.
(2)

Total amount of deferred compensation payable by the Closed-End Complex to Mr. Castellano, Mr. Cavanagh, Dr. Fabozzi, Dr. Feldstein, Mr. Flynn, Mr. Harris, Dr. Hubbard, Dr. Kester and Ms. Robards is $235,579, $688,375, $606,433, $767,918, $1,157,009, $1,086,495, $1,146,290, $631,096, $560,854, respectively, as of December 31, 2013.

(3)

As of December 31, 2013, Mr. Gabbay did not participate in the deferred compensation plan. Mr. Gabbay’s total compensation from the Closed-End Complex and the other BlackRock Fund Complexes for the calendar year ended December 31, 2013 was $661,563.

(4)

Represents the aggregate compensation earned by such persons from the Closed-End Complex during the calendar year ended December 31, 2013. Of this amount, Mr. Castellano, Mr. Cavanagh, Dr. Fabozzi, Dr. Feldstein, Mr. Flynn, Mr. Harris, Dr. Hubbard, Dr. Kester and Ms. Robards deferred $82,500, $37,000, $14,750, $75,000, $137,500, $135,000, $130,000, $75,000 and $35,000, respectively, pursuant to the Closed-End Complex’s deferred compensation plan.

Share Ownership

Information relating to each director’s share ownership in each Fund and in the other funds in the Closed-End Complex that are overseen by the respective director (“Supervised Funds”) as of June 30, 2014 is set forth in the chart below:

Name of Board Member	Aggregate Dollar Range of Common Shares in BCF	Aggregate Dollar Range of Share Equivalents in BCF	Aggregate Dollar Range of Common Shares in BQR	Aggregate Dollar Range of Share Equivalents in BQR	Aggregate Dollar Range of Common Shares in BCX	Aggregate Dollar Range of Share Equivalents in BCX	Aggregate Dollar Range of Common Shares in Supervised Funds	Aggregate Dollar Range of Common Shares and Share Equivalents in Supervised Funds
Interested Board Members
Paul L. Audet	None	None	None	None	None	None	Over $100,000	Over $100,000
Henry Gabbay	$10,001- $50,000	None	$10,001- $50,000	None	None	None	Over $100,000	Over $100,000

Name of Board Member	Aggregate Dollar Range of Common Shares in BCF	Aggregate Dollar Range of Share Equivalents in BCF	Aggregate Dollar Range of Common Shares in BQR	Aggregate Dollar Range of Share Equivalents in BQR	Aggregate Dollar Range of Common Shares in BCX	Aggregate Dollar Range of Share Equivalents in BCX	Aggregate Dollar Range of Common Shares in Supervised Funds	Aggregate Dollar Range of Common Shares and Share Equivalents in Supervised Funds
Independent Board Members
Michael J. Castellano	None	None	$10,001- $50,000	None	None	None	Over $100,000	Over $100,000
Richard E. Cavanagh	$1-$10,000	None	$1-$10,000	None	$1-$10,000	None	Over $100,000	Over $100,000
Frank J. Fabozzi	$1-$10,000	None	$1-$10,000	None	None	None	$50,001- $100,000	Over $100,000
Kathleen F. Feldstein	$1-$10,000	None	$1-$10,000	None	None	None	$50,001- $100,000	Over $100,000
James T. Flynn	None	None	None	None	None	None	Over $100,000	Over $100,000
Jerrold B. Harris	$1-$10,000	None	$1-$10,000	None	None	None	Over $100,000	Over $100,000
R. Glenn Hubbard	$1-$10,000	None	None	None	None	None	Over $100,000	Over $100,000
W. Carl Kester	$1-$10,000	None	$1-$10,000	None	$1-$10,000	None	Over $100,000	Over $100,000
Karen P. Robards	$1-$10,000	None	None	None	$1-$10,000	None	Over $100,000	Over $100,000

As of June 30, 2014, none of the Independent Board Members of each Fund or their immediate family members owned beneficially or of record any securities of BlackRock or any affiliate of BlackRock or underwriter or any person controlling, controlled by or under common control with any such entities nor did any Independent Board Member of each Fund or their immediate family member have any material interest in any transaction, or series of similar transactions, during the most recently completed two calendar years involving any Fund, BlackRock or any affiliate of BlackRock or underwriter or any person controlling, controlled by or under common control with any such entities.

Independent Board Member Ownership of Securities

As of June 30, 2014, the Independent Board Members (and their respective immediate family members) did not beneficially own securities of the Investment Advisor, or an entity controlling, controlled by or under common control with the Investment Advisor (not including registered investment companies).

Information Pertaining to the Executive Officers

The executive officers of the Funds, their year of birth and their principal occupations during the past five years (their titles may have varied during that period) are shown in the table below. The address of each officer is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, New York 10055. With the exception of the CCO, executive officers receive no compensation from the Funds. The Acquiring Fund compensates the CCO for his services as its CCO. The officers of the Funds serve at the pleasure of the Board Members or until their successors have been duly elected and qualified.

Each executive officer is an “interested person” of the Funds (as defined in the 1940 Act) by virtue of that individual’s position with BlackRock or its affiliates described in the table below.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupations(s) During Past 5 Years
John Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Annual; Since 2011	Managing Director of BlackRock, Inc. since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.

Robert W. Crothers 55 East 52nd Street New York, NY 10055 1981	Vice President	Annual; Since 2012	Director of BlackRock, Inc. since 2011; Vice President of BlackRock, Inc. from 2008 to 2010.

Neal J. Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Annual; Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (US) Inc. from 1992 to 2006.

Jay M. Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Annual; Since 2007	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the MLIM and Fund Asset Management L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Charles Park 55 East 52nd Street New York, NY 10055 1967	Chief Compliance Officer (“CCO”) and Anti-Money Laundering Officer	Annual; Since 2014	CCO of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and CCO for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; CCO for the BFA-advised iShares exchange traded funds since 2006; CCO for BlackRock Asset Management International Inc. since 2012.

Janey Ahn 55 East 52nd Street New York, NY 10055 1975	Secretary	Annual; Since 2012	Director of BlackRock, Inc. since 2009; Vice President of BlackRock, Inc. from 2008 to 2009; Assistant Secretary of the Funds from 2008 to 2012.

Indemnification of Board Members and Officers

The governing documents of the Acquiring Fund generally provide that, to the extent permitted by applicable law, the Acquiring Fund will indemnify its Board Members and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Acquiring Fund unless, as to liability to the Acquiring Fund or its investors, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices. In addition, the Acquiring Fund will not indemnify Board Members with respect to any matter as to which directors did not act in good faith in the reasonable belief that his or her action was in the best interest of the Acquiring Fund or, in the case of any criminal proceeding, as to which Board Members had reasonable cause to believe that the conduct was unlawful. Indemnification provisions contained in a Fund’s governing documents are subject to any limitations imposed by applicable law.

The funds in the Closed-End Complex have also entered into a separate indemnification agreement with the Board Members of each Board (the “Indemnification Agreement”). The Indemnification Agreement (i) extends the indemnification provisions contained in a Fund’s governing documents to Board Members who leave that Fund’s Board and serve on an advisory board of a different fund in the Closed-End Complex; (ii) sets in place the terms of the indemnification provisions of a Fund’s governing documents once a director retires from a Board; and (iii) in the case of Board Members who left the Board of a Fund in connection with or prior to the board consolidation that occurred in 2007 as a result of the merger of BlackRock and Merrill Lynch & Co., Inc.‘s investment management business, clarifies that such Fund continues to indemnify the director for claims arising out of his or her past service to that Fund.

INVESTMENT MANAGEMENT AGREEMENTS

Investment Management Agreements

The Investment Management Agreement between each Fund and the Investment Advisor was approved by such Fund’s Board, including a majority of the Independent Board Members. Certain administrative services are also provided to each Fund by the Investment Advisor pursuant to such Fund’s Investment Management Agreement. The Investment Advisor and its affiliates provide each Fund with administrative services, including, among others: (i) preparing disclosure documents, such as the prospectus and the statement of additional information (if applicable) in connection with public offerings and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of such Fund; (iii) assisting with daily accounting and pricing; (iv) preparing periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as a merger or consolidation; and (ix) performing other administrative functions necessary for the operation of such Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services.

Each Fund entered into an Investment Management Agreement with the Investment Advisor to provide investment advisory services. For such services, BCF pays the Investment Advisor a monthly fee at the annual rate of 1.20% of its average weekly net assets, and each of BQR and BCX pays the Investment Advisor a monthly fee at the annual rate of 1.20% of its respective average daily net assets. The Investment Advisor waives a portion of the investment management fee of each of BCF, BQR and BCX at an annual rate of 0.05%, 0.05% and 0.20%, respectively.

The Investment Advisor also provides investment management and other services to BlackRock Cayman Resources & Commodities Strategy Fund, Ltd., a wholly-owned subsidiary of BCX formed in the Cayman Islands (the “Subsidiary”). The Investment Advisor does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, BCX pays the Investment Advisor based on BCX’s net assets which includes the assets of the Subsidiary.

If any of the Reorganizations are consummated, the Investment Advisor will reduce the annual contractual investment management fee rate of the Combined Fund to 1.00% of the average daily net assets of the Combined Fund, which is lower than the contractual investment management fee rate of any individual Fund, lower than the current effective investment management fee rate of BCF and BQR, and the same as the current effective investment management fee rate of BCX. The Combined Fund will not be subject to a separate fee for administration services or benefit from any fee waivers. Based on a pro-forma Lipper expense group for the Combined Fund, the net management fee rate is projected to be in the first quartile. The level of expense savings (or increases) will vary depending on the combination of the Funds in the proposed Reorganizations, and furthermore, there can be no assurance that future expenses will not increase or that any expense savings for any Fund will be realized as a result of any Reorganization.

The Investment Management Agreement of each Fund is in effect for a one year term ending June 30, 2015 and will continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of such Fund’s Board or the vote of a majority of the securities of such Fund at the time outstanding and entitled to vote (as such term is defined in the 1940 Act) and (2) by the vote of a majority of the Independent Board Members of such Fund, cast in person at a meeting called for the purpose of voting on such approval.

The Investment Management Agreement of each Fund may be terminated at any time, without the payment of any penalty, by such Fund (upon the vote of a majority of such Fund’s Board or a majority of the outstanding voting securities of such Fund) or by the Investment Advisor, upon 60 days’ written notice by either party to the other which can be waived by the non-terminating party. The Investment Management Agreement of each Fund will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act and the rules thereunder).

The Investment Management Agreement of each Fund provides that the Investment Advisor will not be liable for any error of judgment or mistake of law or for any loss suffered by such Fund in connection with the performance of such Fund’s Investment Management Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the Investment Advisor’s part in the performance of its duties or from reckless disregard by the Investment Advisor of its duties under the Investment Management Agreement. The Investment Management Agreement of each Fund also provides for indemnification by such Fund of the Investment Advisor, its directors, officers, employees, agents and control persons for liabilities incurred by them in connection with their services to such Fund, subject to certain limitations and conditions.

The Investment Advisor will devote such time and effort to the business of each Fund as is reasonably necessary to perform its duties to such Fund. However, the services of the Investment Advisor are not exclusive, and the Investment Advisor provides similar services to other investment companies and other clients and may engage in other activities.

In addition to the fees paid to the Investment Advisor, each Fund pays all other costs and expenses of its respective operations, including compensation of its Board Members (other than those affiliated with the Advisors), custodian, leveraging expenses, transfer and dividend disbursing agent expenses, legal fees, rating agency fees, listing fees and expenses, expenses of independent auditors, expenses of repurchasing shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies and taxes, if any.

Advisory Fees Paid to the Investment Advisor

BlackRock Advisors, LLC acts as the investment advisor for each Fund. The tables below set forth information about the total advisory fees paid by each Fund to the Investment Advisor and any amounts waived by the Investment Advisor for the previous three fiscal years.

	Paid to the Investment Advisor
For the Fiscal Year Ended	BCF	BQR	BCX
October 31, 2013	$7,149,604	$1,398,810	$7,816,070
October 31, 2012	$7,892,557	$1,373,299	$8,720,748
October 31, 2011	$9,641,544	$1,546,315	$5,751,888

	Waived by the Investment Advisor
For the Fiscal Year Ended	BCF	BQR	BCX
October 31, 2013	$593,602	$29,088	$1,318,820
October 31, 2012	$982,283	$5,240	$1,470,297
October 31, 2011	$1,595,753	$3,878	$1,046,957

Sub-Investment Advisory Agreements

BlackRock International Ltd. (the “Sub-Advisor” and together with the Investment Advisor, the “Advisors”) acts as the sub-advisor for each Fund. The Investment Advisor and each Fund has entered a Sub-Investment Advisory Agreement with the Sub-Advisor under which the Investment Advisor pays the Sub-Advisor for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Acquiring Fund to the Investment Advisor.

Each Fund’s Sub-Investment Advisory Agreement is in effect for a one-year term ending on June 30, 2015 and will be in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of such Fund’s Board or the vote of a majority of the outstanding voting securities of such Fund at the time outstanding and entitled to vote (as defined in the 1940 Act) and (2) by the vote of a majority of the Independent Board Members, cast in person at a meeting called for the purpose of voting on such approval.

Each Fund’s Sub-Investment Advisory Agreement may be terminated at any time, without the payment of any penalty, by such Fund or the Investment Advisor (upon the vote of a majority of such Fund’s Board or a majority of the outstanding voting securities of such Fund) or by the Sub-Advisor, upon 60 days’ written notice by either party to the other, which notice can be waived by the non-terminating party. Each Fund’s Sub-Investment Advisory Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act and the rules thereunder).

Each Fund’s Sub-Investment Advisory Agreement provides that the Sub-Advisor will not be liable for any error of judgment or mistake of law or for any loss suffered by such Fund in connection with the performance of such Fund’s Sub-Investment Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the Sub-Advisor’s part in the performance of its duties or from reckless disregard by the Sub-Advisor of its duties under such Sub-Investment Advisory Agreement. Each Fund’s Sub-Investment Advisory Agreement also provides for indemnification by such Fund of the Sub-Advisor, its directors, officers, employees, agents and control persons for liabilities incurred by them in connection with their services to such Fund, subject to certain limitations and conditions.

The Sub-Advisor will devote such time and effort to the business of each Fund as is reasonably necessary to perform its duties to such Fund. However, the services of the Sub-Advisor are not exclusive, and the Sub-Advisor provides similar services to other investment companies and other clients and may engage in other activities.

Sub-Advisory Fees Paid to the Sub-Advisors

BlackRock Investment Management, LLC served as the sub-advisor for BQR and BCF until July 1, 2014. BlackRock Capital Management, Inc. served as the sub-advisor for BCF and BCX until July 1, 2014.

The following table sets forth the aggregate sub-advisory fees paid by the Investment Advisor to the Sub-Advisors, BlackRock Investment Management, LLC and BlackRock Capital Management, Inc. with respect to each Fund.

	Aggregate Advisory Fees Paid to the Sub-Advisors
For the Fiscal Year Ended	BCF	BQR	BCX
October 31, 2013	$3,264,823	$906,929	$3,246,849
October 31, 2012	$2,399,453	$619,111	$3,631,717
October 31, 2011	$1,775,466	$496,982	$0

PORTFOLIO MANAGER INFORMATION

Other Accounts Managed by the Portfolio Managers

The tables below set forth information about the other accounts managed by each Fund’s portfolio managers as of August 31, 2014:

For BCF:

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Poppy Allonby, CFA	5	7	4	0	1	1
	$1.79 Billion	$3.60 Billion	$102.8 Million	$0	$14.90 Million	$0.48 Million
Robin Batchelor	5	8	5	0	1	1
	$1.79 Billion	$3.62 Billion	$330.8 Million	$0	$14.90 Million	$0.48 Million
Kyle G. McClements, CFA	10	3	0	0	0	0
	$6.83 Billion	$1.18 Billion	$0	$0	$0	$0
Christopher Accettella	10	3	0	0	0	0
	$6.83 Billion	$1.18 Billion	$0	$0	$0	$0
Joshua Freedman, CFA	2	2	0	0	0	0
	$698.8 Million	$33.13 Million	$0	$0	$0	$0
Olivia Markham, CFA	0	3	3	0	0	0
	$0	$245.7 Million	$466.6 Million	$0	$0	$0
Alastair Bishop	1	1	0	0	0	0
	$71.27 Million	$26.58 Million	$0	$0	$0	$0

For BQR:

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Poppy Allonby, CFA	5	7	4	0	1	1
	$1.98 Billion	$3.60 Billion	$102.8 Million	$0	$14.90 Million	$0.48 Million
Robin Batchelor	5	8	5	0	1	1
	$1.98 Billion	$3.62 Billion	$330.8 Million	$0	$14.90 Million	$0.48 Million
Kyle G. McClements, CFA	10	3	0	0	0	0
	$7.32 Billion	$1.18 Billion	$0	$0	$0	$0
Christopher Accettella	10	3	0	0	0	0
	$7.32 Billion	$1.18 Billion	$0	$0	$0	$0
Joshua Freedman, CFA	2	2	0	0	0	0
	$835.6 Million	$33.13 Million	$0	$0	$0	$0
Desmond Cheung, CFA	2	4	0	0	0	0
	$692.5 Million	$208 Million	$0	$0	$0	$0
Alastair Bishop	1	1	0	0	0	0
	$185.7 Million	$26.58 Million	$0	$0	$0	$0

For BCX:

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Kyle G. McClements, CFA	10	3	0	0	0	0
	$6.79 Billion	$1.18 Billion	$0	$0	$0	$0
Christopher Accettella	10	3	0	0	0	0
	$6.79 Billion	$1.18 Billion	$0	$0	$0	$0
Joshua Freedman, CFA	2	2	0	0	0	0
	$234.7 Million	$33.13 Million	$0	$0	$0	$0
Thomas Holl	0	8	2	0	0	0
	$0	$453 Million	$378.3 Million	$0	$0	$0
Desmond Cheung, CFA	2	4	0	0	0	0
	$88.95 Million	$208 Million	$0	$0	$0	$0

Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Funds, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Funds. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Funds. BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Funds by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a Fund. It should also be noted that Messrs. Batchelor, Bishop, Cheung, Freedman and Holl and Mdmes. Allonby and Markham may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Batchelor, Bishop, Cheung, Freedman and Holl and Mdmes. Allonby and Markham may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of August 31, 2014.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation

Generally, portfolio managers receive base compensation based on their position with BlackRock, Inc.

Discretionary Incentive Compensation

Messrs. Accettella and McClements

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets or strategies under management or supervision by that portfolio manager, and/or the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds, other accounts or strategies managed by each portfolio manager. Performance is generally measured on a pre-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. The performance of some Funds, other accounts or strategies may not be measured against a specific benchmark.

Messrs. Batchelor, Bishop, Cheung, Freedman and Holl and Mdmes. Allonby and Markham

Generally, discretionary incentive compensation for Active Equity portfolio managers is based on a formulaic compensation program. BlackRock’s formulaic portfolio manager compensation program is based on team revenue and pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods, as applicable. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks or rankings against which the performance of funds and other accounts managed by each portfolio management team is compared and the period of time over which performance is evaluated. With respect to these portfolio managers, such benchmarks for the Funds and other accounts are:

Portfolio Manager	Applicable Benchmarks
Poppy Allonby, CFA Robin Batchelor Alastair Bishop Desmond Cheung Thomas Holl Olivia Markham, CFA	Euromoney Global Mining Index; FTSE Gold Mines Index; MSCI World Energy; DAX Global Agribusiness Index; WilderHill New Energy Index; BGR Option Overwriting Strategy Composite Index; Wilshire 5000 Modified Energy Index, Equal Weighted; BCX Overwrite Benchmark Strategy Index

Joshua Freedman, CFA	60% MSCI AS World Energy/MSCI AC World Metals&Mining S&P Natural Resources Index MSCI World Energy (TR)

Christopher Accettella Kyle McClements, CFA	No Benchmarks

A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, technology and innovation. These factors are considered collectively by BlackRock management and the relevant Chief Investment Officers.

Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of discretionary incentive compensation in BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards—From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. Messrs. Bishop and Cheung and Ms. Markham have unvested long-term incentive awards.

Deferred Compensation Program—A portion of the compensation paid to eligible United States-based BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products. Messrs. Accettella and McClements are eligible to participate in the deferred compensation program.

Other Compensation Benefits

In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans—BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($260,000 for 2014). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. Messrs. Accettella and McClements are eligible to participate in these plans.

United Kingdom-based portfolio managers are also eligible to participate in broad-based plans offered generally to BlackRock employees, including broad-based retirement, health and other employee benefit plans. For example, BlackRock has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a Group Personal Pension Plan (GPPP) and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution to the GPPP is between 6% to 15% (dependent on service related entitlement) of eligible pay capped at £150,000 per annum. The GPPP offers a range of investment options, including several collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, in the absence of an investment election being made, are invested into a passive balanced managed fund (effective April 1, 2014, the default fund will be a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65). The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a US dollar value of $25,000 based on its fair market value on the purchase date. Messrs. Batchelor, Bishop, Cheung, Freedman and Holl and Mdmes. Allonby and Markham are eligible to participate in these plans.

Securities Ownership of Portfolio Managers as of August 31, 2014

For BCF:

Portfolio Manager	Dollar Range of Equity Securities of BCF Beneficially Owned
Poppy Allonby, CFA	None
Robin Batchelor	None
Joshua Freedman, CFA	None
Olivia Markham, CFA	None
Alastair Bishop	None
Kyle G. McClements, CFA	$1-$10,000
Christopher Accettella	None

For BQR:

Portfolio Manager	Dollar Range of Equity Securities of BQR Beneficially Owned
Poppy E. Allonby, CFA	None
Robin J. Batchelor	None
Joshua Freedman, CFA	None
Desmond Cheung, CFA	None
Alastair Bishop	None
Kyle McClements, CFA	$1-$10,000
Christopher Accettella	None

For BCX:

Portfolio Manager	Dollar Range of Equity Securities of BCX Beneficially Owned
Joshua Freedman, CFA	None
Thomas Holl, CFA	None
Desmond Cheung, CFA	None
Kyle G. McClements, CFA	$1-$10,000
Christopher Accettella	None

PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

The Investment Advisor is responsible for decisions to buy and sell securities for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions. The securities in which the Funds invest are traded principally in the over-the-counter market. In the over-the-counter market, securities are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of such securities usually includes a markup to the dealer. Securities purchased in underwritten offerings generally include, in the price, a fixed amount of compensation for the manager(s), underwriter(s) and dealer(s). The Funds may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid. Purchases and sales of bonds on a stock exchange are effected through brokers who charge a commission for their services.

The Investment Advisor is responsible for effecting securities transactions of the Funds and will do so in a manner deemed fair and reasonable to shareholders of the Funds and not according to any formula. The Investment Advisor’s primary considerations in selecting the manner of executing securities transactions for the Funds will be prompt execution of orders, the size and breadth of the market for the security, the reliability, integrity and financial condition and execution capability of the firm, the difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Investment Advisor, more than one firm can offer comparable execution services. In selecting among such firms, consideration is given to those firms which supply research and other services in addition to execution services. Consideration may also be given to the sale of shares of the Funds. However, it is not the policy of BlackRock, absent special circumstances, to pay higher commissions to a firm because it has supplied such research or other services.

The Investment Advisor is able to fulfill its obligation to furnish a continuous investment program to the Funds without receiving research or other information from brokers; however, each considers access to such information to be an important element of financial management. Although such information is considered useful, its value is not determinable, as it must be reviewed and assimilated by the Investment Advisor, and does not reduce the Investment Advisor’s normal research activities in rendering investment advice under the investment management agreement or the sub-investment advisory agreement. It is possible that the Investment Advisor’s expenses could be materially increased if it attempted to purchase this type of information or generate it through its own staff.

One or more of the other investment companies or accounts which the Investment Advisor manage may own from time to time some of the same investments as the Funds. Investment decisions for the Funds are made independently from those of such other investment companies or accounts; however, from time to time, the same investment decision may be made for more than one company or account. When two or more companies or accounts seek to purchase or sell the same securities, the securities actually purchased or sold will be allocated among the companies and accounts on a good faith equitable basis by the Investment Advisor in their discretion in accordance with the accounts’ various investment objectives. In some cases, this system may adversely affect the price or size of the position obtainable for the Funds. In other cases, however, the ability of the Funds to participate in volume transactions may produce better execution for the Funds. It is the opinion of the Funds’ Boards that this advantage, when combined with the other benefits available due to the Investment Advisor’s organization, outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

It is not the Funds’ policy to engage in transactions with the objective of seeking profits from short-term trading. However, the annual portfolio turnover rate of the Funds may be greater than 100%. Because it is difficult to predict accurately portfolio turnover rates, actual turnover may be higher or lower. Higher portfolio turnover results in increased a Fund’s costs, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and on the reinvestment in other securities.

Each Fund has received an exemptive order from the SEC permitting them to lend portfolio securities to affiliates of the Fund and to retain an affiliate of the Fund as lending agent. Pursuant to that order, each Fund has retained an affiliate of BlackRock as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. The securities lending agent may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Investment Advisor or in registered money market funds advised by the Investment Advisor or its affiliates.

Information about the brokerage commissions paid by each Fund during each Fund’s previous three fiscal years is set forth in the following table:

	Aggregate Brokerage Commissions Paid
For the Fiscal Year Ended	BCF	BQR	BCX
October 31, 2013	$757,402	$94,291	$1,304,229
October 31, 2012	$718,261	$151,506	$1,153,921
October 31, 2011	$580,666	$104,315	$1,019,195

Information about the brokerage commissions paid to affiliates by each Fund during each Fund’s previous three fiscal years is set forth in the following table:

	Aggregate Brokerage Commissions Paid	Brokerage Commissions Paid to Affiliates	Brokerage Commissions Paid to Affiliates
For the Fiscal Year Ended	BCF	BQR	BCX
October 31, 2013	—	—	—
October 31, 2012	—	—	—
October 31, 2011	—	—	—

Information about the security lending agent fees paid by each Fund during each Fund’s previous three fiscal years is set forth in the following table:

	Securities Lending Fees	Securities Lending Fees	Securities Lending Fees
For the Fiscal Year Ended	BCF	BQR	BCX
October 31, 2013	$1,936	$554	$0
October 31, 2012	$20,589	$26,112	$0
October 31, 2011	$979	$5,235	$0

None of the Funds had acquired any securities of their respective regular brokers or dealers as of October 31, 2013.

CONFLICTS OF INTEREST

The PNC Financial Services Group, Inc. (“PNC”) has a significant economic interest in BlackRock, Inc., the parent of the Investment Advisor. PNC is considered to be an affiliate of BlackRock, Inc. under the 1940 Act. Certain activities of the Investment Advisor, BlackRock, Inc. and their affiliates (collectively, “BlackRock”) and PNC and its affiliates (collectively, “PNC” and together with BlackRock, “Affiliates”), with respect to a Fund and/or other accounts managed by BlackRock or PNC, may give rise to actual or perceived conflicts of interest such as those described below.

BlackRock is one of the world’s largest asset management firms. PNC is a diversified financial services organization spanning the retail, business and corporate markets. BlackRock and PNC are affiliates of one another under the 1940 Act. BlackRock, PNC, and their respective affiliates (including, for these purposes, their directors, partners, directors, managing members, officers and employees), including the entities and personnel who may be involved in the investment activities and business operations of a Fund, are engaged worldwide in businesses, including equity, fixed income, cash management and alternative investments, and have interests other than that of managing a Fund. These are considerations of which investors in a Fund should be aware, and which may cause conflicts of interest that could disadvantage a Fund and its shareholders. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities and other instruments, and companies that may be purchased or sold by a Fund.

BlackRock and its Affiliates have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of a Fund and/or that engage in transactions in the same types of securities, currencies and instruments as a Fund. One or more Affiliates are also major participants in the global currency, equities, swap and fixed income markets, in each case both on a proprietary basis and for the accounts of customers. As such, one or more Affiliates are or may be actively engaged in transactions in the same securities, currencies, and instruments in which a Fund may invest. Such activities could affect the prices and availability of the securities, currencies and instruments in which a Fund invests, which could have an adverse impact on such Fund’s performance. Such transactions, particularly in respect of most proprietary accounts or customer accounts, will be executed independently of a Fund’s transactions and thus at prices or rates that may be more or less favorable than those obtained by such Fund.

When BlackRock and its Affiliates seek to purchase or sell the same assets for their managed accounts, the assets actually purchased or sold may be allocated among the accounts on a basis determined in their good faith discretion to be equitable. In some cases, this system may adversely affect the size or price of the assets purchased or sold for a Fund. In addition, transactions in investments by one or more other accounts managed by BlackRock or its Affiliates may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of a Fund, particularly, but not limited to, with respect to small capitalization, emerging market or less liquid strategies. This may occur when investment decisions regarding a Fund are based on research or other information that is also used to support decisions for other accounts. When BlackRock or its Affiliates implements a portfolio decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for a Fund, market impact, liquidity constraints, or other factors could result in such Fund receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or such Fund could otherwise be disadvantaged. BlackRock or its Affiliates may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences, which may cause a Fund to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.

Conflicts may also arise because portfolio decisions regarding a Fund may benefit other accounts managed by BlackRock or its Affiliates. For example, the sale of a long position or establishment of a short position by a Fund may impair the price of the same security sold short by (and therefore benefit) one or more Affiliates or their other accounts, and the purchase of a security or covering of a short position in a security by such Fund may increase the price of the same security held by (and therefore benefit) one or more Affiliates or their other accounts.

BlackRock and its Affiliates and their clients may pursue or enforce rights with respect to an issuer in which a Fund has invested, and those activities may have an adverse effect on such Fund. As a result, prices, availability, liquidity and terms of a Fund’s investments may be negatively impacted by the activities of BlackRock or its Affiliates or their clients, and transactions for a Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

The results of a Fund’s investment activities may differ significantly from the results achieved by BlackRock and its Affiliates for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that one or more Affiliate-managed accounts and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by a Fund. Moreover, it is possible that a Fund will sustain losses during periods in which one or more Affiliate-managed accounts achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible. The investment activities of one or more Affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for a Fund in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.

From time to time, a Fund’s activities may also be restricted because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when BlackRock, and/or one or more Affiliates, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which BlackRock and/or one or more Affiliates are performing services or when position limits have been reached.

In connection with its management of a Fund, BlackRock may have access to certain fundamental analysis and proprietary technical models developed by one or more Affiliates. BlackRock will not be under any obligation, however, to effect transactions on behalf of any Fund in accordance with such analysis and models. In addition, neither BlackRock nor any of its Affiliates will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of a Fund and it is not anticipated that BlackRock will have access to such information for the purpose of managing a Fund. The proprietary activities or portfolio strategies of BlackRock and its Affiliates, or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by BlackRock in managing a Fund.

In addition, certain principals and certain employees of BlackRock are also principals or employees of BlackRock or another Affiliate. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in a Fund should be aware.

BlackRock may enter into transactions and invest in securities, instruments and currencies on behalf of a Fund in which customers of BlackRock or its Affiliates, or, to the extent permitted by the SEC, BlackRock or another Affiliate, serves as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction will be adverse to the interests of a Fund, and such party may have no incentive to assure that such Fund obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by a Fund may enhance the profitability of BlackRock or its Affiliates. One or more Affiliates may also create, write or issue derivatives for their customers, the underlying securities, currencies or instruments of which may be those in which a Fund invests or which may be based on the performance of a Fund. A Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by one or more Affiliates and may also enter into transactions with other clients of an Affiliate where such other clients have interests adverse to those of a Fund.

At times, these activities may cause departments of BlackRock or its Affiliates or to give advice to clients that may cause these clients to take actions adverse to the interests of a Fund. To the extent affiliated transactions are permitted, a Fund will deal with BlackRock and its Affiliates on an arms-length basis. BlackRock or its Affiliates may also have an ownership interest in certain trading or information systems used by a Fund. A Fund’s use of such trading or information systems may enhance the profitability of BlackRock and its Affiliates.

One or more Affiliates may act as broker, dealer, agent, lender or adviser or in other commercial capacities for a Fund. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by an Affiliate will be in its view commercially reasonable, although each Affiliate, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to the Affiliate and such sales personnel.

Subject to applicable law, the Affiliates (and their personnel and other distributors) will be entitled to retain fees and other amounts that they receive in connection with their service to a Fund as broker, dealer, agent, lender, adviser or in other commercial capacities and no accounting to a Fund or its shareholders will be required, and no fees or other compensation payable by a Fund or its shareholders will be reduced by reason of receipt by an Affiliate of any such fees or other amounts.

When an Affiliate acts as broker, dealer, agent, adviser or in other commercial capacities in relation to a Fund, the Affiliate may take commercial steps in its own interests, which may have an adverse effect on a Fund. A Fund will be required to establish business relationships with its counterparties based on a Fund’s own credit standing. Neither BlackRock nor any of the Affiliates will have any obligation to allow their credit to be used in connection with a Fund’s establishment of its business relationships, nor is it expected that a Fund’s counterparties will rely on the credit of BlackRock or any of the Affiliates in evaluating a Fund’s creditworthiness.

Under a securities lending program approved by a Fund’s Board, a Fund has retained an Affiliate of BlackRock to serve as the securities lending agent for a Fund to the extent that such Fund participates in the securities lending program. For these services, the lending agent may receive a fee from such Fund, including a fee based on the returns earned on such Fund’s investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which a Fund may lend its portfolio securities under the securities lending program.

Purchases and sales of securities for a Fund may be bunched or aggregated with orders for other BlackRock client accounts. BlackRock and its Affiliates, however, are not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if they determine that bunching or aggregating is not practicable, required or concern cases involving client direction.

Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and a Fund will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of a Fund. In addition, under certain circumstances, a Fund will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

BlackRock may select brokers (including, without limitation, Affiliates) that furnish BlackRock, a Fund, other BlackRock client accounts or other Affiliates or personnel, directly or through correspondent relationships, with research or other appropriate services which provide, in BlackRock’s view, appropriate assistance to

BlackRock in the investment decision-making process (including with respect to futures, fixed price offerings and over-the-counter transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; trade industry seminars; computer data bases; research-oriented software and other services and products.

Research or other services obtained in this manner may be used in servicing a Fund and other BlackRock client accounts, including in connection with BlackRock client accounts other than those that pay commissions to the broker relating to the research or other service arrangements. Such products and services may disproportionately benefit other BlackRock client accounts relative to a Fund based on the amount of brokerage commissions paid by such Fund and such other BlackRock client accounts. For example, research or other services that are paid for through one client’s commissions may not be used in managing that client’s account. In addition, other BlackRock client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to a Fund and to such other BlackRock client accounts. To the extent that BlackRock uses soft dollars, it will not have to pay for those products and services itself.

BlackRock may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that BlackRock receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by BlackRock.

BlackRock may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services BlackRock believes are useful in its investment decision-making process. BlackRock may from time to time choose not to engage in the above described arrangements to varying degrees. BlackRock may also enter into commission sharing arrangements under which BlackRock may execute transactions through a broker-dealer, including, where permitted, an Affiliate, and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BlackRock. To the extent that BlackRock engages in commission sharing arrangements, many of the same conflicts related to traditional soft dollars may exist.

BlackRock may utilize certain electronic crossing networks (“ECNs”) in executing client securities transactions for certain types of securities. These ECNs may charge fees for their services, including access fees and transaction fees. The transaction fees, which are similar to commissions or markups/markdowns, will generally be charged to clients and, like commissions and markups/markdowns, would generally be included in the cost of the securities purchased. Access fees may be paid by BlackRock even though incurred in connection with executing transactions on behalf of clients, including a Fund. In certain circumstances, ECNs may offer volume discounts that will reduce the access fees typically paid by BlackRock. This would have the effect of reducing the access fees paid by BlackRock. BlackRock will only utilize ECNs consistent with its obligation to seek to obtain best execution in client transactions.

BlackRock has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including a Fund, and to help ensure that such decisions are made in accordance with BlackRock’s fiduciary obligations to its clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of BlackRock may have the effect of favoring the interests of other clients or businesses of other divisions or units of BlackRock and/or its Affiliates, provided that BlackRock believes such voting decisions to be in accordance with its fiduciary obligations. For a more detailed discussion of these policies and procedures, see “Other Information—Proxy Voting Policy.”

It is also possible that, from time to time, BlackRock or its Affiliates may, although they are not required to, purchase and hold shares of a Fund. Increasing such Fund’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce such Fund’s expense ratio.

It is possible that a Fund may invest in securities of companies with which an Affiliate has or is trying to develop investment banking relationships as well as securities of entities in which BlackRock or its Affiliates has significant debt or equity investments or in which an Affiliate makes a market. A Fund also may invest in securities of companies to which an Affiliate provides or may someday provide research coverage. Such investments could cause conflicts between the interests of a Fund and the interests of other clients of BlackRock or its Affiliates. In making investment decisions for a Fund, BlackRock is not permitted to obtain or use material non-public information acquired by any division, department or Affiliate of BlackRock in the course of these activities. In addition, from time to time, the activities of an Affiliate may limit a Fund’s flexibility in purchases and sales of securities. When an Affiliate is engaged in an underwriting or other distribution of securities of an entity, BlackRock may be prohibited from purchasing or recommending the purchase of certain securities of that entity for a Fund.

BlackRock and its Affiliates, their personnel and other financial service providers have interests in promoting sales of a Fund. With respect to BlackRock and its Affiliates and their personnel, the remuneration and profitability relating to services to and sales of a Fund or other products may be greater than remuneration and profitability relating to services to and sales of certain funds or other products that might be provided or offered. BlackRock and its Affiliates and their sales personnel may directly or indirectly receive a portion of the fees and commissions charged to a Fund or their shareholders. BlackRock and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher than for other products or services, and the remuneration and profitability to BlackRock or its Affiliates and such personnel resulting from transactions on behalf of or management of a Fund may be greater than the remuneration and profitability resulting from other funds or products.

BlackRock and its Affiliates and their personnel may receive greater compensation or greater profit in connection with an account for which BlackRock serves as an adviser than with an account advised by an unaffiliated investment advisor. Differentials in compensation may be related to the fact that BlackRock may pay a portion of its advisory fee to its Affiliate, or relate to compensation arrangements, including for portfolio management, brokerage transactions or account servicing. Any differential in compensation may create a financial incentive on the part of BlackRock or its Affiliates and their personnel to recommend BlackRock over unaffiliated investment advisors or to effect transactions differently in one account over another.

BlackRock and its Affiliates may provide valuation assistance to certain clients with respect to certain securities or other investments and the valuation recommendations made for their clients’ accounts may differ from the valuations for the same securities or investments assigned by a Fund’s pricing vendors, especially if such valuations are based on broker-dealer quotes or other data sources unavailable to such Fund’s pricing vendors. While BlackRock will generally communicate its valuation information or determinations to a Fund’s pricing vendors and/or fund accountants, there may be instances where a Fund’s pricing vendors or fund accountants assign a different valuation to a security or other investment than the valuation for such security or investment determined or recommended by BlackRock.

When market quotations of direct investments are not readily available or are believed by BlackRock to be unreliable, a Fund’s investments may be valued at fair value by BlackRock, pursuant to procedures adopted by the Board. When determining an asset’s “fair value,” BlackRock seeks to determine the price that a Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. The price generally may not be determined based on what a Fund might reasonably expect to receive for selling an asset at a later time or if it holds the asset to maturity. While fair value determinations will be based upon all available factors that BlackRock deems relevant at the time of the determination, and may be based on analytical values determined by BlackRock using proprietary or third-party valuation models, fair value represents only a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining a Fund’s NAV. As a result, a Fund’s sale or repurchase of its shares at NAV, at a time when a holding or holdings are valued by BlackRock (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

To the extent permitted by applicable law, a Fund may invest all or some of its short-term cash investments in any money market fund or similarly-managed private fund or exchange-traded fund advised or managed by BlackRock. In connection with any such investments, a Fund, to the extent permitted by the 1940 Act, may pay its share of expenses of a money market fund in which it invests, which may result in such Fund bearing some additional expenses.

BlackRock and its Affiliates and their directors, officers and employees, may buy and sell securities or other investments for their own accounts, and may have conflicts of interest with respect to investments made on behalf of a Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers, employees and Affiliates of BlackRock that are the same, different from or made at different times than positions taken for a Fund. To lessen the possibility that any Fund will be adversely affected by this personal trading, a Fund and BlackRock each have adopted a Code of Ethics in compliance with Section 17(j) of the 1940 Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding a Fund’s portfolio transactions.

BlackRock and its Affiliates will not purchase securities or other property from, or sell securities or other property to, any Fund, except that a Fund may in accordance with rules adopted under the 1940 Act engage in transactions with accounts that are affiliated with a Fund as a result of common officers, directors, or investment advisors or pursuant to exemptive orders granted to a Fund and/or BlackRock by the SEC. These transactions would be affected in circumstances in which BlackRock determined that it would be appropriate for a Fund to purchase and another client of BlackRock to sell, or such Fund, to sell and another client of BlackRock to purchase, the same security or instrument on the same day. From time to time, the activities of a Fund may be restricted because of regulatory requirements applicable to BlackRock or its Affiliates and/or BlackRock’s internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by BlackRock would not be subject to some of those considerations. There may be periods when BlackRock may not initiate or recommend certain types of transactions, or may otherwise restrict or limit their advice in certain securities or instruments issued by or related to companies for which an Affiliate is performing investment banking, market making or other services or has proprietary positions. For example, when an Affiliate is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, a Fund may be prohibited from or limited in purchasing or selling securities of that company. Similar situations could arise if personnel of BlackRock or its Affiliates serve as directors of companies the securities of which a Fund wishes to purchase or sell. However, if permitted by applicable law, a Fund may purchase securities or instruments that are issued by such companies or are the subject of an underwriting, distribution, or advisory assignment by an Affiliate, or in cases in which personnel of BlackRock or its Affiliates are directors or officers of the issuer. The investment activities of one or more Affiliates for their proprietary accounts and for client accounts may also limit the investment strategies and rights of a Fund. For example, in regulated industries, in certain emerging or international markets, in corporate and regulatory ownership definitions, and in certain futures and derivative transactions, and to comply with certain provisions of the 1940 Act that prohibit affiliated transactions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause BlackRock, a Fund or other client accounts to suffer disadvantages or business restrictions. These limitations may cause a Fund to invest in different portfolios than other BlackRock funds which may result in such Fund investing on less advantageous terms than such other funds or in different types of securities, such as non-voting securities, in order to comply with regulatory requirements.

BlackRock and its Affiliates may maintain securities indices as part of their product offerings. Index based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including BlackRock and its Affiliates may be paid licensing fees for use of their index or index name. BlackRock and its Affiliates will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with BlackRock and its Affiliates will be as favorable as those terms offered to other index licensees.

BlackRock and its Affiliates may serve as Authorized Participants in the creation and redemption of exchange traded funds, including funds advised by affiliates of BlackRock. BlackRock and its Affiliates may therefore be deemed to be participants in a distribution of such exchange traded funds, which could render them statutory underwriters.

Custody arrangements may lead to potential conflicts of interest with BlackRock where BlackRock has agreed to waive fees and/or reimburse ordinary operating expenses in order to cap expenses of a fund. This is because the custody arrangements with such fund’s custodian may have the effect of reducing custody fees when the fund leave cash balances uninvested. When a fund’s actual operating expense ratio exceeds a stated cap, a reduction in custody fees reduces the amount of waivers and/or reimbursements BlackRock would be required to make to the fund. This could be viewed as having the potential to provide BlackRock an incentive to keep high positive cash balances for funds with expense caps in order to offset fund custody fees that BlackRock might otherwise reimburse. However, BlackRock’s portfolio managers do not intentionally keep uninvested balances high, but rather make investment decisions that they anticipate will be beneficial to fund performance.

Present and future activities of BlackRock and its Affiliates, including the Investment Advisor, in addition to those described in this section, may give rise to additional conflicts of interest.

OTHER INFORMATION

Custody of Assets

The custodian of the assets of each Fund is The Bank of New York Mellon, One Wall Street, New York, New York 10286. The custodian is responsible for, among other things, receipt of and disbursement of funds from each Fund’s accounts, establishment of segregated accounts as necessary, and transfer, exchange and delivery of Fund portfolio securities.

Transfer Agent, Dividend Disbursing Agent and Registrar

Computershare Trust Company, N.A., 250 Royall Street, Canton, Massachusetts 02021 serves as each Fund’s transfer agent with respect to such Fund’s common shares.

Code of Ethics

Each Fund and the Investment Advisor has adopted a code of ethics (the “Code of Ethics”) in compliance with Section 17(j) of the 1940 Act and Rule 17j-1 thereunder. Each Code of Ethics establishes procedures for personal investing and restricts certain transactions. Employees subject to a Code of Ethics may invest in securities for their personal investment accounts, including making investments in securities that may be purchased or held by a Fund. The Codes of Ethics are available on the EDGAR Database on the SEC’s website at www.sec.gov. In addition, the Codes of Ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.

Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Copies of the Codes of Ethics may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

Proxy Voting Policy

The Board of each Fund has delegated the voting of proxies for its Fund’s securities to the Investment Advisor pursuant to the Investment Advisor’s proxy voting guidelines. Under these guidelines, the Investment Advisor will vote proxies related to Fund securities in the best interests of the Funds and their shareholders. From time to time, a vote may present a conflict between the interests of a Fund’s shareholders, on the one hand, and those of the Investment Advisor, or any affiliated person of such Fund or the Investment Advisor, on the other. In such event, provided that the Investment Advisor’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Committee”) is aware of the real or potential conflict, if the matter to be voted on represents a material, non-routine matter and if the Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Committee may retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Advisor’s clients. If the Investment Advisor determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Committee shall determine how to vote the proxy after consulting with the Investment Advisor’s Portfolio Management Group and/or the Investment Advisor’s Legal & Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Funds’ Proxy Voting Policy and Procedures is included as Appendix C to this Statement of Additional Information. Information on how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii)  on the SEC’s website at http://www.sec.gov.

FINANCIAL STATEMENTS

The financial statements of BCX for the fiscal year ended October 31, 2013 are incorporated by reference herein to BCX’s annual report filed on Form N-CSR on January 2, 2014. The financial statements of BCX for the six month period ended April 30, 2014 are incorporated by reference herein to BCX’s semi-annual report filed on Form N-CSRS on July 1, 2014.

The financial statements of BQR for the fiscal year ended October 31, 2013 are incorporated by reference herein to BQR’s annual report filed on Form N-CSR on January 2, 2014. The financial statements of BQR for the six month period ended April 30, 2014 are incorporated by reference herein to BQR’s semi-annual report filed on Form N-CSRS on July 1, 2014.

The financial statements of BCF for the fiscal year ended October 31, 2013 are incorporated by reference herein to BCF’s annual report filed on Form N-CSR on January 2, 2014. The financial statements of BCF for the six month period ended April 30, 2014 are incorporated by reference herein to BCF’s semi-annual report filed on Form N-CSRS on July 1, 2014.

PRO FORMA FINANCIAL STATEMENTS

The unaudited pro forma financial information set forth in Appendix B hereto is for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the Reorganizations had been consummated. The closing of the Reorganizations is contingent upon certain conditions being satisfied, including that shareholders of each Target Fund, voting separately, must approve the Reorganization for their Fund and that shareholders of the Acquiring Fund must approve the issuance of additional common shares of the Acquiring Fund in connection with such Reorganization. These pro forma numbers have been estimated in good faith based on information regarding the Target Funds and Acquiring Fund as of April 30, 2014.

APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

, 2014

In order to consummate the reorganization contemplated herein (the “Reorganization”) and in consideration of the promises and the covenants and agreements hereinafter set forth, and intending to be legally bound,                                         , a registered [non-]diversified closed-end investment company, File No. 811-        , (the “Target Fund”) and BlackRock Resources & Commodities Strategy Trust, a registered non-diversified closed-end investment company, File No. 811-22501 (the “Acquiring Fund” and together with the Target Fund, the “Funds”), each hereby agree as follows:

1. REPRESENTATIONS AND WARRANTIES OF THE ACQUIRING FUND.

The Acquiring Fund represents and warrants to, and agrees with, the Target Fund that:

(a) The Acquiring Fund is a statutory trust, duly formed, validly existing and in good standing in conformity with the Delaware Statutory Trust Act (the “DSTA”), and has the power to own all of its assets and to carry out this Agreement. The Acquiring Fund has all necessary federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

(b) The Acquiring Fund is duly registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a non-diversified, closed-end management investment company and such registration has not been revoked or rescinded and is in full force and effect.

(c) The Acquiring Fund has full power and authority to enter into and perform its obligations under this Agreement subject, in the case of the issuance of additional Acquiring Fund Common Shares (as defined in Section 1(m) herein) to the approval of such issuance of additional Acquiring Fund Common Shares by the shareholders of the Acquiring Fund (the “Acquiring Fund Shareholders”) as described in Section 9(a) hereof. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action of the Acquiring Fund’s Board of Trustees, and this Agreement constitutes a valid and binding contract of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(d) The Acquiring Fund has provided or made available (including by electronic format) to the Target Fund the most recent audited annual financial statements of the Acquiring Fund, which have been prepared in accordance with generally accepted accounting principles in the United States of America (“US GAAP”) consistently applied and have been audited by Deloitte & Touche LLP, each Fund’s independent registered public accounting firm, and such statements fairly present the financial condition and the results of operations of the Acquiring Fund as of the respective dates indicated and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of the Acquiring Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements.

(e) An unaudited statement of assets, capital and liabilities of the Acquiring Fund and an unaudited schedule of investments of the Acquiring Fund, each as of the Valuation Time (as defined in Section 3(e) herein) (together, the “Acquiring Fund Closing Financial Statements”), will be provided or made available (including by electronic format) to the Target Fund, at or prior to the Closing Date (as defined in Section 7(a) herein), for the purpose of determining the number of Acquiring Fund Common Shares to be issued to the Target Fund shareholders (the “Target Fund Shareholders”) pursuant to Section 3 of this Agreement; the Acquiring Fund Closing Financial Statements will fairly present the financial position of the Acquiring Fund as of the Valuation Time in conformity US GAAP consistently applied.

(f) There are no material legal, administrative or other proceedings pending or, to the knowledge of the Acquiring Fund, threatened against it which assert liability on the part of the Acquiring Fund or which materially affect its financial condition or its ability to consummate the Reorganization. The Acquiring Fund is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

(g) There are no material contracts outstanding to which the Acquiring Fund is a party that have not been disclosed in the N-14 Registration Statement (as defined in Section 1(k) herein) or that will not otherwise be disclosed to the Target Fund prior to the Valuation Time.

(h) The Acquiring Fund is not obligated under any provision of its agreement and declaration of trust or by-laws, each as amended to the date hereof, and is not a party to any contract or other commitment or obligation, and is not subject to any order or decree, which would be violated by its execution of or performance under this Agreement, except insofar as the Funds have mutually agreed to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

(i) The Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the Acquiring Fund’s Annual Report for the year ended October 31, 2013, those incurred since the date thereof in the ordinary course of its business as an investment company, and those incurred in connection with the Reorganization. As of the Valuation Time, the Acquiring Fund will advise the Target Fund of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time, except to the extent disclosed in the Acquiring Fund Closing Financial Statements or to the extent already known by the Target Fund.

(j) No consent, approval, authorization or order of any court or government authority is required for the consummation by the Acquiring Fund of the Reorganization, except such as may be required under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico) or the rules of the New York Stock Exchange, each of which will have been obtained on or prior to the Closing Date.

(k) The registration statement filed by the Acquiring Fund on Form N-14, which includes the proxy statement of the Target Fund and the Acquiring Fund with respect to the transactions contemplated herein (the “Joint Proxy Statement/Prospectus”), and any supplement or amendment thereto or to the documents included or incorporated by reference therein (collectively, as so amended or supplemented, the “N-14 Registration Statement”), on its effective date, at the time of the shareholder meeting called to vote on this Agreement and on the Closing Date, insofar as it relates to the Acquiring Fund, (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made, not misleading; and the Joint Proxy Statement/Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection only shall apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Acquiring Fund for use in the N-14 Registration Statement.

(l) The Acquiring Fund has filed, or intends to file, or has obtained extensions to file, all federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All tax liabilities of the Acquiring Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquiring Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

(m) The Acquiring Fund is authorized to issue an unlimited number of common shares, par value $0.001 per share (the “Acquiring Fund Common Shares”). Each outstanding Acquiring Fund Common Share is fully paid and nonassessable and has full voting rights, except as provided by the Acquiring Fund’s agreement and declaration of trust or applicable law.

(n) The books and records of the Acquiring Fund made available to the Target Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Acquiring Fund.

(o) The Acquiring Fund Common Shares to be issued to the Target Fund Shareholders pursuant to this Agreement will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable and will have full voting rights, except as provided by the Acquiring Fund’s agreement and declaration of trust or applicable law, and no Acquiring Fund Shareholder will have any preemptive right of subscription or purchase in respect thereof.

(p) At or prior to the Closing Date, the Acquiring Fund Common Shares to be transferred to the Target Fund for distribution to the Target Fund Shareholders on the Closing Date will be duly qualified for offering to the public in all states of the United States in which the sale of shares of the Funds presently are qualified, and there will be a sufficient number of such Acquiring Fund Common Shares registered under the 1933 Act and, as may be necessary, with each pertinent state securities commission to permit the transfers contemplated by this Agreement to be consummated.

(q) At or prior to the Closing Date, the Acquiring Fund will have obtained any and all regulatory, board and shareholder approvals necessary to issue the Acquiring Fund Common Shares to the Target Fund Shareholders.

(r) The Acquiring Fund has elected to qualify and has qualified as a regulated investment company (“RIC”) within the meaning of Section 851 of the Internal Revenue Code of 1986, as amended (the “Code”) for each of its taxable years since its inception, and the Acquiring Fund has satisfied the distribution requirements imposed by Section 852 of the Code to maintain RIC status for each of its taxable years.

2. REPRESENTATIONS AND WARRANTIES OF THE TARGET FUND.

The Target Fund represents and warrants to, and agrees with, the Acquiring Fund that:

(a) The Target Fund is a statutory trust duly formed, validly existing and in good standing in conformity with the DSTA, and has the power to own all of its assets and to carry out this Agreement. The Target Fund has all necessary federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

(b) The Target Fund is duly registered under the 1940 Act as a [non-]diversified, closed-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

(c) The Target Fund has full power and authority to enter into and perform its obligations under this Agreement subject, in the case of consummation of the Reorganization to the approval and adoption of this Agreement and the Reorganization by the Target Fund Shareholders as described in Section 8(a) hereof. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action of the Target Fund’s Board of Trustees and this Agreement constitutes a valid and binding contract of the Target Fund enforceable against the Target Fund in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(d) The Target Fund has provided or made available (including by electronic format) to the Acquiring Fund the most recent audited annual financial statements of the Target Fund which have been prepared in accordance with US GAAP consistently applied and have been audited by Deloitte & Touche LLP, and such statements fairly present the financial condition and the results of operations of the Target Fund as of the respective dates indicated and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of the Target Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements.

(e) An unaudited statement of assets, capital and liabilities of the Target Fund and an unaudited schedule of investments of the Target Fund, each as of the Valuation Time (together, the “Target Fund Closing Financial Statements”), will be provided or made available (including by electronic format) to the Acquiring Fund at or prior to the Closing Date, for the purpose of determining the number of Acquiring Fund Common Shares to be issued to the Target Fund Shareholders pursuant to Section 3 of this Agreement; the Target Fund Closing Financial Statements will fairly present the financial position of the Target Fund as of the Valuation Time in conformity with US GAAP consistently applied.

(f) There are no material legal, administrative or other proceedings pending or, to the knowledge of the Target Fund, threatened against it which assert liability on the part of the Target Fund or which materially affect its financial condition or its ability to consummate the Reorganization. The Target Fund is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

(g) There are no material contracts outstanding to which the Target Fund is a party that have not been disclosed in the N-14 Registration Statement or will not otherwise be disclosed to the Acquiring Fund prior to the Valuation Time.

(h) The Target Fund is not obligated under any provision of its agreement and declaration of trust or by-laws, each as amended to the date hereof, or a party to any contract or other commitment or obligation, and is not subject to any order or decree, which would be violated by its execution of or performance under this Agreement, except insofar as the Funds have mutually agreed to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

(i) The Target Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the Target Fund’s Annual Report for the year ended October 31, 2013, those incurred since the date thereof in the ordinary course of its business as an investment company and those incurred in connection with the Reorganization. As of the Valuation Time, the Target Fund will advise the Acquiring Fund of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time, except to the extent disclosed in the Target Fund Closing Financial Statements or to the extent already known by the Acquiring Fund.

(j) At both the Valuation Time and the Closing Date, the Target Fund will have full right, power and authority to sell, assign, transfer and deliver the Target Fund Investments. As used in this Agreement, the term “Target Fund Investments” shall mean (i) the investments of the Target Fund shown on the schedule of its investments as of the Valuation Time furnished to the Acquiring Fund; and (ii) all other assets owned by the Target Fund or liabilities incurred as of the Valuation Time. At the Closing Date, subject only to the obligation to deliver the Target Fund Investments as contemplated by this Agreement, the Target Fund will have good and marketable title to all of the Target Fund Investments, and the Acquiring Fund will acquire all of the Target Fund Investments free and clear of any encumbrances, liens or security interests and without any restrictions upon the transfer thereof (except those imposed by the federal or state securities laws and those imperfections of title or encumbrances as do not materially detract from the value or use of the Target Fund Investments or materially affect title thereto).

(k) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Target Fund of the Reorganization, except such as may be required under the 1933 Act, the 1934 Act and the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico) or the rules of the New York Stock Exchange, each of which will have been obtained on or prior to the Closing Date.

(l) The N-14 Registration Statement, on its effective date, at the time of the Target Fund Shareholders meeting called to vote on this Agreement and on the Closing Date, insofar as it relates to the Target Fund (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made, not misleading; and the Joint Proxy Statement/Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Target Fund for use in the N-14 Registration Statement.

(m) The Target Fund has filed, or intends to file, or has obtained extensions to file, all federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All tax liabilities of the Target Fund have been adequately provided for on its books, and no tax deficiency or liability of the Target Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

(n) The Target Fund is authorized to issue an unlimited number of common shares, par value $0.001 per share (the “Target Fund Common Shares”). Each outstanding Target Fund Common Share is fully paid and nonassessable and has full voting rights, except as provided by the Target Fund’s agreement and declaration of trust or applicable law.

(o) All of the issued and outstanding Target Fund Common Shares were offered for sale and sold in conformity with all applicable federal and state securities laws.

(p) The Target Fund will not sell or otherwise dispose of any of the Acquiring Fund Common Shares to be received in the Reorganization, except in distribution to the shareholders of the Target Fund as provided in Section 3 of this Agreement.

(q) The books and records of the Target Fund made available to the Acquiring Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Target Fund.

(r) The Target Fund has elected to qualify and has qualified as a RIC within the meaning of Section 851 of the Code for each of its taxable years since its inception, and the Target Fund has satisfied the distribution requirements imposed by Section 852 of the Code to maintain RIC status for each of its taxable years.

3. THE REORGANIZATION.

(a) Subject to receiving the requisite approvals of the Target Fund Shareholders and the Acquiring Fund Shareholders, and to the other terms and conditions contained herein, and in accordance with the applicable law, the Target Fund agrees to convey, transfer and deliver to the Acquiring Fund and the Acquiring Fund agrees to acquire from the Target Fund, on the Closing Date, all of the Target Fund Investments (including interest accrued as of the Valuation Time on debt instruments), and assume substantially all of the liabilities of the Target Fund, in exchange for that number of Acquiring Fund Common Shares provided in Section 4 of this Agreement. The existence of the Acquiring Fund shall continue unaffected and unimpaired by the Reorganization and it shall be governed by the DSTA.

(b) If the investment adviser determines that the portfolios of the Target Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments or that the disposition of certain assets is necessary to ensure that the resulting portfolio will meet the Acquiring Fund’s investment objective, policies and restrictions, as set forth in the Joint Proxy Statement/Prospectus, a copy of which has been delivered (including by electronic format) to the Target Fund, the Target Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing, nothing herein will require the Target Fund to dispose of any portion of its assets if, in the reasonable judgment of the Target Fund’s Board of Trustees or investment adviser, such disposition would create more than an insignificant risk that the Reorganization would not be treated as a “reorganization” described in Section 368(a) of the Code or would otherwise not be in the best interests of the Target Fund.

(c) Prior to the Closing Date, the Target Fund shall declare a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income to and including the Closing Date, if any (computed without regard to any deduction for dividends paid), (ii) all of its net capital gain, if any, recognized to and including the Closing Date and (iii) the excess of its interest income excludable from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for the period to and including the Closing Date.

(d) Pursuant to this Agreement, as soon as practicable, and in no event more than 48 hours, exclusive of Sundays and holidays, after the Closing Date, the Target Fund will distribute all Acquiring Fund Common Shares received by it to its shareholders in exchange for their Target Fund Common Shares. Such distributions shall be accomplished by the opening of shareholder accounts on the share ledger records of the Acquiring Fund in the names of and in the amounts due to the Target Fund Shareholders based on their respective holdings in the Target Fund as of the Valuation Time.

(e) The Valuation Time shall be at the close of business of the New York Stock Exchange on the business day immediately preceding the Closing Date, or such earlier or later day and time as may be mutually agreed upon in writing by the Funds (the “Valuation Time”).

(f) The Target Fund will pay or cause to be paid to the Acquiring Fund any interest the Target Fund receives on or after the Closing Date with respect to any of the Target Fund Investments transferred to the Acquiring Fund hereunder.

(g) Recourse for liabilities assumed from the Target Fund by the Acquiring Fund in the Reorganization will be limited to the net assets acquired by the Acquiring Fund. The known liabilities of the Target Fund, as of the Valuation Time, shall be confirmed to the Acquiring Fund pursuant to Section 2(i) of this Agreement.

(h) The Target Fund will be terminated as soon as practicable following the Closing Date by terminating its registration under the 1940 Act and dissolving under Delaware law and will withdraw its authority to do business in any state where it is registered.

(i) For U.S. federal income tax purposes, the parties to this Agreement intend that (i) the Reorganization qualify as a reorganization within the meaning of Section 368(a) of the Code, (ii) this Agreement constitutes a plan of reorganization within the meaning of U.S. Treasury Regulations Section 1.368-2(g), and (iii) the parties to this Agreement will each be a party to such reorganization within the meaning of Section 368(b) of the Code.

4. ISSUANCE AND VALUATION OF ACQUIRING FUND COMMON SHARES IN THE REORGANIZATION.

(a) A number of Acquiring Fund Common Shares with an aggregate net asset value equal to the value of the assets of the Target Fund acquired in the Reorganization determined as hereinafter provided, reduced by the amount of liabilities of the Target Fund assumed by the Acquiring Fund in the Reorganization, shall be issued by the Acquiring Fund to the Target Fund in exchange for such assets of the Target Fund, which shall be determined as set forth below.

(b) The net asset value of the Acquiring Fund and the Target Fund and the values of their assets and the amounts of their liabilities shall be determined as of the Valuation Time in accordance with the regular procedures of the investment adviser, and no formula will be used to adjust the net asset value so determined of any Fund to take into account differences in realized and unrealized gains and losses.

Such valuation and determination shall be made by the Acquiring Fund in cooperation with the Target Fund and shall be confirmed in writing by the Acquiring Fund to the Target Fund. The net asset value per share of the Acquiring Fund Common Shares shall be determined in accordance with such procedures and the Acquiring Fund shall certify the computations involved. For purposes of determining the net asset value per share of Target Fund Common Shares and the Acquiring Fund Common Shares, the value of the securities held by the applicable Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) shall be divided by the total number of Target Fund Common Shares or Acquiring Fund Common Shares, as the case may be, outstanding at such time.

(c) The Acquiring Fund shall issue to the Target Fund certificates, share deposit receipts or book entry interests for the Acquiring Fund Common Shares registered in the name of the Target Fund. The Target Fund shall then distribute the Acquiring Fund Common Shares to the holders of Target Fund Common Shares by redelivering the certificates, share deposit receipts or book entry interests evidencing ownership of the Acquiring Fund Common Shares to the transfer agent and registrar for the Acquiring Fund Common Shares, for distribution to the holders of Target Fund Common Shares on the basis of such holder’s proportionate interest in the aggregate net asset value of the Target Fund Common Shares. With respect to any Target Fund Shareholders holding certificates evidencing ownership of Target Fund Common Shares as of the Closing Date, and subject to the Acquiring Fund being informed thereof in writing by the Target Fund, the Acquiring Fund will not permit such Target Fund Shareholder to receive new book entry interests of the Acquiring Fund Common Shares, until notified by the Target Fund or its agent that such shareholder has surrendered his or her outstanding certificates evidencing ownership of Target Fund Common Shares or, in the event of lost certificates, posted adequate bond. The Target Fund, at its own expense, will request its Target Fund Shareholders to surrender their outstanding certificates evidencing ownership of Target Fund Common Shares or post adequate bond therefor.

(d) No fractional shares of Acquiring Fund Common Shares will be issued to holders of Target Fund Common Shares unless such shares are held in a Dividend Reinvestment Plan account. In lieu thereof, the Acquiring Fund’s transfer agent will aggregate all fractional Acquiring Fund Common Shares to be issued in connection with the Reorganization (other than those issued to a Dividend Reinvestment Plan account) and sell the resulting full shares on the New York Stock Exchange at the current market price for Acquiring Fund Common Shares for the account of all holders of such fractional interests, and each such holder will receive such holder’s pro rata share of the proceeds of such sale upon surrender of such holder’s certificates representing Acquiring Fund Common Shares.

5. PAYMENT OF EXPENSES.

(a) The Target Fund and the Acquiring Fund and any other closed-end investment company that sells substantially all of its assets to the Acquiring Fund on or about the Closing Date (for purposes of this Section 5(a) only, a “Fund”) will bear expenses incurred in connection with the Reorganization, including but not limited to, costs related to the preparation and distribution of materials distributed to each Fund’s Board of Trustees, expenses incurred in connection with the preparation of the Agreement and Plan of Reorganization, the preparation and filing of any documents required by such Fund’s state of organization, the preparation and filing of the N-14 Registration Statement with the U.S. Securities and Exchange Commission (“SEC”), the printing and distribution of the Joint Proxy Statement/Prospectus and any other materials required to be distributed to shareholders, the SEC, state securities commission and secretary of state filing fees and legal and audit fees in connection with the Reorganization, legal fees incurred preparing each Fund’s board materials, attending each Fund’s board meetings and preparing the minutes, audit fees associated with each Fund’s financial statements, stock exchange fees, transfer agency fees, rating agency fees, portfolio transfer taxes (if any) and any similar expenses incurred in connection with the Reorganization, which will be borne directly by the respective Fund incurring the expense or allocated among the Funds based upon any reasonable methodology approved by the Boards of Trustees of the Funds, provided, that the Acquiring Fund’s investment adviser may bear all or a portion of the reorganization expenses of the Acquiring Fund. Neither the Funds nor the investment adviser will pay any expenses of shareholders arising out of or in connection with the Reorganization.

(b) If for any reason the Reorganization is not consummated, no party shall be liable to any other party for any damages resulting therefrom, including, without limitation, consequential damages, and each Fund shall be responsible, on a proportionate total assets basis, for all expenses incurred in connection with the Reorganization.

6. COVENANTS OF THE FUNDS.

(a) COVENANTS OF EACH FUND.

(i) Each Fund covenants to operate its business as presently conducted between the date hereof and the Closing Date.

(ii) Each of the Funds agrees that by the Closing Date all of its U.S. federal and other tax returns and reports required to be filed on or before such date shall have been filed and all taxes shown as due on said returns either have been paid or adequate liability reserves have been provided for the payment of such taxes.

(iii) The intention of the parties is that the transaction contemplated by this Agreement will qualify as a “reorganization” within the meaning of Section 368(a) of the Code. Neither the Acquiring Fund nor the Target Fund shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Acquiring Fund and the Target Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Skadden, Arps, Slate, Meagher & Flom LLP (“Skadden”), special counsel to the Funds, to render the tax opinion required herein (including, without limitation, each party’s execution of representations reasonably requested by and addressed to Skadden).

(iv) In connection with this covenant, the Funds agree to cooperate with each other in filing any tax return, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. The Acquiring Fund agrees to retain for a period of ten (10) years following the Closing Date all returns, schedules and work papers and all material records or other documents relating to tax matters of the Target Fund for each of such Fund’s taxable periods ending on or before the Closing Date.

(b) COVENANTS OF THE ACQUIRING FUND.

(i) The Acquiring Fund will file the N-14 Registration Statement with the SEC and will use its best efforts to provide that the N-14 Registration Statement becomes effective as promptly as practicable. Each Fund agrees to cooperate fully with the other, and each will furnish to the other the information relating to itself to be set forth in the N-14 Registration Statement as required by the 1933 Act, the 1934 Act and the 1940 Act, and the rules and regulations thereunder and the state securities laws.

(ii) The Acquiring Fund has no plan or intention to sell or otherwise dispose of the Target Fund Investments, except for dispositions made in the ordinary course of business.

(iii) Following the consummation of the Reorganization, the Acquiring Fund will continue its business as a non-diversified, closed-end management investment company registered under the 1940 Act.

(iv) The Acquiring Fund shall use its reasonable efforts to cause the Acquiring Fund Common Shares to be issued in the Reorganization to be approved for listing on the New York Stock Exchange prior to the Closing Date.

(v) The Acquiring Fund agrees to mail to its shareholders of record entitled to vote at the special meeting of shareholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, a combined proxy statement and prospectus which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

(c) COVENANTS OF THE TARGET FUND.

(i) The Target Fund agrees that following the consummation of the Reorganization, it will dissolve in accordance with the laws of the State of Delaware and any other applicable law, it will not make any distributions of any Acquiring Fund Common Shares other than to its shareholders and without first paying or adequately providing for the payment of all of its respective liabilities not assumed by the Acquiring Fund, if any, and on and after the Closing Date it shall not conduct any business except in connection with its termination.

(ii) The Target Fund undertakes that if the Reorganization is consummated, it will file an application pursuant to Section 8(f) of the 1940 Act for an order declaring that the Target Fund has ceased to be a registered investment company.

(iii) The Target Fund agrees to mail to its shareholders of record entitled to vote at the special meeting of shareholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, a combined proxy statement and prospectus which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

(iv) After the Closing Date, the Target Fund shall prepare, or cause its agents to prepare, any U.S. federal, state or local tax returns required to be filed by such Target Fund with respect to its final taxable year ending with its complete liquidation and dissolution and for any prior periods or taxable years and further shall cause such tax returns to be duly filed with the appropriate taxing authorities. Notwithstanding the aforementioned provisions of this subsection, any expenses incurred by the Target Fund (other than for payment of taxes) in connection with the preparation and filing of said tax returns after the Closing Date shall be borne by such Target Fund to the extent such expenses have been accrued by such Target Fund in the ordinary course without regard to the Reorganization; any excess expenses shall be paid from a liability reserve established to provide for the payment of such expenses.

7. CLOSING DATE.

(a) The closing of the Reorganization (the “Closing”) shall occur at                  at the offices of Skadden, Four Times Square, New York, New York 10036, or at such other time or location as may be mutually agreed by the Funds, on the next full business day following the Valuation Time to occur after the satisfaction or waiver of all of the conditions set forth in Sections 8 and 9 of this Agreement (other than the conditions that relate to actions to be taken, or documents to be delivered at the Closing, it being understood that the occurrence of the Closing shall remain subject to the satisfaction or waiver of such conditions at Closing), or at such other time and date as may be mutually agreed to by the Funds (such date, the “Closing Date”).

(b) On the Closing Date, the Target Fund shall deliver its assets that are to be transferred, together with any other Target Fund Investments, to the Acquiring Fund, and the Acquiring Fund shall issue the Acquiring Fund Common Shares as provided in this Agreement. To the extent that any Target Fund Investments, for any reason, are not transferable on the Closing Date, the Target Fund shall cause such Target Fund Investments to be transferred to the Acquiring Fund’s account with its custodian at the earliest practicable date thereafter.

(c) The Target Fund will deliver to the Acquiring Fund on the Closing Date confirmation or other adequate evidence as to the tax basis of the Target Fund Investments delivered to the Acquiring Fund hereunder.

(d) As soon as practicable after the close of business on the Closing Date, the Target Fund shall deliver or make available to (including by electronic format) the Acquiring Fund a list of the names and addresses of all of the Target Fund Shareholders of record on the Closing Date and the number of Target Fund Common Shares owned by each such Target Fund Shareholder, certified to the best of its knowledge and belief by the transfer agent for the Target Fund or by the Target Fund’s Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, or Secretary or any Assistant Secretary.

8. CONDITIONS OF THE TARGET FUND.

The obligations of the Target Fund hereunder shall be subject to the following conditions:

(a) That this Agreement shall have been adopted, and the Reorganization shall have been approved by the Board of Trustees of the Target Fund and by the affirmative vote of the Target Fund Shareholders of either (i) 67% or more of the voting securities present at the Target Fund Shareholder meeting where the Reorganization shall be approved, if the holders of more than 50% of the outstanding voting securities of the Target Fund were present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the Target Fund, whichever is less; and that the Acquiring Fund shall have delivered (including in electronic format) to the Target Fund a copy of the resolutions approving this Agreement adopted by the Board of Trustees of the Acquiring Fund, and a certificate setting forth the vote of the Acquiring Fund Shareholders approving the issuance of additional Acquiring Fund Common Shares in connection with the Reorganization, each certified by the Acquiring Fund’s Secretary.

(b) That the Acquiring Fund shall have provided or made available (including by electronic format) to the Target Fund the Acquiring Fund Closing Financial Statements, together with a schedule of the Acquiring Fund’s investments, all as of the Valuation Time, certified on the Acquiring Fund’s behalf by its Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, and a certificate signed by the Acquiring Fund’s Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of the Acquiring Fund since the date of the Acquiring Fund’s most recent Annual or Semi-Annual Report, as applicable, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

(c) That the Acquiring Fund shall have furnished to the Target Fund a certificate signed by the Acquiring Fund’s Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, dated as of the Closing Date, certifying that, as of the Valuation Time and as of the Closing Date, all representations and warranties of the Acquiring Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates, and that the Acquiring Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

(d) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(e) That the Target Fund shall have received the opinion of Skadden, acting as special counsel for the Acquiring Fund, dated as of the Closing Date, addressed to the Target Fund, substantially in the form and to the effect that:

(i) based solely on our review of a certificate and a bringdown verification thereof, dated the Closing Date, from the Secretary of State of the State of Delaware with respect to the Acquiring Fund’s existence and good standing in the State of Delaware, the Acquiring Fund is validly existing and in good standing under the DSTA;

(ii) the Acquiring Fund is registered with the SEC as a closed-end management investment company under the 1940 Act;

(iii) the Acquiring Fund has the statutory trust power and authority to execute and deliver the Agreement and to consummate the transactions contemplated thereby under the DSTA;

(iv) this Agreement has been duly authorized, executed and delivered by all requisite statutory trust action on the part of the Acquiring Fund under the DSTA;

(v) this Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable against the Acquiring Fund in accordance with its terms under the laws of the State of Delaware;

(vi) neither the execution and delivery by the Acquiring Fund of this Agreement nor the consummation by the Acquiring Fund of the transactions contemplated thereby (i) conflicts with the agreement and declaration of trust or by-laws of the Acquiring Fund; (ii) constitutes a material violation of, or default under any material contract, agreement, instrument or other document pertaining to, or material to the business or financial condition of, the Acquiring Fund; (iii) contravenes any material judgment, order or decree of courts or other governmental authorities or arbitrators that are material to the business or financial condition of the Acquiring Fund; or (iv) violates the DSTA or any law rule or regulation of the State of Delaware or the United States of America; and

(vii) neither the execution and delivery by the Acquiring Fund of this Agreement nor the consummation by the Acquiring Fund of the transactions contemplated thereby requires the consent, approval, licensing or authorization of, or any filing, recording or registration with, any governmental authority under the DSTA or any law, rule or regulation of the State of Delaware or the United States of America except for those consents, approvals, licenses and authorizations already obtained and those filings, recordings and registrations already made.

(viii) when the Acquiring Fund Common Shares have been duly entered into the share record books of the Acquiring Fund and issued and delivered to shareholders of the Target Funds Shareholders in accordance with the terms of this Agreement, the issuance of the Acquiring Fund Common Shares will have been duly authorized by all requisite statutory trust action on the part of the Acquiring Fund under the DSTA, and the Acquiring Fund Common Shares will be validly issued and fully paid, and under the DSTA, the Target Fund Shareholders will have no obligation to make further payments for the Acquiring Fund Common Shares or contributions to the Acquiring Fund solely by reason of their ownership of the Acquiring Fund Common Shares (except as provided for in the Acquiring Fund’s agreement and declaration of trust or applicable law and except for their obligation to repay any funds wrongfully distributed to them).

(f) That the Target Fund shall have obtained an opinion from Skadden, special counsel for the Acquiring Fund, dated as of the Closing Date, addressed to the Target Fund, that the consummation of the transactions set forth in this Agreement complies with the requirements of a reorganization as described in Section 368(a) of the Code.

(g) That all proceedings taken by the Acquiring Fund and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to the Target Fund.

(h) That the N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Acquiring Fund, be contemplated by the SEC.

9. CONDITIONS OF THE ACQUIRING FUND.

The obligations of the Acquiring Fund hereunder shall be subject to the following conditions:

(a) That this Agreement shall have been adopted, and the Reorganization and issuance of additional Acquiring Fund Common Shares in connection therewith shall have been approved by the Board of Trustees of the Acquiring Fund and that the issuance of additional Acquiring Fund Common Shares shall have been approved by the affirmative vote of the Acquiring Fund Shareholders of a majority of the votes cast at the Acquiring Fund Shareholder meeting where such issuance of additional Acquiring Fund Common Shares shall be approved; and the Target Fund shall have delivered (including in electronic format) to the Acquiring Fund a copy of the resolutions approving this Agreement adopted by the Board of Trustees of the Target Fund, and a certificate setting forth the vote of the holders of Target Fund Common Shares approving the Reorganization obtained, each certified by the Target Fund’s Secretary.

(b) That the Target Fund shall have provided or made available (including by electronic format) to the Acquiring Fund the Target Fund Closing Financial Statements, together with a schedule of the Target Fund’s investments with their respective dates of acquisition and tax costs, all as of the Valuation Time, certified on the Target Fund’s behalf by its Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, and a certificate signed by Target Fund’s Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of the Target Fund since the date of the Target Fund’s most recent Annual Report or Semi-Annual Report, as applicable, other than changes in the Target Fund Investments since that date or changes in the market value of the Target Fund Investments.

(c) That the Target Fund shall have furnished to the Acquiring Fund a certificate signed by the Target Fund’s Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date all representations and warranties of the Target Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates and the Target Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.

(d) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(e) That the Acquiring Fund shall have received the opinion of Skadden, acting as, special counsel for the Target Fund, dated as of the Closing Date, addressed to the Acquiring Fund, substantially in the form and to the effect that:

(i) based solely on our review of a certificate and a bringdown verification thereof, dated the Closing Date, from the Secretary of State of the State of Delaware with respect to the Target Fund’s existence and good standing in the State of Delaware, the Target Fund is duly formed and validly existing and in good standing under the DSTA;

(ii) the Target Fund is registered with the SEC as a closed-end management investment company under the 1940 Act;

(iii) the Target Fund has the statutory trust power and authority to execute and deliver the Agreement and to consummate the transactions contemplated thereby under the DSTA;

(iv) this Agreement has been duly authorized, executed and delivered by all requisite statutory trust action on the part of the Target Fund under the DSTA;

(v) this Agreement constitutes a valid and binding obligation of the Target Fund, enforceable against the Target Fund in accordance with its terms under the laws of the State of Delaware;

(vi) neither the execution and delivery by the Target Fund of this Agreement nor the consummation by the Target Fund of the transactions contemplated thereby (i) conflicts with the agreement and declaration of trust or by-laws of the Target Fund; (ii) constitutes a material violation of, or default under any material contract, agreement, instrument or other document pertaining to, or material to the business or financial condition of, the Target Fund; (iii) contravenes any material judgment, order or decree of courts or other governmental authorities or arbitrators that are material to the business or financial condition of the Target Fund; or (iv) violates the DSTA or any law rule or regulation of the State of Delaware or the United States of America; and

(vii) neither the execution and delivery by the Target Fund of this Agreement nor the consummation by the Target Fund of the transactions contemplated thereby requires the consent, approval, licensing or authorization of, or any filing, recording or registration with, any governmental authority under the DSTA or any law, rule or regulation of the State of Delaware or the United States of America except for those consents, approvals, licenses and authorizations already obtained and those filings, recordings and registrations already made.

(f) That the Acquiring Fund shall have obtained an opinion from Skadden, special counsel for the Target Fund, dated as of the Closing Date, addressed to the Acquiring Fund, that the consummation of the transactions set forth in this Agreement complies with the requirements of a reorganization as described in Section 368(a) of the Code.

(g) That all proceedings taken by the Target Fund and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to the Acquiring Fund.

(h) That the N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Target Fund, be contemplated by the SEC.

(i) That prior to the Closing Date, the Target Fund shall have declared a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its shareholders all of its net investment company taxable income for the period to and including the Closing Date, if any (computed without regard to any deduction for dividends paid), (ii) all of its net capital gain, if any, recognized to and including the Closing Date and (iii) the excess of its interest income excludable from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for the period to and including the Closing Date.

10. TERMINATION, POSTPONEMENT AND WAIVERS.

(a) Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated and the Reorganization abandoned at any time (whether before or after adoption thereof by the shareholders of the Target Fund and the Acquiring Fund) prior to the Closing Date, or the Closing Date may be postponed, (i) by mutual consent of the Boards of Trustees of the Acquiring Fund and the Target Fund; (ii) by the

Board of Trustee of the Target Fund if any condition of Target Fund’s obligations set forth in Section 8 of this Agreement has not been fulfilled or waived by such Board of Trustee; and (iii) by the Board of Trustee of the Acquiring Fund if any condition of the Acquiring Fund’s obligations set forth in Section 9 of this Agreement has not been fulfilled or waived by such Board of Trustee.

(b) If the transactions contemplated by this Agreement have not been consummated by December 31, 2015, this Agreement automatically shall terminate on that date, unless a later date is mutually agreed to by the Boards of Trustees of the Acquiring Fund and the Target Fund.

(c) In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of any Fund or its respective directors, trustees, officers, agents or shareholders in respect of this Agreement other than with respect to Section 11 and payment by each Fund of its respective expenses incurred in connection with the Reorganization.

(d) At any time prior to the Closing Date, any of the terms or conditions of this Agreement may be waived by the Board of Trustees of the Acquiring Fund or the Target Fund (whichever is entitled to the benefit thereof), if, in the judgment of such Board of Trustees after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of their respective Fund, on behalf of which such action is taken.

(e) The respective representations and warranties contained in Sections 1 and 2 of this Agreement shall expire with, and be terminated by, the consummation of the Reorganization, and neither the Funds, nor any of their respective officers, directors, trustees, agents or shareholders shall have any liability with respect to such representations or warranties after the Closing Date. This provision shall not protect any officer, director, trustee, agent or shareholder of either of the Funds against any liability to the entity for which that officer, director, trustee, agent or shareholder so acts or to its shareholders, to which that officer, director, trustee, agent or shareholder otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties in the conduct of such office.

(f) If any order or orders of the SEC with respect to this Agreement shall be issued prior to the Closing Date and shall impose any terms or conditions which are determined by action of the Board of Trustees of the Acquiring Fund and the Target Fund to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the Target Fund Shareholders and the Acquiring Fund Shareholders unless such terms and conditions shall result in a change in the method of computing the number of Acquiring Fund Common Shares to be issued to the Target Fund Shareholders, in which event, unless such terms and conditions shall have been included in the proxy solicitation materials furnished to the Target Fund Shareholders prior to the meeting at which the Reorganization shall have been approved, this Agreement shall not be consummated and shall terminate unless the Target Fund promptly shall call a special meeting of the Target Fund Shareholders at which such conditions so imposed shall be submitted for approval.

11. INDEMNIFICATION.

(a) Each party (an “Indemnitor”) shall indemnify and hold the other and its officers, directors, trustees, agents and persons controlled by or controlling any of them (each an “Indemnified Party”) harmless from and against any and all losses, damages, liabilities, claims, demands, judgments, settlements, deficiencies, taxes, assessments, charges, costs and expenses of any nature whatsoever (including reasonable attorneys’ fees) including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by such Indemnified Party in connection with the defense or disposition of any claim, action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such Indemnified Party may be or may have been involved as a party or otherwise or with which such Indemnified Party may be or may have been threatened (collectively, the “Losses”) arising out of or related to any claim of a breach of any representation, warranty or covenant made herein by the Indemnitor; provided, however, that no Indemnified Party shall be indemnified hereunder against any Losses arising directly from such Indemnified Party’s (i) willful misfeasance, (ii) bad faith, (iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of such Indemnified Party’s position.

(b) The Indemnified Party shall use its best efforts to minimize any liabilities, damages, deficiencies, claims, judgments, assessments, costs and expenses in respect of which indemnity may be sought hereunder. The Indemnified Party shall give written notice to Indemnitor within the earlier of ten (10) days of receipt of written notice to the Indemnified Party or thirty (30) days from discovery by the Indemnified Party of any matters which may give rise to a claim for indemnification or reimbursement under this Agreement. The failure to give such notice shall not affect the right of the Indemnified Party to indemnity hereunder unless such failure has materially and adversely affected the rights of the Indemnitor. At any time after ten (10) days from the giving of such notice, the Indemnified Party may, at its option, resist, settle or otherwise compromise, or pay such claim unless it shall have received notice from the Indemnitor that the Indemnitor intends, at the Indemnitor’s sole cost and expense, to assume the defense of any such matter, in which case the Indemnified Party shall have the right, at no cost or expense to the Indemnitor, to participate in such defense. If the Indemnitor does not assume the defense of such matter, and in any event until the Indemnitor states in writing that it will assume the defense, the Indemnitor shall pay all costs of the Indemnified Party arising out of the defense until the defense is assumed; provided, however, that the Indemnified Party shall consult with the Indemnitor and obtain indemnitor’s prior written consent to any payment or settlement of any such claim. The Indemnitor shall keep the Indemnified Party fully apprised at all times as to the status of the defense. If the Indemnitor does not assume the defense, the Indemnified Party shall keep the Indemnitor apprised at all times as to the status of the defense. Following indemnification as provided for hereunder, the Indemnitor shall be subrogated to all rights of the Indemnified Party with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made.

12. OTHER MATTERS.

(a) All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

(b) All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally or sent by registered mail or certified mail, postage prepaid. Notice to the Target Fund shall be addressed to                                                   c/o BlackRock Advisors, LLC, 40 East 52nd Street, New York, New York 10022, Attention: Janey Ahn, Secretary of the Target Fund, or at such other address as the Target Fund may designate by written notice to the Acquiring Fund. Notice to the Acquiring Fund shall be addressed to BlackRock Resources & Commodities Strategy Trust c/o BlackRock Advisors, LLC, 40 East 52nd Street New York, New York 10022, Attention: Janey Ahn, Secretary of the Acquiring Fund, or at such other address and to the attention of such other person as the Acquiring Fund may designate by written notice to the Target Fund. Any notice shall be deemed to have been served or given as of the date such notice is delivered personally or mailed.

(c) This Agreement supersedes all previous correspondence and oral communications between the Funds regarding the Reorganization, constitutes the only understanding with respect to the Reorganization, may not be changed except by a letter of agreement signed by each Fund and shall be governed by and construed in accordance with the laws of the State of Delaware applicable to agreements made and to be performed in said state.

(d) This Agreement may be amended or modified by the parties hereto prior to the Closing Date, by action taken or authorized by their respective Boards of Trustees at any time before or after adoption of this Agreement and approval of the Reorganization by the Target Fund Shareholders or the Acquiring Fund Shareholders, but, after any such adoption and approval, no amendment or modification shall be made which by law requires further approval by such shareholders without such further approval. This Agreement may not be amended or modified except by an instrument in writing signed on behalf of each of the Funds.

(e) This Agreement is not intended to confer upon any person other than the parties hereto (or their respective successors and assigns) any rights, remedies, obligations or liabilities hereunder. If any provision of this Agreement shall be held or made invalid by statute rule, regulation, decision of a tribunal or otherwise, the remainder of this Agreement shall not be affected thereby and, to such extent, the provisions of this Agreement shall be deemed severable provided that this Agreement shall be deemed modified to give effect to the fullest extent permitted under applicable law to the intentions of the party as reflected by this Agreement prior to the invalidity of such provision.

(f) It is expressly agreed that the obligations of the Funds hereunder shall not be binding upon any of their respective directors, trustees, shareholders, nominees, officers, agents, or employees personally, but shall bind only the property of the respective Fund. The execution and delivery of this Agreement has been authorized by the Boards of Trustees of the Acquiring Fund and the Target Fund and signed by an authorized officer of each of the Acquiring Fund and the Target Fund, acting as such, and neither such authorization by such Board of Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of each Fund.

(g) This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original but all such counterparts together shall constitute but one instrument.

IN WITNESS WHEREOF, the parties have hereunto caused this Agreement to be executed and delivered by their duly authorized officers as of the day and year first written above.

BLACKROCK RESOURCES & COMMODITIES STRATEGY TRUST

By:
Name:
Title:

TARGET FUND NAME

By:
Name:
Title:

APPENDIX B

Narrative Description of the Pro Forma Effects of the Reorganizations

The unaudited pro forma information provided herein should be read in conjunction with the annual report and semi-annual report of BCF, BQR and BCX dated October 31, 2013 and April 30, 2014, respectively, both of which are on file with the SEC and are available at no charge.

The unaudited pro forma information set forth below for the period ended April 30, 2014 is intended to present ratios and supplemental data as if the Reorganizations of BCF and BQR (the “Target Funds”) into BCX (the “Acquiring Fund” and together with the Target Funds, the “Funds”) had been consummated at May 1, 2013. The Reorganizations are intended to consolidate each Target Fund with a similar fund advised by BlackRock Advisors, LLC (the “Investment Advisor”). BlackRock International Ltd. acts as the sub-advisor for each Fund. BlackRock Investment Management, LLC served as the sub-advisor for BQR and BCF until July 1, 2014. BlackRock Capital Management, Inc. served as the sub-advisor for BCF and BCX until July 1, 2014.

The Funds have the same investment adviser, sub-advisor, transfer agent, accounting services agent and custodian. Each of such service providers has entered into an agreement with each Fund, which governs the provision of services to that Fund. Such agreements contain the same terms with respect to each Fund except for the Investment Management Agreement. Each Fund entered into an Investment Management Agreement with the Investment Advisor to provide investment advisory services. For such services, BCF pays the Investment Advisor a monthly fee at the annual rate of 1.20% of its average weekly net assets, and each of BQR and BCX pays the Investment Advisor a monthly fee at the annual rate of 1.20% of its respective average daily net assets. The Investment Advisor waives a portion of the investment management fee of each of BCF, BQR and BCX at an annual rate of 0.05%, 0.05% and 0.20%, respectively.

The Investment Advisor also provides investment management and other services to BlackRock Cayman Resources & Commodities Strategy Fund, Ltd., a wholly-owned subsidiary of BCX formed in the Cayman Islands (the “Subsidiary”). The Investment Advisor does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, BCX pays the Investment Advisor based on the BCX’s net assets which includes the assets of the Subsidiary.

If any of the Reorganizations are consummated, the Investment Advisor will reduce the annual contractual investment management fee rate of the Combined Fund to 1.00% of the average daily net assets of the Combined Fund, which is lower than the contractual investment management fee rate of any individual Fund, lower than the current effective investment management fee rate of BCF and BQR, and the same as the current effective investment management fee rate of BCX. The Combined Fund will not be subject to a separate fee for administration services or benefit from any fee waivers.

As of April 30, 2014, the net assets of (i) BCF and BQR were $592,938,503 and $115,890,255, respectively and (ii) the Acquiring Fund were $649,406,995. The net assets of the Combined Fund as of April 30, 2014 would have been $1,357,330,753 on a pro forma basis. In each Reorganization, the outstanding common shares of each Target Fund will be exchanged for newly issued common shares of the Acquiring Fund, par value $0.001 per share (“Acquiring Fund Shares”). The aggregate net asset value (not the market value) of Acquiring Fund Shares received by the shareholders of the Target Fund in each Reorganization will equal the aggregate net asset value (not the market value) of Target Fund common shares held by such shareholders immediately prior to such Reorganization, less the direct costs of such Reorganization, as applicable (although shareholders may receive cash for their fractional common shares).The amount of increased common shares of 50,772,117 was calculated based on net asset value of the Acquiring Fund Shares of $13.94 in exchange for common shares of the Target Funds.

B-1

On a pro forma basis for the twelve months ended April 30, 2014, the proposed Reorganizations would result in a decrease of $2,625,868 in the investment advisory fees charged, a decrease in advisory waiver of $1,706,694 and a decrease in other operating expenses (including custody, legal, accounting and audit fees) of $337,504 on a pro forma basis for the twelve months ended April 30, 2014.

The net annual portfolio operating expenses for BQR and BCF were 1.38% and 1.21%, respectively, as of April 30, 2014. The Acquiring Fund’s net annual portfolio operating expenses was 1.07% as of April 30, 2014. Assuming all of the Reorganizations are consummated, the Combined Fund’s pro forma operating expenses are expected to be 1.06%.

No significant accounting policies will change as a result of the proposed Reorganizations, specifically, policies regarding valuation and Subchapter M compliance. As of April 30, 2014, all the securities held by the Target Funds comply with the compliance guidelines and/or investment restrictions of the Acquiring Fund. It is not anticipated that the Acquiring Fund will sell any securities of the Target Funds acquired in the Reorganizations other than in the ordinary course of business.

The Reorganizations are expected to be tax free for federal income tax purposes. This means that no gain or loss will be recognized by the Target Funds or their shareholders as a result of the Reorganizations. The aggregate tax basis of the Acquiring Fund Shares received by the shareholders of the Target Funds will be the same as the aggregate tax basis the shareholders of the Target Funds held in their shares of the Target Funds immediately before the Reorganizations.

Accounting Survivor: The Acquiring Fund is deemed to be the “accounting survivor” in connection with the Reorganizations.

Cost of Reorganizations: Regardless of whether the Reorganizations are completed, the costs associated with the proposed Reorganizations, including the costs associated with the stockholder meeting, will be borne directly by the respective Fund incurring the expense or allocated among the Funds proportionately or on another reasonable basis, as appropriate except that BlackRock Advisors, LLC has agreed to pay all of BCX’s costs of the Reorganizations. The estimated expenses of the Reorganizations attributable to each Fund, which include the amount to be paid by BlackRock Advisors, LLC, are as follows:

Estimated Reorganization Expenses
BCF	BQR	BCX
$560,000	$345,000	$565,000

Capital Loss Carryforwards: The Funds’ capital loss carryforwards as of the Closing Date are estimated to be approximately as follows (rounded to the nearest thousand and subject to change based on actual operating results after the date hereof):

	Capital Loss Amount
Expiration	BCF	BQR	BCX
10/31/2016	—	$21,140,000	—
10/31/2017	—	$9,081,000	—
10/31/2018	—	$1,795,000	—
No expiration date*	$14,789,000	$9,334,000	$124,367,000

	$14,789,000	$41,350,000	$124,367,000

* Must be used prior to losses subject to expiration.

B-2

APPENDIX C

PROXY VOTING POLICIES – BLACKROCK U.S. REGISTERED FUNDS

I. INTRODUCTION

The Trustees/Directors (“Directors”) of the BlackRock-Advised Funds (the “Funds”) have the responsibility for voting proxies relating to portfolio securities of the Funds, and have determined that it is in the best interests of the Funds and their shareholders to delegate that responsibility to BlackRock Advisors, LLC and its affiliated U.S. registered investment advisers (“BlackRock”), the investment adviser to the Funds, as part of BlackRock’s authority to manage, acquire and dispose of account assets. The Directors hereby direct BlackRock to vote such proxies in accordance with this Policy, and any proxy voting guidelines that the Adviser determines are appropriate and in the best interests of the Funds’ shareholders and which are consistent with the principles outlined in this Policy. Individual series of the Funds may be specifically excluded from this Policy by the Directors by virtue of the adoption of alternative proxy voting policy for such series. The Directors have authorized BlackRock to utilize unaffiliated third-parties as its agents to vote portfolio proxies in accordance with this Policy and to maintain records of such portfolio proxy voting.

Rule 206(4)-6 under the Investment Advisers Act of 1940 requires, among other things, that an investment adviser that exercises voting authority over clients’ proxy voting adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of clients, discloses to its clients information about those policies and procedures and also discloses to clients how they may obtain information on how the adviser has voted their proxies.

BlackRock has adopted guidelines and procedures that are consistent with the principles of this Policy. BlackRock’s corporate governance committee structure (the “Committee”), oversees the proxy voting function on behalf of BlackRock and its clients, including the Funds. The Committee is comprised of senior members of BlackRock’s Portfolio Management and Administration Groups and is advised by BlackRock’s Legal and Compliance Department.

BlackRock votes (or refrains from voting) proxies for each Fund in a manner that BlackRock, in the exercise of its independent business judgment, concludes is in the best economic interests of such Fund. In some cases, BlackRock may determine that it is in the best economic interests of a Fund to refrain from exercising the Fund’s proxy voting rights (such as, for example, proxies on certain non-U.S. securities that might impose costly or time-consuming in-person voting requirements). With regard to the relationship between securities lending and proxy voting, BlackRock’s approach is also driven by our clients’ economic interests. The evaluation of the economic desirability of recalling loans involves balancing the revenue producing value of loans against the likely economic value of casting votes. Based on our evaluation of this relationship, BlackRock believes that the likely economic value of casting a vote generally is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by BlackRock recalling loaned securities in order to ensure they are voted. Periodically, BlackRock analyzes the process and benefits of voting proxies for securities on loan, and will consider whether any modification of its proxy voting policies or procedures are necessary in light of any regulatory changes.

BlackRock will normally vote on specific proxy issues in accordance with BlackRock’s proxy voting guidelines. BlackRock’s proxy voting guidelines provide detailed guidance as to how to vote proxies on certain important or commonly raised issues. BlackRock may, in the exercise of its business judgment, conclude that the proxy voting guidelines do not cover the specific matter upon which a proxy vote is requested, or that an exception to the proxy voting guidelines would be in the best economic interests of a Fund. BlackRock votes (or refrains from voting) proxies without regard to the relationship of the issuer of the proxy (or any shareholder of such issuer) to the Fund, the Fund’s affiliates (if any), BlackRock or BlackRock’s affiliates. When voting proxies, BlackRock attempts to encourage companies to follow practices that enhance shareholder value and increase transparency and allow the market to place a proper value on their assets.

II. PROXY VOTING POLICIES

A. Boards of Directors

The Funds generally support the board’s nominees in the election of directors and generally support proposals that strengthen the independence of boards of directors. As a general matter, the Funds believe that a company’s board of directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company’s business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Funds therefore believe that the foundation of good corporate governance is the election of responsible, qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, consideration may be given to a director nominee’s history of representing shareholder interests as a director of the company issuing the proxy or other companies, or other factors to the extent deemed relevant by the Committee.

B. Auditors

These proposals concern those issues submitted to shareholders related to the selection of auditors. As a general matter, the Funds believe that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Funds anticipate that BlackRock will generally defer to a corporation’s choice of auditor, in individual cases, consideration may be given to an auditors’ history of representing shareholder interests as auditor of the company issuing the proxy or other companies, to the extent deemed relevant.

C. Compensation and Benefits

These proposals concern those issues submitted to shareholders related to management compensation and employee benefits. As a general matter, the Funds favor disclosure of a company’s compensation and benefit policies and oppose excessive compensation, but believe that compensation matters are normally best determined by a corporation’s board of directors, rather than shareholders. Proposals to “micro-manage” a company’s compensation practices or to set arbitrary restrictions on compensation or benefits should therefore generally not be supported.

D. Capital Structure

These proposals relate to various requests, principally from management, for approval of amendments that would alter the capital structure of a company, such as an increase in authorized shares. As a general matter, the Funds expect that BlackRock will support requests that it believes enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

E. Corporate Charter and By-Laws

These proposals relate to various requests for approval of amendments to a corporation’s charter or by-laws. As a general matter, the Funds generally vote against anti-takeover proposals and proposals that would create additional barriers or costs to corporate transactions that are likely to deliver a premium to shareholders.

F. Environmental and Social Issues

These are shareholder proposals addressing either corporate social and environmental policies or requesting specific reporting on these issues. The Funds generally do not support proposals on social issues that lack a demonstrable economic benefit to the issuer and the Fund investing in such issuer. BlackRock seeks to make proxy voting decisions in the manner most likely to protect and promote the long-term economic value of the securities held in client accounts. We intend to support economically advantageous corporate practices while leaving direct oversight of company management and strategy to boards of directors. We seek to avoid micromanagement of companies, as we believe that a company’s board of directors is best positioned to represent shareholders and oversee management on shareholders behalf. Issues of corporate social and environmental responsibility are evaluated on a case-by-case basis within this framework.

III. CONFLICTS MANAGEMENT

BlackRock maintains policies and procedures that are designed to prevent any relationship between the issuer of the proxy (or any shareholder of the issuer) and a Fund, a Fund’s affiliates (if any), BlackRock or BlackRock’s affiliates, from having undue influence on BlackRock’s proxy voting activity. In certain instances, BlackRock may determine to engage an independent fiduciary to vote proxies as a further safeguard against potential conflicts of interest or as otherwise required by applicable law. The independent fiduciary may either vote such proxies or provide BlackRock with instructions as to how to vote such proxies. In the latter case, BlackRock votes the proxy in accordance with the independent fiduciary’s determination.

IV. REPORTS TO THE BOARD

BlackRock will report to the Directors on proxy votes it has made on behalf of the Funds at least annually.

APPENDIX D

GENERAL CHARACTERISTICS AND RISKS OF STRATEGIC TRANSACTIONS

In order to manage the risk of its securities portfolio, or to enhance income or gain as described in the Joint Proxy Statement/Prospectus, the Acquiring Fund may engage in Strategic Transactions. The Acquiring Fund may engage in such activities in the Investment Advisor’s discretion, and may not necessarily be engaging in such activities when movements in interest rates and/or other factors occur that could affect the value of the assets of the Acquiring Fund occur. The Acquiring Fund’s ability to pursue certain of these strategies may be limited by applicable federal regulations. Certain Strategic Transactions may give rise to taxable income.

Put and Call Options on Securities and Indices

The Acquiring Fund may purchase and sell put and call options on securities and indices. The Acquiring Fund may also purchase and sell options on indices (“index options”). Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater, in the case of a call, or less, in the case of a put, than the exercise price of the option. A put option gives the purchaser of the option the right to sell and the seller the obligation to buy the underlying security or index at the exercise price during the option period or for a specified period prior to or on the expiration date. The purchase of a put option on a security could protect the Acquiring Fund’s holdings in such security or against a substantial decline in the market value of such security. A call option gives the purchaser of the option the right to buy and the seller the obligation to sell the underlying security or index at the exercise price during the option period or for a specified period prior or on the expiration date. The purchase of a call option on a security could protect the Acquiring Fund against an increase in the price of a security that it intended to purchase in the future. In the case of either put or call options that it has purchased, if the option expires without being sold or exercised, the Acquiring Fund will experience a loss in the amount of the option premium plus any commissions paid by the Acquiring Fund. When the Acquiring Fund sells put and call options, it receives a premium as the seller of the option. The premium that the Acquiring Fund receives for selling the option will serve as a partial and limited (to the dollar amount of the premium) hedge, in the amount of the option premium, against changes in the value of the securities in its portfolio. During the term of the option, however, a covered call seller has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price of the option if the value of the underlying security increases, but has retained the risk of loss should the price of the underlying security decline. Conversely, a put seller retains the risk of loss should the market value of the underlying security decline below the exercise price of the option, less the premium received on the sale of the option. The Acquiring Fund is authorized to purchase and sell exchange-listed options and over-the-counter options (“OTC Options”) which are privately negotiated with the counterparty. Listed options are issued by the Options Clearing Corporation (“OCC”) which guarantees the performance of the obligations of the parties to such options.

The Acquiring Fund’s ability to close out its position as a purchaser or seller of an exchange-listed put or call option is dependent upon the existence of a liquid secondary market on option exchanges. Among the possible reasons for the absence of a liquid secondary market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been listed by the OCC as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms. OTC Options are purchased from or sold to dealers, financial institutions or other counterparties which have entered into direct agreements with the Acquiring Fund. With OTC Options, such variables as expiration date, exercise price and premium will be agreed upon between the Acquiring Fund and the counterparty, without the intermediation of a third party such as the OCC. If the counterparty fails to make or take delivery of the securities underlying an option it has written, or otherwise settle the transaction in accordance with the terms of that option as written, the Acquiring Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction. The Acquiring Fund will engage in transactions in OTC Options only with banks or dealers the Investment Advisor believes to be creditworthy at the time they enter into such transactions. The hours of trading for options on debt securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

Futures Contracts and Related Options

Characteristics. The Acquiring Fund may sell financial futures contracts or purchase put and call options on such futures as a hedge against anticipated interest rate changes or other market movements. The sale of a futures contract creates an obligation by the Acquiring Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specified future time for a specified price. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

Margin Requirements. At the time a futures contract is purchased or sold, the Acquiring Fund must allocate cash or securities as a deposit payment (“initial margin”). It is expected that the initial margin that the Acquiring Fund will pay may range from approximately 1% to approximately 5% of the value of the securities or commodities underlying the contract. In certain circumstances, however, such as periods of high volatility, the Acquiring Fund may be required by an exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. An outstanding futures contract is valued daily and the payment in case of “variation margin” may be required, a process known as “marking to the market.” Transactions in listed options and futures are usually settled by entering into an offsetting transaction, and are subject to the risk that the position may not be able to be closed if no offsetting transaction can be arranged.

Segregation and Cover Requirements. Futures contracts, interest rate swaps, caps, floors and collars, short sales, reverse repurchase agreements and dollar rolls, and listed or OTC Options on securities, indices and futures contracts sold by the Acquiring Fund are generally subject to earmarking and coverage requirements of either the CFTC or the SEC, with the result that, if the Acquiring Fund does not hold the security or futures contract underlying the instrument, the Acquiring Fund will be required to designate on its books and records an ongoing basis, cash, U.S. government securities, or other liquid assets in an amount at least equal to the Acquiring Fund’s obligations with respect to such instruments. Such amounts fluctuate as the obligations increase or decrease. The earmarking requirement can result in the Acquiring Fund maintaining securities positions it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restrict portfolio management.

Strategic Transactions Present Certain Risks. With respect to hedging and risk management, the variable degree of correlation between price movements of hedging instruments and price movements in the position being hedged create the possibility that losses on the hedge may be greater than gains in the value of the Acquiring Fund’s position. The same is true for such instruments entered into for income or gain. In addition, certain instruments and markets may not be liquid in all circumstances. As a result, in volatile markets, the Acquiring Fund may not be able to close out a transaction without incurring losses substantially greater than the initial deposit. Although the contemplated use of these instruments for hedging should tend to minimize the risk of loss due to a decline in the value of the position, at the same time they tend to limit any potential gain which might result from an increase in the value of such position. The ability of the Acquiring Fund to successfully utilize Strategic Transactions will depend on the Investment Advisor’s ability to predict pertinent market movements and sufficient correlations, which cannot be assured. Finally, the daily deposit requirements in futures contracts that the Acquiring Fund has sold create an ongoing greater potential financial risk than do options transactions, where the exposure is limited to the cost of the initial premium. Losses due to the use of Strategic Transactions will reduce net asset value.

PART C: OTHER INFORMATION

ITEM 15.    Indemnification

Article V of the Registrant’s Agreement and Declaration of Trust, a copy of which was filed as an exhibit to the Registrant’s N-2 on February 11, 2011, and Article IV of the Registrant’s Bylaws, a copy of which was filed as an exhibit to the Registrant’s N-2 on February 11, 2011, provides for indemnification, as set forth below:

5.1 No Personal Liability of Shareholders, Trustees, etc. No Shareholder of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. Shareholders shall have the same limitation of personal liability as is extended to stockholders of a private corporation for profit incorporated under the Delaware General Corporation Law. No Trustee or officer of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person, save only liability to the Trust or its Shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his duty to such Person; and, subject to the foregoing exception, all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder, Trustee or officer, as such, of the Trust, is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, he shall not, on account thereof, be held to any personal liability. Any repeal or modification of this Section 5.1 shall not adversely affect any right or protection of a Trustee or officer of the Trust existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

5.2 Mandatory Indemnification. (a) The Trust hereby agrees to indemnify each person who at any time serves as a Trustee or officer of the Trust (each such person being an “indemnitee”) against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth in this Article V by reason of his having acted in any such capacity, except with respect to any matter as to which he shall not have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or, in the case of any criminal proceeding, as to which he shall have had reasonable cause to believe that the conduct was unlawful, provided, however, that no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as “disabling conduct”). Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee (1) was authorized by a majority of the Trustees or (2) was instituted by the indemnitee to enforce his or her rights to indemnification hereunder in a case in which the indemnitee is found to be entitled to such indemnification. The rights to indemnification set forth in this Declaration shall continue as to a person who has ceased to be a Trustee or officer of the Trust and shall inure to the benefit of his or her heirs, executors and personal and legal representatives. No amendment or restatement of this Declaration or repeal of any of its provisions shall limit or eliminate any of the benefits provided to any person who at any time is or was a Trustee or officer of the Trust or otherwise entitled to indemnification hereunder in respect of any act or omission that occurred prior to such amendment, restatement or repeal.

(b) Notwithstanding the foregoing, no indemnification shall be made hereunder unless there has been a determination (i) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such indemnitee is entitled to indemnification hereunder or, (ii) in the absence of such a decision, by (1) a majority vote of a quorum of those Trustees who are neither ‘‘interested persons’’ of the Trust (as defined in Section 2(a)(19) of the 1940 Act) nor parties to the proceeding (‘‘Disinterested Non-Party Trustees’’), that the indemnitee is entitled to indemnification hereunder, or (2) if such quorum is not obtainable or even if obtainable, if such majority so directs, independent legal counsel in a written opinion concludes that the indemnitee should be entitled to indemnification hereunder. All determinations to make advance payments in connection with the expense of defending any proceeding shall be authorized and made in accordance with the immediately succeeding paragraph (c) below.

(c) The Trust shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Trust receives a written affirmation by the indemnitee of the indemnitee’s good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking to reimburse the Trust unless it is subsequently determined that the indemnitee is entitled to such indemnification and if a majority of the Trustees determine that the applicable standards of conduct necessary for indemnification appear to have been met. In addition, at least one of the following conditions must be met: (i) the indemnitee shall provide adequate security for his undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the Disinterested Non-Party Trustees, or if a majority vote of such quorum so direct, independent legal counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the indemnitee ultimately will be found entitled to indemnification.

(d) The rights accruing to any indemnitee under these provisions shall not exclude any other right which any person may have or hereafter acquire under this Declaration, the By-Laws of the Trust, any statute, agreement, vote of stockholders or Trustees who are ‘‘disinterested persons’’ (as defined in Section 2(a)(19) of the 1940 Act) or any other right to which he or she may be lawfully entitled.

(e) Subject to any limitations provided by the 1940 Act and this Declaration, the Trust shall have the power and authority to indemnify and provide for the advance payment of expenses to employees, agents and other Persons providing services to the Trust or serving in any capacity at the request of the Trust to the full extent corporations organized under the Delaware General Corporation Law may indemnify or provide for the advance payment of expenses for such Persons, provided that such indemnification has been approved by a majority of the Trustees.

5.3 No Bond Required of Trustees. No Trustee shall, as such, be obligated to give any bond or other security for the performance of any of his duties hereunder.

5.4 No Duty of Investigation; No Notice in Trust Instruments, etc. No purchaser, lender, transfer agent or other person dealing with the Trustees or with any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, undertaking, instrument, certificate, Share, other security of the Trust, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively taken to have been executed or done by the executors thereof only in their capacity as Trustees under this Declaration or in their capacity as officers, employees or agents of the Trust. The Trustees may maintain insurance for the protection of the Trust Property, the Shareholders, Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible tort liability, and such other insurance as the Trustees in their sole judgment shall deem advisable or is required by the 1940 Act.

5.5 Reliance on Experts, etc. Each Trustee and officer or employee of the Trust shall, in the performance of its duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of the Trust’s officers or employees or by any advisor, administrator, manager, distributor, selected dealer, accountant, appraiser or other expert or consultant selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee.

Article IV of the Registrant’s Bylaws provides as follows:

Section 1. No Personal Liability of Directors or Officers. No Director, advisory board member or officer of the Fund shall be subject in such capacity to any personal liability whatsoever to any Person, save only liability to the Fund or its shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his or her duty to such Person; and, subject to the foregoing exception, all such Persons shall look solely to the assets of the Fund for satisfaction of claims of any nature arising in connection with the affairs of the Fund. If any Director, advisory board member or officer, as such, of the Fund, is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, such person shall not, on account thereof, be held to any personal liability. Any repeal or modification of the Charter or this Article IV Section 1 shall not adversely affect any right or protection of a Director, advisory board member or officer of the Fund existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

Section 2. Mandatory Indemnification.

(a) The Fund hereby agrees to indemnify each person who is or was a Director, advisory board member or officer of the Fund (each such person being an “Indemnitee”) to the full extent permitted under the Charter. In addition, the Fund may provide greater but not lesser rights to indemnification pursuant to a contract approved by at least a majority of Directors between the Fund and any Indemnitee. Notwithstanding the foregoing, no Indemnitee shall be indemnified hereunder against any liability to any person or any expense of such Indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of the Indemnitee’s position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as “Disabling Conduct”). Furthermore, with respect to any action, suit or other proceeding voluntarily prosecuted by any Indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such Indemnitee (A) was authorized by a majority of the Directors or (B) was instituted by the Indemnitee to enforce his or her rights to indemnification hereunder in a case in which the Indemnitee is found to be entitled to such indemnification.

(b) Notwithstanding the foregoing, unless otherwise provided in the Charter or in any agreement relating to indemnification between an Indemnitee and the Fund, no indemnification shall be made hereunder unless there has been a determination (i) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such Indemnitee is entitled to indemnification hereunder or, (ii) in the absence of such a decision, by (A) a majority vote of a quorum of those Directors who are both Independent Directors and not parties to the proceeding (“Independent Non-Party Directors”), that the Indemnitee is entitled to indemnification hereunder, or (B) if such quorum is not obtainable or even if obtainable, if such majority so directs, a Special Counsel in a written opinion concludes that the Indemnitee should be entitled to indemnification hereunder.

(c) Subject to any limitations provided by the 1940 Act and the Charter, the Fund shall have the power and authority to indemnify and provide for the advance payment of expenses to employees, agents and other Persons providing services to the Fund or serving in any capacity at the request of the Fund to the full extent permitted for corporations organized under the corporations laws of the state in which the Fund was formed, provided that such indemnification has been approved by a majority of the Directors.

(d) Any repeal or modification of the Charter or Section 2 of this Article IV shall not adversely affect any right or protection of a Director, advisory board member or officer of the Fund existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

Section 3. Good Faith Defined; Reliance on Experts. For purposes of any determination under this Article IV, a person shall be deemed to have acted in good faith and in a manner such person reasonably believed to be in the best interests of the Fund, or, with respect to any criminal action or proceeding, to have had no reasonable cause to believe such person’s conduct was unlawful, if such person’s action is based on the records or books of account of the Fund, or on information supplied to such person by the officers of the Fund in the course of their duties, or on the advice of legal counsel for the Fund or on information or records given or reports made to the Fund by an independent certified public accountant or by an appraiser or other expert or agent selected with reasonable care by the Fund. The provisions of this Article IV Section 3 shall not be deemed to be exclusive or to limit in any way the circumstances in which a person may be deemed to have met the applicable standard of conduct set forth in this Article IV. Each Director and officer or employee of the Fund shall, in the performance of his or her duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Fund, upon an opinion of counsel selected by the Board of Directors or a committee of the Directors, or upon reports made to the Fund by any of the Fund’s officers or employees or by any advisor, administrator, manager, distributor, dealer, accountant, appraiser or other expert or consultant selected with reasonable care by the Board of Directors or a committee of the Directors, officers or employees of the Fund, regardless of whether such counsel or expert may also be a Director.

Section 4. Survival of Indemnification and Advancement of Expenses. The indemnification and advancement of expenses provided by, or granted pursuant to, this Article IV shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person.

Section 5. Insurance. The Directors may maintain insurance for the protection of the Fund’s property, the shareholders, Directors, officers, employees and agents in such amount as the Directors shall deem adequate to cover possible tort liability, and such other insurance as the Directors in their sole judgment shall deem advisable or is required by the 1940 Act.

Section 6. Subrogation. In the event of payment by the Fund to an Indemnitee under the Charter or these Bylaws, the Fund shall be subrogated to the extent of such payment to all of the rights of recovery of the Indemnitee, who shall execute such documents and do such acts as the Fund may reasonably request to secure such rights and to enable the Fund effectively to bring suit to enforce such rights.

Registrant has also entered into an agreement with trustees and officers of the Registrant entitled to indemnification under the Agreement and Declaration of Trust of the Registrant pursuant to which the Registrant has agreed to advance expenses and costs incurred by the indemnitee in connection with any matter in respect of which indemnification might be sought pursuant to the Agreement and Declaration of Trust of the Registrant to the maximum extent permitted by law.

Reference is also made to:

•	Sections 10 and 11 of the Registrant’s Amended and Restated Investment Management Agreement.

•	Sections 9 and 10 of the Registrant’s Sub-Investment Advisory Agreement.

Additionally, the Registrant and the other funds in the BlackRock Closed-End Fund Complex jointly maintain, at their own expense, E&O/D&O insurance policies for the benefit of its Trustees, officers and certain affiliated persons. The Registrant pays a pro rata portion of the premium on such insurance policies.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to trustees, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 16.    Exhibits

The agreements included or incorporated by reference as exhibits to this registration statement contain representations and warranties by each of the parties to the applicable agreement. These representations and warranties were made solely for the benefit of the other parties to the applicable agreement and (i) were not intended to be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate; (ii) may have been qualified in such agreement by disclosures that were made to the other party in connection with the negotiation of the applicable agreement; (iii) may apply contract standards of “materiality” that are different from “materiality” under the applicable securities laws; and (iv) were made only as of the date of the applicable agreement or such other date or dates as may be specified in the agreement.

The Registrant acknowledges that, notwithstanding the inclusion of the foregoing cautionary statements, it is responsible for considering whether additional specific disclosures of material information regarding material contractual provisions are required to make the statements in this registration statement not misleading.

Exhibit No.	Description of Exhibit

(1)	Agreement and Declaration of Trust of the Registrant, dated November 19, 2010 (a)

(2)	Bylaws of the Registrant, dated November 19, 2010 (b)

(3)	Not applicable

(4)	Form of Agreement and Plan of Reorganization (c)

(5)(a)	Portions of the Agreement and Declaration of Trust and the Amended and Restated Bylaws of the Registrant defining the rights of stockholders*

(5)(b)	Form of Specimen Certificate (d)

(6)(a)	Investment Management Agreement (e)

(6)(b)	Investment Advisory Fee Waiver Agreement (f)

(6)(c)	Sub-Investment Advisory Agreement*

(7)	Not applicable

(8)	Form of Second Amended and Restated Deferred Compensation Plan*

(9)(a)	Custodian Agreement*

(9)(b)	Foreign Custody Manager Agreement*

(10)	Not applicable

(11)	Opinion and Consent of special counsel for the Registrant**

(12)	Tax opinion of special counsel for the Registrant ***

(13)(a)	Transfer Agency and Service Agreement*

(13)(b)	Administration and Accounting Services Agreement*

(13)(c)	Form of Second Amended and Restated Securities Lending Agency Agreement*

(14)	Consent of independent registered public accounting firm for the Registrant**

(15)	Not applicable.

(16)	Power of Attorney, dated July 30, 2014*

(17)	Form of Proxy Cards for the Funds*

*	Filed as an exhibit to the Registrant’s Registration Statement on Form N-14, filed on August 5, 2014.
**	Filed herewith.
***	To be filed by post-effective amendment.
(a)	Filed as Exhibit (a) to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2, filed on February 11, 2011.
(b)	Filed as Exhibit (b) to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2, filed on February 11, 2011.
(c)	Included in the Statement of Additional Information as Appendix A.
(d)	Filed as Exhibit (d) to Pre-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-2, filed on March 25, 2011.
(e)	Filed as Exhibit (g)(1) to Pre-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-2, filed on March 25, 2011.
(f)	Filed as Exhibit (g)(3) to Pre-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-2, filed on March 25, 2011.

ITEM 17.    Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through use of a prospectus which is part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain information called for by the applicable Exchange registration form for reoffering by persons who may be deemed underwriters, in addition to the information called for by other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees to file, by post-effective amendment, opinions of counsel supporting the tax consequences of the Reorganizations within a reasonably prompt time after receipt of such opinions.

(4) The undersigned Registrant agrees to file, by post-effective amendment, no later than the closing date of the Reorganizations, opinions of counsel regarding the legality of the securities being offered pursuant to this Registration Statement that are not qualified by the assumption that the required shareholder approval for the issuance of such securities will be obtained.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York on the 17th day of September, 2014.

BLACKROCK RESOURCES & COMMODITIES STRATEGY TRUST

BY:	/s/ John M. Perlowski
Name:	John M. Perlowski
Title:	President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated and on the 17th day of September, 2014.

Signature	Title

/s/ John M. Perlowski John M. Perlowski	President and Chief Executive Officer

/s/ Neal J. Andrews	Chief Financial Officer

Neal J. Andrews

*	Trustee

Michael J. Castellano

*	Trustee

Richard E. Cavanagh

*	Trustee

Frank J. Fabozzi

*	Trustee

Kathleen F. Feldstein

*	Trustee

James T. Flynn

*	Trustee

Jerrold B. Harris

*	Trustee

R. Glenn Hubbard

*	Trustee

W. Carl Kester

*	Trustee

Karen P. Robards

*	Trustee

Paul L. Audet

Signature	Title

*	Trustee

Henry Gabbay

*By:	/s/ John M. Perlowski
John M. Perlowski
Attorney-in-Fact

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

(11)	Opinion and Consent of special counsel for the Registrant

(14)	Consent of independent registered public accounting firm for the Registrant